As filed with the Securities and Exchange Commission on April 24, 2002
                                       Registration Nos. 33-23512, 811-5629

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

       Registration Statement under the Securities Act of 1933            [X]
                           Pre-Effective Amendment No.                    [ ]
                         Post-Effective Amendment No. 48                  [X]
                                     and/or

       Registration Statement under the Investment Company Act of 1940    [X]
                                Amendment No. 48
                        (Check appropriate box or boxes)

                                  THE GCG TRUST
                  (Exact Name of Registrant as Specified in Charter)
                               1475 Dunwoody Drive
                              West Chester, PA 19380
                      (Address of Principal Executive Offices)
                                  610-425-3400
                (Registrant's Telephone Number, including Area Code)

                               Carolyn Mead, Esq.
                             Directed Services, Inc.
                               1475 Dunwoody Drive
                              West Chester, PA 19380
                      (Name and Address of Agent for Service)
                                      ----------

                Approximate Date of Proposed Public Offering
  As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box):
          [ ] immediately upon filing pursuant to paragraph (b)
          [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on __________ pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
          [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                ----------

                           PART A

                      EXPLANATORY NOTE

This Post-Effective Amendment No. 48 to The GCG Trust's Registration Statement is filed for the purpose of updating information contained in Post-Effective Amendment No. 47 to the Trust's registration statement that was filed on Form N1-A pursuant to Section 485(a) on February 8, 2002.

This filing consists of seven prospectuses and two Statements of Additional Information. The Fund for Life Series of the Trust, which is no longer being offered to shareholders, has a stand-alone Prospectus and Statement of Additional Information. The other Series of the Trust have a separate Statement of Additional Information and are divided into two Prospectuses (Book 1 and Book
2). Book 1 and Book 2 have separate Prospectuses for each of the three classes of shares offered (Class A Shares, Class I Shares and Class S Shares or original Shares).

                                     PART A

THE  GCG  TRUST
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--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002

                              MONEY MARKET FUND
                                Liquid Asset Portfolio

                              BOND FUNDS
                                Core Bond Portfolio
                                Limited Maturity Bond Portfolio

                              BALANCED FUNDS
                                Total Return Portfolio

                              STOCK FUNDS
                                Growth Portfolio
                                J.P. Morgan Fleming Small Cap Equity Portfolio Janus Growth and Income Portfolio
                                  (formerly Growth and Income Portfolio)
                                Mid-Cap Growth Portfolio
                                Research Portfolio
                                Special Situations Portfolio
                                Value Equity Portfolio

                              INTERNATIONAL/GLOBAL

                                International Enhanced EAFE Portfolio
                                International Equity Portfolio

                                                                      [LOGO] ING

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    Core Bond ........................................................
    Growth ...........................................................
    International Enhanced EAFE ......................................
    International Equity .............................................
    J.P. Morgan Fleming Small Cap Equity .............................
    Janus Growth and Income
        (formerly Growth and Income) .................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

  FINANCIAL HIGHLIGHTS
      Core Bond ......................................................
      Growth .........................................................
      International Equity ...........................................
      Janus Growth and Income ........................................
      Limited Maturity Bond ..........................................
      Liquid Asset ...................................................
      Mid-Cap Growth .................................................
      Research .......................................................
      Special Situations .............................................
      Total Return ...................................................
      Value Equity ...................................................

  OVERALL MANAGEMENT OF THE TRUST ....................................

  THE ADVISER ........................................................

  CLASS S SHARES.... .................................................
      Service Fees - Class S Shares...................................
      Advisory Fee....................................................

  SHARE PRICE ........................................................

  TAXES AND DISTRIBUTIONS ............................................

  TO OBTAIN MORE INFORMATION .........................................      Back

  THE GCG TRUST TRUSTEES .............................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment series (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the original or Class S shares. It is not anticipated that the Plan, once fully implemented, will cause any increase in expenses borne by the original class shareholders. For more information about Class S shares, please refer to the section of this prospectus called "Class S Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate
               Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have also

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                            INTRODUCTION (CONTINUED)
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                    exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio (except for the Liquid Asset Portfolio) will rise and fall. Although the Liquid Asset Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

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PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 10.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

CORE BOND                                         Seeks maximum total return, consistent with preservation
  Portfolio Manager:                              of capital and prudent investment management.
  Pacific Investment Management Company LLC
    ("PIMCO")

----------------------------------------------------------------------------------------------------------
GROWTH                                            Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

INTERNATIONAL ENHANCED EAFE                       Seeks total return from long-term capital growth
  Portfolio Manager:                              and income.
  J.P. Morgan Fleming Asset Management
    (London) Limited

----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY                              Seeks long-term growth of capital.
  Portfolio Manager:
  ING Investments, LLC

----------------------------------------------------------------------------------------------------------

J.P. MORGAN FLEMING SMALL CAP EQUITY              Seeks capital growth over the long term.
  Portfolio Manager:
  J.P. Morgan Fleming Asset Management
    (USA) Inc.

----------------------------------------------------------------------------------------------------------
JANUS GROWTH AND INCOME                           Seeks long-term capital growth and current income.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests under normal circumstances at least 80% of          o Manager Risk                o Currency Risk
its net assets (plus borrowings for investment              o Market and Company Risk     o Derivative Risk
purposes) in a diversified portfolio of fixed               o Interest Rate Risk          o Liquidity Risk
income instruments of varying maturities.  The              o Issuer Risk                 o Mortgage Risk
average portfolio duration of the Portfolio                 o Credit Risk                 o Leveraging Risk
normally varies within a three- to six-year time            o Foreign Investment Risk
frame.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk
for their growth potential.  The Portfolio may              o Market and Company Risk
invest in companies of any size, from larger,               o Growth Investing Risk
well-established companies to smaller, emerging             o Small Company Risk
growth companies.                                           o Foreign Investment Risk
                                                            o High-Yield Bond Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of its        o Manager Risk                o Closed-End Investment
total assets in a broad portfolio of equity securities      o Market and Company Risk       Company Risk
of established foreign companies of various sizes,          o Foreign Investment Risk     o Derivative Risk
including foreign subsidiaries of U.S. companies, based     o Emerging Market Risk        o Defensive Investing Risk
in countries that                                           o Small Company Risk          o Diversification Risk
are represented in the Morgan Stanley Capital               o Unsponsored Depositary
International, Europe, Australia and Far East                 Receipts Risk
Index (the "EAFE Index").                                   o Convertible and Fixed
                                                              Income Securities Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of            o Manager Risk                o Medium and Small
its net assets in equity securities of issuers              o Market and Company Risk       Company Risk
located in countries outside of the United States.          o Foreign Investment Risk     o Liquidity Risk
                                                            o Emerging Market Risk        o Debt Securities Risk
                                                                                          o Market Trends Risk
--------------------------------------------------------------------------------------------------------------------

Normally emphasizes investments in common stocks.           o Manager Risk                o Convertible Securities
Under normal market conditions, invests at least            o Market and Company Risk       Risk
80% of its total assets in equity securities of             o Small Company Risk          o REIT Risk
small-cap companies.                                        o Foreign Investment Risk     o Derivative Risk
                                                            o Unsponsored Depositary      o Defensive Investing Risk
                                                              Receipts Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests up to 75% of its assets in equity          o Manager Risk              Additional non-principal
securities selected primarily for their growth              o Market and Company Risk   risks include:
potential, and at least 25% of its assets in                o Income Risk                 o Derivative Risk
securities the Portfolio Manager believes have              o Interest Rate Risk          o Sector Risk
income potential.                                           o Credit Risk                 o Small Company Risk
                                                            o Maturity Risk               o Call Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o High-Yield Bond Risk
                                                            o Special Situations Risk
--------------------------------------------------------------------------------------------------------------------

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PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND                             Seeks highest current income consistent with low risk to
  Portfolio Manager:                              principal and liquidity. As a secondary objective, seeks
  ING Investment Management LLC                   to enhance total  return through capital appreciation
                                                  when market factors, such as falling interest  rates and
                                                  rising bond prices, indicate  that capital appreciation
                                                  may be available without significant risk to principal.

----------------------------------------------------------------------------------------------------------
LIQUID ASSET                                      Seeks high level of current income consistent with the
  Portfolio Manager:                              preservation of capital and liquidity.
  ING Investment Management LLC

----------------------------------------------------------------------------------------------------------

MID-CAP GROWTH                                    Seeks long-term growth of capital.
  Portfolio Manager:
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO                                Seeks long-term growth of capital and future
  Portfolio Manager:                              income.
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS                                Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

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--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio of             o Manager Risk                o Credit Risk
limited maturity debt securities with average               o Market and Company Risk     o Call Risk
maturity dates of five years or less and in no              o Income Risk
cases more than seven years.                                o Interest Rate Risk
                                                            o Issuer Risk

--------------------------------------------------------------------------------------------------------------------
Invests primarily in obligations of the U.S.                o Manager Risk
government and its agencies and instrumentalities,          o Income Risk
bank obligations, commercial paper and short-term           o Interest Rate Risk
corporate debt securities that mature in less than          o Credit Risk
one year.  The Portfolio seeks to maintain a
stable $1 share price.
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk                o High-Yield Bond Risk
common stocks and related securities (such as               o Market and Company Risk     o Active or Frequent
preferred stocks, convertible securities and                o Mid-Cap Company Risk          Trading Risk
depositary receipts) of companies with medium               o OTC Investment Risk         o Short Sales Risk
market capitalizations which the Portfolio Manager          o Growth Investing Risk       o Diversification Risk
believes have above-average growth potential.               o Foreign Investment Risk
                                                            o Emerging Market Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks and related securities (such as               o Market and Company Risk
preferred stocks, convertible securities and                o OTC Investment Risk
depositary receipts).  Focus is on companies the            o Foreign Investment Risk
Portfolio Manager believes have favorable                   o High-Yield Bond Risk
prospects for long-term growth, attractive                  o Active or Frequent Trading
valuations based on current and expected earnings             Risk
or cash flow, dominant or growing market share and
superior management.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk              Additional non-principal
for capital appreciation potential.  Emphasis is            o Market and Company Risk   risks include:
on stocks of "special situation" companies that             o Small Company Risk          o Derivative Risk
the Portfolio Manager believes have been                    o Foreign Investment Risk     o Sector Risk
overlooked or undervalued by other investors.               o High-Yield Bond Risk
Special situations arise when, in the Portfolio             o Special Situations Risk
Manager's opinion, securities of a particular               o Diversification Risk
company will appreciate in value due to a specific
development with respect to that issuer.

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PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      Seeks above-average income (compared to a portfolio
  Portfolio Manager:                              entirely invested in equity securities) consistent with
  Massachusetts Financial Services Company        the prudent employment of capital. A secondary objective
                                                  is the reasonable opportunity for growth of capital and
                                                  income.

----------------------------------------------------------------------------------------------------------
VALUE EQUITY                                      Seeks  capital  appreciation.  Dividend  income is a
  Portfolio Manager:                              secondary objective.
  Eagle Asset Management, Inc.

----------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a combination of equity and            o Manager Risk                o Allocation Risk
fixed income securities.                                    o Market and Company Risk     o Convertible Securities
                                                            o Income Risk                   Risk
                                                            o Interest Rate Risk          o Undervalued Securities
                                                            o Credit Risk                   Risk
                                                            o Call Risk                   o High-Yield Bond Risk
                                                            o Maturity Risk               o Foreign Investment Risk
                                                            o Liquidity Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its assets in              o Manager Risk
equity securities of domestic and foreign issuers           o Market and Company Risk
that meet quantitative standards relating to                o Value Investing Risk
financial soundness and high intrinsic value                o Foreign Investment Risk
relative to price.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO

PORTFOLIO
MANAGER        Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT
OBJECTIVE      Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

               The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

               o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio Manager will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      CORE BOND -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    -8.62%            0.94%            2.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      2.46%      0.60%
     Lehman Brothers Aggregate Bond Index ...........      8.44%      6.82%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............      5.79%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/99 ............    (5.01)%
                        -------------------------------

               (1) PIMCO has managed the Portfolio since May 1, 2001. Performance prior to May 1, 2001 is attributable to a different portfolio manager that employed a "global" investment strategy.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE ON THE
PORTFOLIO
MANAGER Pacific Investment Management Company LLC ("PIMCO) has served as the Portfolio Manager for the Portfolio since May 1, 2001. Prior to that date, a different firm managed the Portfolio.

               PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2001, PIMCO had approximately $214.3 billion in assets under management.

               PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

               A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

               The Portfolio may also invest in:

               o foreign securities (including in emerging or developing markets)

               o    forward foreign currency contracts, futures and options

               o    debt securities

               o    high-yield bonds (up to 35%) of any quality

               When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                    78.13%           -21.99%         -30.23%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (30.23)%    3.16%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.31%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/01 ............   (24.22)%
                        -------------------------------

               (1) Janus Capital Management LLC has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since March 1, 1999. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Warren M. Lammert        Executive Vice President

                                        Mr. Lammert has been employed by Janus
                                        Capital since 1987 and has managed
                                        various other mutual funds and private
                                        accounts during that time. Mr. Lammert
                                        has earned the right to use the
                                        Chartered Financial Analyst designation.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL ENHANCED EAFE PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited

INVESTMENT
OBJECTIVE      Total return from long-term capital growth and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the world's stock markets (excluding the United States). Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

               The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager, completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.

               The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

               The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.

               The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

               o    Companies or governments in developing countries

               o Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc.("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

               o Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

               o High-quality money market instruments and repurchase agreements

               To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

               Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio invests in those currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE AND FIXED INCOME SECURITIES RISK. The market value of convertible securities and fixed income securities tends to decline as interest rates increase and increase as interest rates decline. Such a drop could be worse if the Portfolio invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

               o CLOSED-END INVESTMENT COMPANY RISK. If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

               o DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's potential returns.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Enhanced
               EAFE Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited ("J.P.
               Morgan (London)") is the Portfolio Manager. J.P. Morgan (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. J.P. Morgan (London) is located at 20 Finsbury Street, London EC2Y9AQ.

               The following persons at J.P. Morgan (London) are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Peter Harrison           Managing Director at JP. Morgan
                                        (London); Head of the Global Portfolios
                                        Group.

                                        Mr. Harrison has worked at J.P. Morgan
                                        (London) since 1996 in a number of
                                        portfolio management roles.

               James Fisher             Managing Director at J.P. Morgan
                                        (London); Portfolio Manager of EAFE
                                        funds.

                                        Mr. Fisher has worked at J.P. Morgan
                                        (London) and its predecessor companies
                                        since 1985 in numerous investment roles.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO
MANAGER        ING Investments, LLC

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

               The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.

               The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

               The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.

               The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be difficult to buy and sell securities in emerging market countries.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o MEDIUM AND SMALL COMPANY RISK. The Portfolio primarily invests in equity securities of larger companies. However, the Portfolio may also invest in small- and medium-sized companies. Investing in securities of medium and small companies may involve greater risks than investing in larger, more established issuers. Medium and small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, medium and small companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of medium and small company stocks tend to rise and fall in value more than other stocks. Although investing in smaller companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o LIQUIDITY RISK. Securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

               o DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

               o MARKET TRENDS RISK. From time to time, the stock market may not favor the securities in which the Portfolio invests.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Equity
               Portfolio commenced operations on December 17, 2001, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER ING Investments, LLC ("ING Investments") serves as the portfolio manager to the Portfolio. ING Investments also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

               ING Investments is a wholly owned subsidiary of ReliaStar Financial Corp. and an indirect wholly owned subsidiary of ING Groep, N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. As of December 31, 2001, ING managed over $17.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.

               The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Richard T. Saler         Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. From 1986 until July 2000,
                                        Mr. Saler was Senior Vice President and
                                        Director of International Equity
                                        Strategy at Lexington Management
                                        Corporation ("Lexington"), which was
                                        acquired by ING Investments' parent
                                        company in July 2000.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Phillip A. Schwartz      Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. Prior to joining ING
                                        Investments in July 2000, Mr. Schwartz
                                        was Senior Vice President and Director
                                        of International Equity Investment
                                        Strategy at Lexington, which was
                                        acquired by ING Investments' parent
                                        company in July 2000. Prior to 1993, Mr.
                                        Schwartz was a Vice President of
                                        European Research Sales with Cheuvreux
                                        de Virieu in Paris and New York.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (USA) Inc.

INVESTMENT
OBJECTIVE      Capital growth over the long term

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

               The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

               The Portfolio Manager use a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

               Up to 20% of the Portfolio's total assets may be invested in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

               Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

               The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

               o REIT RISK. The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illliquid than other types of securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's returns.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the J.P. Morgan Fleming Small
               Cap Equity Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)") serves as the portfolio manager to the Portfolio. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036.

               The following person at JPMFAM (USA) is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Juliet Ellis             Senior Portfolio Manager

                                        Ms. Ellis has worked at JPMFAM (USA)
                                        since 1987 as an analyst and portfolio
                                        manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Long-term capital growth and current income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.

               The Portfolio Manager shifts assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

               The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

               The income component of the Portfolio will consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               o    special situation companies

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. A " special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 JANUS GROWTH AND INCOME -- ANNUAL TOTAL RETURN
                 ----------------------------------------------
                                     -9.51%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (9.51)%    (7.85)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      7.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (11.84)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David J. Corkins         Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus Capital, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager invests primarily in a diversified portfolio of limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

               The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

               o ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will be greater than the benchmark.

               o YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

               o SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

               o SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

               The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Various security types are eligible for investment, including:

               o    corporate securities     o    mortgage-backed securities

               o    asset-backed securities  o    variable  and  floating rate
                                                  securities

               o U.S. Treasury securities and U.S. government agency securities

               o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

               o    repurchase agreements and reverse repurchase agreements

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               o    futures contracts, options and options on futures contracts

               o    sovereign debt

               o    supranational organizations

               o    real estate investment trusts (REITS)

               In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

               The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

  4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%   1.13%   7.73%   8.84%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 1-5 Year Corporate/Government Bond Index and the Lehman Brothers 1-5 Year/ Government Credit Bond Index. The Lehman Brothers 1-5 Year/ Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and Credit Securities with a maturity of one to five years. The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

               The Portfolio Manager has determined that the Lehman Brothers 1-5 Year U.S. Government Credit/ Bond Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.84%    6.21%    5.65%       6.58%
     Merrill Lynch 1-5 Year
       Corporate/Government
       Bond Index ....................    8.89%    6.95%    6.53%       7.49%
     Lehman Brothers 1-5 Year
       U.S. Government/Credit
       Bond Index ....................    8.98%    6.92%    6.49%       7.61%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      4.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/94 ............    (1.04)%
                        -------------------------------

               (1) ING Investment Management LLC has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers.

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC ("ING Investment Management") (or investment advisers acquired by ING Investment Management) has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327.

               The Portfolio is managed by a team of five investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment Management as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LIQUID ASSET PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      High level of current income consistent with the preservation of capital and liquidity

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

               Step One:      The Portfolio Manager actively maintains a formal
                              Approved List of high quality companies

               Step Two:      Securities of Approved List issuers that meet
                              maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

               Step Three:    Eligible securities are reviewed to ensure that an
                              investment in such securities would not cause the Portfolio to exceed its diversification limits

               Step Four:     The Portfolio Manager makes yield curve
                              positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates

               Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

               o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

               o MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

               o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in U.S. dollar-denominated money market instruments including:

               o    U.S. Treasury and U.S. government agency securities

               o    fully collateralized repurchase agreements

               o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

               o    commercial paper

               o    asset-backed securities

               o variable or floating rate securities, including variable rate demand obligations

               o short-term corporate debt securities other than commercial paper

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     LIQUID ASSET -- ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

  3.13%   2.64%   3.70%   5.51%   5.01%   5.07%   5.05%   4.74%   6.05%   3.85%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    3.85%    4.95%    4.47%       5.08%
     Merrill Lynch 3-Month
       U.S Treasury Bill
       Index .........................    4.42%    5.20%    4.86%       5.54%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      2.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      0.58%
                        -------------------------------

               The Portfolio's 7-day yield as of December 31, 2001 was 1.88%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC (or investment advisers acquired by ING Investment Management LLC) ("ING Investment Management") has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

               The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MID-CAP GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts)of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.

               The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 28, 2001, the top of the Russell MidCap Growth Index was about $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

               The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement. The Portfolio may also engage in short sales "against the box" where the Portfolio owns or has the right to obtain at no additional cost, the securities that are sold.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               o SHORT SALES RISK. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      MID-CAP GROWTH -- ANNUAL TOTAL RETURN
                 ----------------------------------------------

                    79.05%            8.18%          -23.62%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (23.62)%    17.36%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Russell 2000 Index .............................       2.49%      5.94%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (35.52)%
                        -------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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RESEARCH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and future income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

               A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliate. The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

               The Portfolio may also invest in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         RESEARCH -- ANNUAL TOTAL RETURN
                 ----------------------------------------------

                    24.23%           -4.54%          -21.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell Midcap Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    8/17/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (21.46)%    1.93%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Russell Midcap Index ...........................      (5.62)%    7.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     21.71%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (19.58)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of equity analysts.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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SPECIAL SITUATIONS PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their capital appreciation potential. The Portfolio emphasizes stocks of "special situation" companies that the Portfolio Manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Portfolio Manager pays particular attention to companies that it thinks have high free cash flows.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

               The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates,

                                       53
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. Investments in special situations companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

                                       54
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    SPECIAL SITUATIONS -- ANNUAL TOTAL RETURN
                 ----------------------------------------------

                                     -5.03%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (5.03)%   (12.46)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     14.66%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.17)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

                                       55
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David C. Decker          Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Decker joined Janus Capital in 1992
                                        and has managed various other mutual
                                        funds and private accounts since that
                                        time. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

                                       56
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

               o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

               o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

               EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

               o    a decline in the market

               o    poor economic conditions

               o developments that have affected or may affect the issuer of the securities or the issuer's industry

               o    the market has overlooked them

               Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

               o    a fixed income stream

               o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

               FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

               o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

               o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

               o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

               In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depositary Receipts.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                       TOTAL RETURN -- ANNUAL TOTAL RETURN
                 ----------------------------------------------

                     3.38%           16.50%            0.49%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........       0.49%     7.92%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Lehman Brothers Government/
       Corporate Bond Index .........................       8.50%     6.69%
     60% S&P 500/40% Lehman Index ...................      (3.72)%    3.88%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/00 ............      7.27%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (5.45)%
                        -------------------------------

               The Portfolio Manager has determined that the Standard &Poor's 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO

PORTFOLIO
MANAGER        Eagle Asset Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation.  Dividend income is a secondary objective.

PRINCIPAL
STRATEGY The Portfolio normally invests at least 80% of its assets in equity securities of domestic Investment and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The principal strategies used to select the investments include:

               (i)  A two-step process to identify possible value opportunities:

               o Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

               o Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

               (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:

               o "Pure" value opportunities: stocks that appear attractive relative to the broader market

               o "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

               o "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders.

               The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
          ------------------------------------------------------------
                       VALUE EQUITY -- ANNUAL TOTAL RETURN
          ------------------------------------------------------------

          35.21%   10.62%   27.28%    1.55%    0.51%    8.77%   -4.43%
          ------------------------------------------------------------
           1995     1996     1997     1998     1999     2000     2001
          ------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Value Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     1/3/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (4.43)%   6.20%     10.58%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     15.91%
     Russell 1000 Value Index ................     (5.59)%  11.13%     16.16%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.34%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.19)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Eagle Asset Management, Inc. ("Eagle Asset") has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2001, Eagle Asset had approximately $5.9 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Edmund Cowart            Managing Director and Portfolio Manager

                                        Mr. Cowart assumed responsibility for
                                        the day-to-day investment decisions of
                                        the Value Equity Portfolio on August 1,
                                        1999. Prior to that, he served as
                                        Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------
CORE BOND PORTFOLIO (formerly Global Fixed Income Portfolio)**
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     9.60      $    10.06      $    11.17      $    10.47
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.26            0.12            0.34            0.09
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.02)          (0.03)          (1.30)           0.74
                                                         ----------------------------------------------------------
Total from investment operations                               0.24            0.09           (0.96)           0.83
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --           (0.32)          (0.14)          (0.09)
Dividends in excess of net investment income                     --              --              --           (0.04)
Distributions from capital gains                              (0.05)        (0.00)1              --              --
Distributions in excess of capital gains                         --              --           (0.01)             --
Return of capital                                                --           (0.23)             --              --
                                                         ----------------------------------------------------------
Total distributions                                           (0.05)          (0.55)          (0.15)          (0.13)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $     9.79      $     9.60      $    10.06      $    11.17
===================================================================================================================
Total return                                                   2.46%           0.94%          (8.62)%          7.99%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  122,176      $   47,126      $   30,371      $   21,932
Ratio of operating expenses to average net assets              1.13%           1.60%           1.60%           1.74%+
Ratio of net investment income to average net assets           3.30%           3.62%           3.17%           2.37%+
Portfolio turnover rate                                         745%            156%             87%             25%
-------------------------------------------------------------------------------------------------------------------

     * The Core Bond Portfolio (formerly the Global Fixed Income Portfolio) commenced operations on August 14, 1998.
     ** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Portfolio to the Core Bond Portfolio and a change of investment strategy.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO**
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    19.78      $    27.49      $    15.62      $    13.63
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  0.001            0.29           (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (5.98)          (6.43)          12.23            2.02
                                                         ----------------------------------------------------------
Total from investment operations                              (5.98)          (6.14)          12.20            1.99
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                            --           (0.34)             --              --
Distributions from capital gains                                 --           (1.23)          (0.33)             --
Return of capital                                                --         (0.00)1              --              --
                                                         ----------------------------------------------------------
Total distributions                                              --           (1.57)          (0.33)             --
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    13.80      $    19.78      $    27.49      $    15.62
===================================================================================================================
Total return                                                 (30.23)%        (21.99)%         78.13%          14.60%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,101,625      $1,638,875      $1,416,872      $  231,216
Ratio of operating expenses to average net assets              1.01%           0.99%           1.04%           1.09%+
Ratio of net investment income/(loss) to
     average net assets                                        0.01%           0.19%          (0.40)%         (0.58)%+
Portfolio turnover rate                                          88%             60%            116%             88%
-------------------------------------------------------------------------------------------------------------------

     *    The Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Janus Capital Management LLC has served as Portfolio Manager for the Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Portfolio to the Growth Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------------
                                                                     YEAR
                                                                     ENDED
----------------------------------------------------------------------------
                                                                   12/31/01*
----------------------------------------------------------------------------
Net asset value, beginning of period                              $     8.26
                                                                  ----------
INCOME/(LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss                                                  (0.00)1
Net realized and unrealized gain on investments
    and foreign currencies                                              0.03
                                                                  ----------
Total from investment operations                                        0.03
                                                                  ----------
Net asset value, end of period                                    $     8.29
============================================================================
Total return                                                            0.36%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  171,577
Ratio of operating expenses to average net assets                       1.25%+
Ratio of net investment loss to average net assets                     (0.15)%+
Portfolio turnover rate                                                   99%
----------------------------------------------------------------------------

     * The International Equity Portfolio commenced operations on December 17, 2001.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS GROWTH AND INCOME PORTFOLIO (formerly Growth and Income Portfolio)
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                        12/31/01      12/31/00**#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.97     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.02           0.07
Net realized and unrealized loss on
    investments and foreign currencies                      (0.97)         (0.09)
                                                       -------------------------
Total from investment operations                            (0.95)         (0.02)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.05)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.97     $     9.97
================================================================================
Total return                                                (9.51)%        (0.21)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   93,222     $   15,231
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.93%          2.63%+
Portfolio turnover rate                                        42%             5%
--------------------------------------------------------------------------------

     * On January 30, 2002 there was a name change from Growth and Income Portfolio to Janus Growth and Income Portfolio.
     ** The Janus Growth and Income Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  10.53      $  10.42      $  10.68      $  10.31      $  10.43
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.41          0.55          0.48          0.24          0.60
Net realized and unrealized gain(loss) on
    investments and foreign currencies                       0.52          0.26         (0.36)         0.47          0.09
                                                         ----------------------------------------------------------------
Total from investment operations                             0.93          0.81          0.12          0.71          0.69
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
Distributions from capital gains                               --            --            --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  11.02      $  10.53      $  10.42      $  10.68      $  10.31
=========================================================================================================================
Total return                                                 8.84%         7.73%         1.13%         6.86%         6.67%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $462,492      $251,060      $207,109      $148,426      $ 53,839
Ratio of operating expenses to average net assets            0.53%         0.55%         0.57%         0.60%         0.61%
Ration of operating expenses to average net assets,
    including interest expense                               0.54%         0.56%           --            --            --
Ratio of net investment income to average net assets         4.98%         6.11%         5.29%         5.15%         5.71%
Portfolio turnover rate                                       117%          153%          128%           52%           81%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                         ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.038         0.059         0.046         0.050         0.050
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.038)       (0.059)       (0.046)       (0.050)       (0.050)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
=========================================================================================================================
Total return                                                 3.85%         6.05%         4.74%         5.05%         5.07%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $1,126,626    $718,891      $579,848      $211,730      $ 59,453
Ratio of operating expenses to average net assets            0.54%         0.55%         0.56%         0.59%         0.61%
Ratio of net investment income to average net assets         3.63%         5.91%         4.71%         4.92%         4.99%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    18.67      $    29.59      $    18.10      $    15.68
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  (0.10)          (0.10)          (0.03)           0.01
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                    (4.31)           1.43           14.22            2.52
                                                         ----------------------------------------------------------
Total from investment operations                              (4.41)           1.33           14.19            2.53
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --              --              --           (0.01)
Distributions from capital gains                              (0.08)         (12.25)          (2.70)          (0.10)
                                                         ----------------------------------------------------------
Total distributions                                           (0.08)         (12.25)          (2.70)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    14.18      $    18.67      $    29.59      $    18.10
===================================================================================================================
Total return                                                 (23.62)%          8.18%          79.05%          16.12%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,133,396      $1,461,745      $  781,807      $  252,022
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.95%+
Ratio of net investment income/(loss) to average
    net assets                                                (0.64)%         (0.58)%         (0.21)%          0.15%+
Portfolio turnover rate                                          94%            150%            159%             55%
-------------------------------------------------------------------------------------------------------------------

     *    The Mid-Cap Growth Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    20.95      $    24.81      $    20.31      $    17.75
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                   0.03           (0.01)           0.01            0.02
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (4.53)          (1.25)           4.90            2.56
                                                         ----------------------------------------------------------
Total from investment operations                              (4.50)          (1.26)           4.91            2.58
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.02)          (0.04)          (0.01)          (0.01)
Distributions in excess of net investment income                 --              --              --           (0.01)
Distributions from capital gains                              (0.43)          (2.56)          (0.40)             --
                                                         ----------------------------------------------------------
Total distributions                                           (0.45)          (2.60)          (0.41)          (0.02)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    16.00      $    20.95      $    24.81      $    20.31
===================================================================================================================
Total return                                                 (21.46)%         (4.54)%         24.23%          14.54%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  871,059      $1,147,196      $1,014,656      $  613,771
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.94%+
Ratio of net investment income/(loss) to average
    net assets                                                 0.15%          (0.06)%          0.02%           0.23%+
Portfolio turnover rate                                          97%             87%             89%             35%
-------------------------------------------------------------------------------------------------------------------

     *    The Research Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL SITUATIONS PORTFOLIO
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                        12/31/01      12/31/00*#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.91     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.001           0.04
Net realized and unrealized loss on investments
    and foreign currencies                                  (0.45)         (1.12)
                                                       -------------------------
Total from investment operations                            (0.45)         (1.08)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.02)         (0.01)
Dividends from capital gains                                   --          (0.00)1
                                                       -------------------------
Total distributions                                         (0.02)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.44     $     8.91
================================================================================
Total return                                                (5.03)%       (10.80)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   26,151     $    8,125
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.25%          1.92%+
Portfolio turnover rate                                        95%            12%
--------------------------------------------------------------------------------

     *    The Special Situations Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.00      $    15.80      $    15.80      $    14.88
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.44            0.50            0.42            0.17
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.37)           2.07            0.11            0.86
                                                         ----------------------------------------------------------
Total from investment operations                               0.07            2.57            0.53            1.03
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.46)          (0.63)          (0.31)          (0.11)
Distributions from capital gains                              (0.63)          (0.74)          (0.22)             --
                                                         ----------------------------------------------------------
Total distributions                                           (1.09)          (1.37)          (0.53)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    15.98      $    17.00      $    15.80      $    15.80
===================================================================================================================
Total return                                                   0.49%          16.50%           3.38%           6.90%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,002,724      $  832,527      $  675,754      $  453,093
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.98%+
Ratio of net investment income to average net assets           2.88%           3.28%           3.04%           2.95%+
Portfolio turnover rate                                         106%            113%             81%             37%
-------------------------------------------------------------------------------------------------------------------

     *    The Total Return Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR         PERIOD
                                                           ENDED         ENDED         ENDED         ENDED        ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  16.61      $  15.52      $  15.88      $  16.13      $  13.92
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.12          0.13          0.17          0.19          0.16
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                      (0.86)         1.22         (0.09)         0.06          3.63
                                                         ----------------------------------------------------------------
Total from investment operations                            (0.74)         1.35          0.08          0.25          3.79
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.11)        (0.19)        (0.15)        (0.18)        (0.18)
Distributions from capital gains                            (0.21)        (0.02)        (0.29)        (0.32)        (1.40)
Return of capital                                              --         (0.05)           --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.32)        (0.26)        (0.44)        (0.50)        (1.58)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  15.55      $  16.61      $  15.52      $  15.88      $  16.13
=========================================================================================================================
Total return                                                (4.43)%        8.77%         0.51%         1.55%        27.28%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $204,675      $186,345      $141,595      $129,784      $ 80,048
Ratio of operating expenses to average net assets            0.95%         0.95%         0.96%         0.98%         0.99%
Ratio of net investment income to average net assets         0.76%         0.92%         1.11%         1.49%         1.31%
Portfolio turnover rate                                        61%           84%           62%          124%          128%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS S
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject to shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only original or Class S shares are offered in this prospectus. It is anticipated that converting the original class of shares to the Class S shares will not cause any increase in expenses borne by shareholders.


SERVICE FEES --
CLASS S
SHARES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the portfolio's average daily net assets attributable to its Class S shares.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               In connection with the implementation of the Trust's Multiple Class Plan for Class S shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee.

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Core Bond                                  1.00% annualized
               -----------------------------------------------------------------
               Growth*                                    1.01%
               -----------------------------------------------------------------
               Janus Growth and Income                    1.10%
               -----------------------------------------------------------------
               Limited Maturity Bond                      0.53%
               -----------------------------------------------------------------
               Liquid Asset                               0.53%
               -----------------------------------------------------------------
               Mid-Cap Growth                             0.88%
               -----------------------------------------------------------------
               Research                                   0.88%
               -----------------------------------------------------------------
               Special Situations                         1.10%
               -----------------------------------------------------------------
               Total Return                               0.88%
               -----------------------------------------------------------------
               Value Equity                               0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.3 billion with respect to the Growth Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               International Equity                       1.25% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio, unless otherwise noted):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
International Enhanced EAFE                  1.00% of first $50 million;
                                             0.95% of next $200 million;
                                             0.90% of the next $250 million;
                                             and 0.85% thereafter
--------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity         0.90% of the first $200 million;
                                             0.85% of the next $300 million;
                                             0.80% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

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

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

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

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE  GCG  TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002

                              BALANCED FUNDS
                                Asset Allocation Portfolio
                                Fully Managed Portfolio

                              STOCK FUNDS
                                All Cap Portfolio
                                Capital Appreciation Portfolio
                                Capital Growth Portfolio
                                Capital Guardian Small Cap Portfolio
                                  (formerly Small Cap)
                                Developing World Portfolio
                                Diversified Mid-Cap Portfolio
                                Equity Growth Portfolio
                                Equity Income  Portfolio
                                Focus Value Portfolio
                                Fundamental Growth Portfolio
                                Hard Assets Portfolio
                                Internet TollkeeperSM Portfolio*
                                Investors Portfolio
                                Large Cap Value Portfolio
                                Real Estate Portfolio
                                Strategic Equity Portfolio
                                Van Kampen Growth and Income Portfolio
                                  (formerly Rising Dividends)

                              INTERNATIONAL/GLOBAL
                                Developing World Portfolio
                                Global Franchise Portfolio
                                Managed Global Portfolio

                              * Internet Tollkeeper SM" is a service mark of
                                Goldman, Sachs & Co.

                                                                      [LOGO] ING

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    All Cap ..........................................................
    Asset Allocation Growth ..........................................
    Capital Appreciation .............................................
    Capital Growth ...................................................
    Capital Guardian Small Cap .......................................
    Developing World .................................................
    Diversified Mid-Cap ..............................................
    Equity Growth ....................................................
    Equity Income ....................................................
    Focus Value ......................................................
    Fully Managed ....................................................
    Fundamental Growth ...............................................
    Global Franchise .................................................
    Hard Assets ......................................................
    Internet TollkeeperSM ............................................
    Investors ........................................................
    Large Cap Value ..................................................
    Managed Global ...................................................
    Real Estate ......................................................
    Strategic Equity .................................................
    Van Kampen Growth and Income
       (formerly Rising Dividends) ...................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

FINANCIAL HIGHLIGHTS
    All Cap ..........................................................
    Asset Allocation Growth ..........................................
    Capital Appreciation .............................................
    Capital Growth ...................................................
    Capital Guardian Small Cap .......................................
    Developing World .................................................
    Diversified Mid-Cap ..............................................
    Equity Income ....................................................
    Fully Managed ....................................................
    Hard Assets ......................................................
    Internet TollkeeperSM ............................................
    Investors ........................................................
    Large Cap Value ..................................................
    Managed Global ...................................................
    Real Estate ......................................................
    Strategic Equity .................................................
    Van Kampen Growth and Income
       (formerly Rising Dividends) ...................................

OVERALL MANAGEMENT OF THE TRUST ......................................

THE ADVISER ..........................................................

CLASS S SHARES........................................................
     Service Fees - Class S Shares....................................
     Advisory Fee.....................................................

SHARE PRICE ..........................................................

TAXES AND DISTRIBUTIONS ..............................................

TO OBTAIN MORE INFORMATION ...........................................      Back

THE GCG TRUST TRUSTEES ...............................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment series (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the original or Class S shares. It is not anticipated that the Plan, once fully implemented, will cause any increase in expenses borne by the original class shareholders. For more information about Class S shares, please refer to the section of this prospectus called "Class S Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the GCG Trust. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

               also exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio will rise and fall.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 12.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

ALL CAP                                           Seeks capital appreciation through investment in
  Portfolio Manager:                              securities which the Portfolio Manager believes have
  Salomon Brothers Asset Management Inc           above-average capital appreciation potential.

----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH                           Seeks to maximize total return over the long term by
  Portfolio Manager:                              allocating its assets among stocks, bonds, short-term
  Fidelity Management & Research Company          instruments and other investments.

----------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION                              Seeks long-term capital growth.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH                                    Seeks long-term total return.
  Portfolio Manager:
  Alliance Capital Management L.P.

----------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP                        Seeks long-term capital appreciation.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
DEVELOPING WORLD                                  Seeks capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk
companies of any size.  Uses fundamental analysis           o Market and Company Risk
to select securities of individual companies                o Growth Investing Risk
across industries to reduce risk.                           o Small Company Risk
                                                            o Mid-Cap Company Risk
                                                            o Undervalued Securities
                                                              Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Allocates assets among the following classes or             o Manager Risk              o Foreign Investment Risk
types of investments: stocks, including equity              o Market and Company Risk   o Derivative Risk
securities of all types; bonds, including all               o Income Risk
varieties of fixed-income securities and                    o Interest Rate Risk
lower-quality debt securities, maturing in more             o Credit Risk
than one year; and all types of short-term and              o Call Risk
money market instruments.                                   o Maturity Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities the                  o Manager Risk
Portfolio Manager believes to be undervalued                o Market and Company Risk
relative to issuer's current or projected                   o Value Investing Risk
earnings, or relative to current market values of           o Foreign Investment Risk
issuer's assets, or relative to equity markets
generally.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks of middle                o Manager Risk              o Mid-Cap Company Risk
capitalization companies.  Focus is on companies            o Market and Company Risk   o High-Yield Bond Risk
the Portfolio Manager believes offer superior               o Growth Investing Risk     o Industry Concentration
relative earnings growth potential.                         o Foreign Investment Risk     Risk
                                                            o Small Company Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk
securities of small capitalization ("small-cap")            o Market and Company Risk
companies. The Portfolio Manager considers                  o Small Company Risk
small-cap companies to be companies that have               o OTC Investment Risk
total market capitalization within the range of
companies included in the Russell 2000 Index or
the Standard & Poor's SmallCap 600 Index.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of                   o Manager Risk
companies in emerging market countries.  The                o Market and Company Risk
Portfolio normally invests in at least 6 emerging           o Emerging Market Risk
market countries, with no more than 35% of its              o Foreign Investment Risk
assets in any one country.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

DIVERSIFIED MID-CAP                               Seeks long-term growth of capital.
  Portfolio Manager:
  Fidelity Management & Research Company

----------------------------------------------------------------------------------------------------------
EQUITY GROWTH                                     Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
EQUITY INCOME                                     Seeks substantial dividend income as well as long-term
  Portfolio Manager:                              growth of capital.
  T. Rowe Price Associates, Inc.

----------------------------------------------------------------------------------------------------------
FOCUS VALUE                                       Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

FULLY MANAGED                                     Seeks, over the long-term, a high total investment
  Portfolio Manager:                              return, consistent with the preservation of capital and
  T. Rowe Price Associates, Inc.                  prudent investment risk.

----------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH                                Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally invests primarily in common stocks.                o Manager Risk
Normally invests at least 80% of its assets in              o Market and Company Risk
securities of companies with medium market                  o Growth Investing Risk
capitalizations.                                            o Value Investing Risk
                                                            o Small Company Risk
                                                            o Foreign Investment Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in growth-oriented equity                 o Manager Risk              o Foreign Investment Risk
securities of large capitalization U.S. and, to a           o Market and Company Risk
limited extent, foreign companies that are listed           o Growth Investing Risk
on U.S. exchanges or traded in U.S. markets.                o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks, with 65% in the common stocks of             o Market and Company Risk
well-established companies paying above-average             o Value Investing Risk
dividends.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio                o Manager Risk
consisting of equity securities that the Portfolio          o Market and Company Risk
Manager believes are undervalued relative to its            o Risks of Securities of
assessment of the issuer's current or prospective             Issuers with Financial
condition.                                                    and Economic Problems
                                                            o Debt Securities Risk

                                                            The Portfolio also may be subject, to a lesser extent,
                                                            to the following general risks and risks associated with
                                                            the following investment strategies:
                                                            o Foreign Investment Risk
                                                            o Borrowing and Leverage Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
                                                            o Writing Covered Call Options Risk
                                                            o Junk Bond Risk
                                                            o Call and Redemption Risk
                                                            o Sovereign Debt Risk
                                                            o Illiquid Securities Risk
                                                            o Restricted Securities Risk
                                                            o Rule 144A Securities Risk
--------------------------------------------------------------------------------------------------------------------

Pursues an active asset allocation strategy                 o Manager Risk
whereby investments are allocated among three               o Market and Company Risk
asset classes -- equity securities, debt securities,        o Income Risk
and money market instruments. Invests primarily in          o Interest Rate Risk
common stocks of established companies that are             o Credit Risk
believed to have above-average potential for                o Call Risk
capital growth.                                             o Value Investing Risk
                                                            o Allocation Risk
--------------------------------------------------------------------------------------------------------------------

Invests in a diversified portfolio consisting               o Manager Risk
primarily of common stocks.                                 o Market and Company Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

GLOBAL FRANCHISE                                  Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
HARD ASSETS                                       Seeks long-term capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------
INTERNET TOLLKEEPERSM                             Seeks long-term growth of capital.
  Portfolio Manager:
  Goldman Sachs Asset Management,
  a business unit of the Investment Management
  Division of Goldman, Sachs & Co.

----------------------------------------------------------------------------------------------------------
INVESTORS                                         Seeks long-term growth of capital.  Current income is a
  Portfolio Manager:                              secondary objective.
  Salomon Brothers Asset Management Inc

----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE                                   Seeks long-term growth of capital and income.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
MANAGED GLOBAL                                    Seeks capital appreciation.  Current income is only an incidental
  Portfolio Manager:                              consideration.
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
REAL ESTATE                                       Seeks capital appreciation.  Current income is a
  Portfolio Manager:                              secondary objective.
  Van Kampen

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of issuers           o Manager Risk              o Derivative Risk
located throughout the world that the Portfolio             o Market and Company Risk   o Diversification Risk
Manager believes have, among other things,                  o Foreign Investment Risk   o Small Company Risk
resilient business franchises and growth potential.         o Emerging Market Risk
                                                            o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in the equities          o Manager Risk              o OTC Investment Risk
of producers of commodities.                                o Market and Company Risk   o Foreign Investment Risk
                                                            o Hard Asset Risk           o Emerging Market Risk
                                                            o Sector Concentration      o Diversification Risk
                                                              Risk
                                                            o Industry Concentration
                                                              Risk
--------------------------------------------------------------------------------------------------------------------

Under normal circumstances, invests at least 80%            o Manager Risk              o Price Volatility Risk
of its net assets plus any borrowings for                   o Market and Company Risk   o Growth Investing Risk
investment purposes (measured at time of                    o Interest Rate Risk        o Foreign Investment Risk
investment) in equity investments in "Internet              o Credit Risk               o Emerging Market Risk
Tollkeeper" companies, which are companies in the           o Internet Risk             o Stock Risk
media, telecommunications, technology and Internet          o IPO Risk                  o Derivative Risk
sectors, which provide access, infrastructure,              o Industry Concentration    o Liquidity Risk
content and services to Internet companies and                Risk                      o REIT Risk
Internet users.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk              o Credit Risk
companies. Also invests in other equity                     o Market and Company Risk   o Call Risk
securities, and to a lesser degree, in                      o Income Risk               o Maturity Risk
income-producing securities such as debt                    o Interest Rate Risk        o Growth Investing Risk
securities.

--------------------------------------------------------------------------------------------------------------------

Invests, under normal conditions, at least 80% of           o Manager Risk
its assets in equity and equity-related securities          o Market and Company Risk
of companies with market capitalizations greater            o Growth Investing Risk
than $1 billion at the time of investment.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks traded in                o Manager Risk
securities markets throughout the world.                    o Market and Company Risk
Generally invests at least 65% of its total assets          o Emerging Market Risk
in at least three countries, one of which may be            o Small Company Risk
the United States.                                          o Foreign Investment Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk              o Industry Concentration
securities of companies in the real estate                  o Market and Company Risk     Risk
industry that are listed on national exchanges or           o Real Estate Risk          o Diversification Risk
NASDAQ.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

STRATEGIC EQUITY                                  Seeks capital appreciation.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME                      Seeks long-term growth of capital and income.
  Portfolio Manager:
  Van Kampen
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally, invests at least 80% of its net assets            o Manager Risk
in securities of mid-cap companies.  Focus is on            o Market and Company Risk
companies the Portfolio Manager believes are                o Growth Investing Risk
likely to benefit from new or innovative products,          o Small Company Risk
services or processes as well as those that have            o Foreign Investment Risk
experienced above-average long-term growth in               o Mid-Cap Company Risk
earnings and have excellent prospects for future            o Derivative Risk
growth.
--------------------------------------------------------------------------------------------------------------------

Under normal market conditions, invests primarily           o Manager Risk              o Foreign Investment Risk
in what the Portfolio Manager believes to be                o Market and Company Risk   o Derivative Risk
income-producing equity securities, including               o Small, Newly Formed
common stocks and convertible securities.                     and Medium-sized
                                                              Company Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Capital Appreciation through investment in securities which the
               Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL
INVESTMENT
STRATEGY       The Portfolio invests primarily in equity securities of U.S.
               companies.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The Portfolio Manager evaluates companies of all sizes.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o Stock prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

               o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

               o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

               Equity investments may involve added risks. Investors could lose money on their investment in the Portfolio.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         ALL CAP -- ANNUAL TOTAL RETURN
                 ----------------------------------------------

                                      1.91%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      1.91%      9.84%
     Russell 3000 Index .............................    (11.46)%    (7.97)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     11.45%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (13.18)%
                        -------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Salomon Brothers Asset Management Inc ("SaBAM") is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM was registered as a U.S. Investment Advisor in 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John G. Goode            Managing Director, SaBAM

                                        Mr. Goode has been employed by Citigroup
                                        Inc. or its predecessor firms since
                                        1969.

               Peter J. Hable           Managing Director, SaBAM

                                        Mr. Hable has been employed by Citigroup
                                        Inc. and its predecessor firms since
                                        1983.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ASSET ALLOCATION GROWTH PORTFOLIO*

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager allocates the Portfolio's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

               The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity.

               The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. The Portfolio Manager may also invest the Portfolio's assets in other instruments that do not fall within these classes.

               The Portfolio Manager has the ability to allocate the Portfolio's assets within specified ranges. The Portfolio's neutral mix represents the benchmark for its combination of investments in each asset class over time. The Portfolio Manager may change the neutral mix from time to time. The approximate neutral mix is 70% of assets in stocks, 25% of assets in bonds of any quality, and 5% of assets in short-term and money market instruments.

               The Portfolio Manager will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the Portfolio Manager regularly reviews the Portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the Portfolio's objective.

               The Portfolio Manager will invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               In buying and selling securities for the Portfolio, the Portfolio Manager generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

               * AS OF MAY 1, 2002, THIS PORTFOLIO WILL NO LONGER BE OFFERED TO NEW INVESTORS.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

               DESCRIPTION OF PRINCIPAL SECURITY TYPES:

               Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

               Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage-backed and other asset-backed securities.

               Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 ASSET ALLOCATION GROWTH -- ANNUAL TOTAL RETURN
                 ----------------------------------------------
                                     -6.52%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds, and mortgage-backed securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.52)%    (9.78)%
     Wilshire 5000 Index ............................     (10.99)%   (16.93)%
     Lehman Brothers Aggregate Bond Index ...........       8.44%     10.23%
     70% Wilshire 5000/30% Lehman Index .............      (5.17)%    (8.78)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      6.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (9.17)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. ("FIMM"). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109. FIMM, in Merrimack, New Hampshire, serves as sub-adviser for the Portfolio. FIMM is responsible for choosing certain types of fixed income securities for the Portfolio. FIMM is a wholly-owned subsidiary of FMR. As of December 31, 2001, FIMM had approximately $300 billion in total assets under management.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Ren Y. Cheng             Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Cheng as been employed as a
                                        portfolio manager by FMR since 1994.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Long-term capital growth

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities the Portfolio Manager believes to be undervalued relative to the Portfolio Manager's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

               The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. Although the Portfolio may receive income from these investments, they will be purchased for their potential for growth of capital and not for their ability to generate income. The Portfolio also may invest up to 25% of its assets in foreign securities.

               The Portfolio Manager focuses on undervalued equity securities of:

               o    out-of-favor cyclical growth companies

               o established growth companies that are undervalued compared to historical relative valuation parameters

               o companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

               o companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

               The Portfolio Manager usually sells a particular security when it believes the company no longer fits into any of the above categories.

               In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                 CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN (1)
    ------------------------------------------------------------------------

      8.31%  -1.59%  30.16%  20.26%  28.95%  12.68%  24.64%  -15.22% -12.98%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     5/4/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (12.98)%   5.97%      9.82%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     13.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     17.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.59)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since April 1, 1999. Performance prior to April 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since April 1, 1999. Prior to that date, a different firm managed the Portfolio. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, TX 77046.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Joel E. Dobberpuhl       Senior Portfolio Manager

                                        Mr. Dobberpuhl has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Robert A. Shelton        Senior Portfolio Manager

                                        Mr. Shelton has been associated with AIM
                                        Capital and/or its affiliates since
                                        1995. Prior to 1995, he was a financial
                                        analyst for CS First Boston.

               Evan G. Harrel           Senior Portfolio Manager

                                        Mr. Harrel has been associated with AIM
                                        Capital and/or its affiliates since
                                        1998. From 1994 to 1998, he was Vice
                                        President of Van Kampen American Capital
                                        Asset Management, Inc. and a portfolio
                                        manager of various growth and equity
                                        funds.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Alliance Capital Management L.P.

INVESTMENT
OBJECTIVE      Long-term total return

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks of middle capitalization companies. Focus is on companies the Portfolio Manager believes offer superior relative earnings growth potential.

               The Portfolio Manager applies a growth-oriented investment philosophy defined by its:

               o    EARLY RECOGNITION OF CHANGE

               o Value is created through the dynamics of changing economic, industry and company fundamentals

               o The Portfolio Manager's willingness to invest on incomplete information

               o Judgment about the future, not merely extrapolation of the past

               o Invest in one to two year relative earnings strength at an early stage and at a reasonable price

               o    COMMITMENT TO FUNDAMENTAL RESEARCH

               o    Twenty-one fundamental analysts covering U.S. companies

               o    EMPHASIS ON STOCK SELECTION

               o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

               o    Remain fully invested

               Although the Portfolio will focus on companies with market capitalizations of up to $5 billion, the Portfolio remains flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price. The Portfolio may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. These companies may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in:

               o foreign securities (including in emerging or developing markets)

               o    foreign currencies, options

               o lower-quality, high yielding debt securities (commonly called "junk bonds")

               o    "zero-coupon" bonds

               o    "payment-in-kind" bonds

               At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only overweight its investments in a particular market sector if the investment return available from such overweighting in that sector justifies any additional risk associated with heavily investing in that sector.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    CAPITAL GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    25.56%          -17.12%          -13.73%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's MidCap 400 Index and the Russell Midcap Growth Index. The Standard & Poor's MidCap 400 Index is an index comprised of 400 mid-cap U.S. stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

               The Portfolio Manager has determined that the Russell Midcap Growth Index is the most appropriate index to use for comparative purposes since it more closely reflects the Portfolio's growth-oriented investment strategy and composition. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (13.73)%    (0.32)%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Standard & Poor's MidCap 400 Index .............      (0.62)%    13.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     25.08%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (26.22)%
                        -------------------------------

               (1) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Alliance Capital Management L.P. ("Alliance Capital") is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

               Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA" Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA.

               The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Catherine Wood           Senior Vice President and Portfolio
                                        Manager, Alliance Capital, and Chief
                                        Investment Officer, Regent Investor
                                        Services, a division of Alliance
                                        Capital.

                                        Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a Director and Portfolio Manager, Equity Research Analyst and Chief Economist.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GUARDIAN SMALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:

               o    Russell 2000 Index

               o    Standard & Poor's SmallCap 600 Index

               Both indexes are broad indexes of small capitalization stocks. As of December 31, 2001, the range of market capitalization companies in the Russell 2000 Index was $2.7 million to $2.97 billion, the range of the market capitalization companies in the S&P SmallCap 600 Index was $60 million to $3.82 billion, and the combined range was $2.7 million to $3.82 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range.

               Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

               The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

               The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
   CAPITAL GUARDIAN SMALL CAP (FORMERLY SMALL CAP) -- ANNUAL TOTAL RETURN (1)
   --------------------------------------------------------------------------

      20.10%      10.32%      20.98%      50.61%      -18.17%      -1.56%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's SmallCap Index ("S&P SmallCap 600 Index"). The Russell 2000 Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    1/3/96
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (1.56)%    10.12%    11.73%
     Russell 2000 Index ......................      2.49%      7.52%     8.97%
     Standard & Poor's SmallCap
       600 Index .............................      6.51%     10.65%    12.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     33.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (25.89)%
                        -------------------------------

               (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $120.1 billion in assets as of December 31, 2001.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Michael R. Ericksen      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust organization in
                                        1986.

               James S. Kang            Mr. Kang is a Vice President for Capital
                                        International Research, Inc. with
                                        research and portfolio management
                                        responsibilities with Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1987.

               Robert G. Kirby          Mr. Kirby is a Chairman Emeritus and a
                                        portfolio manager of Capital Guardian
                                        Trust Company, and was a founding
                                        officer of the Capital Guardian Trust
                                        Company organization in 1968.

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1990.

               Lawrence R. Solomon      Mr. Solomon is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1984.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DEVELOPING WORLD PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Developing World Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

               LATIN AMERICA         ASIA          EUROPE           MIDDLE EAST
               Argentina             Bangladesh    Croatia          Africa
               Brazil                China         Czech Republic   Egypt
               Chile                 Hong Kong*    Estonia          Ghana
               Colombia              India         Greece           Israel
               Costa Rica            Indonesia     Hungary          Ivory Coast
               Jamaica               Korea         Poland           Jordon
               Mexico                Malaysia      Russia           Kenya
               Peru                  Pakistan      Turkey           Morocco
               Trinidad and Tobago   Philippines                    Nigeria
               Uruguay               Sri Lanka                      South Africa
               Venezuela             Taiwan                         Tunisia
                                     Thailand                       Zimbabwe
                                     Vietnam

               * Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.

               The Portfolio Manager, when defining "emerging markets," recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Markets Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

               The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

               The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.

               Equity securities in which the Portfolio invests are primarily common stocks, but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities rated below investment-grade.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance.

               The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DEVELOPING WORLD -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                    61.66%           -33.79%          -5.25%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/18/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (5.25)%    (7.25)%
     Morgan Stanley Capital International
       Emerging Markets Free Index ..................     (2.37)%    (4.84)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     31.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (22.80)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

               Baring provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $35.2 billion of assets.

               The Developing World Portfolio is managed by a team of 21 investment professionals.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Kate Munday              Investment Manager

                                        Ms. Munday has been an investment
                                        professional with Baring International
                                        and its ING affiliates since 1993 and
                                        has 16 years of investment experience.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DIVERSIFIED MID-CAP PORTFOLIO

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL      The Portfolio Manager normally invests the Portfolio's assets
INVESTMENT     primarily in common stocks. The Portfolio Manager normally
STRATEGY       invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

               Although a universal definition of medium market capitalization companies does not exist, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

               The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DIVERSIFIED MID-CAP -- ANNUAL TOTAL RETURN
                 ----------------------------------------------
                                     -6.64%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Index. The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.64)%    (6.02)%
     Russell Midcap Index ...........................      (5.62)%    (7.27)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     18.53%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.51)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert L. Macdonald      Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Macdonald has been employed by FMR
                                        since 1985 and has been a portfolio
                                        manager since 1987.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection and may focus the Portfolio's holdings within the limits permissible for a diversified fund. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.

               The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on companies that it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

               When the Portfolio Manager believes that changes in the economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short-and medium-term fixed income securities for temporary defensive purposes. If the Portfolio Manager incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. The portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. At times, large capitalization, growth-oriented, equity securities may underperform relative to other sectors in the overall market.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Foreign companies may be affected by political, social and economic instability. There may be less public information available and differing regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. In addition, since underlying securities represented by depositary receipts are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Equity Growth Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, Peter Dannenbaum, Executive Director, and Jeff Alvino, Executive Director.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Substantial dividend income as well as long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

               The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

               In selecting investments, the Portfolio Manager generally looks for companies with the following:

               o    an established operating history.

               o    above-average dividend yield relative to the S&P 500.

               o    low price/earnings ratio relative to the S&P 500.

               o a sound balance sheet and other positive financial characteristics.

               o low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

               While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities, and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    EQUITY INCOME -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

  1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  -0.72%  12.93%   1.36%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    1.36%    7.64%    7.66%       8.47%
     Standard & Poor's
       500 Index .....................  (11.88)%  10.70%   12.93%      13.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/00 ...........      8.68%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/99 ............    (8.63)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since March 1, 1999. Prior to that date, different firms at different times served as portfolio manager. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

FOCUS VALUE PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

               The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

               o    depressed earnings

               o    special competition

               o    product obsolescence

               o    relatively low price-to-earnings and price-to-book ratios

               o    stock out of favor

               The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

               Although not principal strategies, the Portfolio may also use the following investment strategies:

               The Portfolio may invest in high yield debt securities that are rated below investment grade, commonly called "junk bonds."

               The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

               The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

               The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

               The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

               The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

               The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the type of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o RISKS OF SECURITIES OF ISSUERS WITH FINANCIAL AND ECONOMIC PROBLEMS. Investments in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of risk of substantial and, at times, even total loss. It may be difficult to obtain information and research about such issuers. These securities may not be widely traded. The market prices of such securities are subject to abrupt and rapid market movements and above average price volatility.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    The spread between bid and ask prices may be greater than normally expected. It may take a number of years for the prices of these securities to reflect their intrinsic value.

               o DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

               The Portfolio also may be subject, to a lesser extent, to the following general risks and risks associated with the following investment strategies:

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o BORROWING AND LEVERAGE RISK. The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Portfolio shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    of a strategy designed to reduce exposure to other risks,
                    such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o WRITING COVERED CALL OPTIONS RISK. The Portfolio may write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. In return for the premium income realized from the sale of covered call options, the Portfolio will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Portfolio effects a closing purchase transaction. If an option expires unexercised, the Portfolio will realize a gain in the amount of the premium.

                    This gain, of course, may be offset by a decline in the market price of the underlying security during the option period. Additionally, the cost of a closing purchase transaction may be greater than the premium received on the original option, in which case the Portfolio will have incurred a loss in the transaction. Further, there is no assurance that a secondary market will exist for any particular option. The Portfolio may not write options on underlying securities exceeding 10% of its total assets, taken at market value.

               o JUNK BOND RISK. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Portfolio Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. The Portfolio does not intend to invest in excess of 10% of its total assets in junk bonds.

               o CALL AND REDEMPTION RISK. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

               o SOVEREIGN DEBT RISK. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    to pay interest or repay principal on its sovereign debt.
                    Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

               o ILLIQUID SECURITIES RISK. The Portfolio may invest up to 15% of its net assets in securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

               o RESTRICTED SECURITIES RISK. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Portfolio buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

                    Restricted securities may be illiquid. The Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, the Portfolio will not be able to sell the securities.

               o RULE 144A SECURITIES RISK. The Portfolio may invest in Rule 144A securities without limitation. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Focus Value Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert J. Martorelli     Senior Portfolio Manager.

                                        Mr. Martorelli joined Mercury Advisors
                                        in 1985 as a Fund Analyst and has served as a Portfolio Manager since 1986.

               Kevin Rendino            Senior Portfolio Manager.

                                        Mr. Rendino joined Mercury Advisors in
                                        1990 as a Research Associate and was
                                        subsequently named Senior Analyst before becoming a Portfolio Manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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FULLY MANAGED PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures, and options, in pursuit of its asset allocation strategy.

               The Portfolio's common stocks generally fall into one of two categories:

               o the larger category of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

               o the smaller category of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

               Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

               The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

               Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

               In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

               DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

               MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

               (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price

               (2)  U.S. government obligations

               (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

               (4) commercial paper rated at the date of purchase in the two highest rating categories

               (5)  repurchase agreements

               The Portfolio also may invest in short-term U.S.
               dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    and periods when stock prices generally decline. Further,
                    even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               The Portfolio Manager's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the Portfolio from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Portfolio's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by these companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

               Futures and options may not always be successful hedges; their prices can be highly volatile; using them could lower portfolio returns; and the potential loss from the use of futures can exceed a portfolio's investment in such contracts.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    FULLY MANAGED -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

  6.23%   7.59%  -7.27%  20.80%  16.36%  15.27%   5.89%   6.92%  21.97%   9.92%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    9.92%   11.84%   10.05%       9.88%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Lehman Brothers
       Government/Corporate
       Bond Index ....................    8.50%    7.38%    7.28%       8.49%
     60% S&P 500/40%
       Lehman Index ..................   (3.72)%   9.37%   10.67%      11.59%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/99 ............     10.77%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (10.81)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since January, 1995. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

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FUNDAMENTAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities:

               o    Common stock

               o    Convertible preferred stock

               o    Securities convertible into common stock

               o    Rights to subscribe to common stock

               Of these securities, the Portfolio will generally invest in common stock.

               In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

               Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include:

               o    Above-average growth rates in sales

               o    Improvement in its profit margin

               o    Providing proprietary or niche products or services

               o    Leading market share

               o    Strong Industry Growth

               The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more).

               The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               representing interests in securities of foreign companies. The
               Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

               The Portfolio may also lend portfolio securities.

               The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Portfolio to achieve its goal of long-term growth of capital.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    and/or the value of the collateral falls, including the
                    value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect

                    This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Fundamental Growth
               Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Lawrence R. Fuller       Managing Director and Senior Portfolio
                                        Manager of Mercury Advisors since 1997.
                                        From 1992-1997, Mr. Fuller served as a
                                        Vice President of Mercury Advisors.

               Thomas Burke, CFA        Director and Associate Portfolio Manager
                                        of Mercury Advisors since 1993.

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GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

               The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

               The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings

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                    results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o DERIVATIVE RISK. The Portfolio may use forwards, futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates and for non-hedging purposes. The Portfolio may also use a variety of currency transactions, including foreign currency contracts, to manage exchange rate risk and/or modify its exposure to various markets. The use of these instruments may benefit the Portfolio. However,

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                    the Portfolio's performance could be worse than if the
                    Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Global Franchise Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Executive Director, is a current member of the team.

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HARD ASSETS PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

               Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

               o    precious metals

               o    ferrous and non-ferrous metals

               o    integrated oil

               o    exploration/production

               o    gas/other hydrocarbons

               o    forest products

               o    agricultural commodities

               o    other basic materials that can be priced by a market

               The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

               The Portfolio also may invest in:

               o securities of foreign issuers, including up to 35% in South Africa

               o companies not engaged in natural resources/hard asset activities

               o    investment-grade corporate debt

               o    U.S. government or foreign obligations

               o    money market instruments

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               o    repurchase agreements

               o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

               o    derivatives

               Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

               o    common stock                   o    direct equity interests
                                                        in trusts

               o    preferred stock                o    joint ventures

               o    rights                         o    "partly paid" securities

               o    warrants                       o    partnerships

               o    "when-issued" securities       o    restricted securities

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

               o SECTOR CONCENTRATION RISK. The Portfolio may invest up to 50% of its assets in one particular hard asset sector. To the extent that the Portfolio's assets are

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                    concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                    Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                    The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in

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                    foreign issuers in general. A number of emerging market
                    countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     HARD ASSETS -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

 -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%  -4.73% -12.12%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index and the Russell 2000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........  (12.12)%  (5.03)%   4.67%       4.16%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Russell 2000 Index ..............    2.49%    7.52%   11.51%      11.09%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/93 ...........     21.80%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (19.01)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

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               Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $ 35.2 billion of assets.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Payne               Investment Manager

                                        Mr. Payne has been an investment
                                        professional with Baring International
                                        Investment Limited and its ING
                                        affiliates since 1993 and has 16 years
                                        of investment experience.

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INTERNET TOLLKEEPERSM PORTFOLIO*

PORTFOLIO
MANAGER Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co.

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors, which provide access, infrastructure, content and services to Internet companies and Internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by "increasing traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.

               Examples of Internet Tollkeeper companies may include:

               o Access providers that enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network;

               o Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the Internet;

               o Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by Internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

               o Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses.

               Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds.

               The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its net assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.

               ---------------
               * "Internet TollkeeperSM" is a service mark of Goldman, Sachs & Co. Goldman, Sachs & Co. has licensed the service mark to Directed Services, Inc. to use in connection with the Portfolio.

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               Although the Portfolio invests primarily in publicly traded U.S.
               securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies.

               The Portfolio Manager may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

               o IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of Internet companies or Internet-related companies, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified across different industry sectors.

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               o    PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up and down. The Portfolio invests in companies participating in the growth of the Internet, which may give the Portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries. The prices of these companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o STOCK RISK. The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

               o DERIVATIVE RISK. The risk that loss may result from a portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a portfolio.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o LIQUIDITY RISK. The risk that a portfolio will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Portfolios that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Portfolio expects to invest a significant percentage of its assets in funds for which the Portfolio Manager now or in the future acts as investment adviser or underwriter. Redemptions by the Portfolio of its position in a fund may further increase liquidity risk and may impact the Portfolio's NAV.

               o REIT RISK. Investing in Real Estate Investment Trusts or "REITs" involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Internet TollkeeperSM
               Portfolio commenced operations on May 1, 2001, performance for the previous calendar year is not available.

MORE ON THE
PORTFOLIO
MANAGER Goldman Sachs Asset Management ("Goldman Sachs") has managed the Portfolio since its inception. Goldman Sachs is a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, Goldman Sachs, along with units of IMD, had assets under management of $329.6 billion. The address of Goldman Sachs is 32 Old Slip, New York, New York 10005.

               The Internet TollkeeperSM Portfolio is managed by a team of portfolio managers at Goldman Sachs. The following persons are primarily responsible for the day-to-day investment decisions of the Portfolio:

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Steven M. Barry          Mr. Barry is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1999. From 1988 to 1999, Mr.
                                        Barry was a portfolio manager at
                                        Alliance Capital Management L.P.

               Kenneth T. Barents       Mr. Barents is a managing director and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined Goldman Sachs as a
                                        portfolio manager in 2000. From 1992 to
                                        1999, Mr. Barents was Director of
                                        Research and head of the Investment
                                        Committee at Wheat First Union.

               Herbert E. Ehlers        Mr. Ehlers is a managing director,
                                        senior portfolio manager and chief
                                        investment officer of the growth equity
                                        investment team of Goldman Sachs. He
                                        joined the company in 1997. From 1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of
                                        Liberty Investment Management, Inc.
                                        ("Liberty"), and from 1984 to 1994 was a portfolio manager and president at
                                        Liberty's predecessor firm, Eagle Asset
                                        Management ("Eagle").

               Gregory H. Ekizian       Mr. Ekizian is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager and co-chair of the growth
                                        investment committee in 1997. >From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.

               Scott Kolar              Mr. Kolar is a vice president and a
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as an equity analyst
                                        in 1997 and became a portfolio manager
                                        in 1999. From 1994 to 1997, Mr. Kolar
                                        was an equity analyst and information
                                        systems specialist at Liberty.

               Ernest C. Segundo, Jr.   Mr. Segundo is a vice president and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined the company as a
                                        portfolio manager in 1997. From 1992 to
                                        1997, Mr. Segundo was a portfolio
                                        manager at Liberty and its predecessor
                                        firm, Eagle.

               Andrew F. Pyne           Mr. Pyne is a senior portfolio manager
                                        at Goldman Sachs. He joined Goldman
                                        Sachs as a product manager in 1997 and
                                        became a portfolio manager in August
                                        2001. From 1992 to 1997, Mr. Pyne was a
                                        product manager at Van Kampen
                                        Investments.

               David G. Shell           Mr. Shell is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1997. From 1987 to 1997, Mr.
                                        Shell was a portfolio manager at Liberty and its predecessor firm, Eagle.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INVESTORS PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o    Long-term history of performance

               o    Competitive market position

               o    Competitive products and services

               o    Strong cash flow

               o    High return on equity

               o    Strong financial condition

               o    Experienced and effective management

               o    Global scope

               Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

               o    Operating characteristics          o    Financial character

               o    Quality of management              o    Valuation

               Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For such information, please refer to the Statement of Additional Information.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        INVESTORS -- ANNUAL TOTAL RETURN
                 ----------------------------------------------
                                     -4.27%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (4.27)%     4.70%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     10.52%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (12.51)%
                        -------------------------------

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER

               Salomon Brothers Asset Management Inc (SaBAM) is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM has been registered as a U.S. Investment Advisor since 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Cunningham          Senior Portfolio Manager and Managing
                                        Director

                                        Mr. Cunningham joined SaBAM in 1995 and
                                        has thirteen years experience in the
                                        industry. Prior to becoming a Portfolio
                                        Manager, Mr. Cunningham was an
                                        investment banker in the Global Power
                                        Group at Salomon Brothers Inc. Mr.
                                        Cunningham has served in various
                                        investment management positions during
                                        his tenure at SaBAM.

               Mark McAllister          Director and Equity Analyst with SaBAM.

                                        Executive Vice President and Portfolio
                                        Manager at JLW Capital Management Inc.
                                        from March 1998 to May 1999. Prior to
                                        March 1998, Mr. McAllister was a Vice
                                        President and Equity Analyst at Cohen &
                                        Steers Capital Management.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.

               In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                     LARGE CAP VALUE -- ANNUAL TOTAL RETURN
                 ----------------------------------------------
                                     -3.62%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (3.62)%     1.53%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     16.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (16.79)%
                        -------------------------------

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc., with portfolio
                                        management responsibilities for Capital
                                        Guardian Trust Company. She joined the
                                        Capital Guardian Organization in 1990
                                        where she served in various portfolio
                                        management positions.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and Portfolio Manager. He joined the
                                        Capital Guardian organization in 1987
                                        where he served in various capacities.

               David Fisher             Mr. Fisher is Chairman of the Board of
                                        Capital Guardian Group International,
                                        Inc. and Capital Guardian. He joined the
                                        Capital Guardian organization in 1969
                                        where he served in various portfolio
                                        management positions.

               Theodore Samuels         Mr. Samuels is a Senior Vice President
                                        and Director for Capital Guardian, as
                                        well as a Director of Capital
                                        International Research, Inc. He joined
                                        the Capital Guardian organization in
                                        1981 where he served in various
                                        portfolio management positions.

               Eugene P. Stein          Mr. Stein is Executive Vice President, a
                                        Director, a portfolio manager, and
                                        Chairman of the Investment Committee for Capital Guardian. He joined the Capital
                                        Guardian organization in 1972 where he
                                        served in various portfolio manager
                                        positions.

               Terry Berkemeier         Mr. Berkemeier is a Vice President of
                                        Capital International Research, Inc.
                                        with U.S. equity portfolio management
                                        responsibility in Capital Guardian. He
                                        joined the Capital Guardian organization in 1992.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MANAGED GLOBAL PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

               In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

               The Portfolio may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income,

                                       82
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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                    MANAGED GLOBAL -- ANNUAL TOTAL RETURN (1)
    ------------------------------------------------------------------------

      6.59% -13.21%   7.56%  12.27%  12.17%  29.31%  63.30%  -14.56% -11.91%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index. The Morgan Stanley Capital International All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR   10/21/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.91)%   12.26%     7.79%
     Morgan Stanley Capital
       International All Country
       World Free Index ......................    (15.91)%    5.18%     9.73%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     47.69%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.45)%
                        -------------------------------

               (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David I. Fisher          Mr. Fisher is Chairman of the Board of
                                        Capital Group International, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        organization in 1969.

               Eugene P. Stein          Mr. Stein is an Executive Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1972.

               Christopher A. Reed      Mr. Reed is a Vice President of Capital
                                        International Research, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1993.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1986.

               Richard N. Havas         Mr. Havas is a Senior Vice President and
                                        a portfolio manager with research
                                        responsibilities for the Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1985.

               Nancy J. Kyle            Ms. Kyle is a Senior Vice President of
                                        Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1990.

               Robert Ronus             Mr. Ronus is President of Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1972.

               Lionel M. Sauvage        Mr. Sauvage is a Senior Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1986.

               Nilly Sikorsky           Ms. Sikorsky is President and Managing
                                        Director of Capital International with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1962.

                                       85
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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Rudolf M. Staehelin      Mr. Staehelin is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1981.

                                       86
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

REAL ESTATE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Capital appreciation.  Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

               The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

               o    ownership (including listed real estate investment trusts)

               o    construction and development

               o    asset sales

               o    property management or sale

               o    other related real estate services

               The Portfolio may invest more than 25% of its assets in any of the above sectors.

               The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

               The Portfolio also may invest in:

               o equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

               o    financial institutions which issue or service mortgages

               o securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

                                       87
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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o REAL ESTATE RISK. Although the Portfolio will not invest in real estate directly, the Portfolio may invest in real estate industry companies, including real estate investment trusts ("REITs"). As a result, the Portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general. These risks include declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates.

                    In addition, REITs may be affected by any changes in the value of the underlying property owned by the REIT or by the quality of any credit extended. REITs are dependent upon management skills. Some REITs may not be highly diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in the real estate industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     REAL ESTATE -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

 13.87%  17.27%   6.34%  16.59%  35.30%  22.79% -13.45%  -3.81%  30.99%   8.14%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.14%    7.69%    12.49%      9.93%
     Wilshire Real Estate
       Securities Index ..............   10.49%    6.65%    10.48%      6.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/91 ............     23.44%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (15.18)%
                        -------------------------------

               (1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Real Estate team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Executive Director.

                                       90
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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of mid-cap companies.

               The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap Index.

               Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets. The Portfolio may also invest up to 25% of its total assets in foreign securities. In complying with the 80% requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

               The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

               The Portfolio consists primarily of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

               The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles. The Portfolio also invests in established smaller companies (under $500 million in market capitalization) which may offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

               In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash or the following liquid assets:

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

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               money market instruments or high-quality debt obligations. As a result, the Portfolio may not achieve its investment objective. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
                   STRATEGIC EQUITY -- ANNUAL TOTAL RETURN (1)
   --------------------------------------------------------------------------

      19.39%      23.16%       0.84%      56.24%      -12.45%     -21.17%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index, the Standard & Poor's Midcap 400 Index and the Russell Midcap Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

               The Standard & Poor's MidCap 400 Index consists of 400 U.S. stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States. The Portfolio Manager has determined that the Russell Midcap Index is the most appropriate index to use for comparative purposes since it more closely reflects the performance of the securities in which the Portfolio invests. In the future, it will by the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/2/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (21.17)%    6.01%     7.86%
     Russell Midcap Growth Index .............    (20.15)%    9.02%    10.28%
     Standard & Poor's MidCap
       400 Index .............................     (0.62)%   16.11%    16.17%
     Russell Midcap Index ....................     (5.62)%   11.40%    12.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     39.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (30.66)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, Texas 77046.

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert M. Kippes         Senior Portfolio Manager

                                        Mr. Kippes has been associated with AIM
                                        Capital since 1989.

               Kenneth A. Zschappel     Senior Portfolio Manager

                                        Mr. Zschappel has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Ryan E. Crane            Portfolio Manager

                                        Mr. Crane has been associated with AIM
                                        Capital since 1994.

               Jay K. Rushin            Portfolio Manager

                                        Mr. Rushin has been associated with AIM
                                        Capital from 1998 to the present and
                                        1994 to 1996. During the period of 1996
                                        to 1998, Mr. Rushin worked as an
                                        associate equity analyst at Prudential
                                        Securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Trust's Statement of Additional Information.

               In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL, NEWLY FORMED AND MEDIUM-SIZED COMPANY RISK. The prices of small or medium-sized companies or of newly formed companies (in which the Portfolio may invest) often fluctuate more than the stock prices of larger, more established companies.

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

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
             VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN (1)
    ------------------------------------------------------------------------

      0.59%   31.06%   20.65%   29.82%   14.13%   15.88%    -2.11%  -11.95%
    ------------------------------------------------------------------------
      1994     1995     1996     1997     1998     1999      2000     2001
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/4/93
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.95)%    8.15%    11.36%
     Standard & Poor's
       500 Index .............................    (11.88)%   10.70%    13.84%
     Russell 1000 Index ......................    (12.45)%   10.50%    13.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.29%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (14.88)%
                        -------------------------------

               (1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Growth and Income team. Current members of the team include James A. Gilligan, Managing Director; Scott Carroll, Vice President; and James O. Roeder, Vice President.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under a portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategies, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------
ALL CAP PORTFOLIO
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.45      $      10.00
                                                        ------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.09              0.05
Net realized and unrealized gain on
   investments and foreign currencies                           0.12              1.68
                                                        ------------------------------
Total from investment operations                                0.21              1.73
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.09)            (0.04)
Distributions from capital gains                               (0.04)            (0.24)
                                                        ------------------------------
Total distributions                                            (0.13)            (0.28)
                                                        ------------------------------
Net asset value, end of period                          $      11.53      $      11.45
======================================================================================
Total return                                                    1.91%            17.45%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    307,030      $    111,887
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            1.15%             1.10%+
Portfolio turnover rate                                           75%               82%
--------------------------------------------------------------------------------------

     *    The All Cap Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00*#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.40      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03              0.09
Net realized and unrealized loss on
   investments and foreign currencies                          (0.64)            (0.68)
                                                        ------------------------------
Total from investment operations                               (0.61)            (0.59)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.08)            (0.01)
                                                        ------------------------------
Net asset value, end of period                          $       8.71      $       9.40
======================================================================================
Total return                                                   (6.52)%           (5.90)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     51,723      $      8,497
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment loss to average net assets              1.50%             3.80%+
Portfolio turnover rate                                           50%               10%
--------------------------------------------------------------------------------------

     * The Asset Allocation Growth Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.33      $    20.02      $    18.09      $    17.65      $    15.06
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01           0.001           (0.01)           0.15            0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.13)          (3.08)           4.38            2.07            4.19
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.12)          (3.08)           4.37            2.22            4.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)             --           (0.03)          (0.15)          (0.16)
Distributions from capital gains                             --           (0.61)          (2.41)          (1.63)          (1.60)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (0.61)          (2.44)          (1.78)          (1.76)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    14.20      $    16.33      $    20.02      $    18.09      $    17.65
===============================================================================================================================
Total return                                             (12.98)%        (15.22)%         24.64%          12.68%          28.95%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  450,704      $  491,555      $  411,898      $  263,313      $  193,986
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.09%         0.00%1           (0.05)%          0.95%           0.95%
Portfolio turnover rate                                      40%             62%            126%             64%             51%
-------------------------------------------------------------------------------------------------------------------------------

     * Since April 1, 1999, A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO**
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    14.78      $    18.52      $    15.62      $    14.24
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                        (0.07)          (0.07)             --            0.09
Net realized and unrealized gain/(loss) onx
   investments and foreign currencies                               (1.96)          (3.14)           3.96            1.36
                                                               ----------------------------------------------------------
Total from investment operations                                    (2.03)          (3.21)           3.96            1.45
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   --              --           (0.02)          (0.07)
Distributions in excess of net investment income                       --              --           (0.01)             --
Distributions from capital gains                                       --           (0.53)          (1.03)             --
Return of capital                                                      --         (0.00)1              --              --
                                                               ----------------------------------------------------------
Total distributions                                                    --           (0.53)          (1.06)          (0.07)
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $    12.75      $    14.78      $    18.52      $    15.62
=========================================================================================================================
Total return                                                       (13.73)%        (17.12)%         25.56%          10.19%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $  468,567      $  562,549      $  567,628      $  298,839
Ratio of operating expenses to average net assets                    1.01%           0.99%           1.05%           1.08%+
Ratio of net investment income/(loss) to average net assets         (0.53)%         (0.45)%          0.00%           1.86%+
Portfolio turnover rate                                               211%             59%            185%             92%
-------------------------------------------------------------------------------------------------------------------------

     *    The Capital Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Portfolio was named the Growth & Income Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP PORTFOLIO (FORMERLY SMALL CAP PORTFOLIO)*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.71      $    23.44      $    16.03      $    13.25      $    12.01
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01            0.04           (0.07)          (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (0.18)          (5.05)           8.17            2.81            1.27
                                                     --------------------------------------------------------------------------
Total from investment operations                          (0.17)          (5.01)           8.10            2.78            1.24
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                     (0.01)          (0.03)             --              --              --
Distributions from capital gains                             --           (7.69)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (7.72)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Net asset value, end of period                       $    10.53      $    10.71      $    23.44      $    16.03      $    13.25
===============================================================================================================================
Total return                                              (1.56)%        (18.17)%         50.61%          20.98%          10.32%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  516,009      $  461,106      $  367,637      $  147,696      $   66,396
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.16%           0.21%          (0.49)%         (0.32)%         (0.34)%
Portfolio turnover rate                                      42%            116%            132%            133%            130%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DEVELOPING WORLD PORTFOLIO**
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99#      12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     7.59      $    11.56      $     7.37      $    10.00
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                         0.09           (0.05)           0.08            0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                               (0.49)          (3.86)           4.44           (2.67)
                                                               ----------------------------------------------------------
Total from investment operations                                    (0.40)          (3.91)           4.52           (2.63)
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (0.08)             --           (0.10)             --
Distributions in excess of net investment income                       --              --           (0.03)             --
Distributions from capital gains                                    (0.01)          (0.06)          (0.20)             --
                                                               ----------------------------------------------------------
Total distributions                                                 (0.09)          (0.06)          (0.33)             --
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $     7.10      $     7.59      $    11.56      $     7.37
=========================================================================================================================
Total return                                                        (5.25)%        (33.79)%         61.66%         (26.27)%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $   74,797      $   60,541      $   62,616      $    8,797
Ratio of operating expenses to average net assets                    1.76%           1.75%           1.75%           1.83%+
Ratio of net investment income/(loss) to average net assets          1.27%          (0.39)%          0.85%           0.69%+
Portfolio turnover rate                                               180%            130%            135%             67%
-------------------------------------------------------------------------------------------------------------------------

     *    The Developing World Portfolio commenced operations on February 18,
          1998.
     ** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
DIVERSIFIED MID-CAP PORTFOLIO
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00*#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.89      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.02              0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.68)            (0.13)
                                                        ------------------------------
Total from investment operations                               (0.66)            (0.09)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
                                                        ------------------------------
Net asset value, end of period                          $       9.21      $       9.89
======================================================================================
Total return                                                   (6.64)%           (0.87)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     58,712      $     13,834
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.47%             1.70%+
Portfolio turnover rate                                           89%               20%
--------------------------------------------------------------------------------------

     *    The Diversified Mid-Cap Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.67      $    11.24      $    12.67      $    13.09      $    12.41
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.14            0.23            0.27            0.49            0.57
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.01            1.18           (0.39)           0.58            1.58
                                                     --------------------------------------------------------------------------
Total from investment operations                           0.15            1.41           (0.12)           1.07            2.15
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.14)          (0.30)          (0.29)          (0.50)          (0.55)
Distributions from capital gains                          (0.27)          (0.68)          (1.02)          (0.99)          (0.92)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.41)          (0.98)          (1.31)          (1.49)          (1.47)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    11.41      $    11.67      $    11.24      $    12.67      $    13.09
===============================================================================================================================
Total return                                               1.36%          12.93%          (0.72)%          8.26%          17.44%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  426,726      $  298,092      $  277,354      $  278,074      $  264,599
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       1.43%           1.98%           2.19%           3.63%           3.88%
Portfolio turnover rate                                      16%             53%            122%             61%             79%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Portfolio to the Equity Income Portfolio.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FULLY MANAGED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.62      $    15.05      $    15.23      $    15.73      $    14.82
                                                     --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.36            0.47            0.50            0.36            0.39
Net realized and unrealized gain on
   investments and foreign currencies                      1.28            2.78            0.53            0.55            1.86
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.64            3.25            1.03            0.91            2.25
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.37)          (0.62)          (0.40)          (0.36)          (0.41)
Distributions from capital gains                          (0.39)          (1.06)          (0.81)          (1.05)          (0.93)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.76)          (1.68)          (1.21)          (1.41)          (1.34)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    17.50      $    16.62      $    15.05      $    15.23      $    15.73
===============================================================================================================================
Total return                                               9.92%          21.97%           6.92%           5.89%          15.27%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  688,506      $  373,548      $  287,909      $  246,196      $  169,987
Ratio of operating expenses to average net assets          0.95%           0.95%           0.97%           0.98%           0.99%
Ratio of net investment income to average net assets       2.65%           3.24%           3.45%           2.83%           2.67%
Portfolio turnover rate                                      23%             42%             36%             44%             48%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
HARD ASSETS PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.14      $    11.76      $     9.60      $    15.05      $    17.85
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19            0.01            0.12            0.26            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.54)          (0.57)           2.12           (4.73)           0.99
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.35)          (0.56)           2.24           (4.47)           1.13
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --           (0.05)          (0.08)          (0.26)          (0.13)
Distributions from capital gains                             --              --              --           (0.72)          (3.80)
Return of capital                                            --           (0.01)             --              --              --
                                                     --------------------------------------------------------------------------
Total distributions                                          --           (0.06)          (0.08)          (0.98)          (3.93)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $     9.79      $    11.14      $    11.76      $     9.60      $    15.05
===============================================================================================================================
Total return                                             (12.12)%         (4.73)%         23.36%         (29.58)%          6.22%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $   33,787      $   42,109      $   40,291      $   30,530      $   46,229
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           1.00%           0.99%
Ratio of net investment income to average net assets       1.68%           1.00%           1.07%           1.99%           0.76%
Portfolio turnover rate                                     240%            207%            204%            178%            124%
-------------------------------------------------------------------------------------------------------------------------------

     * Prior to January 23, 1997, the Hard Assets Portfolio was named the Natural Resources Portfolio. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNET TOLLKEEPERSM PORTFOLIO
----------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
----------------------------------------------------------------------------
                                                                   12/31/01*
----------------------------------------------------------------------------
Net asset value, beginning of period                              $    10.00
                                                                  ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.06)
Net realized and unrealized loss on
   investments and foreign currencies                                  (2.25)
                                                                  ----------
Total from investment operations                                       (2.31)
                                                                  ----------
Net asset value, end of period                                    $     7.69
============================================================================
Total return                                                          (23.10)%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $    9,255
Ratio of operating expenses to average net assets                       1.85%+
Ratio of net investment loss to average net assets                     (1.69)%+
Portfolio turnover rate                                                   21%
----------------------------------------------------------------------------

     *    The Internet TollkeeperSM Portfolio commenced operations on May 1,
          2001.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTORS PORTFOLIO
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.06      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.04              0.06
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.52)             1.33
                                                        ------------------------------
Total from investment operations                               (0.48)             1.39
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.05)            (0.05)
Distributions from capital gains                               (0.03)            (0.28)
                                                        ------------------------------
Total distributions                                            (0.08)            (0.33)
                                                        ------------------------------
Net asset value, end of period                          $      10.50      $      11.06
======================================================================================
Total return                                                   (4.27)%           14.07%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     95,347      $     27,440
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.78%             1.13%+
Portfolio turnover rate                                           39%              118%
--------------------------------------------------------------------------------------

     *    The Investors Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      10.58      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.01              0.03
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.39)             0.65
                                                        ------------------------------
Total from investment operations                               (0.38)             0.68
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
Distributions from capital gains                             (0.00)1             (0.08)
                                                        ------------------------------
Total distributions                                            (0.02)            (0.10)
                                                        ------------------------------
Net asset value, end of period                          $      10.18      $      10.58
======================================================================================
Total return                                                   (3.62)%            6.81%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    282,049      $    113,206
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.17%             0.60%+
Portfolio turnover rate                                           29%               22%
--------------------------------------------------------------------------------------

     *    The Large Cap Value Portfolio commenced operations on February 1,
          2000.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MANAGED GLOBAL PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.82      $    19.96      $    14.19      $    11.46      $    11.13
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              0.001              --           (0.03)          (0.02)           0.02
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.41)          (3.13)           8.82            3.37            1.33
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.41)          (3.13)           8.79            3.35            1.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)          (0.02)             --           (0.05)          (0.17)
Dividends in excess of net investment income                 --              --              --              --           (0.07)
Distributions from capital gains                             --           (4.99)          (3.02)          (0.57)          (0.78)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (5.01)          (3.02)          (0.62)          (1.02)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    10.40      $    11.82      $    19.96      $    14.19      $    11.46
===============================================================================================================================
Total return                                             (11.91)%        (14.56)%         63.30%          29.31%          12.17%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  255,251      $  232,963      $  184,486      $  134,078      $  105,305
Ratio of operating expenses to average net assets          1.26%           1.25%           1.25%           1.26%           1.36%
Ratio of net investment income/(loss) to average
   net assets                                             (0.01)%          0.05%          (0.19)%         (0.17)%          0.06%
Portfolio turnover rate                                      30%            109%            168%            173%            199%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Portfolio. Prior to that date, different firms served as Portfolio Manager.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    15.21      $    12.12      $    13.58      $    18.27      $    15.98
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.70            0.42            0.84            0.83            0.69
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.53            3.33           (1.39)          (3.34)           2.93
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.23            3.75           (0.55)          (2.51)           3.62
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.59)          (0.66)          (0.54)          (0.66)          (0.63)
Distributions from capital gains                          (0.21)             --           (0.37)          (1.52)          (0.70)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.80)          (0.66)          (0.91)          (2.18)          (1.33)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    15.64      $    15.21      $    12.12      $    13.58      $    18.27
===============================================================================================================================
Total return                                               8.14%          30.99%          (3.81)%        (13.45)%         22.79%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  130,643       $103,800$          56,906      $   69,911      $   75,530
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income to average net assets       5.35%           5.60%           5.61%           5.26%           4.49%
Portfolio turnover rate                                      81%             69%             36%             29%             41%
-------------------------------------------------------------------------------------------------------------------------------

     * Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Real Estate Portfolio. Prior to that date, different firms served as Portfolio Manager.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.72      $    19.95      $    12.82      $    13.63      $    11.68
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              (0.08)          (0.02)          (0.03)           0.16            0.20
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (3.46)          (2.52)           7.24           (0.07)           2.49
                                                     --------------------------------------------------------------------------
Total from investment operations                          (3.54)          (2.54)           7.21            0.09            2.69
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --              --           (0.02)          (0.16)          (0.19)
Distributions from capital gains                          (0.02)          (0.69)          (0.06)          (0.59)          (0.55)
Distributions in excess capital gains                        --              --              --           (0.15)             --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.02)          (0.69)          (0.08)          (0.90)          (0.74)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    13.16      $    16.72      $    19.95      $    12.82      $    13.63
===============================================================================================================================
Total return                                             (21.17)%        (12.45)%         56.24%           0.84%          23.16%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  269,805      $  374,614      $  205,799      $   73,261      $   51,789
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                             (0.53)%         (0.19)%         (0.14)%          1.46%           1.88%
Portfolio turnover rate                                     200%            219%            176%            139%            105%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, A I M Capital Management, Inc. has served as Portfolio Manager for the Strategic Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME PORTFOLIO (FORMERLY, RISING DIVIDENDS PORTFOLIO) *
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    23.53      $    24.84      $    22.01      $    20.04      $    15.81
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.07            0.07            0.08            0.10            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.89)          (0.62)           3.41            2.74            4.57
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.82)          (0.55)           3.49            2.84            4.71
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.06)          (0.11)          (0.07)          (0.10)          (0.13)
Distributions from capital gains                          (0.24)          (0.65)          (0.59)          (0.77)          (0.35)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.30)          (0.76)          (0.66)          (0.87)          (0.48)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    20.41      $    23.53      $    24.84      $    22.01      $    20.04
===============================================================================================================================
Total return                                             (11.95)%         (2.11)%         15.88%          14.13%          29.82%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  793,601      $  941,024      $  899,753      $  574,843      $  252,191
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       0.33%           0.30%           0.40%           0.72%           0.96%
Portfolio turnover rate                                      36%             37%             27%             34%             26%
-------------------------------------------------------------------------------------------------------------------------------

     * Since January 30, 2002, Van Kampen has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Portfolio to the Van Kampen Growth and Income Portfolio and a change of investment strategy.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS S
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject to shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only original or Class S shares are offered in this prospectus. It is anticipated that converting the original class of shares to the Class S shares will not cause any increase in expenses borne by shareholders.

SERVICE FEES --
CLASS S
SHARES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the portfolio's average daily net assets attributable to its Class S shares.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               In connection with the implementation of the Trust's Multiple Class Plan for Class S shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee.

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               All Cap                                    1.00%
               -----------------------------------------------------------------
               Asset Allocation Growth                    1.00%
               -----------------------------------------------------------------
               Capital Appreciation                       0.94%
               -----------------------------------------------------------------
               Capital Growth                             1.01%
               -----------------------------------------------------------------
               Capital Guardian Small Cap
                 (formerly Small Cap)                     0.94%
               -----------------------------------------------------------------
               Developing World                           1.75%
               -----------------------------------------------------------------
               Diversified Mid-Cap                        1.00%
               -----------------------------------------------------------------
               Equity Income                              0.94%
               -----------------------------------------------------------------
               Fully Managed                              0.94%
               -----------------------------------------------------------------
               Hard Assets                                0.94%
               -----------------------------------------------------------------
               Investors                                  1.00%
               -----------------------------------------------------------------
               Large Cap Value                            1.00%
               -----------------------------------------------------------------
               Managed Global                             1.25%
               -----------------------------------------------------------------
               Real Estate                                0.94%
               -----------------------------------------------------------------
               Strategic Equity                           0.94%
               -----------------------------------------------------------------
               Van Kampen Growth and Income
                 (formerly Rising Dividends)*             0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $840 million with respect to the Van Kampen Growth and Income Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Internet TollkeeperSM                      1.85% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Equity Growth                                0.75%of first $250 million;
                                             0.70% of next $250 million;
                                             0.65% of next $500 million; and
                                             0.60% thereafter
--------------------------------------------------------------------------------
Focus Value                                  0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Fundamental Growth                           0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Global Franchise                             1.00 of the first $250 million;
                                             0.90% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays the portfolio manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio fluctuates in response to changes in market conditions and other factors. The portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

--------------------------------------------------------------------------------
                       TAXES AND DISTRIBUTIONS (CONTINUED)
--------------------------------------------------------------------------------

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE  GCG  TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002
Class A Shares
                              MONEY MARKET FUND
                                Liquid Asset Portfolio

                              BOND FUNDS
                                Core Bond Portfolio
                                Limited Maturity Bond Portfolio

                              BALANCED FUNDS
                                Total Return Portfolio

                              STOCK FUNDS
                                Growth Portfolio
                                J.P. Morgan Fleming Small Cap Equity Portfolio Janus Growth and Income Portfolio
                                  (formerly Growth and Income Portfolio)
                                Mid-Cap Growth Portfolio
                                Research Portfolio
                                Special Situations Portfolio
                                Value Equity Portfolio

                              INTERNATIONAL/GLOBAL

                                International Enhanced EAFE Portfolio
                                International Equity Portfolio

                                                                      [LOGO] ING

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    Core Bond ........................................................
    Growth ...........................................................
    International Enhanced EAFE ......................................
    International Equity .............................................
    J.P. Morgan Fleming Small Cap Equity .............................
    Janus Growth and Income
       (formerly Growth and Income) ..................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

  FINANCIAL HIGHLIGHTS
       Core Bond .....................................................
       Growth ........................................................
       International Equity ..........................................
       Janus Growth and Income .......................................
       Limited Maturity Bond .........................................
       Liquid Asset ..................................................
       Mid-Cap Growth ................................................
       Research ......................................................
       Special Situations ............................................
       Total Return ..................................................
       Value Equity ..................................................

    OVERALL MANAGEMENT OF THE TRUST ..................................

    THE ADVISER ......................................................

    CLASS A SHARES ...................................................
       Rule 12b-1 Distribution Fees - Class A Shares..................
       Service Fees - Class A Shares..................................
       Advisory Fee ..................................................

    SHARE PRICE ......................................................

    TAXES AND DISTRIBUTIONS ..........................................

    TO OBTAIN MORE INFORMATION .......................................      Back

    THE GCG TRUST TRUSTEES ...........................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  Introduction
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment portfolios (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the Class A shares. For more information about Class A shares, please refer to the section of this prospectus called "Class A Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate
               Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have also exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

               and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio (except for the Liquid Asset Portfolio) will rise and fall. Although the Liquid Asset Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 10.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

CORE BOND                                         Seeks maximum total return, consistent with preservation
  Portfolio Manager:                              of capital and prudent investment management.
  Pacific Investment Management Company LLC
    ("PIMCO")

----------------------------------------------------------------------------------------------------------
GROWTH                                            Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

INTERNATIONAL ENHANCED EAFE                       Seeks total return from long-term capital growth
  Portfolio Manager:                              and income.
  J.P. Morgan Fleming Asset Management
    (London) Limited

----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY                              Seeks long-term growth of capital.
  Portfolio Manager:
  ING Investments, LLC

----------------------------------------------------------------------------------------------------------

J.P. MORGAN FLEMING SMALL CAP EQUITY              Seeks capital growth over the long term.
  Portfolio Manager:
  J.P. Morgan Fleming Asset Management
    (USA) Inc.

----------------------------------------------------------------------------------------------------------
JANUS GROWTH AND INCOME                           Seeks long-term capital growth and current income.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests under normal circumstances at least 80% of          o Manager Risk                o Currency Risk
its net assets (plus borrowings for investment              o Market and Company Risk     o Derivative Risk
purposes) in a diversified portfolio of fixed               o Interest Rate Risk          o Liquidity Risk
income instruments of varying maturities.  The              o Issuer Risk                 o Mortgage Risk
average portfolio duration of the Portfolio                 o Credit Risk                 o Leveraging Risk
normally varies within a three- to six-year time            o Foreign Investment Risk
frame.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk
for their growth potential.  The Portfolio may              o Market and Company Risk
invest in companies of any size, from larger,               o Growth Investing Risk
well-established companies to smaller, emerging             o Small Company Risk
growth companies.                                           o Foreign Investment Risk
                                                            o High-Yield Bond Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of its        o Manager Risk                o Closed-End Investment
total assets in a broad portfolio of equity securities      o Market and Company Risk       Company Risk
of established foreign companies of various sizes,          o Foreign Investment Risk     o Derivative Risk
including foreign subsidiaries of U.S. companies, based     o Emerging Market Risk        o Defensive Investing Risk
in countries that                                           o Small Company Risk          o Diversification Risk
are represented in the Morgan Stanley Capital               o Unsponsored Depositary
International, Europe, Australia and Far East                 Receipts Risk
Index (the "EAFE Index").                                   o Convertible and Fixed
                                                              Income Securities Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of            o Manager Risk                o Medium and Small
its net assets in equity securities of issuers              o Market and Company Risk       Company Risk
located in countries outside of the United States.          o Foreign Investment Risk     o Liquidity Risk
                                                            o Emerging Market Risk        o Debt Securities Risk
                                                                                          o Market Trends Risk
--------------------------------------------------------------------------------------------------------------------

Normally emphasizes investments in common stocks.           o Manager Risk                o Convertible Securities
Under normal market conditions, invests at least            o Market and Company Risk       Risk
80% of its total assets in equity securities of             o Small Company Risk          o REIT Risk
small-cap companies.                                        o Foreign Investment Risk     o Derivative Risk
                                                            o Unsponsored Depositary      o Defensive Investing Risk
                                                              Receipts Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests up to 75% of its assets in equity          o Manager Risk              Additional non-principal
securities selected primarily for their growth              o Market and Company Risk   risks include:
potential, and at least 25% of its assets in                o Income Risk                 o Derivative Risk
securities the Portfolio Manager believes have              o Interest Rate Risk          o Sector Risk
income potential.                                           o Credit Risk                 o Small Company Risk
                                                            o Maturity Risk               o Call Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o High-Yield Bond Risk
                                                            o Special Situations Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND                             Seeks highest current income consistent with low risk to
  Portfolio Manager:                              principal and liquidity. As a secondary objective, seeks
  ING Investment Management LLC                   to enhance total  return through capital appreciation
                                                  when market factors, such as falling interest  rates and
                                                  rising bond prices, indicate  that capital appreciation
                                                  may be available without significant risk to principal.

----------------------------------------------------------------------------------------------------------
LIQUID ASSET                                      Seeks high level of current income consistent with the
  Portfolio Manager:                              preservation of capital and liquidity.
  ING Investment Management LLC

----------------------------------------------------------------------------------------------------------

MID-CAP GROWTH                                    Seeks long-term growth of capital.
  Portfolio Manager:
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO                                Seeks long-term growth of capital and future
  Portfolio Manager:                              income.
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS                                Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio of             o Manager Risk                o Credit Risk
limited maturity debt securities with average               o Market and Company Risk     o Call Risk
maturity dates of five years or less and in no              o Income Risk
cases more than seven years.                                o Interest Rate Risk
                                                            o Issuer Risk

--------------------------------------------------------------------------------------------------------------------
Invests primarily in obligations of the U.S.                o Manager Risk
government and its agencies and instrumentalities,          o Income Risk
bank obligations, commercial paper and short-term           o Interest Rate Risk
corporate debt securities that mature in less than          o Credit Risk
one year.  The Portfolio seeks to maintain a
stable $1 share price.
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk                o High-Yield Bond Risk
common stocks and related securities (such as               o Market and Company Risk     o Active or Frequent
preferred stocks, convertible securities and                o Mid-Cap Company Risk          Trading Risk
depositary receipts) of companies with medium               o OTC Investment Risk         o Short Sales Risk
market capitalizations which the Portfolio Manager          o Growth Investing Risk       o Diversification Risk
believes have above-average growth potential.               o Foreign Investment Risk
                                                            o Emerging Market Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks and related securities (such as               o Market and Company Risk
preferred stocks, convertible securities and                o OTC Investment Risk
depositary receipts).  Focus is on companies the            o Foreign Investment Risk
Portfolio Manager believes have favorable                   o High-Yield Bond Risk
prospects for long-term growth, attractive                  o Active or Frequent Trading
valuations based on current and expected earnings             Risk
or cash flow, dominant or growing market share and
superior management.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk              Additional non-principal
for capital appreciation potential.  Emphasis is            o Market and Company Risk   risks include:
on stocks of "special situation" companies that             o Small Company Risk          o Derivative Risk
the Portfolio Manager believes have been                    o Foreign Investment Risk     o Sector Risk
overlooked or undervalued by other investors.               o High-Yield Bond Risk
Special situations arise when, in the Portfolio             o Special Situations Risk
Manager's opinion, securities of a particular               o Diversification Risk
company will appreciate in value due to a specific
development with respect to that issuer.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      Seeks above-average income (compared to a portfolio
  Portfolio Manager:                              entirely invested in equity securities) consistent with
  Massachusetts Financial Services Company        the prudent employment of capital. A secondary objective
                                                  is the reasonable opportunity for growth of capital and
                                                  income.

----------------------------------------------------------------------------------------------------------
VALUE EQUITY                                      Seeks  capital  appreciation.  Dividend  income is a
  Portfolio Manager:                              secondary objective.
  Eagle Asset Management, Inc.

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a combination of equity and            o Manager Risk                o Allocation Risk
fixed income securities.                                    o Market and Company Risk     o Convertible Securities
                                                            o Income Risk                   Risk
                                                            o Interest Rate Risk          o Undervalued Securities
                                                            o Credit Risk                   Risk
                                                            o Call Risk                   o High-Yield Bond Risk
                                                            o Maturity Risk               o Foreign Investment Risk
                                                            o Liquidity Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its assets in              o Manager Risk
equity securities of domestic and foreign issuers           o Market and Company Risk
that meet quantitative standards relating to                o Value Investing Risk
financial soundness and high intrinsic value                o Foreign Investment Risk
relative to price.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO

PORTFOLIO
MANAGER        Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT
OBJECTIVE      Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

               The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               o    INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

               o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio Manager will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      CORE BOND -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------

                    -8.62%            0.94%            2.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      2.46%      0.60%
     Lehman Brothers Aggregate Bond Index ...........      8.44%      6.82%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............      5.79%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/99 ............    (5.01)%
                        -------------------------------

               (1) PIMCO has managed the Portfolio since May 1, 2001. Performance prior to May 1, 2001 is attributable to a different portfolio manager that employed a "global" investment strategy.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE ON THE
PORTFOLIO
MANAGER Pacific Investment Management Company LLC ("PIMCO) has served as the Portfolio Manager for the Portfolio since May 1, 2001. Prior to that date, a different firm managed the Portfolio.

               PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2001, PIMCO had approximately $214.3 billion in assets under management.

               PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

               A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

                                       14
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

               The Portfolio may also invest in:

               o foreign securities (including in emerging or developing markets)

               o    forward foreign currency contracts, futures and options

               o    debt securities

               o    high-yield bonds (up to 35%) of any quality

               When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

                                       15
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               o    GROWTH INVESTING RISK. Growth stocks may be more volatile
                    than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

                                       16
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        GROWTH -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------
                    78.13%           -21.99%         -30.23%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (30.23)%    3.16%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.31%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/01 ............   (24.22)%
                        -------------------------------

               (1) Janus Capital Management LLC has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since March 1, 1999. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

                                       17
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Warren M. Lammert        Executive Vice President

                                        Mr. Lammert has been employed by Janus
                                        Capital since 1987 and has managed
                                        various other mutual funds and private
                                        accounts during that time. Mr. Lammert
                                        has earned the right to use the
                                        Chartered Financial Analyst designation.

                                       18
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INTERNATIONAL ENHANCED EAFE PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited

INVESTMENT
OBJECTIVE      Total return from long-term capital growth and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the world's stock markets (excluding the United States). Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

               The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager, completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.

               The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

               The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.

               The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.

                                       19
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

               o    Companies or governments in developing countries

               o Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc.("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

               o Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

               o High-quality money market instruments and repurchase agreements

               To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

               Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to

                                       20
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio invests in those currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE AND FIXED INCOME SECURITIES RISK. The market value of convertible securities and fixed income securities tends to decline as interest rates increase and increase as interest rates decline. Such a drop could be worse if the Portfolio invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions

                                       21
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    than higher rated securities. The issuer may have trouble
                    making principal and interest payments when difficult economic conditions exist.

               o CLOSED-END INVESTMENT COMPANY RISK. If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

               o DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's potential returns.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Enhanced
               EAFE Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited ("J.P.
               Morgan (London)") is the Portfolio Manager. J.P. Morgan (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. J.P. Morgan (London) is located at 20 Finsbury Street, London EC2Y9AQ.

               The following persons at J.P. Morgan (London) are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Peter Harrison           Managing Director at JP. Morgan
                                        (London); Head of the Global Portfolios
                                        Group.

                                        Mr. Harrison has worked at J.P. Morgan
                                        (London) since 1996 in a number of
                                        portfolio management roles.

               James Fisher             Managing Director at J.P. Morgan
                                        (London); Portfolio Manager of EAFE
                                        funds.

                                        Mr. Fisher has worked at J.P. Morgan
                                        (London) and its predecessor companies
                                        since 1985 in numerous investment roles.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO
MANAGER        ING Investments, LLC

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

               The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.

               The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

               The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.

               The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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               o    FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be difficult to buy and sell securities in emerging market countries.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o MEDIUM AND SMALL COMPANY RISK. The Portfolio primarily invests in equity securities of larger companies. However, the Portfolio may also invest in small- and medium-sized companies. Investing in securities of medium and small companies may involve greater risks than investing in larger, more established issuers. Medium and small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, medium and small companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of medium and small company stocks tend to rise and fall in value more than other stocks. Although investing in smaller companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o LIQUIDITY RISK. Securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

               o DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

               o MARKET TRENDS RISK. From time to time, the stock market may not favor the securities in which the Portfolio invests.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Equity
               Portfolio commenced operations on December 17, 2001, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER ING Investments, LLC ("ING Investments") serves as the portfolio manager to the Portfolio. ING Investments also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

               ING Investments is a wholly owned subsidiary of ReliaStar Financial Corp. and an indirect wholly owned subsidiary of ING Groep, N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. As of December 31, 2001, ING managed over $17.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.

               The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Richard T. Saler         Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. From 1986 until July 2000,
                                        Mr. Saler was Senior Vice President and
                                        Director of International Equity
                                        Strategy at Lexington Management
                                        Corporation ("Lexington"), which was
                                        acquired by ING Investments' parent
                                        company in July 2000.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Phillip A. Schwartz      Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. Prior to joining ING
                                        Investments in July 2000, Mr. Schwartz
                                        was Senior Vice President and Director
                                        of International Equity Investment
                                        Strategy at Lexington, which was
                                        acquired by ING Investments' parent
                                        company in July 2000. Prior to 1993, Mr.
                                        Schwartz was a Vice President of
                                        European Research Sales with Cheuvreux
                                        de Virieu in Paris and New York.

                                       26
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J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (USA) Inc.

INVESTMENT
OBJECTIVE      Capital growth over the long term

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

               The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

               The Portfolio Manager use a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

               Up to 20% of the Portfolio's total assets may be invested in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

               Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

               The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.


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PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

               o REIT RISK. The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illliquid than other types of securities.

                                       28
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               o    DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's returns.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the J.P. Morgan Fleming Small
               Cap Equity Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)") serves as the portfolio manager to the Portfolio. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036.

               The following person at JPMFAM (USA) is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Juliet Ellis             Senior Portfolio Manager

                                        Ms. Ellis has worked at JPMFAM (USA)
                                        since 1987 as an analyst and portfolio
                                        manager.

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JANUS GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Long-term capital growth and current income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.

               The Portfolio Manager shifts assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

               The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

               The income component of the Portfolio will consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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               o    options, futures, forwards, swaps and other types of
                    derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               o    special situation companies

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. A " special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

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               o    SECTOR RISK. The Portfolio may, at times, invest more than
                    25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 JANUS GROWTH AND INCOME -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -9.51%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (9.51)%    (7.85)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      7.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (11.84)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David J. Corkins         Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus Capital, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager invests primarily in a diversified portfolio of limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

               The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

               o ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will be greater than the benchmark.

               o YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

               o SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

               o SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

               The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Various security types are eligible for investment, including:

               o    corporate securities     o    mortgage-backed securities

               o    asset-backed securities  o    variable  and  floating rate
                                                  securities

               o U.S. Treasury securities and U.S. government agency securities

               o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

               o    repurchase agreements and reverse repurchase agreements

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               o    futures contracts, options and options on futures contracts

               o    sovereign debt

               o    supranational organizations

               o    real estate investment trusts (REITS)

               In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

               The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%   1.13%   7.73%   8.84%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 1-5 Year Corporate/Government Bond Index and the Lehman Brothers 1-5 Year/ Government Credit Bond Index. The Lehman Brothers 1-5 Year/ Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and Credit Securities with a maturity of one to five years. The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

               The Portfolio Manager has determined that the Lehman Brothers 1-5 Year U.S. Government Credit/ Bond Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.84%    6.21%    5.65%       6.58%
     Merrill Lynch 1-5 Year
       Corporate/Government
       Bond Index ....................    8.89%    6.95%    6.53%       7.49%
     Lehman Brothers 1-5 Year
       U.S. Government/Credit
       Bond Index ....................    8.98%    6.92%    6.49%       7.61%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      4.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/94 ............    (1.04)%
                        -------------------------------

               (1) ING Investment Management LLC has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC ("ING Investment Management") (or investment advisers acquired by ING Investment Management) has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327.

               The Portfolio is managed by a team of five investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment Management as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LIQUID ASSET PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      High level of current income consistent with the preservation of capital and liquidity

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

               Step One:      The Portfolio Manager actively maintains a formal
                              Approved List of high quality companies

               Step Two:      Securities of Approved List issuers that meet
                              maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

               Step Three:    Eligible securities are reviewed to ensure that an
                              investment in such securities would not cause the Portfolio to exceed its diversification limits

               Step Four:     The Portfolio Manager makes yield curve
                              positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates

               Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

               o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

               o MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

               o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in U.S. dollar-denominated money market instruments including:

               o    U.S. Treasury and U.S. government agency securities

               o    fully collateralized repurchase agreements

               o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

               o    commercial paper

               o    asset-backed securities

               o variable or floating rate securities, including variable rate demand obligations

               o short-term corporate debt securities other than commercial paper

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     LIQUID ASSET -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

  3.13%   2.64%   3.70%   5.51%   5.01%   5.07%   5.05%   4.74%   6.05%   3.85%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    3.85%    4.95%    4.47%       5.08%
     Merrill Lynch 3-Month
       U.S Treasury Bill
       Index .........................    4.42%    5.20%    4.86%       5.54%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      2.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      0.58%
                        -------------------------------

               The Portfolio's 7-day yield as of December 31, 2001 was 1.88%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC (or investment advisers acquired by ING Investment Management LLC) ("ING Investment Management") has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

               The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MID-CAP GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts)of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.

               The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 28, 2001, the top of the Russell MidCap Growth Index was about $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

               The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement. The Portfolio may also engage in short sales "against the box" where the Portfolio owns or has the right to obtain at no additional cost, the securities that are sold.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               o SHORT SALES RISK. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      MID-CAP GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    79.05%            8.18%          -23.62%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (23.62)%    17.36%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Russell 2000 Index .............................       2.49%      5.94%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (35.52)%
                        -------------------------------

     (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

RESEARCH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and future income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

               A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliate. The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

               The Portfolio may also invest in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         RESEARCH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    24.23%           -4.54%          -21.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell Midcap Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/17/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (21.46)%    1.93%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Russell Midcap Index ...........................      (5.62)%    7.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     21.71%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (19.58)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of equity analysts.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

SPECIAL SITUATIONS PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their capital appreciation potential. The Portfolio emphasizes stocks of "special situation" companies that the Portfolio Manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Portfolio Manager pays particular attention to companies that it thinks have high free cash flows.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

               The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. Investments in special situations companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    SPECIAL SITUATIONS -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                                     -5.03%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (5.03)%   (12.46)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     14.66%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.17)%
                        -------------------------------

     (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David C. Decker          Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Decker joined Janus Capital in 1992
                                        and has managed various other mutual
                                        funds and private accounts since that
                                        time. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

               o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

               o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

               EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

               o    a decline in the market

               o    poor economic conditions

               o developments that have affected or may affect the issuer of the securities or the issuer's industry

               o    the market has overlooked them

               Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

               o    a fixed income stream

               o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

               FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

               o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

               o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

               o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

               In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depositary Receipts.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                       TOTAL RETURN -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                     3.38%           16.50%            0.49%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........       0.49%     7.92%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Lehman Brothers Government/
       Corporate Bond Index .........................       8.50%     6.69%
     60% S&P 500/40% Lehman Index ...................      (3.72)%    3.88%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/00 ............      7.27%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (5.45)%
                        -------------------------------

               The Portfolio Manager has determined that the Standard &Poor's 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO

PORTFOLIO
MANAGER        Eagle Asset Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation.  Dividend income is a secondary objective.

PRINCIPAL
STRATEGY The Portfolio normally invests at least 80% of its assets in equity securities of domestic Investment and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The principal strategies used to select the investments include:

               (i)  A two-step process to identify possible value opportunities:

               o Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

               o Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

               (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:

               o "Pure" value opportunities: stocks that appear attractive relative to the broader market

               o "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

               o "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders.

               The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
          ------------------------------------------------------------
                       VALUE EQUITY -- ANNUAL TOTAL RETURN (1)
          ------------------------------------------------------------

          35.21%   10.62%   27.28%    1.55%    0.51%    8.77%   -4.43%
          ------------------------------------------------------------
           1995     1996     1997     1998     1999     2000     2001
          ------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Value Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     1/3/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (4.43)%   6.20%     10.58%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     15.91%
     Russell 1000 Value Index ................     (5.59)%  11.13%     16.16%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.34%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.19)%
                        -------------------------------

               1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Eagle Asset Management, Inc. ("Eagle Asset") has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2001, Eagle Asset had approximately $5.9 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Edmund Cowart            Managing Director and Portfolio Manager

                                        Mr. Cowart assumed responsibility for
                                        the day-to-day investment decisions of
                                        the Value Equity Portfolio on August 1,
                                        1999. Prior to that, he served as
                                        Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------
CORE BOND PORTFOLIO (formerly Global Fixed Income Portfolio)**/##
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     9.60      $    10.06      $    11.17      $    10.47
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.26            0.12            0.34            0.09
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.02)          (0.03)          (1.30)           0.74
                                                         ----------------------------------------------------------
Total from investment operations                               0.24            0.09           (0.96)           0.83
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --           (0.32)          (0.14)          (0.09)
Dividends in excess of net investment income                     --              --              --           (0.04)
Distributions from capital gains                              (0.05)        (0.00)1              --              --
Distributions in excess of capital gains                         --              --           (0.01)             --
Return of capital                                                --           (0.23)             --              --
                                                         ----------------------------------------------------------
Total distributions                                           (0.05)          (0.55)          (0.15)          (0.13)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $     9.79      $     9.60      $    10.06      $    11.17
===================================================================================================================
Total return                                                   2.46%           0.94%          (8.62)%          7.99%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  122,176      $   47,126      $   30,371      $   21,932
Ratio of operating expenses to average net assets              1.13%           1.60%           1.60%           1.74%+
Ratio of net investment income to average net assets           3.30%           3.62%           3.17%           2.37%+
Portfolio turnover rate                                         745%            156%             87%             25%
-------------------------------------------------------------------------------------------------------------------

     * The Core Bond Portfolio (formerly the Global Fixed Income Portfolio) commenced operations on August 14, 1998.
     ** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Portfolio to the Core Bond Portfolio and a change of investment strategy.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. 1 Less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO**/##
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    19.78      $    27.49      $    15.62      $    13.63
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  0.001            0.29           (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (5.98)          (6.43)          12.23            2.02
                                                         ----------------------------------------------------------
Total from investment operations                              (5.98)          (6.14)          12.20            1.99
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                            --           (0.34)             --              --
Distributions from capital gains                                 --           (1.23)          (0.33)             --
Return of capital                                                --         (0.00)1              --              --
                                                         ----------------------------------------------------------
Total distributions                                              --           (1.57)          (0.33)             --
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    13.80      $    19.78      $    27.49      $    15.62
===================================================================================================================
Total return                                                 (30.23)%        (21.99)%         78.13%          14.60%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,101,625      $1,638,875      $1,416,872      $  231,216
Ratio of operating expenses to average net assets              1.01%           0.99%           1.04%           1.09%+
Ratio of net investment income/(loss) to
     average net assets                                        0.01%           0.19%          (0.40)%         (0.58)%+
Portfolio turnover rate                                          88%             60%            116%             88%
-------------------------------------------------------------------------------------------------------------------

     *    The Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Janus Capital Management LLC has served as Portfolio Manager for the Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Portfolio to the Growth Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. 1 Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO *
----------------------------------------------------------------------------
                                                                     YEAR
                                                                     ENDED
----------------------------------------------------------------------------
                                                                   12/31/01**
----------------------------------------------------------------------------
Net asset value, beginning of period                              $     8.26
                                                                  ----------
INCOME/(LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss                                                  (0.00)1
Net realized and unrealized gain on investments
    and foreign currencies                                              0.03
                                                                  ----------
Total from investment operations                                        0.03
                                                                  ----------
Net asset value, end of period                                    $     8.29
============================================================================
Total return                                                            0.36%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  171,577
Ratio of operating expenses to average net assets                       1.25%+
Ratio of net investment loss to average net assets                     (0.15)%+
Portfolio turnover rate                                                   99%
----------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     ** The International Equity Portfolio commenced operations on December 17, 2001.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS GROWTH AND INCOME PORTFOLIO (formerly Growth and Income Portfolio) */##
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                        12/31/01      12/31/00**#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.97     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.02           0.07
Net realized and unrealized loss on
    investments and foreign currencies                      (0.97)         (0.09)
                                                       -------------------------
Total from investment operations                            (0.95)         (0.02)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.05)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.97     $     9.97
================================================================================
Total return                                                (9.51)%        (0.21)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   93,222     $   15,231
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.93%          2.63%+
Portfolio turnover rate                                        42%             5%
--------------------------------------------------------------------------------

     * On January 30, 2002 there was a name change from Growth and Income Portfolio to Janus Growth and Income Portfolio.
     ** The Janus Growth and Income Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized

     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  10.53      $  10.42      $  10.68      $  10.31      $  10.43
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.41          0.55          0.48          0.24          0.60
Net realized and unrealized gain(loss) on
    investments and foreign currencies                       0.52          0.26         (0.36)         0.47          0.09
                                                         ----------------------------------------------------------------
Total from investment operations                             0.93          0.81          0.12          0.71          0.69
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
Distributions from capital gains                               --            --            --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  11.02      $  10.53      $  10.42      $  10.68      $  10.31
=========================================================================================================================
Total return                                                 8.84%         7.73%         1.13%         6.86%         6.67%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $462,492      $251,060      $207,109      $148,426      $ 53,839
Ratio of operating expenses to average net assets            0.53%         0.55%         0.57%         0.60%         0.61%
Ration of operating expenses to average net assets,
    including interest expense                               0.54%         0.56%           --            --            --
Ratio of net investment income to average net assets         4.98%         6.11%         5.29%         5.15%         5.71%
Portfolio turnover rate                                       117%          153%          128%           52%           81%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.

     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                         ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.038         0.059         0.046         0.050         0.050
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.038)       (0.059)       (0.046)       (0.050)       (0.050)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
=========================================================================================================================
Total return                                                 3.85%         6.05%         4.74%         5.05%         5.07%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $1,126,626    $718,891      $579,848      $211,730      $ 59,453
Ratio of operating expenses to average net assets            0.54%         0.55%         0.56%         0.59%         0.61%
Ratio of net investment income to average net assets         3.63%         5.91%         4.71%         4.92%         4.99%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    18.67      $    29.59      $    18.10      $    15.68
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  (0.10)          (0.10)          (0.03)           0.01
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                    (4.31)           1.43           14.22            2.52
                                                         ----------------------------------------------------------
Total from investment operations                              (4.41)           1.33           14.19            2.53
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --              --              --           (0.01)
Distributions from capital gains                              (0.08)         (12.25)          (2.70)          (0.10)
                                                         ----------------------------------------------------------
Total distributions                                           (0.08)         (12.25)          (2.70)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    14.18      $    18.67      $    29.59      $    18.10
===================================================================================================================
Total return                                                 (23.62)%          8.18%          79.05%          16.12%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,133,396      $1,461,745      $  781,807      $  252,022
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.95%+
Ratio of net investment income/(loss) to average
    net assets                                                (0.64)%         (0.58)%         (0.21)%          0.15%+
Portfolio turnover rate                                          94%            150%            159%             55%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     **   The Mid-Cap Growth Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    20.95      $    24.81      $    20.31      $    17.75
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                   0.03           (0.01)           0.01            0.02
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (4.53)          (1.25)           4.90            2.56
                                                         ----------------------------------------------------------
Total from investment operations                              (4.50)          (1.26)           4.91            2.58
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.02)          (0.04)          (0.01)          (0.01)
Distributions in excess of net investment income                 --              --              --           (0.01)
Distributions from capital gains                              (0.43)          (2.56)          (0.40)             --
                                                         ----------------------------------------------------------
Total distributions                                           (0.45)          (2.60)          (0.41)          (0.02)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    16.00      $    20.95      $    24.81      $    20.31
===================================================================================================================
Total return                                                 (21.46)%         (4.54)%         24.23%          14.54%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  871,059      $1,147,196      $1,014,656      $  613,771
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.94%+
Ratio of net investment income/(loss) to average
    net assets                                                 0.15%          (0.06)%          0.02%           0.23%+
Portfolio turnover rate                                          97%             87%             89%             35%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     **   The Research Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL SITUATIONS PORTFOLIO *
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                         12/31/01      12/31/00**#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.91     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.001           0.04
Net realized and unrealized loss on investments
    and foreign currencies                                  (0.45)         (1.12)
                                                       -------------------------
Total from investment operations                            (0.45)         (1.08)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.02)         (0.01)
Dividends from capital gains                                   --          (0.00)1
                                                       -------------------------
Total distributions                                         (0.02)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.44     $     8.91
================================================================================
Total return                                                (5.03)%       (10.80)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   26,151     $    8,125
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.25%          1.92%+
Portfolio turnover rate                                        95%            12%
--------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     **   The Special Situations Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.00      $    15.80      $    15.80      $    14.88
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.44            0.50            0.42            0.17
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.37)           2.07            0.11            0.86
                                                         ----------------------------------------------------------
Total from investment operations                               0.07            2.57            0.53            1.03
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.46)          (0.63)          (0.31)          (0.11)
Distributions from capital gains                              (0.63)          (0.74)          (0.22)             --
                                                         ----------------------------------------------------------
Total distributions                                           (1.09)          (1.37)          (0.53)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    15.98      $    17.00      $    15.80      $    15.80
===================================================================================================================
Total return                                                   0.49%          16.50%           3.38%           6.90%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,002,724      $  832,527      $  675,754      $  453,093
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.98%+
Ratio of net investment income to average net assets           2.88%           3.28%           3.04%           2.95%+
Portfolio turnover rate                                         106%            113%             81%             37%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

     **   The Total Return Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR         PERIOD
                                                           ENDED         ENDED         ENDED         ENDED        ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  16.61      $  15.52      $  15.88      $  16.13      $  13.92
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.12          0.13          0.17          0.19          0.16
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                      (0.86)         1.22         (0.09)         0.06          3.63
                                                         ----------------------------------------------------------------
Total from investment operations                            (0.74)         1.35          0.08          0.25          3.79
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.11)        (0.19)        (0.15)        (0.18)        (0.18)
Distributions from capital gains                            (0.21)        (0.02)        (0.29)        (0.32)        (1.40)
Return of capital                                              --         (0.05)           --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.32)        (0.26)        (0.44)        (0.50)        (1.58)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  15.55      $  16.61      $  15.52      $  15.88      $  16.13
=========================================================================================================================
Total return                                                (4.43)%        8.77%         0.51%         1.55%        27.28%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $204,675      $186,345      $141,595      $129,784      $ 80,048
Ratio of operating expenses to average net assets            0.95%         0.95%         0.96%         0.98%         0.99%
Ratio of net investment income to average net assets         0.76%         0.92%         1.11%         1.49%         1.31%
Portfolio turnover rate                                        61%           84%           62%          124%          128%
-------------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS A
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only Class A shares are offered in this prospectus.

RULE 12B-1
DISTRIBUTION
FEES --
CLASS A
SHARES The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Class A shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, the Distributor, to pay or reimburse certain distribution-related expenses. The Trust is currently paying DSI at an annual rate of 0.15% for certain distribution - related expenses. The Trust will notify shareholders if it intends to pay DSI more than 0.15% (but in no event more than .025%) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of you investment and may cost more than paying other types of sales charges. These expenses include, but are not necessarily limited to, the costs of the following:

               (a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners;

               (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

                    Trust and including materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

               (c) holding seminars and sales meetings designed to promote Trust shares;

               (d) obtaining information and providing explanations to variable contract owners regarding a portfolio's investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio's Class A Shares;

               (e)  training sales personnel regarding the Trust

               (f) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Trust; and

               (g) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the portfolios' Class A Shares.

SERVICE FEES --
CLASS A
SHARES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class A shares and their beneficial shareholders, including variable contract owners with interests in the portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the portfolio's average daily net assets attributable to its Class A shares.

               In connection with the implementation of the Multiple Class Plan for Class A shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Core Bond                                  1.00% annualized
               -----------------------------------------------------------------
               Growth*                                    1.01%
               -----------------------------------------------------------------
               Janus Growth and Income                    1.10%
               -----------------------------------------------------------------
               Limited Maturity Bond                      0.53%
               -----------------------------------------------------------------
               Liquid Asset                               0.53%
               -----------------------------------------------------------------
               Mid-Cap Growth                             0.88%
               -----------------------------------------------------------------
               Research                                   0.88%
               -----------------------------------------------------------------
               Special Situations                         1.10%
               -----------------------------------------------------------------
               Total Return                               0.88%
               -----------------------------------------------------------------
               Value Equity                               0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.3 billion with respect to the Growth Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               International Equity                       1.25% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio, unless otherwise noted):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
International Enhanced EAFE                  1.00% of first $50 million;
                                             0.95% of next $200 million;
                                             0.90% of the next $250 million;
                                             and 0.85% thereafter
--------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity         0.90% of the first $200 million;
                                             0.85% of the next $300 million;
                                             0.80% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE  GCG  TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002
Class A Shares
                              BALANCED FUNDS
                                Asset Allocation Portfolio
                                Fully Managed Portfolio

                              STOCK FUNDS
                                All Cap Portfolio
                                Capital Appreciation Portfolio
                                Capital Growth Portfolio
                                Capital Guardian Small Cap Portfolio
                                  (formerly Small Cap)
                                Developing World Portfolio
                                Diversified Mid-Cap Portfolio
                                Equity Growth Portfolio
                                Equity Income  Portfolio
                                Focus Value Portfolio
                                Fundamental Growth Portfolio
                                Hard Assets Portfolio
                                Internet TollkeeperSM Portfolio*
                                Investors Portfolio
                                Large Cap Value Portfolio
                                Real Estate Portfolio
                                Strategic Equity Portfolio
                                Van Kampen Growth and Income Portfolio
                                  (formerly Rising Dividends)

                              INTERNATIONAL/GLOBAL
                                Developing World Portfolio
                                Global Franchise Portfolio
                                Managed Global Portfolio

                              * Internet Tollkeeper SM" is a service mark of
                                Goldman, Sachs & Co.

                                                                      [LOGO] ING

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    Core Bond ........................................................
    Growth ...........................................................
    International Enhanced EAFE ......................................
    International Equity .............................................
    J.P. Morgan Fleming Small Cap Equity .............................
    Janus Growth and Income
       (formerly Growth and Income) ..................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

  FINANCIAL HIGHLIGHTS
       Core Bond .....................................................
       Growth ........................................................
       International Equity ..........................................
       Janus Growth and Income .......................................
       Limited Maturity Bond .........................................
       Liquid Asset ..................................................
       Mid-Cap Growth ................................................
       Research ......................................................
       Special Situations ............................................
       Total Return ..................................................
       Value Equity ..................................................

    OVERALL MANAGEMENT OF THE TRUST ..................................

    THE ADVISER ......................................................

    CLASS A SHARES ...................................................
       Rule 12b-1 Distribution Fees - Class A Shares..................
       Service Fees - Class A Shares..................................
       Advisory Fee ..................................................

    SHARE PRICE ......................................................

    TAXES AND DISTRIBUTIONS ..........................................

    TO OBTAIN MORE INFORMATION .......................................      Back

    THE GCG TRUST TRUSTEES ...........................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  Introduction
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment portfolios (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the Class A shares. For more information about Class A shares, please refer to the section of this prospectus called "Class A Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate
               Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have also exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

               and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio (except for the Liquid Asset Portfolio) will rise and fall. Although the Liquid Asset Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 12.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

ALL CAP                                           Seeks capital appreciation through investment in
  Portfolio Manager:                              securities which the Portfolio Manager believes have
  Salomon Brothers Asset Management Inc           above-average capital appreciation potential.

----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH                           Seeks to maximize total return over the long term by
  Portfolio Manager:                              allocating its assets among stocks, bonds, short-term
  Fidelity Management & Research Company          instruments and other investments.

----------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION                              Seeks long-term capital growth.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH                                    Seeks long-term total return.
  Portfolio Manager:
  Alliance Capital Management L.P.

----------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP                        Seeks long-term capital appreciation.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
DEVELOPING WORLD                                  Seeks capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk
companies of any size.  Uses fundamental analysis           o Market and Company Risk
to select securities of individual companies                o Growth Investing Risk
across industries to reduce risk.                           o Small Company Risk
                                                            o Mid-Cap Company Risk
                                                            o Undervalued Securities
                                                              Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Allocates assets among the following classes or             o Manager Risk              o Foreign Investment Risk
types of investments: stocks, including equity              o Market and Company Risk   o Derivative Risk
securities of all types; bonds, including all               o Income Risk
varieties of fixed-income securities and                    o Interest Rate Risk
lower-quality debt securities, maturing in more             o Credit Risk
than one year; and all types of short-term and              o Call Risk
money market instruments.                                   o Maturity Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities the                  o Manager Risk
Portfolio Manager believes to be undervalued                o Market and Company Risk
relative to issuer's current or projected                   o Value Investing Risk
earnings, or relative to current market values of           o Foreign Investment Risk
issuer's assets, or relative to equity markets
generally.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks of middle                o Manager Risk              o Mid-Cap Company Risk
capitalization companies.  Focus is on companies            o Market and Company Risk   o High-Yield Bond Risk
the Portfolio Manager believes offer superior               o Growth Investing Risk     o Industry Concentration
relative earnings growth potential.                         o Foreign Investment Risk     Risk
                                                            o Small Company Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk
securities of small capitalization ("small-cap")            o Market and Company Risk
companies. The Portfolio Manager considers                  o Small Company Risk
small-cap companies to be companies that have               o OTC Investment Risk
total market capitalization within the range of
companies included in the Russell 2000 Index or
the Standard & Poor's SmallCap 600 Index.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of                   o Manager Risk
companies in emerging market countries.  The                o Market and Company Risk
Portfolio normally invests in at least 6 emerging           o Emerging Market Risk
market countries, with no more than 35% of its              o Foreign Investment Risk
assets in any one country.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

DIVERSIFIED MID-CAP                               Seeks long-term growth of capital.
  Portfolio Manager:
  Fidelity Management & Research Company

----------------------------------------------------------------------------------------------------------
EQUITY GROWTH                                     Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
EQUITY INCOME                                     Seeks substantial dividend income as well as long-term
  Portfolio Manager:                              growth of capital.
  T. Rowe Price Associates, Inc.

----------------------------------------------------------------------------------------------------------
FOCUS VALUE                                       Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

FULLY MANAGED                                     Seeks, over the long-term, a high total investment
  Portfolio Manager:                              return, consistent with the preservation of capital and
  T. Rowe Price Associates, Inc.                  prudent investment risk.

----------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH                                Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally invests primarily in common stocks.                o Manager Risk
Normally invests at least 80% of its assets in              o Market and Company Risk
securities of companies with medium market                  o Growth Investing Risk
capitalizations.                                            o Value Investing Risk
                                                            o Small Company Risk
                                                            o Foreign Investment Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in growth-oriented equity                 o Manager Risk              o Foreign Investment Risk
securities of large capitalization U.S. and, to a           o Market and Company Risk
limited extent, foreign companies that are listed           o Growth Investing Risk
on U.S. exchanges or traded in U.S. markets.                o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks, with 65% in the common stocks of             o Market and Company Risk
well-established companies paying above-average             o Value Investing Risk
dividends.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio                o Manager Risk
consisting of equity securities that the Portfolio          o Market and Company Risk
Manager believes are undervalued relative to its            o Risks of Securities of
assessment of the issuer's current or prospective             Issuers with Financial
condition.                                                    and Economic Problems
                                                            o Debt Securities Risk

                                                            The Portfolio also may be subject, to a lesser extent,
                                                            to the following general risks and risks associated with
                                                            the following investment strategies:
                                                            o Foreign Investment Risk
                                                            o Borrowing and Leverage Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
                                                            o Writing Covered Call Options Risk
                                                            o Junk Bond Risk
                                                            o Call and Redemption Risk
                                                            o Sovereign Debt Risk
                                                            o Illiquid Securities Risk
                                                            o Restricted Securities Risk
                                                            o Rule 144A Securities Risk
--------------------------------------------------------------------------------------------------------------------

Pursues an active asset allocation strategy                 o Manager Risk
whereby investments are allocated among three               o Market and Company Risk
asset classes -- equity securities, debt securities,        o Income Risk
and money market instruments. Invests primarily in          o Interest Rate Risk
common stocks of established companies that are             o Credit Risk
believed to have above-average potential for                o Call Risk
capital growth.                                             o Value Investing Risk
                                                            o Allocation Risk
--------------------------------------------------------------------------------------------------------------------

Invests in a diversified portfolio consisting               o Manager Risk
primarily of common stocks.                                 o Market and Company Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

GLOBAL FRANCHISE                                  Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
HARD ASSETS                                       Seeks long-term capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------
INTERNET TOLLKEEPERSM                             Seeks long-term growth of capital.
  Portfolio Manager:
  Goldman Sachs Asset Management,
  a business unit of the Investment Management
  Division of Goldman, Sachs & Co.

----------------------------------------------------------------------------------------------------------
INVESTORS                                         Seeks long-term growth of capital.  Current income is a
  Portfolio Manager:                              secondary objective.
  Salomon Brothers Asset Management Inc

----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE                                   Seeks long-term growth of capital and income.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
MANAGED GLOBAL                                    Seeks capital appreciation.  Current income is only an incidental
  Portfolio Manager:                              consideration.
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
REAL ESTATE                                       Seeks capital appreciation.  Current income is a
  Portfolio Manager:                              secondary objective.
  Van Kampen

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of issuers           o Manager Risk              o Derivative Risk
located throughout the world that the Portfolio             o Market and Company Risk   o Diversification Risk
Manager believes have, among other things,                  o Foreign Investment Risk   o Small Company Risk
resilient business franchises and growth potential.         o Emerging Market Risk
                                                            o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in the equities          o Manager Risk              o OTC Investment Risk
of producers of commodities.                                o Market and Company Risk   o Foreign Investment Risk
                                                            o Hard Asset Risk           o Emerging Market Risk
                                                            o Sector Concentration      o Diversification Risk
                                                              Risk
                                                            o Industry Concentration
                                                              Risk
--------------------------------------------------------------------------------------------------------------------

Under normal circumstances, invests at least 80%            o Manager Risk              o Price Volatility Risk
of its net assets plus any borrowings for                   o Market and Company Risk   o Growth Investing Risk
investment purposes (measured at time of                    o Interest Rate Risk        o Foreign Investment Risk
investment) in equity investments in "Internet              o Credit Risk               o Emerging Market Risk
Tollkeeper" companies, which are companies in the           o Internet Risk             o Stock Risk
media, telecommunications, technology and Internet          o IPO Risk                  o Derivative Risk
sectors, which provide access, infrastructure,              o Industry Concentration    o Liquidity Risk
content and services to Internet companies and                Risk                      o REIT Risk
Internet users.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk              o Credit Risk
companies. Also invests in other equity                     o Market and Company Risk   o Call Risk
securities, and to a lesser degree, in                      o Income Risk               o Maturity Risk
income-producing securities such as debt                    o Interest Rate Risk        o Growth Investing Risk
securities.

--------------------------------------------------------------------------------------------------------------------

Invests, under normal conditions, at least 80% of           o Manager Risk
its assets in equity and equity-related securities          o Market and Company Risk
of companies with market capitalizations greater            o Growth Investing Risk
than $1 billion at the time of investment.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks traded in                o Manager Risk
securities markets throughout the world.                    o Market and Company Risk
Generally invests at least 65% of its total assets          o Emerging Market Risk
in at least three countries, one of which may be            o Small Company Risk
the United States.                                          o Foreign Investment Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk              o Industry Concentration
securities of companies in the real estate                  o Market and Company Risk     Risk
industry that are listed on national exchanges or           o Real Estate Risk          o Diversification Risk
NASDAQ.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

STRATEGIC EQUITY                                  Seeks capital appreciation.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME                      Seeks long-term growth of capital and income.
  Portfolio Manager:
  Van Kampen
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally, invests at least 80% of its net assets            o Manager Risk
in securities of mid-cap companies.  Focus is on            o Market and Company Risk
companies the Portfolio Manager believes are                o Growth Investing Risk
likely to benefit from new or innovative products,          o Small Company Risk
services or processes as well as those that have            o Foreign Investment Risk
experienced above-average long-term growth in               o Mid-Cap Company Risk
earnings and have excellent prospects for future            o Derivative Risk
growth.
--------------------------------------------------------------------------------------------------------------------

Under normal market conditions, invests primarily           o Manager Risk              o Foreign Investment Risk
in what the Portfolio Manager believes to be                o Market and Company Risk   o Derivative Risk
income-producing equity securities, including               o Small, Newly Formed
common stocks and convertible securities.                     and Medium-sized
                                                              Company Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Capital Appreciation through investment in securities which the
               Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL
INVESTMENT
STRATEGY       The Portfolio invests primarily in equity securities of U.S.
               companies.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The Portfolio Manager evaluates companies of all sizes.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o Stock prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

               o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

               o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

               Equity investments may involve added risks. Investors could lose money on their investment in the Portfolio.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         ALL CAP -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                                      1.91%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      1.91%      9.84%
     Russell 3000 Index .............................    (11.46)%    (7.97)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     11.45%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (13.18)%
                        -------------------------------

    (1)  The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Salomon Brothers Asset Management Inc ("SaBAM") is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM was registered as a U.S. Investment Advisor in 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John G. Goode            Managing Director, SaBAM

                                        Mr. Goode has been employed by Citigroup
                                        Inc. or its predecessor firms since
                                        1969.

               Peter J. Hable           Managing Director, SaBAM

                                        Mr. Hable has been employed by Citigroup
                                        Inc. and its predecessor firms since
                                        1983.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ASSET ALLOCATION GROWTH PORTFOLIO*

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager allocates the Portfolio's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

               The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity.

               The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. The Portfolio Manager may also invest the Portfolio's assets in other instruments that do not fall within these classes.

               The Portfolio Manager has the ability to allocate the Portfolio's assets within specified ranges. The Portfolio's neutral mix represents the benchmark for its combination of investments in each asset class over time. The Portfolio Manager may change the neutral mix from time to time. The approximate neutral mix is 70% of assets in stocks, 25% of assets in bonds of any quality, and 5% of assets in short-term and money market instruments.

               The Portfolio Manager will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the Portfolio Manager regularly reviews the Portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the Portfolio's objective.

               The Portfolio Manager will invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               In buying and selling securities for the Portfolio, the Portfolio Manager generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

               * AS OF MAY 1, 2002, THIS PORTFOLIO WILL NO LONGER BE OFFERED TO NEW INVESTORS.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

               DESCRIPTION OF PRINCIPAL SECURITY TYPES:

               Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

               Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage-backed and other asset-backed securities.

               Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 ASSET ALLOCATION GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -6.52%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds, and mortgage-backed securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.52)%    (9.78)%
     Wilshire 5000 Index ............................     (10.99)%   (16.93)%
     Lehman Brothers Aggregate Bond Index ...........       8.44%     10.23%
     70% Wilshire 5000/30% Lehman Index .............      (5.17)%    (8.78)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      6.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (9.17)%
                        -------------------------------

    (1)  The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. ("FIMM"). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109. FIMM, in Merrimack, New Hampshire, serves as sub-adviser for the Portfolio. FIMM is responsible for choosing certain types of fixed income securities for the Portfolio. FIMM is a wholly-owned subsidiary of FMR. As of December 31, 2001, FIMM had approximately $300 billion in total assets under management.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Ren Y. Cheng             Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Cheng as been employed as a
                                        portfolio manager by FMR since 1994.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Long-term capital growth

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities the Portfolio Manager believes to be undervalued relative to the Portfolio Manager's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

               The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. Although the Portfolio may receive income from these investments, they will be purchased for their potential for growth of capital and not for their ability to generate income. The Portfolio also may invest up to 25% of its assets in foreign securities.

               The Portfolio Manager focuses on undervalued equity securities of:

               o    out-of-favor cyclical growth companies

               o established growth companies that are undervalued compared to historical relative valuation parameters

               o companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

               o companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

               The Portfolio Manager usually sells a particular security when it believes the company no longer fits into any of the above categories.

               In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                 CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      8.31%  -1.59%  30.16%  20.26%  28.95%  12.68%  24.64%  -15.22% -12.98%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     5/4/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (12.98)%   5.97%      9.82%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     13.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     17.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.59)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since April 1, 1999. Performance prior to April 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since April 1, 1999. Prior to that date, a different firm managed the Portfolio. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, TX 77046.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Joel E. Dobberpuhl       Senior Portfolio Manager

                                        Mr. Dobberpuhl has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Robert A. Shelton        Senior Portfolio Manager

                                        Mr. Shelton has been associated with AIM
                                        Capital and/or its affiliates since
                                        1995. Prior to 1995, he was a financial
                                        analyst for CS First Boston.

               Evan G. Harrel           Senior Portfolio Manager

                                        Mr. Harrel has been associated with AIM
                                        Capital and/or its affiliates since
                                        1998. From 1994 to 1998, he was Vice
                                        President of Van Kampen American Capital
                                        Asset Management, Inc. and a portfolio
                                        manager of various growth and equity
                                        funds.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Alliance Capital Management L.P.

INVESTMENT
OBJECTIVE      Long-term total return

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks of middle capitalization companies. Focus is on companies the Portfolio Manager believes offer superior relative earnings growth potential.

               The Portfolio Manager applies a growth-oriented investment philosophy defined by its:

               o    EARLY RECOGNITION OF CHANGE

               o Value is created through the dynamics of changing economic, industry and company fundamentals

               o The Portfolio Manager's willingness to invest on incomplete information

               o Judgment about the future, not merely extrapolation of the past

               o Invest in one to two year relative earnings strength at an early stage and at a reasonable price

               o    COMMITMENT TO FUNDAMENTAL RESEARCH

               o    Twenty-one fundamental analysts covering U.S. companies

               o    EMPHASIS ON STOCK SELECTION

               o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

               o    Remain fully invested

               Although the Portfolio will focus on companies with market capitalizations of up to $5 billion, the Portfolio remains flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price. The Portfolio may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. These companies may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in:

               o foreign securities (including in emerging or developing markets)

               o    foreign currencies, options

               o lower-quality, high yielding debt securities (commonly called "junk bonds")

               o    "zero-coupon" bonds

               o    "payment-in-kind" bonds

               At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only overweight its investments in a particular market sector if the investment return available from such overweighting in that sector justifies any additional risk associated with heavily investing in that sector.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    CAPITAL GROWTH -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------

                    25.56%          -17.12%          -13.73%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's MidCap 400 Index and the Russell Midcap Growth Index. The Standard & Poor's MidCap 400 Index is an index comprised of 400 mid-cap U.S. stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

               The Portfolio Manager has determined that the Russell Midcap Growth Index is the most appropriate index to use for comparative purposes since it more closely reflects the Portfolio's growth-oriented investment strategy and composition. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (13.73)%    (0.32)%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Standard & Poor's MidCap 400 Index .............      (0.62)%    13.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     25.08%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (26.22)%
                        -------------------------------

               (1) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Alliance Capital Management L.P. ("Alliance Capital") is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

               Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA" Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA.

               The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Catherine Wood           Senior Vice President and Portfolio
                                        Manager, Alliance Capital, and Chief
                                        Investment Officer, Regent Investor
                                        Services, a division of Alliance
                                        Capital.

                                        Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a Director and Portfolio Manager, Equity Research Analyst and Chief Economist.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GUARDIAN SMALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:

               o    Russell 2000 Index

               o    Standard & Poor's SmallCap 600 Index

               Both indexes are broad indexes of small capitalization stocks. As of December 31, 2001, the range of market capitalization companies in the Russell 2000 Index was $2.7 million to $2.97 billion, the range of the market capitalization companies in the S&P SmallCap 600 Index was $60 million to $3.82 billion, and the combined range was $2.7 million to $3.82 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range.

               Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

               The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

               The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
  CAPITAL GUARDIAN SMALL CAP (FORMERLY SMALL CAP) -- ANNUAL TOTAL RETURN (1)/(2)
   --------------------------------------------------------------------------

      20.10%      10.32%      20.98%      50.61%      -18.17%      -1.56%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's SmallCap Index ("S&P SmallCap 600 Index"). The Russell 2000 Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    1/3/96
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (1.56)%    10.12%    11.73%
     Russell 2000 Index ......................      2.49%      7.52%     8.97%
     Standard & Poor's SmallCap
       600 Index .............................      6.51%     10.65%    12.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     33.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (25.89)%
                        -------------------------------

          (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

          (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $120.1 billion in assets as of December 31, 2001.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Michael R. Ericksen      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust organization in
                                        1986.

               James S. Kang            Mr. Kang is a Vice President for Capital
                                        International Research, Inc. with
                                        research and portfolio management
                                        responsibilities with Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1987.

               Robert G. Kirby          Mr. Kirby is a Chairman Emeritus and a
                                        portfolio manager of Capital Guardian
                                        Trust Company, and was a founding
                                        officer of the Capital Guardian Trust
                                        Company organization in 1968.

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1990.

               Lawrence R. Solomon      Mr. Solomon is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1984.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DEVELOPING WORLD PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Developing World Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

               LATIN AMERICA         ASIA          EUROPE           MIDDLE EAST
               Argentina             Bangladesh    Croatia          Africa
               Brazil                China         Czech Republic   Egypt
               Chile                 Hong Kong*    Estonia          Ghana
               Colombia              India         Greece           Israel
               Costa Rica            Indonesia     Hungary          Ivory Coast
               Jamaica               Korea         Poland           Jordon
               Mexico                Malaysia      Russia           Kenya
               Peru                  Pakistan      Turkey           Morocco
               Trinidad and Tobago   Philippines                    Nigeria
               Uruguay               Sri Lanka                      South Africa
               Venezuela             Taiwan                         Tunisia
                                     Thailand                       Zimbabwe
                                     Vietnam

               * Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.

               The Portfolio Manager, when defining "emerging markets," recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Markets Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

               The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

               The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.

               Equity securities in which the Portfolio invests are primarily common stocks, but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities rated below investment-grade.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance.

               The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DEVELOPING WORLD -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------
                    61.66%           -33.79%          -5.25%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/18/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (5.25)%    (7.25)%
     Morgan Stanley Capital International
       Emerging Markets Free Index ..................     (2.37)%    (4.84)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     31.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (22.80)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

               Baring provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $35.2 billion of assets.

               The Developing World Portfolio is managed by a team of 21 investment professionals.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Kate Munday              Investment Manager

                                        Ms. Munday has been an investment
                                        professional with Baring International
                                        and its ING affiliates since 1993 and
                                        has 16 years of investment experience.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DIVERSIFIED MID-CAP PORTFOLIO

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL      The Portfolio Manager normally invests the Portfolio's assets
INVESTMENT     primarily in common stocks. The Portfolio Manager normally
STRATEGY       invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

               Although a universal definition of medium market capitalization companies does not exist, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

               The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DIVERSIFIED MID-CAP -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -6.64%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Index. The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.64)%    (6.02)%
     Russell Midcap Index ...........................      (5.62)%    (7.27)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     18.53%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.51)%
                        -------------------------------

          (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert L. Macdonald      Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Macdonald has been employed by FMR
                                        since 1985 and has been a portfolio
                                        manager since 1987.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection and may focus the Portfolio's holdings within the limits permissible for a diversified fund. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.

               The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on companies that it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

               When the Portfolio Manager believes that changes in the economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short-and medium-term fixed income securities for temporary defensive purposes. If the Portfolio Manager incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. The portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. At times, large capitalization, growth-oriented, equity securities may underperform relative to other sectors in the overall market.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Foreign companies may be affected by political, social and economic instability. There may be less public information available and differing regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. In addition, since underlying securities represented by depositary receipts are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Equity Growth Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, Peter Dannenbaum, Executive Director, and Jeff Alvino, Executive Director.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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EQUITY INCOME PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Substantial dividend income as well as long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

               The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

               In selecting investments, the Portfolio Manager generally looks for companies with the following:

               o    an established operating history.

               o    above-average dividend yield relative to the S&P 500.

               o    low price/earnings ratio relative to the S&P 500.

               o a sound balance sheet and other positive financial characteristics.

               o low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

               While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities, and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

                                       44
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               o    MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    EQUITY INCOME -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  -0.72%  12.93%   1.36%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    1.36%    7.64%    7.66%       8.47%
     Standard & Poor's
       500 Index .....................  (11.88)%  10.70%   12.93%      13.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/00 ...........      8.68%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/99 ............    (8.63)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since March 1, 1999. Prior to that date, different firms at different times served as portfolio manager. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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FOCUS VALUE PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

               The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

               o    depressed earnings

               o    special competition

               o    product obsolescence

               o    relatively low price-to-earnings and price-to-book ratios

               o    stock out of favor

               The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

               Although not principal strategies, the Portfolio may also use the following investment strategies:

               The Portfolio may invest in high yield debt securities that are rated below investment grade, commonly called "junk bonds."

               The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

               The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

               The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

               The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

               The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

               The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the type of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o RISKS OF SECURITIES OF ISSUERS WITH FINANCIAL AND ECONOMIC PROBLEMS. Investments in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of risk of substantial and, at times, even total loss. It may be difficult to obtain information and research about such issuers. These securities may not be widely traded. The market prices of such securities are subject to abrupt and rapid market movements and above average price volatility.

                                       48
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    The spread between bid and ask prices may be greater than
                    normally expected. It may take a number of years for the prices of these securities to reflect their intrinsic value.

               o DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

               The Portfolio also may be subject, to a lesser extent, to the following general risks and risks associated with the following investment strategies:

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o BORROWING AND LEVERAGE RISK. The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Portfolio shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part

                                       49
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o WRITING COVERED CALL OPTIONS RISK. The Portfolio may write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. In return for the premium income realized from the sale of covered call options, the Portfolio will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Portfolio effects a closing purchase transaction. If an option expires unexercised, the Portfolio will realize a gain in the amount of the premium.

                    This gain, of course, may be offset by a decline in the market price of the underlying security during the option period. Additionally, the cost of a closing purchase transaction may be greater than the premium received on the original option, in which case the Portfolio will have incurred a loss in the transaction. Further, there is no assurance that a secondary market will exist for any particular option. The Portfolio may not write options on underlying securities exceeding 10% of its total assets, taken at market value.

               o JUNK BOND RISK. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Portfolio Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. The Portfolio does not intend to invest in excess of 10% of its total assets in junk bonds.

               o CALL AND REDEMPTION RISK. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

               o SOVEREIGN DEBT RISK. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse

                                       50
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    to pay interest or repay principal on its sovereign debt.
                    Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

               o ILLIQUID SECURITIES RISK. The Portfolio may invest up to 15% of its net assets in securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

               o RESTRICTED SECURITIES RISK. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Portfolio buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

                    Restricted securities may be illiquid. The Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, the Portfolio will not be able to sell the securities.

               o RULE 144A SECURITIES RISK. The Portfolio may invest in Rule 144A securities without limitation. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Focus Value Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert J. Martorelli     Senior Portfolio Manager.

                                        Mr. Martorelli joined Mercury Advisors
                                        in 1985 as a Fund Analyst and has served as a Portfolio Manager since 1986.

               Kevin Rendino            Senior Portfolio Manager.

                                        Mr. Rendino joined Mercury Advisors in
                                        1990 as a Research Associate and was
                                        subsequently named Senior Analyst before becoming a Portfolio Manager.

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FULLY MANAGED PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures, and options, in pursuit of its asset allocation strategy.

               The Portfolio's common stocks generally fall into one of two categories:

               o the larger category of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

               o the smaller category of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

               Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

               The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

               Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

               In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described

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               above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

               DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

               MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

               (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price

               (2)  U.S. government obligations

               (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

               (4) commercial paper rated at the date of purchase in the two highest rating categories

               (5)  repurchase agreements

               The Portfolio also may invest in short-term U.S.
               dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

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                    and periods when stock prices generally decline. Further,
                    even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               The Portfolio Manager's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the Portfolio from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Portfolio's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by these companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

               Futures and options may not always be successful hedges; their prices can be highly volatile; using them could lower portfolio returns; and the potential loss from the use of futures can exceed a portfolio's investment in such contracts.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    FULLY MANAGED -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  6.23%   7.59%  -7.27%  20.80%  16.36%  15.27%   5.89%   6.92%  21.97%   9.92%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    9.92%   11.84%   10.05%       9.88%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Lehman Brothers
       Government/Corporate
       Bond Index ....................    8.50%    7.38%    7.28%       8.49%
     60% S&P 500/40%
       Lehman Index ..................   (3.72)%   9.37%   10.67%      11.59%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/99 ............     10.77%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (10.81)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since January, 1995. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

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FUNDAMENTAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities:

               o    Common stock

               o    Convertible preferred stock

               o    Securities convertible into common stock

               o    Rights to subscribe to common stock

               Of these securities, the Portfolio will generally invest in common stock.

               In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

               Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include:

               o    Above-average growth rates in sales

               o    Improvement in its profit margin

               o    Providing proprietary or niche products or services

               o    Leading market share

               o    Strong Industry Growth

               The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more).

               The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               representing interests in securities of foreign companies. The
               Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

               The Portfolio may also lend portfolio securities.

               The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Portfolio to achieve its goal of long-term growth of capital.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect

                    This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Fundamental Growth
               Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Lawrence R. Fuller       Managing Director and Senior Portfolio
                                        Manager of Mercury Advisors since 1997.
                                        From 1992-1997, Mr. Fuller served as a
                                        Vice President of Mercury Advisors.

               Thomas Burke, CFA        Director and Associate Portfolio Manager
                                        of Mercury Advisors since 1993.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

               The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

               The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings

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                    results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o DERIVATIVE RISK. The Portfolio may use forwards, futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates and for non-hedging purposes. The Portfolio may also use a variety of currency transactions, including foreign currency contracts, to manage exchange rate risk and/or modify its exposure to various markets. The use of these instruments may benefit the Portfolio. However,

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Global Franchise Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Executive Director, is a current member of the team.

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HARD ASSETS PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

               Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

               o    precious metals

               o    ferrous and non-ferrous metals

               o    integrated oil

               o    exploration/production

               o    gas/other hydrocarbons

               o    forest products

               o    agricultural commodities

               o    other basic materials that can be priced by a market

               The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

               The Portfolio also may invest in:

               o securities of foreign issuers, including up to 35% in South Africa

               o companies not engaged in natural resources/hard asset activities

               o    investment-grade corporate debt

               o    U.S. government or foreign obligations

               o    money market instruments

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               o    repurchase agreements

               o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

               o    derivatives

               Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

               o    common stock                   o    direct equity interests
                                                        in trusts

               o    preferred stock                o    joint ventures

               o    rights                         o    "partly paid" securities

               o    warrants                       o    partnerships

               o    "when-issued" securities       o    restricted securities

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

               o SECTOR CONCENTRATION RISK. The Portfolio may invest up to 50% of its assets in one particular hard asset sector. To the extent that the Portfolio's assets are

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                    Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                    The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    foreign issuers in general. A number of emerging market
                    countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     HARD ASSETS -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

 -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%  -4.73% -12.12%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index and the Russell 2000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........  (12.12)%  (5.03)%   4.67%       4.16%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Russell 2000 Index ..............    2.49%    7.52%   11.51%      11.09%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/93 ...........     21.80%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (19.01)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $ 35.2 billion of assets.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Payne               Investment Manager

                                        Mr. Payne has been an investment
                                        professional with Baring International
                                        Investment Limited and its ING
                                        affiliates since 1993 and has 16 years
                                        of investment experience.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INTERNET TOLLKEEPERSM PORTFOLIO*

PORTFOLIO
MANAGER Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co.

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors, which provide access, infrastructure, content and services to Internet companies and Internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by "increasing traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.

               Examples of Internet Tollkeeper companies may include:

               o Access providers that enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network;

               o Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the Internet;

               o Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by Internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

               o Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses.

               Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds.

               The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its net assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.

               ---------------
               * "Internet TollkeeperSM" is a service mark of Goldman, Sachs & Co. Goldman, Sachs & Co. has licensed the service mark to Directed Services, Inc. to use in connection with the Portfolio.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Although the Portfolio invests primarily in publicly traded U.S.
               securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies.

               The Portfolio Manager may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

               o IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of Internet companies or Internet-related companies, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified across different industry sectors.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up and down. The Portfolio invests in companies participating in the growth of the Internet, which may give the Portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries. The prices of these companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o STOCK RISK. The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

               o DERIVATIVE RISK. The risk that loss may result from a portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a portfolio.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o LIQUIDITY RISK. The risk that a portfolio will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Portfolios that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Portfolio expects to invest a significant percentage of its assets in funds for which the Portfolio Manager now or in the future acts as investment adviser or underwriter. Redemptions by the Portfolio of its position in a fund may further increase liquidity risk and may impact the Portfolio's NAV.

               o REIT RISK. Investing in Real Estate Investment Trusts or "REITs" involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Internet TollkeeperSM
               Portfolio commenced operations on May 1, 2001, performance for the previous calendar year is not available.

MORE ON THE
PORTFOLIO
MANAGER Goldman Sachs Asset Management ("Goldman Sachs") has managed the Portfolio since its inception. Goldman Sachs is a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, Goldman Sachs, along with units of IMD, had assets under management of $329.6 billion. The address of Goldman Sachs is 32 Old Slip, New York, New York 10005.

               The Internet TollkeeperSM Portfolio is managed by a team of portfolio managers at Goldman Sachs. The following persons are primarily responsible for the day-to-day investment decisions of the Portfolio:

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Steven M. Barry          Mr. Barry is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1999. From 1988 to 1999, Mr.
                                        Barry was a portfolio manager at
                                        Alliance Capital Management L.P.

               Kenneth T. Barents       Mr. Barents is a managing director and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined Goldman Sachs as a
                                        portfolio manager in 2000. From 1992 to
                                        1999, Mr. Barents was Director of
                                        Research and head of the Investment
                                        Committee at Wheat First Union.

               Herbert E. Ehlers        Mr. Ehlers is a managing director,
                                        senior portfolio manager and chief
                                        investment officer of the growth equity
                                        investment team of Goldman Sachs. He
                                        joined the company in 1997. From 1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of
                                        Liberty Investment Management, Inc.
                                        ("Liberty"), and from 1984 to 1994 was a portfolio manager and president at
                                        Liberty's predecessor firm, Eagle Asset
                                        Management ("Eagle").

               Gregory H. Ekizian       Mr. Ekizian is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager and co-chair of the growth
                                        investment committee in 1997. >From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.

               Scott Kolar              Mr. Kolar is a vice president and a
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as an equity analyst
                                        in 1997 and became a portfolio manager
                                        in 1999. From 1994 to 1997, Mr. Kolar
                                        was an equity analyst and information
                                        systems specialist at Liberty.

               Ernest C. Segundo, Jr.   Mr. Segundo is a vice president and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined the company as a
                                        portfolio manager in 1997. From 1992 to
                                        1997, Mr. Segundo was a portfolio
                                        manager at Liberty and its predecessor
                                        firm, Eagle.

               Andrew F. Pyne           Mr. Pyne is a senior portfolio manager
                                        at Goldman Sachs. He joined Goldman
                                        Sachs as a product manager in 1997 and
                                        became a portfolio manager in August
                                        2001. From 1992 to 1997, Mr. Pyne was a
                                        product manager at Van Kampen
                                        Investments.

               David G. Shell           Mr. Shell is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1997. From 1987 to 1997, Mr.
                                        Shell was a portfolio manager at Liberty and its predecessor firm, Eagle.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INVESTORS PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o    Long-term history of performance

               o    Competitive market position

               o    Competitive products and services

               o    Strong cash flow

               o    High return on equity

               o    Strong financial condition

               o    Experienced and effective management

               o    Global scope

               Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

               o    Operating characteristics          o    Financial character

               o    Quality of management              o    Valuation

               Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For such information, please refer to the Statement of Additional Information.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        INVESTORS -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -4.27%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (4.27)%     4.70%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     10.52%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (12.51)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER

               Salomon Brothers Asset Management Inc (SaBAM) is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM has been registered as a U.S. Investment Advisor since 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Cunningham          Senior Portfolio Manager and Managing
                                        Director

                                        Mr. Cunningham joined SaBAM in 1995 and
                                        has thirteen years experience in the
                                        industry. Prior to becoming a Portfolio
                                        Manager, Mr. Cunningham was an
                                        investment banker in the Global Power
                                        Group at Salomon Brothers Inc. Mr.
                                        Cunningham has served in various
                                        investment management positions during
                                        his tenure at SaBAM.

               Mark McAllister          Director and Equity Analyst with SaBAM.

                                        Executive Vice President and Portfolio
                                        Manager at JLW Capital Management Inc.
                                        from March 1998 to May 1999. Prior to
                                        March 1998, Mr. McAllister was a Vice
                                        President and Equity Analyst at Cohen &
                                        Steers Capital Management.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.

               In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                     LARGE CAP VALUE -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -3.62%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (3.62)%     1.53%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     16.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (16.79)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc., with portfolio
                                        management responsibilities for Capital
                                        Guardian Trust Company. She joined the
                                        Capital Guardian Organization in 1990
                                        where she served in various portfolio
                                        management positions.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and Portfolio Manager. He joined the
                                        Capital Guardian organization in 1987
                                        where he served in various capacities.

               David Fisher             Mr. Fisher is Chairman of the Board of
                                        Capital Guardian Group International,
                                        Inc. and Capital Guardian. He joined the
                                        Capital Guardian organization in 1969
                                        where he served in various portfolio
                                        management positions.

               Theodore Samuels         Mr. Samuels is a Senior Vice President
                                        and Director for Capital Guardian, as
                                        well as a Director of Capital
                                        International Research, Inc. He joined
                                        the Capital Guardian organization in
                                        1981 where he served in various
                                        portfolio management positions.

               Eugene P. Stein          Mr. Stein is Executive Vice President, a
                                        Director, a portfolio manager, and
                                        Chairman of the Investment Committee for Capital Guardian. He joined the Capital
                                        Guardian organization in 1972 where he
                                        served in various portfolio manager
                                        positions.

               Terry Berkemeier         Mr. Berkemeier is a Vice President of
                                        Capital International Research, Inc.
                                        with U.S. equity portfolio management
                                        responsibility in Capital Guardian. He
                                        joined the Capital Guardian organization in 1992.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MANAGED GLOBAL PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

               In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

               The Portfolio may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                    MANAGED GLOBAL -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      6.59% -13.21%   7.56%  12.27%  12.17%  29.31%  63.30%  -14.56% -11.91%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index. The Morgan Stanley Capital International All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR   10/21/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.91)%   12.26%     7.79%
     Morgan Stanley Capital
       International All Country
       World Free Index ......................    (15.91)%    5.18%     9.73%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     47.69%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.45)%
                        -------------------------------

               (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David I. Fisher          Mr. Fisher is Chairman of the Board of
                                        Capital Group International, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        organization in 1969.

               Eugene P. Stein          Mr. Stein is an Executive Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1972.

               Christopher A. Reed      Mr. Reed is a Vice President of Capital
                                        International Research, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1993.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1986.

               Richard N. Havas         Mr. Havas is a Senior Vice President and
                                        a portfolio manager with research
                                        responsibilities for the Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1985.

               Nancy J. Kyle            Ms. Kyle is a Senior Vice President of
                                        Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1990.

               Robert Ronus             Mr. Ronus is President of Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1972.

               Lionel M. Sauvage        Mr. Sauvage is a Senior Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1986.

               Nilly Sikorsky           Ms. Sikorsky is President and Managing
                                        Director of Capital International with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1962.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Rudolf M. Staehelin      Mr. Staehelin is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1981.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

REAL ESTATE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Capital appreciation.  Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

               The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

               o    ownership (including listed real estate investment trusts)

               o    construction and development

               o    asset sales

               o    property management or sale

               o    other related real estate services

               The Portfolio may invest more than 25% of its assets in any of the above sectors.

               The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

               The Portfolio also may invest in:

               o equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

               o    financial institutions which issue or service mortgages

               o securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o REAL ESTATE RISK. Although the Portfolio will not invest in real estate directly, the Portfolio may invest in real estate industry companies, including real estate investment trusts ("REITs"). As a result, the Portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general. These risks include declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates.

                    In addition, REITs may be affected by any changes in the value of the underlying property owned by the REIT or by the quality of any credit extended. REITs are dependent upon management skills. Some REITs may not be highly diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in the real estate industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     REAL ESTATE -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

 13.87%  17.27%   6.34%  16.59%  35.30%  22.79% -13.45%  -3.81%  30.99%   8.14%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.14%    7.69%    12.49%      9.93%
     Wilshire Real Estate
       Securities Index ..............   10.49%    6.65%    10.48%      6.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/91 ............     23.44%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (15.18)%
                        -------------------------------

               (1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Real Estate team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Executive Director.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of mid-cap companies.

               The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap Index.

               Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets. The Portfolio may also invest up to 25% of its total assets in foreign securities. In complying with the 80% requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

               The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

               The Portfolio consists primarily of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

               The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles. The Portfolio also invests in established smaller companies (under $500 million in market capitalization) which may offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

               In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash or the following liquid assets:

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               money market instruments or high-quality debt obligations. As a result, the Portfolio may not achieve its investment objective. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
                   STRATEGIC EQUITY -- ANNUAL TOTAL RETURN (1)/(2)
   --------------------------------------------------------------------------

      19.39%      23.16%       0.84%      56.24%      -12.45%     -21.17%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index, the Standard & Poor's Midcap 400 Index and the Russell Midcap Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

               The Standard & Poor's MidCap 400 Index consists of 400 U.S. stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States. The Portfolio Manager has determined that the Russell Midcap Index is the most appropriate index to use for comparative purposes since it more closely reflects the performance of the securities in which the Portfolio invests. In the future, it will by the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/2/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (21.17)%    6.01%     7.86%
     Russell Midcap Growth Index .............    (20.15)%    9.02%    10.28%
     Standard & Poor's MidCap
       400 Index .............................     (0.62)%   16.11%    16.17%
     Russell Midcap Index ....................     (5.62)%   11.40%    12.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     39.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (30.66)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, Texas 77046.

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert M. Kippes         Senior Portfolio Manager

                                        Mr. Kippes has been associated with AIM
                                        Capital since 1989.

               Kenneth A. Zschappel     Senior Portfolio Manager

                                        Mr. Zschappel has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Ryan E. Crane            Portfolio Manager

                                        Mr. Crane has been associated with AIM
                                        Capital since 1994.

               Jay K. Rushin            Portfolio Manager

                                        Mr. Rushin has been associated with AIM
                                        Capital from 1998 to the present and
                                        1994 to 1996. During the period of 1996
                                        to 1998, Mr. Rushin worked as an
                                        associate equity analyst at Prudential
                                        Securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Trust's Statement of Additional Information.

               In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL, NEWLY FORMED AND MEDIUM-SIZED COMPANY RISK. The prices of small or medium-sized companies or of newly formed companies (in which the Portfolio may invest) often fluctuate more than the stock prices of larger, more established companies.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
             VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      0.59%   31.06%   20.65%   29.82%   14.13%   15.88%    -2.11%  -11.95%
    ------------------------------------------------------------------------
      1994     1995     1996     1997     1998     1999      2000     2001
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/4/93
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.95)%    8.15%    11.36%
     Standard & Poor's
       500 Index .............................    (11.88)%   10.70%    13.84%
     Russell 1000 Index ......................    (12.45)%   10.50%    13.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.29%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (14.88)%
                        -------------------------------

               (1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Growth and Income team. Current members of the team include James A. Gilligan, Managing Director; Scott Carroll, Vice President; and James O. Roeder, Vice President.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under a portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategies, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------
ALL CAP PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.45      $      10.00
                                                        ------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.09              0.05
Net realized and unrealized gain on
   investments and foreign currencies                           0.12              1.68
                                                        ------------------------------
Total from investment operations                                0.21              1.73
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.09)            (0.04)
Distributions from capital gains                               (0.04)            (0.24)
                                                        ------------------------------
Total distributions                                            (0.13)            (0.28)
                                                        ------------------------------
Net asset value, end of period                          $      11.53      $      11.45
======================================================================================
Total return                                                    1.91%            17.45%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    307,030      $    111,887
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            1.15%             1.10%+
Portfolio turnover rate                                           75%               82%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The All Cap Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.40      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03              0.09
Net realized and unrealized loss on
   investments and foreign currencies                          (0.64)            (0.68)
                                                        ------------------------------
Total from investment operations                               (0.61)            (0.59)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.08)            (0.01)
                                                        ------------------------------
Net asset value, end of period                          $       8.71      $       9.40
======================================================================================
Total return                                                   (6.52)%           (5.90)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     51,723      $      8,497
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment loss to average net assets              1.50%             3.80%+
Portfolio turnover rate                                           50%               10%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     ** The Asset Allocation Growth Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.33      $    20.02      $    18.09      $    17.65      $    15.06
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01           0.001           (0.01)           0.15            0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.13)          (3.08)           4.38            2.07            4.19
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.12)          (3.08)           4.37            2.22            4.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)             --           (0.03)          (0.15)          (0.16)
Distributions from capital gains                             --           (0.61)          (2.41)          (1.63)          (1.60)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (0.61)          (2.44)          (1.78)          (1.76)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    14.20      $    16.33      $    20.02      $    18.09      $    17.65
===============================================================================================================================
Total return                                             (12.98)%        (15.22)%         24.64%          12.68%          28.95%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  450,704      $  491,555      $  411,898      $  263,313      $  193,986
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.09%         0.00%1           (0.05)%          0.95%           0.95%
Portfolio turnover rate                                      40%             62%            126%             64%             51%
-------------------------------------------------------------------------------------------------------------------------------

     * Since April 1, 1999, A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO**/##
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    14.78      $    18.52      $    15.62      $    14.24
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                        (0.07)          (0.07)             --            0.09
Net realized and unrealized gain/(loss) onx
   investments and foreign currencies                               (1.96)          (3.14)           3.96            1.36
                                                               ----------------------------------------------------------
Total from investment operations                                    (2.03)          (3.21)           3.96            1.45
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   --              --           (0.02)          (0.07)
Distributions in excess of net investment income                       --              --           (0.01)             --
Distributions from capital gains                                       --           (0.53)          (1.03)             --
Return of capital                                                      --         (0.00)1              --              --
                                                               ----------------------------------------------------------
Total distributions                                                    --           (0.53)          (1.06)          (0.07)
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $    12.75      $    14.78      $    18.52      $    15.62
=========================================================================================================================
Total return                                                       (13.73)%        (17.12)%         25.56%          10.19%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $  468,567      $  562,549      $  567,628      $  298,839
Ratio of operating expenses to average net assets                    1.01%           0.99%           1.05%           1.08%+
Ratio of net investment income/(loss) to average net assets         (0.53)%         (0.45)%          0.00%           1.86%+
Portfolio turnover rate                                               211%             59%            185%             92%
-------------------------------------------------------------------------------------------------------------------------

     *    The Capital Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Portfolio was named the Growth & Income Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP PORTFOLIO (FORMERLY SMALL CAP PORTFOLIO)*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.71      $    23.44      $    16.03      $    13.25      $    12.01
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01            0.04           (0.07)          (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (0.18)          (5.05)           8.17            2.81            1.27
                                                     --------------------------------------------------------------------------
Total from investment operations                          (0.17)          (5.01)           8.10            2.78            1.24
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                     (0.01)          (0.03)             --              --              --
Distributions from capital gains                             --           (7.69)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (7.72)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Net asset value, end of period                       $    10.53      $    10.71      $    23.44      $    16.03      $    13.25
===============================================================================================================================
Total return                                              (1.56)%        (18.17)%         50.61%          20.98%          10.32%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  516,009      $  461,106      $  367,637      $  147,696      $   66,396
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.16%           0.21%          (0.49)%         (0.32)%         (0.34)%
Portfolio turnover rate                                      42%            116%            132%            133%            130%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DEVELOPING WORLD PORTFOLIO */**/##
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99#      12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     7.59      $    11.56      $     7.37      $    10.00
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                         0.09           (0.05)           0.08            0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                               (0.49)          (3.86)           4.44           (2.67)
                                                               ----------------------------------------------------------
Total from investment operations                                    (0.40)          (3.91)           4.52           (2.63)
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (0.08)             --           (0.10)             --
Distributions in excess of net investment income                       --              --           (0.03)             --
Distributions from capital gains                                    (0.01)          (0.06)          (0.20)             --
                                                               ----------------------------------------------------------
Total distributions                                                 (0.09)          (0.06)          (0.33)             --
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $     7.10      $     7.59      $    11.56      $     7.37
=========================================================================================================================
Total return                                                        (5.25)%        (33.79)%         61.66%         (26.27)%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $   74,797      $   60,541      $   62,616      $    8,797
Ratio of operating expenses to average net assets                    1.76%           1.75%           1.75%           1.83%+
Ratio of net investment income/(loss) to average net assets          1.27%          (0.39)%          0.85%           0.69%+
Portfolio turnover rate                                               180%            130%            135%             67%
-------------------------------------------------------------------------------------------------------------------------

     *    The Developing World Portfolio commenced operations on February 18,
          1998.
     ** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
DIVERSIFIED MID-CAP PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.89      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.02              0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.68)            (0.13)
                                                        ------------------------------
Total from investment operations                               (0.66)            (0.09)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
                                                        ------------------------------
Net asset value, end of period                          $       9.21      $       9.89
======================================================================================
Total return                                                   (6.64)%           (0.87)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     58,712      $     13,834
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.47%             1.70%+
Portfolio turnover rate                                           89%               20%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Diversified Mid-Cap Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.67      $    11.24      $    12.67      $    13.09      $    12.41
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.14            0.23            0.27            0.49            0.57
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.01            1.18           (0.39)           0.58            1.58
                                                     --------------------------------------------------------------------------
Total from investment operations                           0.15            1.41           (0.12)           1.07            2.15
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.14)          (0.30)          (0.29)          (0.50)          (0.55)
Distributions from capital gains                          (0.27)          (0.68)          (1.02)          (0.99)          (0.92)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.41)          (0.98)          (1.31)          (1.49)          (1.47)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    11.41      $    11.67      $    11.24      $    12.67      $    13.09
===============================================================================================================================
Total return                                               1.36%          12.93%          (0.72)%          8.26%          17.44%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  426,726      $  298,092      $  277,354      $  278,074      $  264,599
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       1.43%           1.98%           2.19%           3.63%           3.88%
Portfolio turnover rate                                      16%             53%            122%             61%             79%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Portfolio to the Equity Income Portfolio.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FULLY MANAGED PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.62      $    15.05      $    15.23      $    15.73      $    14.82
                                                     --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.36            0.47            0.50            0.36            0.39
Net realized and unrealized gain on
   investments and foreign currencies                      1.28            2.78            0.53            0.55            1.86
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.64            3.25            1.03            0.91            2.25
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.37)          (0.62)          (0.40)          (0.36)          (0.41)
Distributions from capital gains                          (0.39)          (1.06)          (0.81)          (1.05)          (0.93)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.76)          (1.68)          (1.21)          (1.41)          (1.34)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    17.50      $    16.62      $    15.05      $    15.23      $    15.73
===============================================================================================================================
Total return                                               9.92%          21.97%           6.92%           5.89%          15.27%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  688,506      $  373,548      $  287,909      $  246,196      $  169,987
Ratio of operating expenses to average net assets          0.95%           0.95%           0.97%           0.98%           0.99%
Ratio of net investment income to average net assets       2.65%           3.24%           3.45%           2.83%           2.67%
Portfolio turnover rate                                      23%             42%             36%             44%             48%
-------------------------------------------------------------------------------------------------------------------------------

    * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
HARD ASSETS PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.14      $    11.76      $     9.60      $    15.05      $    17.85
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19            0.01            0.12            0.26            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.54)          (0.57)           2.12           (4.73)           0.99
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.35)          (0.56)           2.24           (4.47)           1.13
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --           (0.05)          (0.08)          (0.26)          (0.13)
Distributions from capital gains                             --              --              --           (0.72)          (3.80)
Return of capital                                            --           (0.01)             --              --              --
                                                     --------------------------------------------------------------------------
Total distributions                                          --           (0.06)          (0.08)          (0.98)          (3.93)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $     9.79      $    11.14      $    11.76      $     9.60      $    15.05
===============================================================================================================================
Total return                                             (12.12)%         (4.73)%         23.36%         (29.58)%          6.22%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $   33,787      $   42,109      $   40,291      $   30,530      $   46,229
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           1.00%           0.99%
Ratio of net investment income to average net assets       1.68%           1.00%           1.07%           1.99%           0.76%
Portfolio turnover rate                                     240%            207%            204%            178%            124%
-------------------------------------------------------------------------------------------------------------------------------

     * Prior to January 23, 1997, the Hard Assets Portfolio was named the Natural Resources Portfolio. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNET TOLLKEEPERSM PORTFOLIO **
----------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
----------------------------------------------------------------------------
                                                                   12/31/01**
----------------------------------------------------------------------------
Net asset value, beginning of period                              $    10.00
                                                                  ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.06)
Net realized and unrealized loss on
   investments and foreign currencies                                  (2.25)
                                                                  ----------
Total from investment operations                                       (2.31)
                                                                  ----------
Net asset value, end of period                                    $     7.69
============================================================================
Total return                                                          (23.10)%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $    9,255
Ratio of operating expenses to average net assets                       1.85%+
Ratio of net investment loss to average net assets                     (1.69)%+
Portfolio turnover rate                                                   21%
----------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Internet TollkeeperSM Portfolio commenced operations on May 1,
          2001.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTORS PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.06      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.04              0.06
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.52)             1.33
                                                        ------------------------------
Total from investment operations                               (0.48)             1.39
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.05)            (0.05)
Distributions from capital gains                               (0.03)            (0.28)
                                                        ------------------------------
Total distributions                                            (0.08)            (0.33)
                                                        ------------------------------
Net asset value, end of period                          $      10.50      $      11.06
======================================================================================
Total return                                                   (4.27)%           14.07%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     95,347      $     27,440
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.78%             1.13%+
Portfolio turnover rate                                           39%              118%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Investors Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      10.58      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.01              0.03
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.39)             0.65
                                                        ------------------------------
Total from investment operations                               (0.38)             0.68
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
Distributions from capital gains                             (0.00)1             (0.08)
                                                        ------------------------------
Total distributions                                            (0.02)            (0.10)
                                                        ------------------------------
Net asset value, end of period                          $      10.18      $      10.58
======================================================================================
Total return                                                   (3.62)%            6.81%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    282,049      $    113,206
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.17%             0.60%+
Portfolio turnover rate                                           29%               22%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Large Cap Value Portfolio commenced operations on February 1,
          2000.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MANAGED GLOBAL PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.82      $    19.96      $    14.19      $    11.46      $    11.13
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              0.001              --           (0.03)          (0.02)           0.02
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.41)          (3.13)           8.82            3.37            1.33
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.41)          (3.13)           8.79            3.35            1.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)          (0.02)             --           (0.05)          (0.17)
Dividends in excess of net investment income                 --              --              --              --           (0.07)
Distributions from capital gains                             --           (4.99)          (3.02)          (0.57)          (0.78)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (5.01)          (3.02)          (0.62)          (1.02)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    10.40      $    11.82      $    19.96      $    14.19      $    11.46
===============================================================================================================================
Total return                                             (11.91)%        (14.56)%         63.30%          29.31%          12.17%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  255,251      $  232,963      $  184,486      $  134,078      $  105,305
Ratio of operating expenses to average net assets          1.26%           1.25%           1.25%           1.26%           1.36%
Ratio of net investment income/(loss) to average
   net assets                                             (0.01)%          0.05%          (0.19)%         (0.17)%          0.06%
Portfolio turnover rate                                      30%            109%            168%            173%            199%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Portfolio. Prior to that date, different firms served as Portfolio Manager.
     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    15.21      $    12.12      $    13.58      $    18.27      $    15.98
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.70            0.42            0.84            0.83            0.69
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.53            3.33           (1.39)          (3.34)           2.93
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.23            3.75           (0.55)          (2.51)           3.62
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.59)          (0.66)          (0.54)          (0.66)          (0.63)
Distributions from capital gains                          (0.21)             --           (0.37)          (1.52)          (0.70)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.80)          (0.66)          (0.91)          (2.18)          (1.33)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    15.64      $    15.21      $    12.12      $    13.58      $    18.27
===============================================================================================================================
Total return                                               8.14%          30.99%          (3.81)%        (13.45)%         22.79%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  130,643       $103,800$          56,906      $   69,911      $   75,530
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income to average net assets       5.35%           5.60%           5.61%           5.26%           4.49%
Portfolio turnover rate                                      81%             69%             36%             29%             41%
-------------------------------------------------------------------------------------------------------------------------------

     * Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Real Estate Portfolio. Prior to that date, different firms served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.72      $    19.95      $    12.82      $    13.63      $    11.68
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              (0.08)          (0.02)          (0.03)           0.16            0.20
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (3.46)          (2.52)           7.24           (0.07)           2.49
                                                     --------------------------------------------------------------------------
Total from investment operations                          (3.54)          (2.54)           7.21            0.09            2.69
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --              --           (0.02)          (0.16)          (0.19)
Distributions from capital gains                          (0.02)          (0.69)          (0.06)          (0.59)          (0.55)
Distributions in excess capital gains                        --              --              --           (0.15)             --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.02)          (0.69)          (0.08)          (0.90)          (0.74)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    13.16      $    16.72      $    19.95      $    12.82      $    13.63
===============================================================================================================================
Total return                                             (21.17)%        (12.45)%         56.24%           0.84%          23.16%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  269,805      $  374,614      $  205,799      $   73,261      $   51,789
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                             (0.53)%         (0.19)%         (0.14)%          1.46%           1.88%
Portfolio turnover rate                                     200%            219%            176%            139%            105%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, A I M Capital Management, Inc. has served as Portfolio Manager for the Strategic Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME PORTFOLIO (FORMERLY, RISING DIVIDENDS PORTFOLIO) */**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    23.53      $    24.84      $    22.01      $    20.04      $    15.81
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.07            0.07            0.08            0.10            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.89)          (0.62)           3.41            2.74            4.57
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.82)          (0.55)           3.49            2.84            4.71
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.06)          (0.11)          (0.07)          (0.10)          (0.13)
Distributions from capital gains                          (0.24)          (0.65)          (0.59)          (0.77)          (0.35)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.30)          (0.76)          (0.66)          (0.87)          (0.48)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    20.41      $    23.53      $    24.84      $    22.01      $    20.04
===============================================================================================================================
Total return                                             (11.95)%         (2.11)%         15.88%          14.13%          29.82%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  793,601      $  941,024      $  899,753      $  574,843      $  252,191
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       0.33%           0.30%           0.40%           0.72%           0.96%
Portfolio turnover rate                                      36%             37%             27%             34%             26%
-------------------------------------------------------------------------------------------------------------------------------

     * Since January 30, 2002, Van Kampen has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Portfolio to the Van Kampen Growth and Income Portfolio and a change of investment strategy.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS A
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only Class A shares are offered in this prospectus.

RULE 12B-1
DISTRIBUTION
FEES --
CLASS A
SHARES The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Class A shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, the Distributor, to pay or reimburse certain distribution-related expenses. The Trust is currently paying DSI at an annual rate of 0.15% for certain distribution - related expenses. The Trust will notify shareholders if it intends to pay DSI more than 0.15% (but in no event more than .025%) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of you investment and may cost more than paying other types of sales charges. These expenses include, but are not necessarily limited to, the costs of the following:

               (a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners;

               (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

                    Trust and including materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

               (c) holding seminars and sales meetings designed to promote Trust shares;

               (d) obtaining information and providing explanations to variable contract owners regarding a portfolio's investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio's Class A Shares;

               (e)  training sales personnel regarding the Trust

               (f) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Trust; and

               (g) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the portfolios' Class A Shares.

SERVICE FEES --
CLASS A
SHARES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class A shares and their beneficial shareholders, including variable contract owners with interests in the portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the portfolio's average daily net assets attributable to its Class A shares.

               In connection with the implementation of the Multiple Class Plan for Class A shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               All Cap                                    1.00%
               -----------------------------------------------------------------
               Asset Allocation Growth                    1.00%
               -----------------------------------------------------------------
               Capital Appreciation                       0.94%
               -----------------------------------------------------------------
               Capital Growth                             1.01%
               -----------------------------------------------------------------
               Capital Guardian Small Cap
                 (formerly Small Cap)                     0.94%
               -----------------------------------------------------------------
               Developing World                           1.75%
               -----------------------------------------------------------------
               Diversified Mid-Cap                        1.00%
               -----------------------------------------------------------------
               Equity Income                              0.94%
               -----------------------------------------------------------------
               Fully Managed                              0.94%
               -----------------------------------------------------------------
               Hard Assets                                0.94%
               -----------------------------------------------------------------
               Investors                                  1.00%
               -----------------------------------------------------------------
               Large Cap Value                            1.00%
               -----------------------------------------------------------------
               Managed Global                             1.25%
               -----------------------------------------------------------------
               Real Estate                                0.94%
               -----------------------------------------------------------------
               Strategic Equity                           0.94%
               -----------------------------------------------------------------
               Van Kampen Growth and Income
                 (formerly Rising Dividends)*             0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $840 million with respect to the Van Kampen Growth and Income Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Internet TollkeeperSM                      1.85% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Equity Growth                                0.75%of first $250 million;
                                             0.70% of next $250 million;
                                             0.65% of next $500 million; and
                                             0.60% thereafter
--------------------------------------------------------------------------------
Focus Value                                  0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Fundamental Growth                           0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Global Franchise                             1.00 of the first $250 million;
                                             0.90% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE  GCG  TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002
Class I Shares
                              MONEY MARKET FUND
                                Liquid Asset Portfolio

                              BOND FUNDS
                                Core Bond Portfolio
                                Limited Maturity Bond Portfolio

                              BALANCED FUNDS
                                Total Return Portfolio

                              STOCK FUNDS
                                Growth Portfolio
                                J.P. Morgan Fleming Small Cap Equity Portfolio Janus Growth and Income Portfolio
                                  (formerly Growth and Income Portfolio)
                                Mid-Cap Growth Portfolio
                                Research Portfolio
                                Special Situations Portfolio
                                Value Equity Portfolio

                              INTERNATIONAL/GLOBAL

                                International Enhanced EAFE Portfolio
                                International Equity Portfolio

                                                                      [LOGO] ING

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    Core Bond ........................................................
    Growth ...........................................................
    International Enhanced EAFE ......................................
    International Equity .............................................
    J.P. Morgan Fleming Small Cap Equity .............................
    Janus Growth and Income
       (formerly Growth and Income) ..................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

FINANCIAL HIGHLIGHTS
    Core Bond ........................................................
    Growth ...........................................................
    International Equity .............................................
    Janus Growth and Income ..........................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

OVERALL MANAGEMENT OF THE TRUST ......................................

THE ADVISER ..........................................................

CLASS I SHARES .......................................................
    Advisory Fee......................................................

SHARE PRICE ..........................................................

TAXES AND DISTRIBUTIONS ..............................................

TO OBTAIN MORE INFORMATION ...........................................      Back

THE GCG TRUST TRUSTEES ...............................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment portfolios (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the Class I shares. For more information about Class I shares, please refer to the section of this prospectus called "Class I Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate
               Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have also exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

               and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio (except for the Liquid Asset Portfolio) will rise and fall. Although the Liquid Asset Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 10.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

CORE BOND                                         Seeks maximum total return, consistent with preservation
  Portfolio Manager:                              of capital and prudent investment management.
  Pacific Investment Management Company LLC
    ("PIMCO")

----------------------------------------------------------------------------------------------------------
GROWTH                                            Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

INTERNATIONAL ENHANCED EAFE                       Seeks total return from long-term capital growth
  Portfolio Manager:                              and income.
  J.P. Morgan Fleming Asset Management
    (London) Limited

----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY                              Seeks long-term growth of capital.
  Portfolio Manager:
  ING Investments, LLC

----------------------------------------------------------------------------------------------------------

J.P. MORGAN FLEMING SMALL CAP EQUITY              Seeks capital growth over the long term.
  Portfolio Manager:
  J.P. Morgan Fleming Asset Management
    (USA) Inc.

----------------------------------------------------------------------------------------------------------
JANUS GROWTH AND INCOME                           Seeks long-term capital growth and current income.
  Portfolio Manager:
  Janus Capital Management LLC

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests under normal circumstances at least 80% of          o Manager Risk                o Currency Risk
its net assets (plus borrowings for investment              o Market and Company Risk     o Derivative Risk
purposes) in a diversified portfolio of fixed               o Interest Rate Risk          o Liquidity Risk
income instruments of varying maturities.  The              o Issuer Risk                 o Mortgage Risk
average portfolio duration of the Portfolio                 o Credit Risk                 o Leveraging Risk
normally varies within a three- to six-year time            o Foreign Investment Risk
frame.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk
for their growth potential.  The Portfolio may              o Market and Company Risk
invest in companies of any size, from larger,               o Growth Investing Risk
well-established companies to smaller, emerging             o Small Company Risk
growth companies.                                           o Foreign Investment Risk
                                                            o High-Yield Bond Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of its        o Manager Risk                o Closed-End Investment
total assets in a broad portfolio of equity securities      o Market and Company Risk       Company Risk
of established foreign companies of various sizes,          o Foreign Investment Risk     o Derivative Risk
including foreign subsidiaries of U.S. companies, based     o Emerging Market Risk        o Defensive Investing Risk
in countries that                                           o Small Company Risk          o Diversification Risk
are represented in the Morgan Stanley Capital               o Unsponsored Depositary
International, Europe, Australia and Far East                 Receipts Risk
Index (the "EAFE Index").                                   o Convertible and Fixed
                                                              Income Securities Risk
--------------------------------------------------------------------------------------------------------------------

Under normal conditions, invests at least 80% of            o Manager Risk                o Medium and Small
its net assets in equity securities of issuers              o Market and Company Risk       Company Risk
located in countries outside of the United States.          o Foreign Investment Risk     o Liquidity Risk
                                                            o Emerging Market Risk        o Debt Securities Risk
                                                                                          o Market Trends Risk
--------------------------------------------------------------------------------------------------------------------

Normally emphasizes investments in common stocks.           o Manager Risk                o Convertible Securities
Under normal market conditions, invests at least            o Market and Company Risk       Risk
80% of its total assets in equity securities of             o Small Company Risk          o REIT Risk
small-cap companies.                                        o Foreign Investment Risk     o Derivative Risk
                                                            o Unsponsored Depositary      o Defensive Investing Risk
                                                              Receipts Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests up to 75% of its assets in equity          o Manager Risk              Additional non-principal
securities selected primarily for their growth              o Market and Company Risk   risks include:
potential, and at least 25% of its assets in                o Income Risk                 o Derivative Risk
securities the Portfolio Manager believes have              o Interest Rate Risk          o Sector Risk
income potential.                                           o Credit Risk                 o Small Company Risk
                                                            o Maturity Risk               o Call Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o High-Yield Bond Risk
                                                            o Special Situations Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND                             Seeks highest current income consistent with low risk to
  Portfolio Manager:                              principal and liquidity. As a secondary objective, seeks
  ING Investment Management LLC                   to enhance total  return through capital appreciation
                                                  when market factors, such as falling interest  rates and
                                                  rising bond prices, indicate  that capital appreciation
                                                  may be available without significant risk to principal.

----------------------------------------------------------------------------------------------------------
LIQUID ASSET                                      Seeks high level of current income consistent with the
  Portfolio Manager:                              preservation of capital and liquidity.
  ING Investment Management LLC

----------------------------------------------------------------------------------------------------------

MID-CAP GROWTH                                    Seeks long-term growth of capital.
  Portfolio Manager:
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO                                Seeks long-term growth of capital and future
  Portfolio Manager:                              income.
  Massachusetts Financial Services Company

----------------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS                                Seeks capital appreciation.
  Portfolio Manager:
  Janus Capital Management LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio of             o Manager Risk                o Credit Risk
limited maturity debt securities with average               o Market and Company Risk     o Call Risk
maturity dates of five years or less and in no              o Income Risk
cases more than seven years.                                o Interest Rate Risk
                                                            o Issuer Risk

--------------------------------------------------------------------------------------------------------------------
Invests primarily in obligations of the U.S.                o Manager Risk
government and its agencies and instrumentalities,          o Income Risk
bank obligations, commercial paper and short-term           o Interest Rate Risk
corporate debt securities that mature in less than          o Credit Risk
one year.  The Portfolio seeks to maintain a
stable $1 share price.
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk                o High-Yield Bond Risk
common stocks and related securities (such as               o Market and Company Risk     o Active or Frequent
preferred stocks, convertible securities and                o Mid-Cap Company Risk          Trading Risk
depositary receipts) of companies with medium               o OTC Investment Risk         o Short Sales Risk
market capitalizations which the Portfolio Manager          o Growth Investing Risk       o Diversification Risk
believes have above-average growth potential.               o Foreign Investment Risk
                                                            o Emerging Market Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks and related securities (such as               o Market and Company Risk
preferred stocks, convertible securities and                o OTC Investment Risk
depositary receipts).  Focus is on companies the            o Foreign Investment Risk
Portfolio Manager believes have favorable                   o High-Yield Bond Risk
prospects for long-term growth, attractive                  o Active or Frequent Trading
valuations based on current and expected earnings             Risk
or cash flow, dominant or growing market share and
superior management.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities selected             o Manager Risk              Additional non-principal
for capital appreciation potential.  Emphasis is            o Market and Company Risk   risks include:
on stocks of "special situation" companies that             o Small Company Risk          o Derivative Risk
the Portfolio Manager believes have been                    o Foreign Investment Risk     o Sector Risk
overlooked or undervalued by other investors.               o High-Yield Bond Risk
Special situations arise when, in the Portfolio             o Special Situations Risk
Manager's opinion, securities of a particular               o Diversification Risk
company will appreciate in value due to a specific
development with respect to that issuer.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      Seeks above-average income (compared to a portfolio
  Portfolio Manager:                              entirely invested in equity securities) consistent with
  Massachusetts Financial Services Company        the prudent employment of capital. A secondary objective
                                                  is the reasonable opportunity for growth of capital and
                                                  income.

----------------------------------------------------------------------------------------------------------
VALUE EQUITY                                      Seeks  capital  appreciation.  Dividend  income is a
  Portfolio Manager:                              secondary objective.
  Eagle Asset Management, Inc.

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a combination of equity and            o Manager Risk                o Allocation Risk
fixed income securities.                                    o Market and Company Risk     o Convertible Securities
                                                            o Income Risk                   Risk
                                                            o Interest Rate Risk          o Undervalued Securities
                                                            o Credit Risk                   Risk
                                                            o Call Risk                   o High-Yield Bond Risk
                                                            o Maturity Risk               o Foreign Investment Risk
                                                            o Liquidity Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its assets in              o Manager Risk
equity securities of domestic and foreign issuers           o Market and Company Risk
that meet quantitative standards relating to                o Value Investing Risk
financial soundness and high intrinsic value                o Foreign Investment Risk
relative to price.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO

PORTFOLIO
MANAGER        Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT
OBJECTIVE      Maximum total return, consistent with preservation of capital and prudent investment management.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

               The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

               o LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio Manager will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      CORE BOND -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------

                    -8.62%            0.94%            2.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      2.46%      0.60%
     Lehman Brothers Aggregate Bond Index ...........      8.44%      6.82%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............      5.79%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/99 ............    (5.01)%
                        -------------------------------

               (1) PIMCO has managed the Portfolio since May 1, 2001. Performance prior to May 1, 2001 is attributable to a different portfolio manager that employed a "global" investment strategy.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE ON THE
PORTFOLIO
MANAGER Pacific Investment Management Company LLC ("PIMCO) has served as the Portfolio Manager for the Portfolio since May 1, 2001. Prior to that date, a different firm managed the Portfolio.

               PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2001, PIMCO had approximately $214.3 billion in assets under management.

               PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

               A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

               The Portfolio may also invest in:

               o foreign securities (including in emerging or developing markets)

               o    forward foreign currency contracts, futures and options

               o    debt securities

               o    high-yield bonds (up to 35%) of any quality

               When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               o    GROWTH INVESTING RISK. Growth stocks may be more volatile
                    than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        GROWTH -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------
                    78.13%           -21.99%         -30.23%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (30.23)%    3.16%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.31%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/01 ............   (24.22)%
                        -------------------------------

               (1) Janus Capital Management LLC has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since March 1, 1999. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Warren M. Lammert        Executive Vice President

                                        Mr. Lammert has been employed by Janus
                                        Capital since 1987 and has managed
                                        various other mutual funds and private
                                        accounts during that time. Mr. Lammert
                                        has earned the right to use the
                                        Chartered Financial Analyst designation.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL ENHANCED EAFE PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited

INVESTMENT
OBJECTIVE      Total return from long-term capital growth and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the world's stock markets (excluding the United States). Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

               The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager, completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.

               The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

               The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.

               The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

               o    Companies or governments in developing countries

               o Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc.("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

               o Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

               o High-quality money market instruments and repurchase agreements

               To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

               Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio invests in those currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE AND FIXED INCOME SECURITIES RISK. The market value of convertible securities and fixed income securities tends to decline as interest rates increase and increase as interest rates decline. Such a drop could be worse if the Portfolio invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

               o CLOSED-END INVESTMENT COMPANY RISK. If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

               o DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's potential returns.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Enhanced
               EAFE Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (London) Limited ("J.P.
               Morgan (London)") is the Portfolio Manager. J.P. Morgan (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. J.P. Morgan (London) is located at 20 Finsbury Street, London EC2Y9AQ.

               The following persons at J.P. Morgan (London) are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Peter Harrison           Managing Director at JP. Morgan
                                        (London); Head of the Global Portfolios
                                        Group.

                                        Mr. Harrison has worked at J.P. Morgan
                                        (London) since 1996 in a number of
                                        portfolio management roles.

               James Fisher             Managing Director at J.P. Morgan
                                        (London); Portfolio Manager of EAFE
                                        funds.

                                        Mr. Fisher has worked at J.P. Morgan
                                        (London) and its predecessor companies
                                        since 1985 in numerous investment roles.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO
MANAGER        ING Investments, LLC

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

               The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.

               The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

               The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.

               The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               o    FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be difficult to buy and sell securities in emerging market countries.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o MEDIUM AND SMALL COMPANY RISK. The Portfolio primarily invests in equity securities of larger companies. However, the Portfolio may also invest in small- and medium-sized companies. Investing in securities of medium and small companies may involve greater risks than investing in larger, more established issuers. Medium and small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, medium and small companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of medium and small company stocks tend to rise and fall in value more than other stocks. Although investing in smaller companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o LIQUIDITY RISK. Securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

               o DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls (may be unable to transfer currency from a given country); or creation of government monopolies.

               o MARKET TRENDS RISK. From time to time, the stock market may not favor the securities in which the Portfolio invests.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the International Equity
               Portfolio commenced operations on December 17, 2001, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER ING Investments, LLC ("ING Investments") serves as the portfolio manager to the Portfolio. ING Investments also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

               ING Investments is a wholly owned subsidiary of ReliaStar Financial Corp. and an indirect wholly owned subsidiary of ING Groep, N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. As of December 31, 2001, ING managed over $17.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.

               The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Richard T. Saler         Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. From 1986 until July 2000,
                                        Mr. Saler was Senior Vice President and
                                        Director of International Equity
                                        Strategy at Lexington Management
                                        Corporation ("Lexington"), which was
                                        acquired by ING Investments' parent
                                        company in July 2000.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               Phillip A. Schwartz      Senior Vice President and Director of
                                        International

                                        Equity Investment Strategy of ING
                                        Investments. Prior to joining ING
                                        Investments in July 2000, Mr. Schwartz
                                        was Senior Vice President and Director
                                        of International Equity Investment
                                        Strategy at Lexington, which was
                                        acquired by ING Investments' parent
                                        company in July 2000. Prior to 1993, Mr.
                                        Schwartz was a Vice President of
                                        European Research Sales with Cheuvreux
                                        de Virieu in Paris and New York.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO

PORTFOLIO
MANAGER        J.P. Morgan Fleming Asset Management (USA) Inc.

INVESTMENT
OBJECTIVE      Capital growth over the long term

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

               The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

               The Portfolio Manager use a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

               Up to 20% of the Portfolio's total assets may be invested in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

               Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

               The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

               The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

               The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources. Smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to liquidate. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o UNSPONSORED DEPOSITARY RECEIPTS RISK. The Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

               o CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

               o REIT RISK. The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illliquid than other types of securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o DERIVATIVE RISK. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions. If used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

               o DEFENSIVE INVESTING RISK. Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Portfolio is investing for temporary defensive purposes, could reduce the Portfolio's returns.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the J.P. Morgan Fleming Small
               Cap Equity Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)") serves as the portfolio manager to the Portfolio. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMFAM (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036.

               The following person at JPMFAM (USA) is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Juliet Ellis             Senior Portfolio Manager

                                        Ms. Ellis has worked at JPMFAM (USA)
                                        since 1987 as an analyst and portfolio
                                        manager.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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JANUS GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Long-term capital growth and current income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.

               The Portfolio Manager shifts assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

               The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

               The income component of the Portfolio will consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               o    special situation companies

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. A " special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 JANUS GROWTH AND INCOME -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -9.51%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (9.51)%    (7.85)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      7.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (11.84)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

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               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David J. Corkins         Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus Capital, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager invests primarily in a diversified portfolio of limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less.

               The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

               o ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will be greater than the benchmark.

               o YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

               o SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

               o SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

               The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Various security types are eligible for investment, including:

               o    corporate securities     o    mortgage-backed securities

               o    asset-backed securities  o    variable  and  floating rate
                                                  securities

               o U.S. Treasury securities and U.S. government agency securities

               o money market securities such as commercial paper, certificates of deposit and bankers' acceptances

               o    repurchase agreements and reverse repurchase agreements

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               o    futures contracts, options and options on futures contracts

               o    sovereign debt

               o    supranational organizations

               o    real estate investment trusts (REITS)

               In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

               The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  4.84%   6.20%  -1.19%  11.72%   4.32%   6.67%   6.86%   1.13%   7.73%   8.84%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 1-5 Year Corporate/Government Bond Index and the Lehman Brothers 1-5 Year/ Government Credit Bond Index. The Lehman Brothers 1-5 Year/ Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and Credit Securities with a maturity of one to five years. The Merrill Lynch 1-5 Year Corporate/Government Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

               The Portfolio Manager has determined that the Lehman Brothers 1-5 Year U.S. Government Credit/ Bond Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN(1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.84%    6.21%    5.65%       6.58%
     Merrill Lynch 1-5 Year
       Corporate/Government
       Bond Index ....................    8.89%    6.95%    6.53%       7.49%
     Lehman Brothers 1-5 Year
       U.S. Government/Credit
       Bond Index ....................    8.98%    6.92%    6.49%       7.61%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      4.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/94 ............    (1.04)%
                        -------------------------------

               (1) ING Investment Management LLC has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC ("ING Investment Management") (or investment advisers acquired by ING Investment Management) has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327.

               The Portfolio is managed by a team of five investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment Management as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LIQUID ASSET PORTFOLIO

PORTFOLIO
MANAGER        ING Investment Management LLC

INVESTMENT
OBJECTIVE      High level of current income consistent with the preservation of capital and liquidity

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.

               Step One:      The Portfolio Manager actively maintains a formal
                              Approved List of high quality companies

               Step Two:      Securities of Approved List issuers that meet
                              maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

               Step Three:    Eligible securities are reviewed to ensure that an
                              investment in such securities would not cause the Portfolio to exceed its diversification limits

               Step Four:     The Portfolio Manager makes yield curve
                              positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates

               Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

               o QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

               o MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

               o DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in U.S. dollar-denominated money market instruments including:

               o    U.S. Treasury and U.S. government agency securities

               o    fully collateralized repurchase agreements

               o bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

               o    commercial paper

               o    asset-backed securities

               o variable or floating rate securities, including variable rate demand obligations

               o short-term corporate debt securities other than commercial paper

               o    U.S. dollar-denominated foreign securities

               o    shares of other investment companies

               Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     LIQUID ASSET -- ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------

  3.13%   2.64%   3.70%   5.51%   5.01%   5.07%   5.05%   4.74%   6.05%   3.85%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    3.85%    4.95%    4.47%       5.08%
     Merrill Lynch 3-Month
       U.S Treasury Bill
       Index .........................    4.42%    5.20%    4.86%       5.54%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/89 ............      2.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      0.58%
                        -------------------------------

               The Portfolio's 7-day yield as of December 31, 2001 was 1.88%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER ING Investment Management LLC (or investment advisers acquired by ING Investment Management LLC) ("ING Investment Management") has managed the Portfolio since January 2, 1998. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients possessing portfolios, which, as of December 31, 2001, were valued at approximately $66.7 billion. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.

               The Portfolio is managed by a team of three investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investment as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MID-CAP GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts)of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.

               The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 28, 2001, the top of the Russell MidCap Growth Index was about $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

               The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement. The Portfolio may also engage in short sales "against the box" where the Portfolio owns or has the right to obtain at no additional cost, the securities that are sold.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Therefore, shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after the Portfolio investments in those currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               o SHORT SALES RISK. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                      MID-CAP GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    79.05%            8.18%          -23.62%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (23.62)%    17.36%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Russell 2000 Index .............................       2.49%      5.94%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     41.28%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (35.52)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

RESEARCH PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and future income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

               A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliate. The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

               The Portfolio may also invest in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o ACTIVE OR FREQUENT TRADING RISK. The Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         RESEARCH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                    24.23%           -4.54%          -21.46%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell Midcap Index. The Standard & Poor's 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/17/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (21.46)%    1.93%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Russell Midcap Index ...........................      (5.62)%    7.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     21.71%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (19.58)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of equity analysts.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

SPECIAL SITUATIONS PORTFOLIO

PORTFOLIO
MANAGER        Janus Capital Management LLC

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities selected for their capital appreciation potential. The Portfolio emphasizes stocks of "special situation" companies that the Portfolio Manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Portfolio Manager pays particular attention to companies that it thinks have high free cash flows.

               The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

               The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

               The Portfolio may also invest in:

               o    debt securities

               o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets)

               o    high-yield bonds (up to 35%) of any quality

               o    index/structured securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               o securities purchased on a when-issued, delayed delivery or forward commitment basis

               o    illiquid investments (up to 15%)

               CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified portfolio.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o SPECIAL SITUATIONS RISK. Investments in special situations companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               An investment in the Portfolio may also be subject to the following additional non-principal risks:

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    SPECIAL SITUATIONS -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                                     -5.03%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (5.03)%   (12.46)%
     Standard & Poor's 500 Index ....................     (11.88)%   (15.32)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     14.66%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.17)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Janus Capital Management LLC and its predecessor firm ("Janus Capital") has managed the Portfolio since its inception. Janus Capital has been an investment advisersince 1970, and provides advisory services to managed accounts and investment companies. As of December 31, 2001, Janus Capital managed approximately $182.5 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Janus Capital is a direct subsidiary of Janus Capital Corporation. Stilwell Financial Inc. ("Stilwell"), through its subsidiary Janus Capital Corporation, owns approximately 92% of the outstanding voting stock of Janus Capital. Stilwell, located at 920 Main Street, Kansas City, MO 64108-2008, is a publicly traded holding company with principal operations in financial asset management businesses.

               The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David C. Decker          Executive Vice President and Portfolio
                                        Manager of the Portfolio since its
                                        inception.

                                        Mr. Decker joined Janus Capital in 1992
                                        and has managed various other mutual
                                        funds and private accounts since that
                                        time. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

PORTFOLIO
MANAGER        Massachusetts Financial Services Company

INVESTMENT
OBJECTIVE      Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:

               o at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

               o at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

               EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

               While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

               o    a decline in the market

               o    poor economic conditions

               o developments that have affected or may affect the issuer of the securities or the issuer's industry

               o    the market has overlooked them

               Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

               o    a fixed income stream

               o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

               FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

               o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities,

               o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

               o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

               In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in mortgage pass-through securities and American Depositary Receipts.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                       TOTAL RETURN -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                     3.38%           16.50%            0.49%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........       0.49%     7.92%
     Standard & Poor's 500 Index ....................     (11.88)%    2.01%
     Lehman Brothers Government/
       Corporate Bond Index .........................       8.50%     6.69%
     60% S&P 500/40% Lehman Index ...................      (3.72)%    3.88%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/00 ............      7.27%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (5.45)%
                        -------------------------------

               The Portfolio Manager has determined that the Standard &Poor's 500 Index is the most appropriate index to use for comparative purposes. In the future, it will be the only benchmark compared to the Portfolio.

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Massachusetts Financial Services Company ("MFS") has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (referred to as "Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

               The Portfolio is managed by a team of portfolio managers at MFS.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO

PORTFOLIO
MANAGER        Eagle Asset Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation.  Dividend income is a secondary objective.

PRINCIPAL
STRATEGY The Portfolio normally invests at least 80% of its assets in equity securities of domestic Investment and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The principal strategies used to select the investments include:

               (i)  A two-step process to identify possible value opportunities:

               o Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

               o Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

               (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:

               o "Pure" value opportunities: stocks that appear attractive relative to the broader market

               o "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

               o "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders.

               The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
          ------------------------------------------------------------
                       VALUE EQUITY -- ANNUAL TOTAL RETURN (1)
          ------------------------------------------------------------

          35.21%   10.62%   27.28%    1.55%    0.51%    8.77%   -4.43%
          ------------------------------------------------------------
           1995     1996     1997     1998     1999     2000     2001
          ------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Value Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     1/3/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (4.43)%   6.20%     10.58%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     15.91%
     Russell 1000 Value Index ................     (5.59)%  11.13%     16.16%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.34%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.19)%
                        -------------------------------

               1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Eagle Asset Management, Inc. ("Eagle Asset") has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2001, Eagle Asset had approximately $5.9 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Edmund Cowart            Managing Director and Portfolio Manager

                                        Mr. Cowart assumed responsibility for
                                        the day-to-day investment decisions of
                                        the Value Equity Portfolio on August 1,
                                        1999. Prior to that, he served as
                                        Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------
CORE BOND PORTFOLIO (formerly Global Fixed Income Portfolio)**/##
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     9.60      $    10.06      $    11.17      $    10.47
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.26            0.12            0.34            0.09
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.02)          (0.03)          (1.30)           0.74
                                                         ----------------------------------------------------------
Total from investment operations                               0.24            0.09           (0.96)           0.83
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --           (0.32)          (0.14)          (0.09)
Dividends in excess of net investment income                     --              --              --           (0.04)
Distributions from capital gains                              (0.05)        (0.00)1              --              --
Distributions in excess of capital gains                         --              --           (0.01)             --
Return of capital                                                --           (0.23)             --              --
                                                         ----------------------------------------------------------
Total distributions                                           (0.05)          (0.55)          (0.15)          (0.13)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $     9.79      $     9.60      $    10.06      $    11.17
===================================================================================================================
Total return                                                   2.46%           0.94%          (8.62)%          7.99%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  122,176      $   47,126      $   30,371      $   21,932
Ratio of operating expenses to average net assets              1.13%           1.60%           1.60%           1.74%+
Ratio of net investment income to average net assets           3.30%           3.62%           3.17%           2.37%+
Portfolio turnover rate                                         745%            156%             87%             25%
-------------------------------------------------------------------------------------------------------------------

     * The Core Bond Portfolio (formerly the Global Fixed Income Portfolio) commenced operations on August 14, 1998.
     ** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Portfolio to the Core Bond Portfolio and a change of investment strategy.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO**/##
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    19.78      $    27.49      $    15.62      $    13.63
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  0.001            0.29           (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (5.98)          (6.43)          12.23            2.02
                                                         ----------------------------------------------------------
Total from investment operations                              (5.98)          (6.14)          12.20            1.99
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                            --           (0.34)             --              --
Distributions from capital gains                                 --           (1.23)          (0.33)             --
Return of capital                                                --         (0.00)1              --              --
                                                         ----------------------------------------------------------
Total distributions                                              --           (1.57)          (0.33)             --
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    13.80      $    19.78      $    27.49      $    15.62
===================================================================================================================
Total return                                                 (30.23)%        (21.99)%         78.13%          14.60%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,101,625      $1,638,875      $1,416,872      $  231,216
Ratio of operating expenses to average net assets              1.01%           0.99%           1.04%           1.09%+
Ratio of net investment income/(loss) to
     average net assets                                        0.01%           0.19%          (0.40)%         (0.58)%+
Portfolio turnover rate                                          88%             60%            116%             88%
-------------------------------------------------------------------------------------------------------------------

     *    The Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Janus Capital Management LLC has served as Portfolio Manager for the Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Portfolio to the Growth Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO *
----------------------------------------------------------------------------
                                                                     YEAR
                                                                     ENDED
----------------------------------------------------------------------------
                                                                   12/31/01**
----------------------------------------------------------------------------
Net asset value, beginning of period                              $     8.26
                                                                  ----------
INCOME/(LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss                                                  (0.00)1
Net realized and unrealized gain on investments
    and foreign currencies                                              0.03
                                                                  ----------
Total from investment operations                                        0.03
                                                                  ----------
Net asset value, end of period                                    $     8.29
============================================================================
Total return                                                            0.36%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  171,577
Ratio of operating expenses to average net assets                       1.25%+
Ratio of net investment loss to average net assets                     (0.15)%+
Portfolio turnover rate                                                   99%
----------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     ** The International Equity Portfolio commenced operations on December 17, 2001.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS GROWTH AND INCOME PORTFOLIO (formerly Growth and Income Portfolio) */##
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                        12/31/01      12/31/00**#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.97     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.02           0.07
Net realized and unrealized loss on
    investments and foreign currencies                      (0.97)         (0.09)
                                                       -------------------------
Total from investment operations                            (0.95)         (0.02)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.05)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.97     $     9.97
================================================================================
Total return                                                (9.51)%        (0.21)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   93,222     $   15,231
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.93%          2.63%+
Portfolio turnover rate                                        42%             5%
--------------------------------------------------------------------------------

     * On January 30, 2002 there was a name change from Growth and Income Portfolio to Janus Growth and Income Portfolio.
     ** The Janus Growth and Income Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  10.53      $  10.42      $  10.68      $  10.31      $  10.43
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.41          0.55          0.48          0.24          0.60
Net realized and unrealized gain(loss) on
    investments and foreign currencies                       0.52          0.26         (0.36)         0.47          0.09
                                                         ----------------------------------------------------------------
Total from investment operations                             0.93          0.81          0.12          0.71          0.69
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
Distributions from capital gains                               --            --            --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.44)        (0.70)        (0.38)        (0.34)        (0.81)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  11.02      $  10.53      $  10.42      $  10.68      $  10.31
=========================================================================================================================
Total return                                                 8.84%         7.73%         1.13%         6.86%         6.67%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $462,492      $251,060      $207,109      $148,426      $ 53,839
Ratio of operating expenses to average net assets            0.53%         0.55%         0.57%         0.60%         0.61%
Ration of operating expenses to average net assets,
    including interest expense                               0.54%         0.56%           --            --            --
Ratio of net investment income to average net assets         4.98%         6.11%         5.29%         5.15%         5.71%
Portfolio turnover rate                                       117%          153%          128%           52%           81%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED         ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                         ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.038         0.059         0.046         0.050         0.050
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.038)       (0.059)       (0.046)       (0.050)       (0.050)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
=========================================================================================================================
Total return                                                 3.85%         6.05%         4.74%         5.05%         5.07%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $1,126,626    $718,891      $579,848      $211,730      $ 59,453
Ratio of operating expenses to average net assets            0.54%         0.55%         0.56%         0.59%         0.61%
Ratio of net investment income to average net assets         3.63%         5.91%         4.71%         4.92%         4.99%
-------------------------------------------------------------------------------------------------------------------------

     * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Portfolio. Prior to August 13, 1996, the Portfolio had been advised by other Portfolio Managers.
     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    18.67      $    29.59      $    18.10      $    15.68
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                  (0.10)          (0.10)          (0.03)           0.01
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                    (4.31)           1.43           14.22            2.52
                                                         ----------------------------------------------------------
Total from investment operations                              (4.41)           1.33           14.19            2.53
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             --              --              --           (0.01)
Distributions from capital gains                              (0.08)         (12.25)          (2.70)          (0.10)
                                                         ----------------------------------------------------------
Total distributions                                           (0.08)         (12.25)          (2.70)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    14.18      $    18.67      $    29.59      $    18.10
===================================================================================================================
Total return                                                 (23.62)%          8.18%          79.05%          16.12%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,133,396      $1,461,745      $  781,807      $  252,022
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.95%+
Ratio of net investment income/(loss) to average
    net assets                                                (0.64)%         (0.58)%         (0.21)%          0.15%+
Portfolio turnover rate                                          94%            150%            159%             55%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Mid-Cap Growth Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RESEARCH PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    20.95      $    24.81      $    20.31      $    17.75
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                   0.03           (0.01)           0.01            0.02
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (4.53)          (1.25)           4.90            2.56
                                                         ----------------------------------------------------------
Total from investment operations                              (4.50)          (1.26)           4.91            2.58
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.02)          (0.04)          (0.01)          (0.01)
Distributions in excess of net investment income                 --              --              --           (0.01)
Distributions from capital gains                              (0.43)          (2.56)          (0.40)             --
                                                         ----------------------------------------------------------
Total distributions                                           (0.45)          (2.60)          (0.41)          (0.02)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    16.00      $    20.95      $    24.81      $    20.31
===================================================================================================================
Total return                                                 (21.46)%         (4.54)%         24.23%          14.54%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  871,059      $1,147,196      $1,014,656      $  613,771
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.94%+
Ratio of net investment income/(loss) to average
    net assets                                                 0.15%          (0.06)%          0.02%           0.23%+
Portfolio turnover rate                                          97%             87%             89%             35%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Research Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL SITUATIONS PORTFOLIO *
--------------------------------------------------------------------------------
                                                         YEAR           PERIOD
                                                         ENDED          ENDED
--------------------------------------------------------------------------------
                                                         12/31/01      12/31/00**#
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.91     $    10.00
                                                       -------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                       0.001           0.04
Net realized and unrealized loss on investments
    and foreign currencies                                  (0.45)         (1.12)
                                                       -------------------------
Total from investment operations                            (0.45)         (1.08)
                                                       -------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.02)         (0.01)
Dividends from capital gains                                   --          (0.00)1
                                                       -------------------------
Total distributions                                         (0.02)         (0.01)
                                                       -------------------------
Net asset value, end of period                         $     8.44     $     8.91
================================================================================
Total return                                                (5.03)%       (10.80)%++
================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   26,151     $    8,125
Ratio of operating expenses to average net assets            1.11%          1.10%+
Ratio of net investment income to average net assets         0.25%          1.92%+
Portfolio turnover rate                                        95%            12%
--------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Special Situations Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR            PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------
                                                          12/31/01        12/31/00        12/31/99       12/31/98**#
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    17.00      $    15.80      $    15.80      $    14.88
                                                         ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.44            0.50            0.42            0.17
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                        (0.37)           2.07            0.11            0.86
                                                         ----------------------------------------------------------
Total from investment operations                               0.07            2.57            0.53            1.03
                                                         ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.46)          (0.63)          (0.31)          (0.11)
Distributions from capital gains                              (0.63)          (0.74)          (0.22)             --
                                                         ----------------------------------------------------------
Total distributions                                           (1.09)          (1.37)          (0.53)          (0.11)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $    15.98      $    17.00      $    15.80      $    15.80
===================================================================================================================
Total return                                                   0.49%          16.50%           3.38%           6.90%++
===================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,002,724      $  832,527      $  675,754      $  453,093
Ratio of operating expenses to average net assets              0.89%           0.88%           0.91%           0.98%+
Ratio of net investment income to average net assets           2.88%           3.28%           3.04%           2.95%+
Portfolio turnover rate                                         106%            113%             81%             37%
-------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Total Return Portfolio commenced operations on August 14, 1998.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR         PERIOD
                                                           ENDED         ENDED         ENDED         ENDED        ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                         12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  16.61      $  15.52      $  15.88      $  16.13      $  13.92
                                                         ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.12          0.13          0.17          0.19          0.16
Net realized and unrealized gain/(loss) on
    investments and foreign currencies                      (0.86)         1.22         (0.09)         0.06          3.63
                                                         ----------------------------------------------------------------
Total from investment operations                            (0.74)         1.35          0.08          0.25          3.79
                                                         ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.11)        (0.19)        (0.15)        (0.18)        (0.18)
Distributions from capital gains                            (0.21)        (0.02)        (0.29)        (0.32)        (1.40)
Return of capital                                              --         (0.05)           --            --            --
                                                         ----------------------------------------------------------------
Total distributions                                         (0.32)        (0.26)        (0.44)        (0.50)        (1.58)
                                                         ----------------------------------------------------------------
Net asset value, end of year                             $  15.55      $  16.61      $  15.52      $  15.88      $  16.13
=========================================================================================================================
Total return                                                (4.43)%        8.77%         0.51%         1.55%        27.28%
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $204,675      $186,345      $141,595      $129,784      $ 80,048
Ratio of operating expenses to average net assets            0.95%         0.95%         0.96%         0.98%         0.99%
Ratio of net investment income to average net assets         0.76%         0.92%         1.11%         1.49%         1.31%
Portfolio turnover rate                                        61%           84%           62%          124%          128%
-------------------------------------------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the share are invested in the same porfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS I
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject to shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only Class I shares are offered in this prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

               In connection with the implementation of the Trust's Multiple Class Plan for Class I shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Core Bond                                  1.00% annualized
               -----------------------------------------------------------------
               Growth*                                    1.01%
               -----------------------------------------------------------------
               Janus Growth and Income                    1.10%
               -----------------------------------------------------------------
               Limited Maturity Bond                      0.53%
               -----------------------------------------------------------------
               Liquid Asset                               0.53%
               -----------------------------------------------------------------
               Mid-Cap Growth                             0.88%
               -----------------------------------------------------------------
               Research                                   0.88%
               -----------------------------------------------------------------
               Special Situations                         1.10%
               -----------------------------------------------------------------
               Total Return                               0.88%
               -----------------------------------------------------------------
               Value Equity                               0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.3 billion with respect to the Growth Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               International Equity                       1.25% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio, unless otherwise noted):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
International Enhanced EAFE                  1.00% of first $50 million;
                                             0.95% of next $200 million;
                                             0.90% of the next $250 million;
                                             and 0.85% thereafter
--------------------------------------------------------------------------------
J.P. Morgan Fleming Small Cap Equity         0.90% of the first $200 million;
                                             0.85% of the next $300 million;
                                             0.80% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE  GCG  TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS
MAY 1, 2002
Class I Shares

                              BALANCED FUNDS
                                Asset Allocation Portfolio
                                Fully Managed Portfolio

                              STOCK FUNDS
                                All Cap Portfolio
                                Capital Appreciation Portfolio
                                Capital Growth Portfolio
                                Capital Guardian Small Cap Portfolio
                                  (formerly Small Cap)
                                Developing World Portfolio
                                Diversified Mid-Cap Portfolio
                                Equity Growth Portfolio
                                Equity Income  Portfolio
                                Focus Value Portfolio
                                Fundamental Growth Portfolio
                                Hard Assets Portfolio
                                Internet TollkeeperSM Portfolio*
                                Investors Portfolio
                                Large Cap Value Portfolio
                                Real Estate Portfolio
                                Strategic Equity Portfolio
                                Van Kampen Growth and Income Portfolio
                                  (formerly Rising Dividends)

                              INTERNATIONAL/GLOBAL
                                Developing World Portfolio
                                Global Franchise Portfolio
                                Managed Global Portfolio

                              * Internet Tollkeeper SM" is a service mark of
                                Goldman, Sachs & Co.

                                                                      [LOGO] ING

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE
     "PORTFOLIOS."

                                                                            PAGE
INTRODUCTION

    The GCG Trust ....................................................
    Investing through your Variable Contract .........................
    Why Reading this Prospectus is
       Important .....................................................
    Types of Funds ...................................................
    General Risk Factors .............................................

PORTFOLIOS AT A GLANCE ...............................................

DESCRIPTION OF THE PORTFOLIOS
    Core Bond ........................................................
    Growth ...........................................................
    International Enhanced EAFE ......................................
    International Equity .............................................
    J.P. Morgan Fleming Small Cap Equity .............................
    Janus Growth and Income
       (formerly Growth and Income) ..................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

MORE INFORMATION
    A Word about Portfolio Diversity .................................
    Additional Information about the
       Portfolios ....................................................
    Non-Principal Investments and Strategies .........................
    Temporary Defensive Positions ....................................
    Portfolio Turnover ...............................................
    Independent Auditors .............................................

FINANCIAL HIGHLIGHTS
    Core Bond ........................................................
    Growth ...........................................................
    International Equity .............................................
    Janus Growth and Income ..........................................
    Limited Maturity Bond ............................................
    Liquid Asset .....................................................
    Mid-Cap Growth ...................................................
    Research .........................................................
    Special Situations ...............................................
    Total Return .....................................................
    Value Equity .....................................................

OVERALL MANAGEMENT OF THE TRUST ......................................

THE ADVISER ..........................................................

CLASS I SHARES .......................................................
    Advisory Fee......................................................

SHARE PRICE ..........................................................

TAXES AND DISTRIBUTIONS ..............................................

TO OBTAIN MORE INFORMATION ...........................................      Back

THE GCG TRUST TRUSTEES ...............................................      Back

     AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

THE GCG
TRUST The GCG Trust (the "Trust") is an open-end management investment company. The Trust consists of 36 investment portfolios (referred to individually as a "portfolio" and collectively, as the "portfolios"). Not all of the portfolios are offered in this prospectus.

               On February 26, 2002, the Board of Trustees approved a multiple class plan (the "Plan") for the portfolios of the Trust, subject to shareholder approval if required. Under the Plan, each portfolio may offer three classes of shares. This prospectus relates only to the Class I shares. For more information about Class I shares, please refer to the section of this prospectus called "Class I Shares."

INVESTING
THROUGH YOUR
VARIABLE
CONTRACT Shares of the portfolios of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the portfolios based on your allocation instructions. You do not deal directly with the portfolios to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING
THIS
PROSPECTUS
IS IMPORTANT   This prospectus explains the investment objective, risks and strategy of each of the portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate
               Account for future reference.

TYPES OF
FUNDS The portfolios are generally classified among three major asset classes: stock, bond and money market.

                      MONEY MARKET             BOND              STOCK
                          FUNDS                FUNDS             FUNDS
                    -------------------------------------------------------
                          LOWER             RISK/RETURN          HIGHER
                    -------------------------------------------------------

               o MONEY MARKET FUNDS. Money market instruments (also known as cash investments) are debt securities issued by governments, corporations, banks or other financial institutions.

               o BOND FUNDS. Bonds are debt securities representing loans from investors. A bond fund's share price - and therefore the value of your investment - can rise or fall in value because of changing interest rates or other factors.

               o BALANCED FUNDS. A balanced fund holds a mix of stocks, bonds, and sometimes cash investments. A balanced fund offers the convenience of investing in both stocks and bonds through a single fund.

               o STOCK FUNDS. Stocks - which represent shares of ownership in a company - generally offer the greatest potential for long-term growth of principal. Many stocks also provide regular dividends, which are generated by corporate profits. While stocks have historically provided the highest long-term returns, they have also exhibited the greatest short-term price fluctuations - so a stock fund has a higher risk of losing value over the short term.

GENERAL RISK
FACTORS Investing in the portfolios, as with an investment in any security, involves risk factors

--------------------------------------------------------------------------------
                            INTRODUCTION (CONTINUED)
--------------------------------------------------------------------------------

               and special considerations. A portfolio's risk is defined primarily by its principal investment strategies. An investment in a portfolio is not insured against loss of principal. As with any mutual fund, there can be no assurance that a portfolio will achieve its investment objective. Investing in shares of a portfolio should not be considered a complete investment program. The share value of each portfolio (except for the Liquid Asset Portfolio) will rise and fall. Although the Liquid Asset Portfolio seeks to preserve the value of your investment at $1.00 per share, it is still possible to lose money.

               It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The lower the risk, the lower the potential reward. As you consider an investment in a portfolio, you should take into account your personal tolerance for investment risk.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

The following table is a summary of the objectives, main investment strategies and risks of each portfolio. It is designed to help you understand the differences between the portfolios, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objectives, strategies and risks, which begin on page 12.

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

ALL CAP                                           Seeks capital appreciation through investment in
  Portfolio Manager:                              securities which the Portfolio Manager believes have
  Salomon Brothers Asset Management Inc           above-average capital appreciation potential.

----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH                           Seeks to maximize total return over the long term by
  Portfolio Manager:                              allocating its assets among stocks, bonds, short-term
  Fidelity Management & Research Company          instruments and other investments.

----------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION                              Seeks long-term capital growth.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH                                    Seeks long-term total return.
  Portfolio Manager:
  Alliance Capital Management L.P.

----------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP                        Seeks long-term capital appreciation.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
DEVELOPING WORLD                                  Seeks capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk
companies of any size.  Uses fundamental analysis           o Market and Company Risk
to select securities of individual companies                o Growth Investing Risk
across industries to reduce risk.                           o Small Company Risk
                                                            o Mid-Cap Company Risk
                                                            o Undervalued Securities
                                                              Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Allocates assets among the following classes or             o Manager Risk              o Foreign Investment Risk
types of investments: stocks, including equity              o Market and Company Risk   o Derivative Risk
securities of all types; bonds, including all               o Income Risk
varieties of fixed-income securities and                    o Interest Rate Risk
lower-quality debt securities, maturing in more             o Credit Risk
than one year; and all types of short-term and              o Call Risk
money market instruments.                                   o Maturity Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities the                  o Manager Risk
Portfolio Manager believes to be undervalued                o Market and Company Risk
relative to issuer's current or projected                   o Value Investing Risk
earnings, or relative to current market values of           o Foreign Investment Risk
issuer's assets, or relative to equity markets
generally.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks of middle                o Manager Risk              o Mid-Cap Company Risk
capitalization companies.  Focus is on companies            o Market and Company Risk   o High-Yield Bond Risk
the Portfolio Manager believes offer superior               o Growth Investing Risk     o Industry Concentration
relative earnings growth potential.                         o Foreign Investment Risk     Risk
                                                            o Small Company Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk
securities of small capitalization ("small-cap")            o Market and Company Risk
companies. The Portfolio Manager considers                  o Small Company Risk
small-cap companies to be companies that have               o OTC Investment Risk
total market capitalization within the range of
companies included in the Russell 2000 Index or
the Standard & Poor's SmallCap 600 Index.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of                   o Manager Risk
companies in emerging market countries.  The                o Market and Company Risk
Portfolio normally invests in at least 6 emerging           o Emerging Market Risk
market countries, with no more than 35% of its              o Foreign Investment Risk
assets in any one country.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

DIVERSIFIED MID-CAP                               Seeks long-term growth of capital.
  Portfolio Manager:
  Fidelity Management & Research Company

----------------------------------------------------------------------------------------------------------
EQUITY GROWTH                                     Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
EQUITY INCOME                                     Seeks substantial dividend income as well as long-term
  Portfolio Manager:                              growth of capital.
  T. Rowe Price Associates, Inc.

----------------------------------------------------------------------------------------------------------
FOCUS VALUE                                       Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

FULLY MANAGED                                     Seeks, over the long-term, a high total investment
  Portfolio Manager:                              return, consistent with the preservation of capital and
  T. Rowe Price Associates, Inc.                  prudent investment risk.

----------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH                                Seeks long-term growth of capital.
  Portfolio Manager:
  Mercury Advisors

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally invests primarily in common stocks.                o Manager Risk
Normally invests at least 80% of its assets in              o Market and Company Risk
securities of companies with medium market                  o Growth Investing Risk
capitalizations.                                            o Value Investing Risk
                                                            o Small Company Risk
                                                            o Foreign Investment Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

Invests primarily in growth-oriented equity                 o Manager Risk              o Foreign Investment Risk
securities of large capitalization U.S. and, to a           o Market and Company Risk
limited extent, foreign companies that are listed           o Growth Investing Risk
on U.S. exchanges or traded in U.S. markets.                o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Normally invests at least 80% of its net assets in          o Manager Risk
common stocks, with 65% in the common stocks of             o Market and Company Risk
well-established companies paying above-average             o Value Investing Risk
dividends.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in a diversified portfolio                o Manager Risk
consisting of equity securities that the Portfolio          o Market and Company Risk
Manager believes are undervalued relative to its            o Risks of Securities of
assessment of the issuer's current or prospective             Issuers with Financial
condition.                                                    and Economic Problems
                                                            o Debt Securities Risk

                                                            The Portfolio also may be subject, to a lesser extent,
                                                            to the following general risks and risks associated with
                                                            the following investment strategies:
                                                            o Foreign Investment Risk
                                                            o Borrowing and Leverage Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
                                                            o Writing Covered Call Options Risk
                                                            o Junk Bond Risk
                                                            o Call and Redemption Risk
                                                            o Sovereign Debt Risk
                                                            o Illiquid Securities Risk
                                                            o Restricted Securities Risk
                                                            o Rule 144A Securities Risk
--------------------------------------------------------------------------------------------------------------------

Pursues an active asset allocation strategy                 o Manager Risk
whereby investments are allocated among three               o Market and Company Risk
asset classes -- equity securities, debt securities,        o Income Risk
and money market instruments. Invests primarily in          o Interest Rate Risk
common stocks of established companies that are             o Credit Risk
believed to have above-average potential for                o Call Risk
capital growth.                                             o Value Investing Risk
                                                            o Allocation Risk
--------------------------------------------------------------------------------------------------------------------

Invests in a diversified portfolio consisting               o Manager Risk
primarily of common stocks.                                 o Market and Company Risk
                                                            o Growth Investing Risk
                                                            o Foreign Investment Risk
                                                            o Securities Lending Risk
                                                            o Derivative Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

GLOBAL FRANCHISE                                  Seeks long-term capital appreciation.
  Portfolio Manager:
  Van Kampen

----------------------------------------------------------------------------------------------------------
HARD ASSETS                                       Seeks long-term capital appreciation.
  Portfolio Manager:
  Baring International Investment Limited

----------------------------------------------------------------------------------------------------------
INTERNET TOLLKEEPERSM                             Seeks long-term growth of capital.
  Portfolio Manager:
  Goldman Sachs Asset Management,
  a business unit of the Investment Management
  Division of Goldman, Sachs & Co.

----------------------------------------------------------------------------------------------------------
INVESTORS                                         Seeks long-term growth of capital.  Current income is a
  Portfolio Manager:                              secondary objective.
  Salomon Brothers Asset Management Inc

----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE                                   Seeks long-term growth of capital and income.
  Portfolio Manager:
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
MANAGED GLOBAL                                    Seeks capital appreciation.  Current income is only an incidental
  Portfolio Manager:                              consideration.
  Capital Guardian Trust Company

----------------------------------------------------------------------------------------------------------
REAL ESTATE                                       Seeks capital appreciation.  Current income is a
  Portfolio Manager:                              secondary objective.
  Van Kampen

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of issuers           o Manager Risk              o Derivative Risk
located throughout the world that the Portfolio             o Market and Company Risk   o Diversification Risk
Manager believes have, among other things,                  o Foreign Investment Risk   o Small Company Risk
resilient business franchises and growth potential.         o Emerging Market Risk
                                                            o Price Volatility Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in the equities          o Manager Risk              o OTC Investment Risk
of producers of commodities.                                o Market and Company Risk   o Foreign Investment Risk
                                                            o Hard Asset Risk           o Emerging Market Risk
                                                            o Sector Concentration      o Diversification Risk
                                                              Risk
                                                            o Industry Concentration
                                                              Risk
--------------------------------------------------------------------------------------------------------------------

Under normal circumstances, invests at least 80%            o Manager Risk              o Price Volatility Risk
of its net assets plus any borrowings for                   o Market and Company Risk   o Growth Investing Risk
investment purposes (measured at time of                    o Interest Rate Risk        o Foreign Investment Risk
investment) in equity investments in "Internet              o Credit Risk               o Emerging Market Risk
Tollkeeper" companies, which are companies in the           o Internet Risk             o Stock Risk
media, telecommunications, technology and Internet          o IPO Risk                  o Derivative Risk
sectors, which provide access, infrastructure,              o Industry Concentration    o Liquidity Risk
content and services to Internet companies and                Risk                      o REIT Risk
Internet users.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in equity securities of U.S.              o Manager Risk              o Credit Risk
companies. Also invests in other equity                     o Market and Company Risk   o Call Risk
securities, and to a lesser degree, in                      o Income Risk               o Maturity Risk
income-producing securities such as debt                    o Interest Rate Risk        o Growth Investing Risk
securities.

--------------------------------------------------------------------------------------------------------------------

Invests, under normal conditions, at least 80% of           o Manager Risk
its assets in equity and equity-related securities          o Market and Company Risk
of companies with market capitalizations greater            o Growth Investing Risk
than $1 billion at the time of investment.
--------------------------------------------------------------------------------------------------------------------

Invests primarily in common stocks traded in                o Manager Risk
securities markets throughout the world.                    o Market and Company Risk
Generally invests at least 65% of its total assets          o Emerging Market Risk
in at least three countries, one of which may be            o Small Company Risk
the United States.                                          o Foreign Investment Risk
                                                            o Diversification Risk
--------------------------------------------------------------------------------------------------------------------

Invests at least 80% of its assets in equity                o Manager Risk              o Industry Concentration
securities of companies in the real estate                  o Market and Company Risk     Risk
industry that are listed on national exchanges or           o Real Estate Risk          o Diversification Risk
NASDAQ.

--------------------------------------------------------------------------------
PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AND PORTFOLIO MANAGERS                            INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

STRATEGIC EQUITY                                  Seeks capital appreciation.
  Portfolio Manager:
  A I M Capital Management, Inc.

----------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME                      Seeks long-term growth of capital and income.
  Portfolio Manager:
  Van Kampen
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY                               INVESTMENT RISKS
--------------------------------------------------------------------------------------------------------------------

Normally, invests at least 80% of its net assets            o Manager Risk
in securities of mid-cap companies.  Focus is on            o Market and Company Risk
companies the Portfolio Manager believes are                o Growth Investing Risk
likely to benefit from new or innovative products,          o Small Company Risk
services or processes as well as those that have            o Foreign Investment Risk
experienced above-average long-term growth in               o Mid-Cap Company Risk
earnings and have excellent prospects for future            o Derivative Risk
growth.
--------------------------------------------------------------------------------------------------------------------

Under normal market conditions, invests primarily           o Manager Risk              o Foreign Investment Risk
in what the Portfolio Manager believes to be                o Market and Company Risk   o Derivative Risk
income-producing equity securities, including               o Small, Newly Formed
common stocks and convertible securities.                     and Medium-sized
                                                              Company Risk
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Capital Appreciation through investment in securities which the
               Portfolio Manager believes have above-average capital appreciation potential.

PRINCIPAL
INVESTMENT
STRATEGY       The Portfolio invests primarily in equity securities of U.S.
               companies.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager seeks to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The Portfolio Manager evaluates companies of all sizes.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o Stock prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

               o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares

               o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

               Equity investments may involve added risks. Investors could lose money on their investment in the Portfolio.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. The Portfolio's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. The Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

               o DIVERSIFICATION RISK. A non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                         ALL CAP -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------

                                      1.91%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      1.91%      9.84%
     Russell 3000 Index .............................    (11.46)%    (7.97)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     11.45%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (13.18)%
                        -------------------------------

    (1)  The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Salomon Brothers Asset Management Inc ("SaBAM") is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM was registered as a U.S. Investment Advisor in 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John G. Goode            Managing Director, SaBAM

                                        Mr. Goode has been employed by Citigroup
                                        Inc. or its predecessor firms since
                                        1969.

               Peter J. Hable           Managing Director, SaBAM

                                        Mr. Hable has been employed by Citigroup
                                        Inc. and its predecessor firms since
                                        1983.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ASSET ALLOCATION GROWTH PORTFOLIO*

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager allocates the Portfolio's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

               The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity.

               The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. The Portfolio Manager may also invest the Portfolio's assets in other instruments that do not fall within these classes.

               The Portfolio Manager has the ability to allocate the Portfolio's assets within specified ranges. The Portfolio's neutral mix represents the benchmark for its combination of investments in each asset class over time. The Portfolio Manager may change the neutral mix from time to time. The approximate neutral mix is 70% of assets in stocks, 25% of assets in bonds of any quality, and 5% of assets in short-term and money market instruments.

               The Portfolio Manager will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the Portfolio Manager regularly reviews the Portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the Portfolio's objective.

               The Portfolio Manager will invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               In buying and selling securities for the Portfolio, the Portfolio Manager generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

               * AS OF MAY 1, 2002, THIS PORTFOLIO WILL NO LONGER BE OFFERED TO NEW INVESTORS.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

               DESCRIPTION OF PRINCIPAL SECURITY TYPES:

               Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

               Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage-backed and other asset-backed securities.

               Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

               PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                 ASSET ALLOCATION GROWTH -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -6.52%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds, and mortgage-backed securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.52)%    (9.78)%
     Wilshire 5000 Index ............................     (10.99)%   (16.93)%
     Lehman Brothers Aggregate Bond Index ...........       8.44%     10.23%
     70% Wilshire 5000/30% Lehman Index .............      (5.17)%    (8.78)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........      6.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............    (9.17)%
                        -------------------------------

    (1)  The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. ("FIMM"). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109. FIMM, in Merrimack, New Hampshire, serves as sub-adviser for the Portfolio. FIMM is responsible for choosing certain types of fixed income securities for the Portfolio. FIMM is a wholly-owned subsidiary of FMR. As of December 31, 2001, FIMM had approximately $300 billion in total assets under management.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Ren Y. Cheng             Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Cheng as been employed as a
                                        portfolio manager by FMR since 1994.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Long-term capital growth

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities the Portfolio Manager believes to be undervalued relative to the Portfolio Manager's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally.

               The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective. Although the Portfolio may receive income from these investments, they will be purchased for their potential for growth of capital and not for their ability to generate income. The Portfolio also may invest up to 25% of its assets in foreign securities.

               The Portfolio Manager focuses on undervalued equity securities of:

               o    out-of-favor cyclical growth companies

               o established growth companies that are undervalued compared to historical relative valuation parameters

               o companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities

               o companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values

               The Portfolio Manager usually sells a particular security when it believes the company no longer fits into any of the above categories.

               In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                 CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      8.31%  -1.59%  30.16%  20.26%  28.95%  12.68%  24.64%  -15.22% -12.98%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR   5 YEAR     5/4/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (12.98)%   5.97%      9.82%
     Standard & Poor's 500 Index .............    (11.88)%  10.70%     13.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     17.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (15.59)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since April 1, 1999. Performance prior to April 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since April 1, 1999. Prior to that date, a different firm managed the Portfolio. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, TX 77046.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Joel E. Dobberpuhl       Senior Portfolio Manager

                                        Mr. Dobberpuhl has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Robert A. Shelton        Senior Portfolio Manager

                                        Mr. Shelton has been associated with AIM
                                        Capital and/or its affiliates since
                                        1995. Prior to 1995, he was a financial
                                        analyst for CS First Boston.

               Evan G. Harrel           Senior Portfolio Manager

                                        Mr. Harrel has been associated with AIM
                                        Capital and/or its affiliates since
                                        1998. From 1994 to 1998, he was Vice
                                        President of Van Kampen American Capital
                                        Asset Management, Inc. and a portfolio
                                        manager of various growth and equity
                                        funds.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Alliance Capital Management L.P.

INVESTMENT
OBJECTIVE      Long-term total return

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks of middle capitalization companies. Focus is on companies the Portfolio Manager believes offer superior relative earnings growth potential.

               The Portfolio Manager applies a growth-oriented investment philosophy defined by its:

               o    EARLY RECOGNITION OF CHANGE

               o Value is created through the dynamics of changing economic, industry and company fundamentals

               o The Portfolio Manager's willingness to invest on incomplete information

               o Judgment about the future, not merely extrapolation of the past

               o Invest in one to two year relative earnings strength at an early stage and at a reasonable price

               o    COMMITMENT TO FUNDAMENTAL RESEARCH

               o    Twenty-one fundamental analysts covering U.S. companies

               o    EMPHASIS ON STOCK SELECTION

               o Emphasis on companies and industries where the potential for change (earnings acceleration) is significant

               o    Remain fully invested

               Although the Portfolio will focus on companies with market capitalizations of up to $5 billion, the Portfolio remains flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price. The Portfolio may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies. These companies may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Portfolio may invest in:

               o foreign securities (including in emerging or developing markets)

               o    foreign currencies, options

               o lower-quality, high yielding debt securities (commonly called "junk bonds")

               o    "zero-coupon" bonds

               o    "payment-in-kind" bonds

               At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only overweight its investments in a particular market sector if the investment return available from such overweighting in that sector justifies any additional risk associated with heavily investing in that sector.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risk than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High-yield bonds are not considered investment grade.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                    CAPITAL GROWTH -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------

                    25.56%          -17.12%          -13.73%
                 ----------------------------------------------
                     1999             2000             2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's MidCap 400 Index and the Russell Midcap Growth Index. The Standard & Poor's MidCap 400 Index is an index comprised of 400 mid-cap U.S. stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

               The Portfolio Manager has determined that the Russell Midcap Growth Index is the most appropriate index to use for comparative purposes since it more closely reflects the Portfolio's growth-oriented investment strategy and composition. In the future, it will be the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    8/14/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (13.73)%    (0.32)%
     Russell Midcap Growth Index ....................     (20.15)%     4.80%
     Standard & Poor's MidCap 400 Index .............      (0.62)%    13.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     25.08%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (26.22)%
                        -------------------------------

               (1) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Alliance Capital Management L.P. ("Alliance Capital") is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

               Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA" Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA.

               The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Catherine Wood           Senior Vice President and Portfolio
                                        Manager, Alliance Capital, and Chief
                                        Investment Officer, Regent Investor
                                        Services, a division of Alliance
                                        Capital.

                                        Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a Director and Portfolio Manager, Equity Research Analyst and Chief Economist.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

CAPITAL GUARDIAN SMALL CAP PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:

               o    Russell 2000 Index

               o    Standard & Poor's SmallCap 600 Index

               Both indexes are broad indexes of small capitalization stocks. As of December 31, 2001, the range of market capitalization companies in the Russell 2000 Index was $2.7 million to $2.97 billion, the range of the market capitalization companies in the S&P SmallCap 600 Index was $60 million to $3.82 billion, and the combined range was $2.7 million to $3.82 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range.

               Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

               The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

               The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
  CAPITAL GUARDIAN SMALL CAP (FORMERLY SMALL CAP) -- ANNUAL TOTAL RETURN (1)/(2)
   --------------------------------------------------------------------------

      20.10%      10.32%      20.98%      50.61%      -18.17%      -1.56%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's SmallCap Index ("S&P SmallCap 600 Index"). The Russell 2000 Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    1/3/96
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................     (1.56)%    10.12%    11.73%
     Russell 2000 Index ......................      2.49%      7.52%     8.97%
     Standard & Poor's SmallCap
       600 Index .............................      6.51%     10.65%    12.36%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     33.90%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (25.89)%
                        -------------------------------

               (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $120.1 billion in assets as of December 31, 2001.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Michael R. Ericksen      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust organization in
                                        1986.

               James S. Kang            Mr. Kang is a Vice President for Capital
                                        International Research, Inc. with
                                        research and portfolio management
                                        responsibilities with Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1987.

               Robert G. Kirby          Mr. Kirby is a Chairman Emeritus and a
                                        portfolio manager of Capital Guardian
                                        Trust Company, and was a founding
                                        officer of the Capital Guardian Trust
                                        Company organization in 1968.

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1990.

               Lawrence R. Solomon      Mr. Solomon is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1984.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DEVELOPING WORLD PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Developing World Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

               LATIN AMERICA         ASIA          EUROPE           MIDDLE EAST
               Argentina             Bangladesh    Croatia          Africa
               Brazil                China         Czech Republic   Egypt
               Chile                 Hong Kong*    Estonia          Ghana
               Colombia              India         Greece           Israel
               Costa Rica            Indonesia     Hungary          Ivory Coast
               Jamaica               Korea         Poland           Jordon
               Mexico                Malaysia      Russia           Kenya
               Peru                  Pakistan      Turkey           Morocco
               Trinidad and Tobago   Philippines                    Nigeria
               Uruguay               Sri Lanka                      South Africa
               Venezuela             Taiwan                         Tunisia
                                     Thailand                       Zimbabwe
                                     Vietnam

               * Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.

               The Portfolio Manager, when defining "emerging markets," recognizes the International Finance Corporation definition of an emerging market as being those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita. In particular, the Portfolio Manager focuses on the constituent countries of the Morgan Stanley Emerging Markets Free Index. However, there are countries that satisfy the emerging definition even though they currently lie outside the Index.

               The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

               The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.

               Equity securities in which the Portfolio invests are primarily common stocks, but may also include other types of equity and equity derivative securities. The Portfolio may invest 10% in debt securities rated below investment-grade.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States,

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance.

               The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DEVELOPING WORLD -- ANNUAL TOTAL RETURN (1)/(2)
                 ----------------------------------------------
                    61.66%           -33.79%          -5.25%
                 ----------------------------------------------
                     1999             2000            2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/18/98
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........     (5.25)%    (7.25)%
     Morgan Stanley Capital International
       Emerging Markets Free Index ..................     (2.37)%    (4.84)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     31.50%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (22.80)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

               Baring provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $35.2 billion of assets.

               The Developing World Portfolio is managed by a team of 21 investment professionals.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Kate Munday              Investment Manager

                                        Ms. Munday has been an investment
                                        professional with Baring International
                                        and its ING affiliates since 1993 and
                                        has 16 years of investment experience.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

DIVERSIFIED MID-CAP PORTFOLIO

PORTFOLIO
MANAGER        Fidelity Management & Research Company

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL      The Portfolio Manager normally invests the Portfolio's assets
INVESTMENT     primarily in common stocks. The Portfolio Manager normally
STRATEGY       invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

               Although a universal definition of medium market capitalization companies does not exist, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

               The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

               The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

               The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                   DIVERSIFIED MID-CAP -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -6.64%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Index. The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    10/2/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (6.64)%    (6.02)%
     Russell Midcap Index ...........................      (5.62)%    (7.27)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     18.53%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.51)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Fidelity Management & Research Company ("FMR") has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

               As of December 31, 2001, FMR and its wholly owned subsidiaries had approximately $912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

               The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert L. Macdonald      Senior Vice President of FMR and
                                        Portfolio Manager.

                                        Mr. Macdonald has been employed by FMR
                                        since 1985 and has been a portfolio
                                        manager since 1987.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection and may focus the Portfolio's holdings within the limits permissible for a diversified fund. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.

               The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on companies that it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

               When the Portfolio Manager believes that changes in the economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short-and medium-term fixed income securities for temporary defensive purposes. If the Portfolio Manager incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. The portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. At times, large capitalization, growth-oriented, equity securities may underperform relative to other sectors in the overall market.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o FOREIGN INVESTMENT RISK. Investments in foreign issuers may be riskier than investments in U.S. issuers. Foreign companies may be affected by political, social and economic instability. There may be less public information available and differing regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. In addition, since underlying securities represented by depositary receipts are normally denominated and traded in foreign currencies, the value of the Portfolio's foreign holdings can be affected by currency exchange rates and exchange control regulations.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Equity Growth Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, Peter Dannenbaum, Executive Director, and Jeff Alvino, Executive Director.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Substantial dividend income as well as long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

               The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

               In selecting investments, the Portfolio Manager generally looks for companies with the following:

               o    an established operating history.

               o    above-average dividend yield relative to the S&P 500.

               o    low price/earnings ratio relative to the S&P 500.

               o a sound balance sheet and other positive financial characteristics.

               o low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

               While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including foreign securities, debt securities, and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    EQUITY INCOME -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  1.88%  11.13%  -1.18%  18.93%   8.77%  17.44%   8.26%  -0.72%  12.93%   1.36%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    1.36%    7.64%    7.66%       8.47%
     Standard & Poor's
       500 Index .....................  (11.88)%  10.70%   12.93%      13.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/00 ...........      8.68%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/99 ............    (8.63)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since March 1, 1999. Prior to that date, different firms at different times served as portfolio manager. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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FOCUS VALUE PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.

               The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

               o    depressed earnings

               o    special competition

               o    product obsolescence

               o    relatively low price-to-earnings and price-to-book ratios

               o    stock out of favor

               The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

               Although not principal strategies, the Portfolio may also use the following investment strategies:

               The Portfolio may invest in high yield debt securities that are rated below investment grade, commonly called "junk bonds."

               The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

               The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

               The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

               The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

               The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

               The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the type of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o RISKS OF SECURITIES OF ISSUERS WITH FINANCIAL AND ECONOMIC PROBLEMS. Investments in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of risk of substantial and, at times, even total loss. It may be difficult to obtain information and research about such issuers. These securities may not be widely traded. The market prices of such securities are subject to abrupt and rapid market movements and above average price volatility.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    The spread between bid and ask prices may be greater than
                    normally expected. It may take a number of years for the prices of these securities to reflect their intrinsic value.

               o DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.

               The Portfolio also may be subject, to a lesser extent, to the following general risks and risks associated with the following investment strategies:

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of the Portfolio's shares.

               o BORROWING AND LEVERAGE RISK. The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Portfolio shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The various derivative instruments that the Portfolios may use are described in more detail under "Investment Objectives and Additional Investment Strategies and Associated Risks" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part

                                       49
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    of a strategy designed to reduce exposure to other risks,
                    such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, credit risk and manager risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               o WRITING COVERED CALL OPTIONS RISK. The Portfolio may write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. In return for the premium income realized from the sale of covered call options, the Portfolio will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Portfolio effects a closing purchase transaction. If an option expires unexercised, the Portfolio will realize a gain in the amount of the premium.

                    This gain, of course, may be offset by a decline in the market price of the underlying security during the option period. Additionally, the cost of a closing purchase transaction may be greater than the premium received on the original option, in which case the Portfolio will have incurred a loss in the transaction. Further, there is no assurance that a secondary market will exist for any particular option. The Portfolio may not write options on underlying securities exceeding 10% of its total assets, taken at market value.

               o JUNK BOND RISK. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Portfolio Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. The Portfolio does not intend to invest in excess of 10% of its total assets in junk bonds.

               o CALL AND REDEMPTION RISK. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

               o SOVEREIGN DEBT RISK. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse

                                       50
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    to pay interest or repay principal on its sovereign debt.
                    Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

               o ILLIQUID SECURITIES RISK. The Portfolio may invest up to 15% of its net assets in securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

               o RESTRICTED SECURITIES RISK. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Portfolio buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

                    Restricted securities may be illiquid. The Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, the Portfolio will not be able to sell the securities.

               o RULE 144A SECURITIES RISK. The Portfolio may invest in Rule 144A securities without limitation. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Focus Value Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert J. Martorelli     Senior Portfolio Manager.

                                        Mr. Martorelli joined Mercury Advisors
                                        in 1985 as a Fund Analyst and has served as a Portfolio Manager since 1986.

               Kevin Rendino            Senior Portfolio Manager.

                                        Mr. Rendino joined Mercury Advisors in
                                        1990 as a Research Associate and was
                                        subsequently named Senior Analyst before becoming a Portfolio Manager.

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FULLY MANAGED PORTFOLIO

PORTFOLIO
MANAGER        T. Rowe Price Associates, Inc.

INVESTMENT
OBJECTIVE      Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures, and options, in pursuit of its asset allocation strategy.

               The Portfolio's common stocks generally fall into one of two categories:

               o the larger category of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

               o the smaller category of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

               Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

               The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

               Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

               In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

               The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

               DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

               MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

               (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price

               (2)  U.S. government obligations

               (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

               (4) commercial paper rated at the date of purchase in the two highest rating categories

               (5)  repurchase agreements

               The Portfolio also may invest in short-term U.S.
               dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise

                                       54
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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    and periods when stock prices generally decline. Further,
                    even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o VALUE INVESTING RISK. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.

               o ALLOCATION RISK. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. The Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               The Portfolio Manager's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other stock funds. A sizable cash or fixed income position may hinder the Portfolio from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Portfolio's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. If the Portfolio has large holdings in a relatively small number of companies, disappointing performance by these companies will have a more adverse impact on the Portfolio than would be the case with a more diversified fund.

               Futures and options may not always be successful hedges; their prices can be highly volatile; using them could lower portfolio returns; and the potential loss from the use of futures can exceed a portfolio's investment in such contracts.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                    FULLY MANAGED -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

  6.23%   7.59%  -7.27%  20.80%  16.36%  15.27%   5.89%   6.92%  21.97%   9.92%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index. The Standard & Poor's 500 Index is an unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    9.92%   11.84%   10.05%       9.88%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Lehman Brothers
       Government/Corporate
       Bond Index ....................    8.50%    7.38%    7.28%       8.49%
     60% S&P 500/40%
       Lehman Index ..................   (3.72)%   9.37%   10.67%      11.59%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        6/30/99 ............     10.77%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (10.81)%
                        -------------------------------

               (1) T. Rowe Price Associates, Inc. has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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MORE ON THE
PORTFOLIO
MANAGER T. Rowe Price Associates, Inc. ("T. Rowe Price") has managed the Portfolio since January, 1995. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2001, the firm and its affiliates managed over $156.3 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

               The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

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FUNDAMENTAL GROWTH PORTFOLIO

PORTFOLIO
MANAGER        Mercury Advisors

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities:

               o    Common stock

               o    Convertible preferred stock

               o    Securities convertible into common stock

               o    Rights to subscribe to common stock

               Of these securities, the Portfolio will generally invest in common stock.

               In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

               Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include:

               o    Above-average growth rates in sales

               o    Improvement in its profit margin

               o    Providing proprietary or niche products or services

               o    Leading market share

               o    Strong Industry Growth

               The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization ($500 million or more).

               The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities

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               representing interests in securities of foreign companies. The
               Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

               The Portfolio may also lend portfolio securities.

               The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Portfolio to achieve its goal of long-term growth of capital.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    and/or the value of the collateral falls, including the
                    value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

               o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect

                    This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Fundamental Growth
               Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

               FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of December 31, 2001.

               The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Lawrence R. Fuller       Managing Director and Senior Portfolio
                                        Manager of Mercury Advisors since 1997.
                                        From 1992-1997, Mr. Fuller served as a
                                        Vice President of Mercury Advisors.

               Thomas Burke, CFA        Director and Associate Portfolio Manager
                                        of Mercury Advisors since 1993.

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GLOBAL FRANCHISE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

               The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

               The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings

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                    results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

               o PRICE VOLATILITY RISK. The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries or companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

               o DERIVATIVE RISK. The Portfolio may use forwards, futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates and for non-hedging purposes. The Portfolio may also use a variety of currency transactions, including foreign currency contracts, to manage exchange rate risk and/or modify its exposure to various markets. The use of these instruments may benefit the Portfolio. However,

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    the Portfolio's performance could be worse than if the
                    Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Global Franchise Portfolio commenced operations on May 1, 2002, performance for previous calendar years is not available.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Executive Director, is a current member of the team.

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HARD ASSETS PORTFOLIO

PORTFOLIO
MANAGER        Baring International Investment Limited

INVESTMENT
OBJECTIVE      Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

               Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:

               o    precious metals

               o    ferrous and non-ferrous metals

               o    integrated oil

               o    exploration/production

               o    gas/other hydrocarbons

               o    forest products

               o    agricultural commodities

               o    other basic materials that can be priced by a market

               The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

               The Portfolio also may invest in:

               o securities of foreign issuers, including up to 35% in South Africa

               o companies not engaged in natural resources/hard asset activities

               o    investment-grade corporate debt

               o    U.S. government or foreign obligations

               o    money market instruments

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               o    repurchase agreements

               o special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

               o    derivatives

               Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

               o    common stock                   o    direct equity interests
                                                        in trusts

               o    preferred stock                o    joint ventures

               o    rights                         o    "partly paid" securities

               o    warrants                       o    partnerships

               o    "when-issued" securities       o    restricted securities

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.

               o SECTOR CONCENTRATION RISK. The Portfolio may invest up to 50% of its assets in one particular hard asset sector. To the extent that the Portfolio's assets are

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                    concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

               o OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks.

               o FOREIGN INVESTMENT RISK. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. In many foreign countries, there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                    Since investment may be concentrated in South Africa, political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose certain risks to the Portfolio's investments. If aggravated by local or international developments, such risk could have an adverse effect on investment in South Africa, including the Portfolio's investments and possibly, the liquidity of the Portfolio and its ability to meet shareholder redemption requests.

                    The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in

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                    foreign issuers in general. A number of emerging market
                    countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     HARD ASSETS -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

 -9.81%  49.93%   2.53%  10.69%  33.17%   6.22% -29.58%  23.36%  -4.73% -12.12%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index and the Russell 2000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........  (12.12)%  (5.03)%   4.67%       4.16%
     Standard & Poor's 500
       Index .........................  (11.88)%  10.70%   12.93%      13.66%
     Russell 2000 Index ..............    2.49%    7.52%   11.51%      11.09%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/93 ...........     21.80%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (19.01)%
                        -------------------------------

               (1) Baring International Investment Limited has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Baring International Investment Limited ("Baring International") has managed the Portfolio since March 1, 1999. Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring"). Baring is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2001, Baring Asset Management managed approximately $ 35.2 billion of assets.

               The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Payne               Investment Manager

                                        Mr. Payne has been an investment
                                        professional with Baring International
                                        Investment Limited and its ING
                                        affiliates since 1993 and has 16 years
                                        of investment experience.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

INTERNET TOLLKEEPERSM PORTFOLIO*

PORTFOLIO
MANAGER Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co.

INVESTMENT
OBJECTIVE      Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors, which provide access, infrastructure, content and services to Internet companies and Internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by "increasing traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.

               Examples of Internet Tollkeeper companies may include:

               o Access providers that enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network;

               o Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the Internet;

               o Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by Internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

               o Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses.

               Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds.

               The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its net assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.

               ---------------
               * "Internet TollkeeperSM" is a service mark of Goldman, Sachs & Co. Goldman, Sachs & Co. has licensed the service mark to Directed Services, Inc. to use in connection with the Portfolio.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies.

               The Portfolio Manager may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

               o IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of Internet companies or Internet-related companies, the Portfolio may be subject to greater risks and market fluctuations than other funds that are more diversified across different industry sectors.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up and down. The Portfolio invests in companies participating in the growth of the Internet, which may give the Portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries. The prices of these companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

                    Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involves risk of loss resulting from problems in share registration and custody.

               o STOCK RISK. The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

               o DERIVATIVE RISK. The risk that loss may result from a portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o LIQUIDITY RISK. The risk that a portfolio will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Portfolios that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Portfolio expects to invest a significant percentage of its assets in funds for which the Portfolio Manager now or in the future acts as investment adviser or underwriter. Redemptions by the Portfolio of its position in a fund may further increase liquidity risk and may impact the Portfolio's NAV.

               o REIT RISK. Investing in Real Estate Investment Trusts or "REITs" involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a portfolio to effect sales at an advantageous time or without a substantial drop in price.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Internet TollkeeperSM
               Portfolio commenced operations on May 1, 2001, performance for the previous calendar year is not available.

MORE ON THE
PORTFOLIO
MANAGER Goldman Sachs Asset Management ("Goldman Sachs") has managed the Portfolio since its inception. Goldman Sachs is a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products and money market accounts. As of December 31, 2001, Goldman Sachs, along with units of IMD, had assets under management of $329.6 billion. The address of Goldman Sachs is 32 Old Slip, New York, New York 10005.

               The Internet TollkeeperSM Portfolio is managed by a team of portfolio managers at Goldman Sachs. The following persons are primarily responsible for the day-to-day investment decisions of the Portfolio:

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Steven M. Barry          Mr. Barry is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1999. From 1988 to 1999, Mr.
                                        Barry was a portfolio manager at
                                        Alliance Capital Management L.P.

               Kenneth T. Barents       Mr. Barents is a managing director and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined Goldman Sachs as a
                                        portfolio manager in 2000. From 1992 to
                                        1999, Mr. Barents was Director of
                                        Research and head of the Investment
                                        Committee at Wheat First Union.

               Herbert E. Ehlers        Mr. Ehlers is a managing director,
                                        senior portfolio manager and chief
                                        investment officer of the growth equity
                                        investment team of Goldman Sachs. He
                                        joined the company in 1997. From 1981 to 1997, Mr. Ehlers was the chief investment officer and chairman of
                                        Liberty Investment Management, Inc.
                                        ("Liberty"), and from 1984 to 1994 was a portfolio manager and president at
                                        Liberty's predecessor firm, Eagle Asset
                                        Management ("Eagle").

               Gregory H. Ekizian       Mr. Ekizian is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager and co-chair of the growth
                                        investment committee in 1997. >From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.

               Scott Kolar              Mr. Kolar is a vice president and a
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as an equity analyst
                                        in 1997 and became a portfolio manager
                                        in 1999. From 1994 to 1997, Mr. Kolar
                                        was an equity analyst and information
                                        systems specialist at Liberty.

               Ernest C. Segundo, Jr.   Mr. Segundo is a vice president and
                                        senior portfolio manager of Goldman
                                        Sachs. He joined the company as a
                                        portfolio manager in 1997. From 1992 to
                                        1997, Mr. Segundo was a portfolio
                                        manager at Liberty and its predecessor
                                        firm, Eagle.

               Andrew F. Pyne           Mr. Pyne is a senior portfolio manager
                                        at Goldman Sachs. He joined Goldman
                                        Sachs as a product manager in 1997 and
                                        became a portfolio manager in August
                                        2001. From 1992 to 1997, Mr. Pyne was a
                                        product manager at Van Kampen
                                        Investments.

               David G. Shell           Mr. Shell is a managing director,
                                        co-chief investment officer and senior
                                        portfolio manager of Goldman Sachs. He
                                        joined the company as a portfolio
                                        manager in 1997. From 1987 to 1997, Mr.
                                        Shell was a portfolio manager at Liberty and its predecessor firm, Eagle.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

INVESTORS PORTFOLIO

PORTFOLIO
MANAGER        Salomon Brothers Asset Management Inc

INVESTMENT
OBJECTIVE      Long-term growth of capital. Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities.

               The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

               In selecting individual companies for investment, the Portfolio Manager looks for the following:

               o    Long-term history of performance

               o    Competitive market position

               o    Competitive products and services

               o    Strong cash flow

               o    High return on equity

               o    Strong financial condition

               o    Experienced and effective management

               o    Global scope

               Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

               o    Operating characteristics          o    Financial character

               o    Quality of management              o    Valuation

               Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals.

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

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

               o INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

               o INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

               o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

               o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

               o MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For such information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                        INVESTORS -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -4.27%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that is comprised of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (4.27)%     4.70%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     10.52%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (12.51)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER

               Salomon Brothers Asset Management Inc (SaBAM) is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM has been registered as a U.S. Investment Advisor since 1989. As of December 31, 2001, SaBAM managed over $31.5 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 388 Greenwich Street, 8th Floor, New York, New York 10013. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.

               The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               John Cunningham          Senior Portfolio Manager and Managing
                                        Director

                                        Mr. Cunningham joined SaBAM in 1995 and
                                        has thirteen years experience in the
                                        industry. Prior to becoming a Portfolio
                                        Manager, Mr. Cunningham was an
                                        investment banker in the Global Power
                                        Group at Salomon Brothers Inc. Mr.
                                        Cunningham has served in various
                                        investment management positions during
                                        his tenure at SaBAM.

               Mark McAllister          Director and Equity Analyst with SaBAM.

                                        Executive Vice President and Portfolio
                                        Manager at JLW Capital Management Inc.
                                        from March 1998 to May 1999. Prior to
                                        March 1998, Mr. McAllister was a Vice
                                        President and Equity Analyst at Cohen &
                                        Steers Capital Management.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP VALUE PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.

               In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
                 ----------------------------------------------
                     LARGE CAP VALUE -- ANNUAL TOTAL RETURN (1)
                 ----------------------------------------------
                                     -3.62%
                 ----------------------------------------------
                                      2001
                 ----------------------------------------------

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                                           1 YEAR    2/1/00
                                                                   (INCEPTION)

     Portfolio's Average Annual Total Return ........      (3.62)%     1.53%
     Standard & Poor's 500 Index ....................     (11.88)%    (8.50)%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/01 ...........     16.93%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (16.79)%
                        -------------------------------

               (1) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Karen A. Miller          Ms. Miller is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc., with portfolio
                                        management responsibilities for Capital
                                        Guardian Trust Company. She joined the
                                        Capital Guardian Organization in 1990
                                        where she served in various portfolio
                                        management positions.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and Portfolio Manager. He joined the
                                        Capital Guardian organization in 1987
                                        where he served in various capacities.

               David Fisher             Mr. Fisher is Chairman of the Board of
                                        Capital Guardian Group International,
                                        Inc. and Capital Guardian. He joined the
                                        Capital Guardian organization in 1969
                                        where he served in various portfolio
                                        management positions.

               Theodore Samuels         Mr. Samuels is a Senior Vice President
                                        and Director for Capital Guardian, as
                                        well as a Director of Capital
                                        International Research, Inc. He joined
                                        the Capital Guardian organization in
                                        1981 where he served in various
                                        portfolio management positions.

               Eugene P. Stein          Mr. Stein is Executive Vice President, a
                                        Director, a portfolio manager, and
                                        Chairman of the Investment Committee for Capital Guardian. He joined the Capital
                                        Guardian organization in 1972 where he
                                        served in various portfolio manager
                                        positions.

               Terry Berkemeier         Mr. Berkemeier is a Vice President of
                                        Capital International Research, Inc.
                                        with U.S. equity portfolio management
                                        responsibility in Capital Guardian. He
                                        joined the Capital Guardian organization in 1992.

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                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MANAGED GLOBAL PORTFOLIO

PORTFOLIO
MANAGER        Capital Guardian Trust Company

INVESTMENT
OBJECTIVE      Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

               In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.

               The Portfolio may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

               The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL
RISKS Any investment in the Portfolio involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o EMERGING MARKET RISK. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income,

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that may restrict the transfer of currency from a given country; or creation of government monopolies.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not "succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                    To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
                    MANAGED GLOBAL -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      6.59% -13.21%   7.56%  12.27%  12.17%  29.31%  63.30%  -14.56% -11.91%
    ------------------------------------------------------------------------
      1993    1994    1995    1996    1997    1998    1999    2000    2001
    ------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index. The Morgan Stanley Capital International All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR   10/21/92
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.91)%   12.26%     7.79%
     Morgan Stanley Capital
       International All Country
       World Free Index ......................    (15.91)%    5.18%     9.73%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     47.69%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (18.45)%
                        -------------------------------

               (1) Capital Guardian Trust Company has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian Trust Company ("Capital Guardian"), located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $120.1 billion in assets as of December 31, 2001.

               The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
               Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               David I. Fisher          Mr. Fisher is Chairman of the Board of
                                        Capital Group International, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        organization in 1969.

               Eugene P. Stein          Mr. Stein is an Executive Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1972.

               Christopher A. Reed      Mr. Reed is a Vice President of Capital
                                        International Research, Inc. with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1993.

               Michael R. Erickson      Mr. Erickson is a Senior Vice President
                                        and portfolio manager for Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1986.

               Richard N. Havas         Mr. Havas is a Senior Vice President and
                                        a portfolio manager with research
                                        responsibilities for the Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1985.

               Nancy J. Kyle            Ms. Kyle is a Senior Vice President of
                                        Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1990.

               Robert Ronus             Mr. Ronus is President of Capital
                                        Guardian Trust Company, and joined the
                                        Capital Guardian Trust Company
                                        organization in 1972.

               Lionel M. Sauvage        Mr. Sauvage is a Senior Vice President
                                        of Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1986.

               Nilly Sikorsky           Ms. Sikorsky is President and Managing
                                        Director of Capital International with
                                        portfolio management responsibilities
                                        for Capital Guardian Trust Company, and
                                        joined the Capital Guardian Trust
                                        Company organization in 1962.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               Rudolf M. Staehelin      Mr. Staehelin is a Senior Vice President
                                        and Director of Capital International
                                        Research, Inc. with portfolio management responsibilities for Capital Guardian
                                        Trust Company, and joined the Capital
                                        Guardian Trust Company organization in
                                        1981.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

REAL ESTATE PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Capital appreciation.  Current income is a secondary objective.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

               The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry:

               o    ownership (including listed real estate investment trusts)

               o    construction and development

               o    asset sales

               o    property management or sale

               o    other related real estate services

               The Portfolio may invest more than 25% of its assets in any of the above sectors.

               The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

               The Portfolio also may invest in:

               o equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

               o    financial institutions which issue or service mortgages

               o securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o REAL ESTATE RISK. Although the Portfolio will not invest in real estate directly, the Portfolio may invest in real estate industry companies, including real estate investment trusts ("REITs"). As a result, the Portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general. These risks include declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates.

                    In addition, REITs may be affected by any changes in the value of the underlying property owned by the REIT or by the quality of any credit extended. REITs are dependent upon management skills. Some REITs may not be highly diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the Investment Company Act of 1940.

               o INDUSTRY CONCENTRATION RISK. Since the Portfolio invests primarily in securities of companies in the real estate industry, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

               o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified portfolio's net asset value.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

SHAREHOLDER
NOTICE The following policy is subject to change only upon 60 days' prior notice to shareholders:

               The Portfolio normally invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                     REAL ESTATE -- ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------

 13.87%  17.27%   6.34%  16.59%  35.30%  22.79% -13.45%  -3.81%  30.99%   8.14%
--------------------------------------------------------------------------------
  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                         1 YEAR   5 YEAR   10 YEAR     1/24/89
                                                                     (INCEPTION)

     Portfolio's Average
       Annual Total Return ...........    8.14%    7.69%    12.49%      9.93%
     Wilshire Real Estate
       Securities Index ..............   10.49%    6.65%    10.48%      6.22%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        3/31/91 ............     23.44%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/90 ............   (15.18)%
                        -------------------------------

               (1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Real Estate team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Executive Director.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

PORTFOLIO
MANAGER        A I M Capital Management, Inc.

INVESTMENT
OBJECTIVE      Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of mid-cap companies.

               The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of market capitalizations of companies included in the Russell Midcap Index.

               Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets. The Portfolio may also invest up to 25% of its total assets in foreign securities. In complying with the 80% requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, which may include warrants, futures, options, exchange-traded funds and ADRs. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

               The Portfolio Manager focuses on companies it believes are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

               The Portfolio consists primarily of securities of two basic categories of companies: (a) "core" companies, which the Portfolio Manager considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies that the Portfolio Manager believes are currently enjoying a dramatic increase in profits.

               The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles. The Portfolio also invests in established smaller companies (under $500 million in market capitalization) which may offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

               In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash or the following liquid assets:

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               money market instruments or high-quality debt obligations. As a result, the Portfolio may not achieve its investment objective. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                    instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
   --------------------------------------------------------------------------
                   STRATEGIC EQUITY -- ANNUAL TOTAL RETURN (1)/(2)
   --------------------------------------------------------------------------

      19.39%      23.16%       0.84%      56.24%      -12.45%     -21.17%
   --------------------------------------------------------------------------
       1996        1997        1998        1999         2000        2001
   --------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index, the Standard & Poor's Midcap 400 Index and the Russell Midcap Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

               The Standard & Poor's MidCap 400 Index consists of 400 U.S. stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The Russell Midcap Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States. The Portfolio Manager has determined that the Russell Midcap Index is the most appropriate index to use for comparative purposes since it more closely reflects the performance of the securities in which the Portfolio invests. In the future, it will by the only benchmark compared to the Portfolio.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/2/95
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (21.17)%    6.01%     7.86%
     Russell Midcap Growth Index .............    (20.15)%    9.02%    10.28%
     Standard & Poor's MidCap
       400 Index .............................     (0.62)%   16.11%    16.17%
     Russell Midcap Index ....................     (5.62)%   11.40%    12.66%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/99 ...........     39.19%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/01 ............   (30.66)%
                        -------------------------------

               (1) AIM Capital Management, Inc. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER A I M Capital Management, Inc. ("AIM Capital") has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2001, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $158 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Houston, Texas 77046.

               The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:

               NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
               ----                     ---------------------------------------

               Robert M. Kippes         Senior Portfolio Manager

                                        Mr. Kippes has been associated with AIM
                                        Capital since 1989.

               Kenneth A. Zschappel     Senior Portfolio Manager

                                        Mr. Zschappel has been associated with
                                        AIM Capital and/or its affiliates since
                                        1990.

               Ryan E. Crane            Portfolio Manager

                                        Mr. Crane has been associated with AIM
                                        Capital since 1994.

               Jay K. Rushin            Portfolio Manager

                                        Mr. Rushin has been associated with AIM
                                        Capital from 1998 to the present and
                                        1994 to 1996. During the period of 1996
                                        to 1998, Mr. Rushin worked as an
                                        associate equity analyst at Prudential
                                        Securities.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

VAN KAMPEN GROWTH AND INCOME PORTFOLIO

PORTFOLIO
MANAGER        Van Kampen

INVESTMENT
OBJECTIVE      Long-term growth of capital and income

PRINCIPAL
INVESTMENT
STRATEGY Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Trust's Statement of Additional Information.

               In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

               The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that the Portfolio may use and the types of risk involved are discussed in the Statement of Additional Information.

PRINCIPAL
RISKS Any investment involves the possibility that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. A portfolio manager of a portfolio may do a mediocre or poor job in selecting securities.

               o MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

               o SMALL, NEWLY FORMED AND MEDIUM-SIZED COMPANY RISK. The prices of small or medium-sized companies or of newly formed companies (in which the Portfolio may invest) often fluctuate more than the stock prices of larger, more established companies.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               o FOREIGN INVESTMENT RISK. Foreign Investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

               o DERIVATIVE RISK. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE    The value of your shares in the Portfolio will fluctuate
               depending on the Portfolio's investment performance. The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The average annual total return includes reinvestment of dividends and distributions. The Portfolio's past performance is not an indication of future performance.

               The performance information does not include insurance-related charges. If these were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

               The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                                [GRAPHIC OMITTED]
    ------------------------------------------------------------------------
             VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN (1)/(2)
    ------------------------------------------------------------------------

      0.59%   31.06%   20.65%   29.82%   14.13%   15.88%    -2.11%  -11.95%
    ------------------------------------------------------------------------
      1994     1995     1996     1997     1998     1999      2000     2001
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

               The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Index. The Standard & Poor's 500 Index is comprised of 500 U.S. stocks. The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN (1)/(2)
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10/4/93
                                                                     (INCEPTION)

     Portfolio's Average Annual
       Total Return  .........................    (11.95)%    8.15%    11.36%
     Standard & Poor's
       500 Index .............................    (11.88)%   10.70%    13.84%
     Russell 1000 Index ......................    (12.45)%   10.50%    13.48%
--------------------------------------------------------------------------------

                        -------------------------------
                                  BEST QUARTER
                        -------------------------------
                        Quarter Ended
                        12/31/98 ...........     17.29%
                        -------------------------------
                                  WORST QUARTER
                        -------------------------------
                        Quarter Ended
                        9/30/98 ............   (14.88)%
                        -------------------------------

               (1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

               (2) The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

MORE ON THE
PORTFOLIO
MANAGER Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

               The Portfolio is managed by Van Kampen's Growth and Income team. Current members of the team include James A. Gilligan, Managing Director; Scott Carroll, Vice President; and James O. Roeder, Vice President.

--------------------------------------------------------------------------------
                                MORE INFORMATION
--------------------------------------------------------------------------------

A WORD ABOUT
PORTFOLIO
DIVERSITY      Each portfolio in this prospectus, unless specifically noted
               under a portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective and certain of the investment restrictions of each portfolio in this prospectus and the Statement of Additional Information, unless specifically noted under a portfolio's principal investment strategy, are fundamental. This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL
INFORMATION
ABOUT THE
PORTFOLIOS     The Statement of Additional Information is made a part of this prospectus. It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL
INVESTMENTS
AND
STRATEGIES     This prospectus does not describe various types of securities, strategies and practices which are available to, but are not the principal focus of, a particular portfolio. Such non-principal investments and strategies are discussed in the Statement of Additional Information.

TEMPORARY
DEFENSIVE
POSITIONS      A portfolio may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategies, are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO
TURNOVER Before investing in a portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

               Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rates for each portfolio are presented in the Financial Highlights.

INDEPENDENT
AUDITORS Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following financial highlights tables are intended to help you understand each of the portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a portfolio's financial statements, are included in the annual report, which is available upon request.

--------------------------------------------------------------------------------------
ALL CAP PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.45      $      10.00
                                                        ------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.09              0.05
Net realized and unrealized gain on
   investments and foreign currencies                           0.12              1.68
                                                        ------------------------------
Total from investment operations                                0.21              1.73
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.09)            (0.04)
Distributions from capital gains                               (0.04)            (0.24)
                                                        ------------------------------
Total distributions                                            (0.13)            (0.28)
                                                        ------------------------------
Net asset value, end of period                          $      11.53      $      11.45
======================================================================================
Total return                                                    1.91%            17.45%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    307,030      $    111,887
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            1.15%             1.10%+
Portfolio turnover rate                                           75%               82%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The All Cap Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSET ALLOCATION GROWTH PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.40      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03              0.09
Net realized and unrealized loss on
   investments and foreign currencies                          (0.64)            (0.68)
                                                        ------------------------------
Total from investment operations                               (0.61)            (0.59)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.08)            (0.01)
                                                        ------------------------------
Net asset value, end of period                          $       8.71      $       9.40
======================================================================================
Total return                                                   (6.52)%           (5.90)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     51,723      $      8,497
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment loss to average net assets              1.50%             3.80%+
Portfolio turnover rate                                           50%               10%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     ** The Asset Allocation Growth Portfolio commenced operations on October 2, 2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.33      $    20.02      $    18.09      $    17.65      $    15.06
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01           0.001           (0.01)           0.15            0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.13)          (3.08)           4.38            2.07            4.19
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.12)          (3.08)           4.37            2.22            4.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)             --           (0.03)          (0.15)          (0.16)
Distributions from capital gains                             --           (0.61)          (2.41)          (1.63)          (1.60)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (0.61)          (2.44)          (1.78)          (1.76)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    14.20      $    16.33      $    20.02      $    18.09      $    17.65
===============================================================================================================================
Total return                                             (12.98)%        (15.22)%         24.64%          12.68%          28.95%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  450,704      $  491,555      $  411,898      $  263,313      $  193,986
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.09%         0.00%1           (0.05)%          0.95%           0.95%
Portfolio turnover rate                                      40%             62%            126%             64%             51%
-------------------------------------------------------------------------------------------------------------------------------

     * Since April 1, 1999, A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO**/##
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99       12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $    14.78      $    18.52      $    15.62      $    14.24
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                        (0.07)          (0.07)             --            0.09
Net realized and unrealized gain/(loss) onx
   investments and foreign currencies                               (1.96)          (3.14)           3.96            1.36
                                                               ----------------------------------------------------------
Total from investment operations                                    (2.03)          (3.21)           3.96            1.45
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   --              --           (0.02)          (0.07)
Distributions in excess of net investment income                       --              --           (0.01)             --
Distributions from capital gains                                       --           (0.53)          (1.03)             --
Return of capital                                                      --         (0.00)1              --              --
                                                               ----------------------------------------------------------
Total distributions                                                    --           (0.53)          (1.06)          (0.07)
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $    12.75      $    14.78      $    18.52      $    15.62
=========================================================================================================================
Total return                                                       (13.73)%        (17.12)%         25.56%          10.19%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $  468,567      $  562,549      $  567,628      $  298,839
Ratio of operating expenses to average net assets                    1.01%           0.99%           1.05%           1.08%+
Ratio of net investment income/(loss) to average net assets         (0.53)%         (0.45)%          0.00%           1.86%+
Portfolio turnover rate                                               211%             59%            185%             92%
-------------------------------------------------------------------------------------------------------------------------

     *    The Capital Growth Portfolio commenced operations on August 14, 1998.
     ** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Portfolio was named the Growth & Income Portfolio.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than $0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN SMALL CAP PORTFOLIO (FORMERLY SMALL CAP PORTFOLIO)*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.71      $    23.44      $    16.03      $    13.25      $    12.01
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                               0.01            0.04           (0.07)          (0.03)          (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (0.18)          (5.05)           8.17            2.81            1.27
                                                     --------------------------------------------------------------------------
Total from investment operations                          (0.17)          (5.01)           8.10            2.78            1.24
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Net investment income                                     (0.01)          (0.03)             --              --              --
Distributions from capital gains                             --           (7.69)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (7.72)          (0.69)             --              --
                                                     --------------------------------------------------------------------------
Net asset value, end of period                       $    10.53      $    10.71      $    23.44      $    16.03      $    13.25
===============================================================================================================================
Total return                                              (1.56)%        (18.17)%         50.61%          20.98%          10.32%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  516,009      $  461,106      $  367,637      $  147,696      $   66,396
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                              0.16%           0.21%          (0.49)%         (0.32)%         (0.34)%
Portfolio turnover rate                                      42%            116%            132%            133%            130%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DEVELOPING WORLD PORTFOLIO */**/##
-------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                  ENDED           ENDED           ENDED          ENDED
-------------------------------------------------------------------------------------------------------------------------
                                                                12/31/01        12/31/00        12/31/99#      12/31/98*#
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $     7.59      $    11.56      $     7.37      $    10.00
                                                               ----------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                         0.09           (0.05)           0.08            0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                               (0.49)          (3.86)           4.44           (2.67)
                                                               ----------------------------------------------------------
Total from investment operations                                    (0.40)          (3.91)           4.52           (2.63)
                                                               ----------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (0.08)             --           (0.10)             --
Distributions in excess of net investment income                       --              --           (0.03)             --
Distributions from capital gains                                    (0.01)          (0.06)          (0.20)             --
                                                               ----------------------------------------------------------
Total distributions                                                 (0.09)          (0.06)          (0.33)             --
                                                               ----------------------------------------------------------
Net asset value, end of period                                 $     7.10      $     7.59      $    11.56      $     7.37
=========================================================================================================================
Total return                                                        (5.25)%        (33.79)%         61.66%         (26.27)%++
=========================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                           $   74,797      $   60,541      $   62,616      $    8,797
Ratio of operating expenses to average net assets                    1.76%           1.75%           1.75%           1.83%+
Ratio of net investment income/(loss) to average net assets          1.27%          (0.39)%          0.85%           0.69%+
Portfolio turnover rate                                               180%            130%            135%             67%
-------------------------------------------------------------------------------------------------------------------------

     *    The Developing World Portfolio commenced operations on February 18,
          1998.
     ** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
     ## The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
DIVERSIFIED MID-CAP PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01         12/31/00**#
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       9.89      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.02              0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.68)            (0.13)
                                                        ------------------------------
Total from investment operations                               (0.66)            (0.09)
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
                                                        ------------------------------
Net asset value, end of period                          $       9.21      $       9.89
======================================================================================
Total return                                                   (6.64)%           (0.87)%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     58,712      $     13,834
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.47%             1.70%+
Portfolio turnover rate                                           89%               20%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Diversified Mid-Cap Portfolio commenced operations on October 2,
          2000.
     +    Annualized
     ++   Non-annualized
     # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.67      $    11.24      $    12.67      $    13.09      $    12.41
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.14            0.23            0.27            0.49            0.57
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.01            1.18           (0.39)           0.58            1.58
                                                     --------------------------------------------------------------------------
Total from investment operations                           0.15            1.41           (0.12)           1.07            2.15
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.14)          (0.30)          (0.29)          (0.50)          (0.55)
Distributions from capital gains                          (0.27)          (0.68)          (1.02)          (0.99)          (0.92)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.41)          (0.98)          (1.31)          (1.49)          (1.47)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    11.41      $    11.67      $    11.24      $    12.67      $    13.09
===============================================================================================================================
Total return                                               1.36%          12.93%          (0.72)%          8.26%          17.44%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  426,726      $  298,092      $  277,354      $  278,074      $  264,599
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       1.43%           1.98%           2.19%           3.63%           3.88%
Portfolio turnover rate                                      16%             53%            122%             61%             79%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Portfolio to the Equity Income Portfolio.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FULLY MANAGED PORTFOLIO *
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.62      $    15.05      $    15.23      $    15.73      $    14.82
                                                     --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.36            0.47            0.50            0.36            0.39
Net realized and unrealized gain on
   investments and foreign currencies                      1.28            2.78            0.53            0.55            1.86
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.64            3.25            1.03            0.91            2.25
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.37)          (0.62)          (0.40)          (0.36)          (0.41)
Distributions from capital gains                          (0.39)          (1.06)          (0.81)          (1.05)          (0.93)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.76)          (1.68)          (1.21)          (1.41)          (1.34)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    17.50      $    16.62      $    15.05      $    15.23      $    15.73
===============================================================================================================================
Total return                                               9.92%          21.97%           6.92%           5.89%          15.27%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  688,506      $  373,548      $  287,909      $  246,196      $  169,987
Ratio of operating expenses to average net assets          0.95%           0.95%           0.97%           0.98%           0.99%
Ratio of net investment income to average net assets       2.65%           3.24%           3.45%           2.83%           2.67%
Portfolio turnover rate                                      23%             42%             36%             44%             48%
-------------------------------------------------------------------------------------------------------------------------------

    * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
HARD ASSETS PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.14      $    11.76      $     9.60      $    15.05      $    17.85
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.19            0.01            0.12            0.26            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.54)          (0.57)           2.12           (4.73)           0.99
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.35)          (0.56)           2.24           (4.47)           1.13
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --           (0.05)          (0.08)          (0.26)          (0.13)
Distributions from capital gains                             --              --              --           (0.72)          (3.80)
Return of capital                                            --           (0.01)             --              --              --
                                                     --------------------------------------------------------------------------
Total distributions                                          --           (0.06)          (0.08)          (0.98)          (3.93)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $     9.79      $    11.14      $    11.76      $     9.60      $    15.05
===============================================================================================================================
Total return                                             (12.12)%         (4.73)%         23.36%         (29.58)%          6.22%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $   33,787      $   42,109      $   40,291      $   30,530      $   46,229
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           1.00%           0.99%
Ratio of net investment income to average net assets       1.68%           1.00%           1.07%           1.99%           0.76%
Portfolio turnover rate                                     240%            207%            204%            178%            124%
-------------------------------------------------------------------------------------------------------------------------------

     * Prior to January 23, 1997, the Hard Assets Portfolio was named the Natural Resources Portfolio. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
INTERNET TOLLKEEPERSM PORTFOLIO **
----------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
----------------------------------------------------------------------------
                                                                   12/31/01**
----------------------------------------------------------------------------
Net asset value, beginning of period                              $    10.00
                                                                  ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.06)
Net realized and unrealized loss on
   investments and foreign currencies                                  (2.25)
                                                                  ----------
Total from investment operations                                       (2.31)
                                                                  ----------
Net asset value, end of period                                    $     7.69
============================================================================
Total return                                                          (23.10)%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $    9,255
Ratio of operating expenses to average net assets                       1.85%+
Ratio of net investment loss to average net assets                     (1.69)%+
Portfolio turnover rate                                                   21%
----------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Internet TollkeeperSM Portfolio commenced operations on May 1,
          2001.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTORS PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      11.06      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.04              0.06
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.52)             1.33
                                                        ------------------------------
Total from investment operations                               (0.48)             1.39
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.05)            (0.05)
Distributions from capital gains                               (0.03)            (0.28)
                                                        ------------------------------
Total distributions                                            (0.08)            (0.33)
                                                        ------------------------------
Net asset value, end of period                          $      10.50      $      11.06
======================================================================================
Total return                                                   (4.27)%           14.07%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $     95,347      $     27,440
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.78%             1.13%+
Portfolio turnover rate                                           39%              118%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Investors Portfolio commenced operations on February 1, 2000.
     +    Annualized
     ++   Non-annualized

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO *
--------------------------------------------------------------------------------------
                                                            YEAR             PERIOD
                                                            ENDED            ENDED
--------------------------------------------------------------------------------------
                                                          12/31/01          12/31/00**
--------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      10.58      $      10.00
                                                        ------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.01              0.03
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                          (0.39)             0.65
                                                        ------------------------------
Total from investment operations                               (0.38)             0.68
                                                        ------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.02)            (0.02)
Distributions from capital gains                             (0.00)1             (0.08)
                                                        ------------------------------
Total distributions                                            (0.02)            (0.10)
                                                        ------------------------------
Net asset value, end of period                          $      10.18      $      10.58
======================================================================================
Total return                                                   (3.62)%            6.81%++
======================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    282,049      $    113,206
Ratio of operating expenses to average net assets               1.01%             1.00%+
Ratio of net investment income to average net assets            0.17%             0.60%+
Portfolio turnover rate                                           29%               22%
--------------------------------------------------------------------------------------

     * The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     **   The Large Cap Value Portfolio commenced operations on February 1,
          2000.
     +    Annualized
     ++   Non-annualized
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MANAGED GLOBAL PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    11.82      $    19.96      $    14.19      $    11.46      $    11.13
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              0.001              --           (0.03)          (0.02)           0.02
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (1.41)          (3.13)           8.82            3.37            1.33
                                                     --------------------------------------------------------------------------
Total from investment operations                          (1.41)          (3.13)           8.79            3.35            1.35
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.01)          (0.02)             --           (0.05)          (0.17)
Dividends in excess of net investment income                 --              --              --              --           (0.07)
Distributions from capital gains                             --           (4.99)          (3.02)          (0.57)          (0.78)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.01)          (5.01)          (3.02)          (0.62)          (1.02)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    10.40      $    11.82      $    19.96      $    14.19      $    11.46
===============================================================================================================================
Total return                                             (11.91)%        (14.56)%         63.30%          29.31%          12.17%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  255,251      $  232,963      $  184,486      $  134,078      $  105,305
Ratio of operating expenses to average net assets          1.26%           1.25%           1.25%           1.26%           1.36%
Ratio of net investment income/(loss) to average
   net assets                                             (0.01)%          0.05%          (0.19)%         (0.17)%          0.06%
Portfolio turnover rate                                      30%            109%            168%            173%            199%
-------------------------------------------------------------------------------------------------------------------------------

     * Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Portfolio. Prior to that date, different firms served as Portfolio Manager.
     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
     1    Amount is less than 0.01.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    15.21      $    12.12      $    13.58      $    18.27      $    15.98
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.70            0.42            0.84            0.83            0.69
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                      0.53            3.33           (1.39)          (3.34)           2.93
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.23            3.75           (0.55)          (2.51)           3.62
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.59)          (0.66)          (0.54)          (0.66)          (0.63)
Distributions from capital gains                          (0.21)             --           (0.37)          (1.52)          (0.70)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.80)          (0.66)          (0.91)          (2.18)          (1.33)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    15.64      $    15.21      $    12.12      $    13.58      $    18.27
===============================================================================================================================
Total return                                               8.14%          30.99%          (3.81)%        (13.45)%         22.79%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  130,643       $103,800$          56,906      $   69,911      $   75,530
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income to average net assets       5.35%           5.60%           5.61%           5.26%           4.49%
Portfolio turnover rate                                      81%             69%             36%             29%             41%
-------------------------------------------------------------------------------------------------------------------------------

     * Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Real Estate Portfolio. Prior to that date, different firms served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO*/**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    16.72      $    19.95      $    12.82      $    13.63      $    11.68
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                              (0.08)          (0.02)          (0.03)           0.16            0.20
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (3.46)          (2.52)           7.24           (0.07)           2.49
                                                     --------------------------------------------------------------------------
Total from investment operations                          (3.54)          (2.54)           7.21            0.09            2.69
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --              --           (0.02)          (0.16)          (0.19)
Distributions from capital gains                          (0.02)          (0.69)          (0.06)          (0.59)          (0.55)
Distributions in excess capital gains                        --              --              --           (0.15)             --
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.02)          (0.69)          (0.08)          (0.90)          (0.74)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    13.16      $    16.72      $    19.95      $    12.82      $    13.63
===============================================================================================================================
Total return                                             (21.17)%        (12.45)%         56.24%           0.84%          23.16%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  269,805      $  374,614      $  205,799      $   73,261      $   51,789
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.99%           0.99%
Ratio of net investment income/(loss) to average
   net assets                                             (0.53)%         (0.19)%         (0.14)%          1.46%           1.88%
Portfolio turnover rate                                     200%            219%            176%            139%            105%
-------------------------------------------------------------------------------------------------------------------------------

     * Since March 1, 1999, A I M Capital Management, Inc. has served as Portfolio Manager for the Strategic Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN GROWTH AND INCOME PORTFOLIO (FORMERLY, RISING DIVIDENDS PORTFOLIO) */**
-------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
-------------------------------------------------------------------------------------------------------------------------------
                                                      12/31/01        12/31/00        12/31/99        12/31/98        12/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $    23.53      $    24.84      $    22.01      $    20.04      $    15.81
                                                     --------------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      0.07            0.07            0.08            0.10            0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                     (2.89)          (0.62)           3.41            2.74            4.57
                                                     --------------------------------------------------------------------------
Total from investment operations                          (2.82)          (0.55)           3.49            2.84            4.71
                                                     --------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.06)          (0.11)          (0.07)          (0.10)          (0.13)
Distributions from capital gains                          (0.24)          (0.65)          (0.59)          (0.77)          (0.35)
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.30)          (0.76)          (0.66)          (0.87)          (0.48)
                                                     --------------------------------------------------------------------------
Net asset value, end of year                         $    20.41      $    23.53      $    24.84      $    22.01      $    20.04
===============================================================================================================================
Total return                                             (11.95)%         (2.11)%         15.88%          14.13%          29.82%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                   $  793,601      $  941,024      $  899,753      $  574,843      $  252,191
Ratio of operating expenses to average net assets          0.95%           0.95%           0.96%           0.98%           0.99%
Ratio of net investment income to average net assets       0.33%           0.30%           0.40%           0.72%           0.96%
Portfolio turnover rate                                      36%             37%             27%             34%             26%
-------------------------------------------------------------------------------------------------------------------------------

     * Since January 30, 2002, Van Kampen has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Portfolio to the Van Kampen Growth and Income Portfolio and a change of investment strategy.

     ** The returns are for a class of shares that is not offered in this Prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

--------------------------------------------------------------------------------
                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

THE ADVISER    Directed Services, Inc. ("DSI") is the overall adviser to the GCG
               Trust. DSI is a New York corporation and is a wholly owned indirect subsidiary of ING. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance
               Company issues. The address of DSI is 1475 Dunwoody Drive, West
               Chester, Pennsylvania 19380.

               DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays an advisory fee to DSI for its services. Out of this advisory fee, DSI in turn pays the portfolio managers their respective portfolio management fee.

               In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

               DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

CLASS I
SHARES Effective May 1, 2002, the Trust offers investors Class I, Class S and Class A shares of each portfolio, subject to shareholder approval if required. For those portfolios that commenced operations prior to May 1, 2002, only the original class of shares will be offered until shareholder approval is obtained for the Trust's Multiple Class Plan. For those portfolios that commenced operations on or after May 1, 2002, all three classes of shares will be available, but only Class I shares are offered in this prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

               In connection with the implementation of the Trust's Multiple Class Plan for Class I shares, management of the Trust will reduce the current management fee of those portfolios that have commenced operations prior to May 1, 2002 by 0.25%.

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

ADVISORY FEE   The GCG Trust pays DSI an advisory fee, payable monthly, based on the average daily net assets of a portfolio (or the combined net assets of portfolios).

               ADVISORY FEE PAID IN 2001. For portfolios that were in operation for the full 2001 year, the Trust paid DSI in 2001 an advisory fee at the following annual rates:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               All Cap                                    1.00%
               -----------------------------------------------------------------
               Asset Allocation Growth                    1.00%
               -----------------------------------------------------------------
               Capital Appreciation                       0.94%
               -----------------------------------------------------------------
               Capital Growth                             1.01%
               -----------------------------------------------------------------
               Capital Guardian Small Cap
                 (formerly Small Cap)                     0.94%
               -----------------------------------------------------------------
               Developing World                           1.75%
               -----------------------------------------------------------------
               Diversified Mid-Cap                        1.00%
               -----------------------------------------------------------------
               Equity Income                              0.94%
               -----------------------------------------------------------------
               Fully Managed                              0.94%
               -----------------------------------------------------------------
               Hard Assets                                0.94%
               -----------------------------------------------------------------
               Investors                                  1.00%
               -----------------------------------------------------------------
               Large Cap Value                            1.00%
               -----------------------------------------------------------------
               Managed Global                             1.25%
               -----------------------------------------------------------------
               Real Estate                                0.94%
               -----------------------------------------------------------------
               Strategic Equity                           0.94%
               -----------------------------------------------------------------
               Van Kampen Growth and Income
                 (formerly Rising Dividends)*             0.94%
               -----------------------------------------------------------------

               * DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $840 million with respect to the Van Kampen Growth and Income Portfolio through December 31, 2002.

               For the portfolio that commenced operations in 2001, the Trust paid DSI in 2001 an advisory fee at the following annual rate:

               -----------------------------------------------------------------
                                             FEE PAID TO ADVISER DURING 2001
               PORTFOLIO                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
               -----------------------------------------------------------------
               Internet TollkeeperSM                      1.85% annualized
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                   OVERALL MANAGEMENT OF THE TRUST (CONTINUED)
--------------------------------------------------------------------------------

               For portfolios that will commence operations in 2002, the Trust will pay DSI in 2002 an advisory fee at the following annual rates (based on average daily net assets of each portfolio):

--------------------------------------------------------------------------------
                                                           FEE
PORTFOLIO                                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Equity Growth                                0.75%of first $250 million;
                                             0.70% of next $250 million;
                                             0.65% of next $500 million; and
                                             0.60% thereafter
--------------------------------------------------------------------------------
Focus Value                                  0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Fundamental Growth                           0.80% of first $500 million;
                                             0.75% of next $250 million;
                                             0.70% of next $500 million;
                                             0.65% of next $750 million;
                                             and 0.60% thereafter
--------------------------------------------------------------------------------
Global Franchise                             1.00 of the first $250 million;
                                             0.90% of the next $250 million;
                                             and 0.75% thereafter
--------------------------------------------------------------------------------

               DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

               THE GCG TRUST IS DISTINCT IN THAT THE PORTFOLIO'S EXPENSE STRUCTURE IS SIMPLER AND MORE PREDICTABLE THAN THAT OF MOST MUTUAL FUNDS. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS.

--------------------------------------------------------------------------------
                                   SHARE PRICE
--------------------------------------------------------------------------------

               Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

               A portfolio's share price (net asset value, or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

               Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

               The net asset values per share of each portfolio, except the Liquid Asset Portfolio, fluctuates in response to changes in market conditions and other factors. The NAV of the shares of the Liquid Asset Portfolio will not fluctuate in response to changes in market conditions for so long as the Portfolio is using the amortized cost method of valuation. The Liquid Asset Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

--------------------------------------------------------------------------------
                             SHARE PRICE (CONTINUED)
--------------------------------------------------------------------------------

               The other portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

               Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

               When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

               Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Because certain portfolios may invest in securities that are primarily listed on foreign exchanges, the value of the portfolio's shares may change on days when the separate account will not be able to purchase or redeem shares. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

--------------------------------------------------------------------------------
                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

               The GCG Trust pays net investment income, if any, on your shares of each portfolio annually, except that net investment income of the Liquid Asset Portfolio is declared as a dividend daily and paid monthly and that the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.

               Each portfolio of the GCG Trust that has commenced operations has qualified (any portfolio of the Trust that has not yet commenced operations intends to qualify) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

               Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts (the "Variable Contracts"). Under current tax law, your gains under your Variable Contract are taxed only when you take them out. Variable Contract purchasers should review the Variable Contract prospectus for a discussion of the tax treatment applicable to holders of the Variable Contracts.

               The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult with your tax adviser for more detailed information regarding taxes applicable to the Variable Contracts.

----------------------------------------

TO OBTAIN
MORE INFORMATION

A Statement of Additional Information,
dated May 1, 2002, has been filed with
the Securities and Exchange Commission,           ---------------------
and is made a part of this prospectus by
reference.                                        THE GCG TRUST
                                                  TRUSTEES
Additional information about the GCG
Trust's investments is available in the           Paul S. Doherty
GCG Trust's annual and semi-annual
reports to shareholders. In the annual            J. Michael Earley
report, you will find a discussion of
the market conditions and investment              R. Barbara Gitenstein
strategies that significantly affected
the GCG Trust's performance during its            R. Glenn Hilliard
last fiscal year.
                                                  Walter H. May
To obtain a free copy of these documents
or to make inquiries about the                    Thomas J. McInerney
portfolios, please write to our Customer
Service Center at P.O. Box 2700, West             Jock Patton
Chester, Pennsylvania 19380 or call
(800) 366-0066.                                   David W.C. Putnam

Information about the GCG Trust can be            Blaine E. Rieke
reviewed and copied at the Securities
and Exchange Commission ("SEC") Public            John G. Turner
Reference Room in Washington, D.C.
Information about the operation of the            Roger B. Vincent
Public Reference Room may be obtained by
calling the SEC at 1-202-942-8090.                Richard A. Wedemeyer
Reports and other information about the
GCG Trust are available on the EDGAR              ---------------------
Database on the SEC's Internet Site at
http://www.sec.gov. You may obtain
copies of information for a duplicating
fee by electronic request at the
following E-mail address:
publicinfo@sec.gov, or by writing the
SEC's Public Reference Section,
Washington, D.C. 20549-0102.

----------------------------------------

          ING [LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PROSPECTUS #2
                          THE FUND FOR LIFE SERIES

THE  GCG  TRUST

PROSPECTUS
MAY 1, 2002





THE  FUND  FOR  LIFE  SERIES






























THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

-------------------------------------------------------------------------
                           TABLE OF CONTENTS
-------------------------------------------------------------------------
In this prospectus aand in the Statement of Additional
Information, we refer to The GCG Trust as "the GCG Trust" and to the Fund For Life Series as the "Fund For Life
Portfolio" Portfolio or the "Portfolio."


                                                              PAGE

     INTRODUCTION ..........................................1
      Investing Through Your Variable Contract .............1
      Why Reading This Prospectus is Important .............1

     PORTFOLIO AT A GLANCE .................................2

     FINANCIAL HIGHLIGHTS ..................................4

     DESCRIPTION OF THE PORTFOLIO ..........................5

     MANAGEMENT OF THE TRUST ...............................7
      The Adviser ..........................................7
      Portfolio Manager ....................................7
      Distributor ..........................................7
      Expenses .............................................7
      Other Expenses........................................7
   Portfolio Transactions ...............................7

     SHARE PRICE ...........................................8

     TAXES AND DISTRIBUTION ................................8

     MORE INFORMATION ......................................9
      Additional Investment Strategies .....................9
      Portfolio Turnover ...................................9
      Independent Auditors .................................10



AN INVESTMENT IN THE FUND FOR LIFE PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

-------------------------------------------------------------------------
                             INTRODUCTION
-------------------------------------------------------------------------
[Section is in two-column format.]

INVESTING THROUGH YOUR VARIABLE CONTRACT
Shares of the Fund For Life Portfolio of the GCG Trust currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies as funding choices for variable annuity contracts ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio based on your allocation instructions. You do not deal directly with the Portfolio to purchase or redeem shares. The accompanying Separate Account prospectus describes your rights as a Variable Contract owner.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, risks and strategy of the Portfolio. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus and the prospectus for the Separate Account for future reference.

-------------------------------------------------------------------------
                     PORTFOLIO  AT  A  GLANCE
-------------------------------------------------------------------------

THE  FUND  FOR  LIFE  PORTFOLIO

INVESTMENT  High total investment return (capital appreciation and
OBJECTIVE   current income) consistent with prudent investment risk
            and a balanced investment approach.

PRINCIPAL   The Portfolio invests primarily in shares of other
INVESTMENT  mutual funds.  Under the Portfolio's allocation
STRATEGY    strategy, investments are allocated between two asset
            classes of mutual funds:

               o 70% of the Portfolio's assets in mutual funds investing primarily in equity securities
                  (including 10% in equity securities of foreign issuers)

               o 30% of the Portfolio's assets in mutual funds investing primarily in debt securities rated at least investment grade.

            The Portfolio Manager believes that such asset allocation strategy provides the majority of investment return that would otherwise be obtained by investing exclusively in common stocks, yet with significantly lower volatility.

PRINCIPAL   Any investment involves the possibility that you will
RISKS       lose money or not make money.  Investment in the Portfolio is not insured against loss of principal. We cannot assure that the Portfolio will achieve its investment objective.
            Investing in shares of the Portfolio should not be considered a complete investment program. The share value of the Portfolio will rise and fall.

            An investment in the Portfolio is subject to the following principal risks described under "Description of the Portfolio":

               o  MANAGER RISK

               o  LIQUIDITY RISK

               o  DIVERSITY RISK

            Because the Portfolio invests in underlying mutual funds, the Portfolio is subject to the risks associated with the investment activities of the underlying mutual funds. The following principal risks are described under "Description of the Portfolio":

                 Principal risk associated with equity securities:

                    o  MARKET AND COMPANY RISK

                 Principal risk associated with international investments:

                    o  FOREIGN INVESTMENT RISK

                 Principal risk associated with debt securities:

                    o  INCOME RISK      o  INTEREST RATE RISK

                    o  CREDIT RISK      o  CALL RISK

            Because of these risks, your investment could lose or not make any money.

-------------------------------------------------------------------------
               PORTFOLIO  AT  A  GLANCE (CONTINUED)
-------------------------------------------------------------------------

PERFORMANCE The value of your share in the Portfolio will fluctuate depending on its investment performance. The following bar chart shows the Portfolio's annual total return changes from year-to-year. The accompanying table shows the portfolio's average annual total return for 1 year, 5 year and since its inception date as compared to the applicable market indices. The average annual total returns below include reinvestment of dividends and distributions. This may help you weigh the risk of investing in the Portfolio. Of course, past performance does not necessarily indicate future results. Directed Services, Inc. manages the Portfolio.

            The performance information does not include insurance-related charges. Thus, you should not compare the portfolio's performance directly with performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

[Performance Bar Chart Follows:]


                    FUND FOR LIFE -- ANNUAL TOTAL RETURN


Year     1994    1995    1996    1997    1998    1999    2000     2001
         -2.15%  18.79%  10.57%  14.58%  13.67%  21.82%  (5.40)%  (16.31)%


   |-------------------------------------------------|  |--------------------|
   |  AVERAGE ANNUAL TOTAL RETURN AS COMPARED TO     |  |     BEST QUARTER   |
   |                MARKET INDEX                     |  |--------------------|
   |-------------------------------------------------|  | Quarter Ended      |
   |                         1 YEAR  5 YEAR   3/1/93 |  |                    |
   |                                      (INCEPTION)|  |  12/31/99.. 16.61% |
   |  Portfolio's Average                            |  |                    |
   |    Annual Total Return (16.31)%  4.66%    6.54% |  |--------------------|
   |  Standard & Poor's                              |  |    WORST QUARTER   |
   |    500 Index           (11.88)%  10.70%  13.52% |  |--------------------|
   |  Lehman Brothers Aggregate                      |  | Quarter Ended      |
   |    Bond Index            8.44%    7.43%   6.86% |  |                    |
   |  Morgan Stanley/Capital                         |  |  03/31/01..(17.15)%|
   |    International                                |  |                    |
   |    Pacific Index      (25.40)% (7.80)%   (1.06)%|  |--------------------|
   |-------------------------------------------------|


     The S&P 500 Index is composed of 500 U.S. Stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years. The Morgan Stanley/Capital International Pacific Index measures the performance of stock markets in Australia, Hong Kong, Japan, New Zealand, Singapore and Malaysia.

-------------------------------------------------------------------------
                         FINANCIAL  HIGHLIGHTS
-------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the Portfolio's financial performance for the past 5 years. Cetain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.




                                              FUND FOR LIFE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                     YEAR ENDED
-----------------------------------------------------------------------------------------------
                                      12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $6.94     $8.17     $ 7.45     $ 7.25    $ 7.61
                                     ---------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income(Loss)#         (0.01)    (0.03)    (0.00)    0.03      0.03
 Net Realized and Unrealized
    Gain(Loss) on Investments         (1.14)    (0.46)    1.56      0.88      1.09
                                     ---------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS    (1.15)    (0.49)    1.56      0.91      1.12
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income  0.00      0.00      0.03      0.09     0.13
 Return of Capital                     0.00      0.00      0.39      0.00     0.00
 Distributions from Capital Gains      0.96      0.74      0.42      0.62     1.35
                                      --------------------------------------------------
  TOTAL DISTRIBUTIONS                  0.96      0.74      0.84      0.71     1.48
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $4.83     $6.94     $ 8.17    $ 7.45    $ 7.25
========================================================================================
TOTAL RETURN                         (16.31)%   (5.40)%   21.82%    13.67%    14.58%
========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)   $111     $ 90      $ 274     $  227     $ 202
Ratio of Operating Expenses to
    Average Net Assets                   0      2.50%      2.50%     2.50%      2.50%
 Decrease Reflected in Above
 Expense Ratio Due to
 Expense Limitations                   0.55%    0.55%      0.56%     3.27%     12.06%
Ratio of Net Investment Income(Loss)
    to Average Net Assets            (0.25)%   (0.33)%   (0.41%)    0.40%      0.40%
Portfolio Turnover Rate                0.00%    0.00%      2.08%     0.00%      8.94%
---------------------------------------------------------------------------------------


 # Per share data numbers have been calculated using the average share method.

-------------------------------------------------------------------------
                    DESCRIPTION  OF  THE  PORTFOLIO
-------------------------------------------------------------------------

THE  FUND  FOR  LIFE  PORTFOLIO

PORTFOLIO
MANAGER     Directed Services, Inc.

INVESTMENT  High total investment return (capital appreciation and
OBJECTIVE   current income) consistent with prudent investment risk
            and a balanced investment approach.

PRINCIPAL   The Portfolio invests primarily in other mutual funds.
INVESTMENT  The Portfolio uses an allocation strategy that emphasizes
STRATEGY    mutual funds that invest primarily in domestic equity
            securities, while also allocating a portion of the Portfolio's assets to mutual funds that invest in international equity securities and a portion of the Portfolio's assets to mutual funds that invest primarily in debt securities rated at least investment grade. The
            Portfolio invests only in mutual funds that are not affiliated with the Portfolio or the Portfolio Manager.

            Toward this end, the Portfolio allocates its assets among the following three general classifications:

               o EQUITY FUNDS. Approximately 60% of the Portfolio's assets will be invested in mutual funds that seek growth, growth and income, capital appreciation, or a similar objective or objectives, primarily through investment in domestic equity securities under normal circumstances.

               o INTERNATIONAL EQUITY FUNDS. Approximately 10% of the Portfolio's assets will be invested in mutual funds that seek growth, growth and income, capital appreciation, or a similar objective or objectives, primarily through investment in equity securities that may be from issuers domiciled or traded in countries outside of the United States.

               o INCOME FUNDS. Approximately 30% of the Portfolio's assets will be invested in mutual funds that seek as their objective income, growth, or total return primarily through investment in debt securities that are rated investment grade or better.

            The Portfolio normally maintains the allocation of its assets among the three classifications indicated above, but may vary the percentages to respond to market conditions.

            The Portfolio Manager believes that the allocation strategy provides the majority of investment return that would otherwise be obtained by investing exclusively in common stocks, yet with significantly lower volatility. The Portfolio Manager also believes that with the increasing globalization of securities markets, investors should have some exposure to foreign stock markets. The Portfolio Manager selects mutual funds that have had the best performance within their classification, as measured over time periods deemed appropriate by the Portfolio Manager. The Portfolio normally invests in 10-15 mutual funds. The Portfolio generally may not purchase or invest in securities of any investment company if, as a result, the Portfolio and all of its affiliates, would own more than 3% of the total outstanding stock of that company.

            The Portfolio may invest in underlying mutual funds that are both diversified and non-diversified. A non-diversified mutual fund may invest more than 5% and up to 25% of its assets in the securities of one issuer. The Portfolio itself is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

PRINCIPAL   Any investment involves the possibility that you will
RISKS       lose money or not make money.  Investment in the Portfolio is not insured against loss of principal. We cannot assure that the Portfolio will achieve its investment objective.
            Investing in shares of the Portfolio should not be considered a complete investment program. The share value of the Portfolio will rise and fall.

            An investment in the Portfolio is subject to the following principal risks:

               o MANAGER RISK. The Portfolio Manager and the investment advisers of the underlying mutual funds may do a mediocre or poor job in selecting securities.

               o LIQUIDITY RISK. The 1940 Act provides than an underlying mutual fund whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the mutual fund's outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of a mutual fund's outstanding securities therefore will be considered not readily marketable, and these securities together with other illiquid securities may not, exceed 15% of the Portfolio's assets.

               o DIVERSITY RISK. The Portfolio may invest in shares of mutual funds that are both diversified and non-diversified. Non-diversified funds are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and may be more susceptible to any single economic, political or regulatory occurrence.

            Because the Portfolio invests in underlying mutual funds, the Portfolio is subject to the following principal risks associated with the investment activities of the underlying mutual funds:

               o  PRINCIPAL RISK ASSOCIATED WITH EQUITY SECURITIES:

                    o MARKET AND COMPANY RISK. The price of a security held by an underlying mutual fund may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical, returns from a particular stock market segment in which the mutual fund may invest may still trail returns from the overall stock market.

               o  PRINCIPAL RISK ASSOCIATED WITH INTERNATIONAL
                  INVESTMENTS:

                    o FOREIGN INVESTMENT RISK. In many foreign countries there is less publicly available information about companies than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the underlying mutual fund may encounter difficulties or be unable to pursue legal remedies or obtain judgments in foreign courts.

                       The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms.

                       U.S. dollar-denominated securities
                       of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

               o  PRINCIPAL RISK ASSOCIATED WITH DEBT SECURITIES:

                    o INCOME RISK. The underlying mutual fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

                    o INTEREST RATE RISK. This is the risk that bond prices overall will decline over short or even extended periods due to rising interest rates. Interest rate risk is generally modest for shorter-term bonds, moderate for intermediate-term bonds, and high for longer-term bonds. A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change.

                    o CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results.

                    o CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

            Because of these risks, your investment could lose or not make any money.

MORE ON THE The Trust has retained Directed Services, Inc. ("DSI") as
PORTFOLIO   Portfolio Manager to manage the assets of the Portfolio
MANAGER     and to act as administrator to the Portfolio.  DSI is a
            subsidiary of ING Groep N.V.  The address of DSI is 1475
            Dunwoody Drive, West Chester, Pennsylvania 19380.

            The following person at DSI is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                        Name and Recent Business Experience
            ----                        ------------------------------------

            Christopher W. Smythe       Vice President

                                        Mr. Smythe has been employed as Vice
                                        President at DSI for the past 5 years.
                                        Previously, he was employed as
                                        Assistant Vice President at PNC Bank.

            DSI also serves as manager and administrator to the GCG Trust and is the principal underwriter and distributor of the Variable Contracts issued by Golden American Life Insurance Company. For more information, please refer to "Management of the Trust."

-------------------------------------------------------------------------
                      MANAGEMENT  OF  THE  TRUST
-------------------------------------------------------------------------

THE ADVISER Directed Services, Inc. ("DSI") is the overall adviser to the GCG Trust. The Trust is an open-end management investment company organized as a Massachusetts business trust. DSI is a New York corporation and is a wholly owned subsidiary of ING Groep N.V. ("ING"). DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American Life Insurance Company ("Golden American") issues. Golden American is a stock life insurance company organized under the laws of the State of Delaware and a subsidiary of ING.

            DSI performs the activities described above in this Prospectus and below under the caption "Distributor." The Trust pays DSI, as portfolio manager, for management services a monthly fee at an annual rate of 0.10% of the average daily net assets of the Portfolio. DSI is currently waiving the management fee.

            DSI also provides administrative services necessary for the Trust's operation and furnishes or procures on behalf of the Trust and the Portfolio the services and information necessary to the proper conduct of the Portfolio's business. As administrator, DSI also liaisons among the various service providers to the Portfolio. DSI is also responsible for ensuring that the Portfolio is operated in compliance with applicable legal requirements. The Trust pays DSI, as administrator, for administrative services a monthly fee at an annual rate of 0.20% of the average daily net assets of the Portfolio. DSI is currently providing (non-advisory) management and administrative services to the other operational portfolios of the Trust.

DISTRIBUTOR DSI acts as distributor of shares of the Portfolio, in addition to serving as manager and administrator. As distributor, DSI is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., and acts as distributor without remuneration from the Trust.

EXPENSES Investors in the Portfolio bear not only a proportionate share of the expenses of the Portfolio (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds. Shareholders also bear their proportionate share of any sales charges incurred by the Portfolio related to the purchase of shares of the mutual funds. In addition, shareholders of the Portfolio may indirectly bear expenses paid by a mutual fund related to the distribution of its shares. For the fiscal year ended December 31, 2001, total expenses paid by the Portfolio were 2.50% of average net assets.

OTHER       The Trust bears all costs of its operations other than
EXPENSES    expenses specifically borne by DSI. See "Management of
            the Trust" in the Statement of Additional Information.
            Trust expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated among all the portfolios of the Trust. The
            Trust reimburses DSI for the Portfolio's organizational expenses that DSI advanced.

PORTFOLIO   DSI, as portfolio manager, places orders for the purchase
TRANSACTIONS and sale of no-load mutual funds for the Portfolio's account directly with the mutual fund. Purchase and sale orders of load mutual funds may be placed with DSI, as the distributor, although other brokers or dealers may be selected at the discretion of DSI. Purchase orders for certain money market instruments may be placed directly with the issuer.

            DSI, as distributor, may also assist in the execution of the Portfolio's transactions to purchase underlying fund shares for which it may receive distribution payments from the mutual funds or their distributors in accordance with the distribution plans of those funds.

            The Portfolio has no restrictions on portfolio turnover, although its annual turnover rate is not expected to exceed 100%. A 100% annual portfolio turnover rate would occur if each security in the Portfolio (other than securities with less than one year remaining to maturity) was replaced once during the year. If the Portfolio purchases shares of load funds, a higher turnover rate would result in correspondingly higher sales loads paid by the Portfolio. There is no limit on the portfolio turnover rates of the mutual funds in which the Portfolio may invest.


-------------------------------------------------------------------------
                             SHARE  PRICE
-------------------------------------------------------------------------

NET ASSET
VALUE The net asset value per share of the Portfolio is calculated at or about 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York
            Stock Exchange is open for trading, exclusive of federal holidays. Net asset value per share is calculated by dividing the aggregate value of the Portfolio's assets less all liabilities by the number of the Portfolio's outstanding shares.

            The assets of the Portfolio consist primarily of the mutual funds, which are valued at their respective net asset values under the 1940 Act. Each mutual fund is required to value securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

            Other assets of the Portfolio are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.


-------------------------------------------------------------------------
                       TAXES  AND  DISTRIBUTION
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each Portfolio annually. Any net realized long-term capital gains for the Portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by the Portfolio in additional shares of the Portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by the Portfolio will reduce the per share net asset value by the per share amount paid.

            The Portfolio has qualified, and expects to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended amended ("Code"). As a qualified regulated investment company, the Portfolio is generally not subject to Federal income tax on the part of its investment company taxable income (including any net capital gains) which they distribute to shareholders. It is the Portfolio's intention to distribute all such income and gains.

            Shares of the Portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolio. You are urged to consult with your tax advisor for more detailed information regarding taxes applicable to the Contracts and the holders thereof.


-------------------------------------------------------------------------
                           MORE  INFORMATION
-------------------------------------------------------------------------

ADDITIONAL The description of the Portfolio in this prospectus does INVESTMENT not describe all of the non-principal investments, STRATEGIES techniques and strategies the Portfolio may use to achieve its investment objective. The Portfolio is not obligated to use any of these techniques or strategies at any given time or under any particular economic condition. For further information on these investments, techniques and strategies, please refer to the Statement of Additional Information.

            The Portfolio may take temporary defensive positions inconsistent with its investment policies to adjust its investment exposure during uncertain periods, such as periods when the portfolio manager determines that adverse market, economic, political or other conditions exist. These positions generally involve investing in a manner different than that in which the portfolio invests under normal market conditions. To the extent the Portfolio assumes a temporary investment position, it may not achieve its investment objective. For more detailed information on the Portfolio's temporary defensive positions, please refer to the Statement of Additional Information.

PORTFOLIO   Before investing in the Portfolio, you should review its
TURNOVER    portfolio turnover rate for an indication of the
            potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

            Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period. The portfolio turnover rate for the Portfolio is presented in the "Financial Highlights" in this prospectus.

INDEPENDENT Ernst & Young LLP, Two Commerce Square, Suite 4000
AUDITORS 2001 Market Street, Philadelphis, PA 19103 serves as independent auditors of the GCG Trust.

  TO  OBTAIN
  MORE
  INFORMATION                                                               THE GCG TRUST

                 Two documents are available that offer further             TRUSTEES
                 information on the Portfolio:

                 ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS.  The
                 annual report of the Portfolio includes a                  Paul S. Doherty
                 discussion of the market conditions and investment
                 strategies that significantly affected the                 J. Michael Earley
                 Portfolio's performance during the last fiscal
                 year.                                                      R. Barbara Gitenstein

                 STATEMENT OF ADDITIONAL INFORMATION.  The                  R. Glenn Hilliard
                 Statement of Additional Information contains
                 additional information about the Portfolio.  A             Walter H. May
                 current Statement of Additional Information has
                 been filed with the Securities and Exchange                Thomas J. McInerney
                 Commission, and is made a part of this prospectus
                 by reference.                                              Jock Patton

                 To obtain a free copy of these documents or to             David W.C. Putnam
                 make inquiries about the Portfolio, please write
                 to our Customer Service Center at P.O. Box 2700,           Blaine E. Rieke
                 West Chester, Pennsylvania  19380 or call (800)
                 366-0066, or access the SEC's website                      John G. Turner
                 (http://www.sec.gov).
                                                                            Roger B. Vincent
                 Information about the GCG Trust can be reviewed
                 and copied at the SEC's Public Reference Room.             Richard A. Wedemeyer
                 Information about its operation may be obtained by
                 calling 1-202-942-8090.  You may obtain copies of
                 reports and other information about the GCG Trust,
                 for payment of a duplication fee, by electronic request
                 at the following e-mail address: publicinfo@sec.gov or
                 by writing to the SEC's Public Reference Section,
                 Washington, D.C. 20549-0102.


















              [ING LOGO]

  IN 29999 5/01                                              811-5629

                  PART B. STATEMENT OF ADDITIONAL INFORMATION

SAI-GCGTrust-05-01-02--16.doc

                                  THE GCG TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002

All Cap Portfolio                       Internet TollkeeperSM Portfolio*
Asset Allocation Growth Portfolio       Investors Portfolio
Capital Appreciation Portfolio          J.P. Morgan Fleming Small Cap Equity
Capital Growth Portfolio                  Portfolio
Capital Guardian Small Cap Portfolio    Janus Growth and Income Portfolio
  (formerly Small Cap Portfolio)          (formerly Growth and Income Portfolio)
Core Bond Portfolio                     Large Cap Value Portfolio
Developing World Portfolio              Limited Maturity Bond Portfolio
Diversified Mid-Cap Portfolio           Liquid Asset Portfolio
Equity Growth Portfolio                 Managed Global Portfolio
Equity Income Portfolio                 Mid-Cap Growth Portfolio
Focus Value Portfolio                   Real Estate Portfolio
Fully Managed Portfolio                 Research Portfolio
Fundamental Growth Portfolio            Special Situations Portfolio
Global Franchise Portfolio              Strategic Equity Portfolio
Growth Portfolio                        Total Return Portfolio
Hard Assets Portfolio                   Value Equity Portfolio
International Enhanced EAFE Portfolio   Van Kampen Growth and Income Portfolio
International Equity Portfolio            (formerly Rising Dividends Portfolio)

This Statement of Additional Information pertains to the Portfolios listed above, each of which is a separate series of The GCG Trust. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2002, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the Prospectuses. The Prospectuses can be obtained without charge by contacting the Manager at the phone number or address below.

                             DIRECTED SERVICES, INC.
                               1475 Dunwoody Drive
                        West Chester, Pennsylvania 19380
                                 (800) 447-3644

* Internet TollkeeperSM is a service mark of Goldman, Sachs & Co.

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION  ............................................................
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES.......................
     FIXED INCOME SECURITIES..............................................
     U.S. Government Securities...........................................
     Custodial Receipts...................................................
     Corporate Debt Securities............................................
     High Yield Bonds.....................................................
     Brady Bonds..........................................................
     Banking Industry and Savings Industry Obligations....................
     Commercial Paper.....................................................
     Sovereign Debt.......................................................
     Mortgage-Backed Securities...........................................
     Collateralized Mortgage Obligations..................................
     Agency Mortgage Securities...........................................
         GNMA Certificates................................................
         FNMA & FHLMC Mortgage-Backed Obligations.........................
     Privately-Issued Mortgage-Backed Securities..........................
     Foreign-Related Mortgage Securities..................................
     Asset-Backed Securities..............................................
     Subordinated Mortgage Securities.....................................
     Loan Participations..................................................
     Delayed Funding Loans and Revolving Credit Facilities................
     Zero-Coupon and Payment-In-Kind Bonds................................
     Eurodollar and Yankee Dollar Instruments.............................
     Inflation-Indexed Bonds..............................................
     Event-Linked Bonds...................................................
     EQUITY INVESTMENTS...................................................
     Common Stock and Other Equity Securities.............................
     Preferred Stock......................................................
     Convertible Securities...............................................
     Warrants ............................................................
     Eurodollar Convertible Securities....................................
     DERIVATIVES..........................................................
     Futures Contracts and Options on Futures Contracts...................
     General Description of Futures Contracts.............................
     Interest Rate Futures Contracts......................................
     Options on Futures Contracts.........................................
     Stock Index Futures Contracts........................................
     Investment in Gold and Other Precious Metals.........................
     Gold Futures Contracts...............................................
     Limitations..........................................................

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                          TABLE OF CONTENTS (CONTINUED)

                                                                            PAGE
     OPTIONS ON SECURITIES AND SECURITIES INDEXES.........................
     Purchasing Options on Securities.....................................
     Risks of Options Transactions........................................
     Writing Covered Call and Secured Put Options.........................
     Options on Securities Indexes........................................
     Over-the-Counter Options.............................................
     Risks Associated with Futures and Futures Options....................
     Swaps................................................................
         Credit Default Swaps.............................................
     Variable and Floating Rate Securities................................
     Lease Obligation Bonds...............................................
     Structured Securities................................................
     Indexed Securities...................................................
     Hybrid Instruments...................................................
     Dollar Roll Transactions.............................................
     When-Issued, Delayed Delivery and Forward Commitment Transactions....
     FOREIGN INVESTMENTS..................................................
     Foreign Securities...................................................
     Sovereign Debt.......................................................
     Foreign Currency Transactions........................................
     Forward Currency Contracts...........................................
     Options on Foreign Currencies........................................
     Currency Management..................................................
     Equity and Debt Issued or Guaranteed by Supranational Organizations..
     Exchange Rate-Related Securities.....................................
     OTHER INVESTMENT PRACTICES AND RISKS.................................
     Repurchase Agreements................................................
     Reverse Repurchase Agreements........................................
     Other Investment Companies...........................................
         Standard & Poor's Depositary Receipts ("SPDRs")..................
         World Equity Benchmark Shares ("WEBS")...........................
         Exchange Traded Funds ("ETFs")...................................
     Short Sales..........................................................
     Short Sales Against the Box..........................................
     Illiquid Securities..................................................
     Restricted Securities................................................
     Borrowing............................................................
     Lending Portfolio Securities.........................................
     Real Estate Investment Trusts........................................
         Risks Associated with the Real Estate Industry...................
     Hard Asset Securities................................................
     Small Companies......................................................

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                          TABLE OF CONTENTS (CONTINUED)

                                                                          PAGE
     Unseasoned Companies.................................................
     Strategic Transactions...............................................
     Special Situations...................................................
     Internet and Internet-Related Companies..............................
     Temporary Defensive Investments......................................
INVESTMENT OBJECTIVES AND ADDITIONAL
INVESTMENT STRATEGIES AND ASSOCIATED RISKS................................
     Liquid Asset Portfolio...............................................
     Limited Maturity Bond Portfolio......................................
     Core Bond Portfolio..................................................
     Fully Managed Portfolio..............................................
     Total Return Portfolio...............................................
     Asset Allocation Growth Portfolio....................................
     Focus Value Portfolio................................................
     Fundamental Growth Portfolio.........................................
     Equity Income Portfolio..............................................
     All Cap  Portfolio...................................................
     Janus Growth and Income and Special Situations Portfolios............
     Real Estate Portfolio................................................
     Value Equity Portfolio...............................................
     Investors Portfolio..................................................
     International Equity Portfolio.......................................
     Van Kampen Growth and Income Portfolio...............................
     Managed Global Portfolio.............................................
     Large Cap Value Portfolio............................................
     Hard Assets Portfolio................................................
     Diversified Mid-Cap Portfolio........................................
     Research Portfolio...................................................
     Capital Growth Portfolio.............................................
     Capital Appreciation and Strategic Equity Portfolios.................
     Capital Guardian Small Cap Portfolio.................................
     Mid-Cap Growth Portfolio.............................................
     Growth   Portfolio...................................................
     Developing World Portfolio...........................................
     Internet TollkeeperSM Portfolio......................................
     Equity Growth Portfolio..............................................
     International Enhanced EAFE Portfolio................................
     J.P. Morgan Fleming Small Cap Equity Portfolio.......................
     Global Franchise Portfolio...........................................

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

                          TABLE OF CONTENTS (CONTINUED)

                                                                            PAGE
INVESTMENT RESTRICTIONS..................................................
     Fundamental Investment Restrictions..................................
         For the Asset Allocation Growth Portfolio, Diversified Mid-Cap
              Portfolio, Janus Growth and Income Portfolio and Special Situations Portfolio,
         For the  Fundamental Growth Portfolio, Global
              Franchise Portfolio, Focus Value Portfolio, Equity Growth Portfolio, International Enhanced EAFE Portfolio, J.P. Morgan Fleming Small Cap Equity Portfolio, Internet TollkeeperSM
              Portfolio and International Equity Portfolio................
         For the Equity Income Portfolio, Fully Managed Portfolio, Limited Maturity Bond Portfolio, Hard Assets Portfolio, Real Estate Portfolio, Capital Appreciation Portfolio, Van Kampen Growth and Income Portfolio, Value Equity Portfolio, Strategic Equity Portfolio, Capital Guardian Small Cap Portfolio, Managed Global Portfolio, and Liquid Asset
              Portfolio...................................................
         For the Total Return Portfolio, Research Portfolio, Mid-Cap
              Growth Portfolio and Core Bond Portfolio....................
         For the Growth Portfolio.........................................
         For the Capital Growth Portfolio.................................
         For the Developing World Portfolio...............................
         For the Investors Portfolio......................................
         For the Large Cap Value Portfolio................................
         For the All Cap Portfolio........................................
     Non-Fundamental Investment Restrictions..............................
         For the Asset Allocation Growth Portfolio, Diversified Mid-Cap
              Portfolio, Janus Growth and Income Portfolio and Special
              Situations Portfolio........................................
         For the Fundamental Growth Portfolio, Global Franchise Portfolio,
              Focus Value Portfolio, Equity Growth Portfolio,
              International Enhanced EAFE Portfolio, J.P. Morgan Fleming
              Small Cap Equity Portfolio and International Equity
              Portfolio...................................................
         For the Van Kampen Growth and Income Portfolio, Value Equity
              Portfolio, Strategic Equity Portfolio, and Capital Guardian Small
              Cap Portfolio...............................................
         For the Managed Global Portfolio.................................
         For the Total Return Portfolio, Research Portfolio, Mid-Cap
              Growth Portfolio and Core Bond Portfolio....................
         For the Growth Portfolio.........................................
         For the Capital Growth Portfolio.................................
         For the Developing World Portfolio...............................
         For the Investors Portfolio......................................
         For the Large Cap Value Portfolio................................
         For the Internet TollkeeperSM Portfolio..........................
MANAGEMENT OF THE TRUST...................................................
     Interested Trustees and Principal Executive Officers.................
     Independent Trustees.................................................
     Trustees' Fund Equity Ownership Positions............................
     Board Committees.....................................................
     Compensation of Trustees.............................................
     The Management Agreement.............................................
     Portfolio Managers...................................................
     Distribution of Trust Shares.........................................
         Distribution Plan................................................
         Shareholder......................................................
         Servicing Agreement..............................................
     Codes of Ethics......................................................

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                          TABLE OF CONTENTS (CONTINUED)

                                                                            PAGE
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................
     Investment Decisions.................................................
     Brokerage and Research Services......................................
NET ASSET VALUE...........................................................
PERFORMANCE INFORMATION...................................................
TAXES.....................................................................
OTHER INFORMATION.........................................................
     Capitalization.......................................................
     Voting Rights........................................................
     Purchase of Shares...................................................
     Redemption of Shares.................................................
     Exchanges............................................................
     Custodian and Other Service Providers................................
     Independent Auditors.................................................
     Registration Statement...............................................
     Financial Statements.................................................
APPENDIX  1:  DESCRIPTION OF BOND RATINGS.................................

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio's securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Portfolios' Prospectuses. Terms not defined herein have the meanings given them in the Prospectuses.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES
     U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

     Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

CUSTODIAL RECEIPTS.
     The Internet TollkeeperSM Portfolio and Core Bond Portfolio may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

CORPORATE DEBT SECURITIES
     Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios' investment objectives and policies in the relevant Prospectus or in this Statement of Additional Information.

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Corporation ("Standard & Poor's" or "S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Manager.

HIGH YIELD BONDS
     "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS
     "Brady Bonds," are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

     Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS
     Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this Statement of Additional Information for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

     Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

     (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

     (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

     (iii)in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     The Managed Global Portfolio will not invest in obligations issued by a U.S. or foreign commercial bank or S&L unless:

     (i) the bank or S&L has total assets of at least $10 billion (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and

     (ii) in the case or a U.S. bank or S&L, its deposits are insured by the FDIC or the SAIF, as the case may be.

COMMERCIAL PAPER

     Commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

     Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

SOVEREIGN DEBT
     Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Some Portfolios may invest in obligations issued or guaranteed by a foreign government or its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality. The Core Bond Portfolio may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES.
     The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

     Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

     STRIPPED MORTGAGE-BACKED SECURITIES, Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     Certain Portfolios may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

AGENCY MORTGAGE SECURITIES.
     The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban

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

Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES.
     Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

     These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

FOREIGN-RELATED MORTGAGE SECURITIES.
     The International Equity and Growth Opportunities Portfolios may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Polls of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These mortgage loans operate similar to those in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience and maturities of loans.

ASSET-BACKED SECURITIES.
     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     A Portfolio may invest in any type of asset-backed security if the Portfolio Manager determines that the security is consistent with the Portfolio's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Portfolios.

SUBORDINATED MORTGAGE SECURITIES
     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.

     The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Portfolio Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

     Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

     The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by savings and loan associations, savings banks, commercial banks or similar institutions and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

LOAN PARTICIPATIONS.
     The Core Bond Portfolio and the Asset Allocation Growth Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolios intend to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolios have direct recourse against the corporate borrower, the Portfolios may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolios were determined to be subject to the claims of the agent bank's general creditors, the Portfolios might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolios do not receive scheduled interest or principal payments on such indebtedness, the Portfolios' share price and yield could be adversely affected. Loans that are fully secured offer the Portfolios more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolios bear a substantial risk of losing the entire amount invested. The Portfolios limit the amount of their total assets that they will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolios generally will treat the corporate borrower as the "issuer" of indebtedness held by the individual Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require a Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Portfolio Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Portfolios' investment restriction relating to the lending of funds or assets by the Portfolios.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolios could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Portfolio Managers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES.
     The Core Bond Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. The Core Bond Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
     Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

     The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy the Portfolio's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS
     Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS.
     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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EVENT-LINKED BONDS.
     "Event-linked bonds" are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES
     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

     Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK
     Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES
     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

     Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

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WARRANTS
     Certain Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the losses of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES
     Certain Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES
     Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment. The Portfolio's transactions in derivative instruments may include:

     o the purchase and writing of options on securities (including index options) and options on foreign currencies;

     o the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

     o entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaptions.

     The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

     Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

     INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

     OPTIONS ON FUTURES CONTRACTS. A futures option gives the Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

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

     The Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

     STOCK INDEX FUTURES CONTRACTS. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

     (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

          (a)  forego possible price appreciation,

          (b) create a situation in which the securities would be difficult to repurchase, or

          (c)  create substantial brokerage commissions;

     (2) when a liquidation of the Portfolio has commenced or is contemplated, but there is, in the Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3)  to close out stock index futures purchase transactions.

     Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) if the Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the Portfolio, or

     (2)  to close out stock index futures sales transactions.

     As long as required by regulatory authorities, each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

See this Statement of Additional Information for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

     INVESTMENT IN GOLD AND OTHER PRECIOUS METALS. Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code," each Portfolio (with the exception of the Hard Assets Portfolio) intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

     Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

     Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

     GOLD FUTURES CONTRACTS. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified

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

amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     LIMITATIONS. When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES
     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS
     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     Except the Asset Allocation Growth and Diversified Mid-Cap Portfolios, a Portfolio may write a call or put option only if the option is "covered" or "secured" by the Portfolio holding a position in the underlying securities. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian, cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

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

     OPTIONS ON SECURITIES INDEXES. A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     OVER-THE-COUNTER OPTIONS. Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

     GENERAL. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of the Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in the Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS
     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect the Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the

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hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

     The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

SWAPS
     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

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

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     CREDIT DEFAULT SWAPS. The Core Bond Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

VARIABLE AND FLOATING RATE SECURITIES
     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS
     Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

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

STRUCTURED SECURITIES
     Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES
     Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS
     Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish

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

to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio, except for the Special Situations Portfolio, the Growth Portfolio and the Janus Growth and Income Portfolio, will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

DOLLAR ROLL TRANSACTIONS
     Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

     The Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolio.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS
     All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES
     Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this Statement of Additional Information for further description of these securities.

     Each Portfolio (except the Developing World, Hard Assets Portfolio, Special Situations Portfolio, Janus Growth and Income Portfolio, and Growth Portfolio) may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Core Bond Portfolio may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, the Hard Assets Portfolio may invest up to 35% of its net

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

assets in securities of issuers located in South Africa. A Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.

     Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

     Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

SOVEREIGN DEBT
     Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Portfolio and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, the Portfolio may have few or no effective legal remedies for collecting on such debt.

     As discussed above "sovereign debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "High Yield Bonds" and "Sovereign Debt" under "Description of Securities and Investment Techniques."

     Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

     In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatibly in financial markets, which could have a negative effect on the value of a portfolio's shares.

FOREIGN CURRENCY TRANSACTIONS
     Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

     FORWARD CURRENCY CONTRACTS. Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.

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Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

     A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES
     A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

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

     A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

CURRENCY MANAGEMENT
     A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY

SUPRANATIONAL ORGANIZATIONS
     Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

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EXCHANGE RATE-RELATED SECURITIES
     Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS
     All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the

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

securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS
     A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Internet TollkeeperSM Portfolio may not invest in reverse repurchase agreements.

OTHER INVESTMENT COMPANIES
     All Portfolios may invest in shares issued by other investment companies. The Internet TollkeeperSM Portfolio may invest in shares of certain types of investment companies referred to as "SPDR"s and "WEB"s, as defined below. Certain Portfolios may invest in Exchange Traded Funds ("ETFs"), as defined below. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company,
(2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company. The Equity Income and Fully Managed Portfolios may, however, invest in shares of the
T. Rowe Price Money Market Funds; the Special Situations, Growth and Janus Growth and Income Portfolios may invest in shares of Janus' Money Market Funds and the Asset Allocation Growth and Diversified Mid-Cap Portfolios may invest in shares of Fidelity Money Market Funds pursuant to the receipt of SEC exemptive orders. Other Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. The International Equity Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.

     STANDARD & POOR'S DEPOSITARY RECEIPTS. Each of the Internet TollkeeperSM, Capital Appreciation and Strategic Equity and Value Equity Portfolios may, consistent with its investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

     WORLD EQUITY BENCHMARK SHARES. The Internet Tollkeeper,SM Capital Appreciation, Strategic Equity and International Equity Portfolios may also invest in World Equity Benchmark Shares ("WEBS"). WEBS are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of

WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operating history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

     EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or Foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

SHORT SALES
     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Internet TollkeeperSM Portfolio may not invest in short sales.

     The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX
     A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES
     Illiquid securities are securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days or with a demand period of more than seven days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this Statement of Additional Information; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below).

RESTRICTED SECURITIES
     Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees, based upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the

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

determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING
     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES
     For the purpose of realizing additional income, certain Portfolios may make secured loans of portfolio securities. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business day's notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

REAL ESTATE INVESTMENT TRUSTS.
     REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of

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

the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

     RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

     o    possible declines in the value of real estate;

     o    adverse general or local economic conditions;

     o    possible lack of availability of mortgage funds;

     o    overbuilding;

     o    extended vacancies of properties;

     o    increases in competition, property taxes and operating expenses;

     o    changes in zoning or applicable tax law;

     o costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

     o    casualty or condemnation losses;

     o    uninsured damages from floods, earthquakes or other natural disasters;

     o    limitations on and variations in rents; and

     o    unfavorable changes in interest rates.

     In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES
     The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

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SMALL COMPANIES
     Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Portfolio Manager would otherwise have sold the security. It is possible that the Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

     UNSEASONED COMPANIES. Certain Portfolios, including the Asset Allocation Growth, Diversified Mid-Cap, Capital Appreciation, Strategic Equity, Capital Guardian Small Cap, Managed Global and Internet TollkeeperSM Portfolios, may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

STRATEGIC TRANSACTIONS
     Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this Statement of Additional Information, certain of the Portfolios may, but are not required to, utilize various investment strategies as described herein to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic

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

Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

SPECIAL SITUATIONS
     A special situation arises when, in the opinion of the Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES
     Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

TEMPORARY DEFENSIVE INVESTMENTS
     For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade short-term fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stock and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

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

                      INVESTMENT OBJECTIVES AND ADDITIONAL
                   INVESTMENT STRATEGIES AND ASSOCIATED RISKS


LIQUID ASSET PORTFOLIO
Investment Objective:         High level of current income consistent with the
                              preservation of capital and liquidity.

     The Liquid Asset Portfolio seeks to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to the Portfolio. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Portfolio's investment objectives, policies and quality standards, the Portfolio may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Portfolio, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies, and will not, in the aggregate, exceed 10% of the Portfolio's net assets. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

     The Portfolio may also make limited investments in guaranteed investment contracts ("GIC") issued by U.S. insurance companies that are subject to the Portfolio's 10% restriction on investments in illiquid securities. The Portfolio will purchase a GIC only when the Portfolio Manager has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

     The Portfolio may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by a Portfolio to purchase or sell securities at a specified future date. When a Portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets, such as cash, U.S. government securities, or other liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Portfolio and may contribute to the volatility of the Portfolio's net asset value.

     To increase current income, the Portfolio may lend its portfolio securities in an amount up to 33% of the Portfolio's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the Portfolio and are subject to the same risks as repurchase agreements.

     The Portfolio may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, the Portfolio acquire securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily.

     The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are rated in the second-highest rating category, except that this limitation shall not apply to U.S. government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality (within the first or second highest rating category) and the Portfolio Manager does not dispose of the security or such security does not mature within five business days), shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

     The Portfolio may invest up to 10% in illiquid securities and may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Portfolio may transfer as collateral securities owned by the Portfolio. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

LIMITED MATURITY BOND PORTFOLIO
Investment Objective:         Highest current income consistent with low risk to
                              principal and liquidity.

     As discussed in the Prospectus, the Portfolio invests primarily in short-to-intermediate term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (i.e., puts, variable floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate term debt securities. The Portfolio will not invest more than 25% of its total assets in a single industry. The Portfolio will not invest more than 10% of its assets in foreign government securities.

     The asset-backed securities in which the Portfolio may invest include mortgage-backed U.S. government securities, mortgages pooled by high quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans. The Portfolio's investments in banking industry obligations include certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks. The Portfolio's investments in savings industry obligations include certificates of deposit and time deposits issued by savings and loan associations. The Portfolio's investments in commercial paper consist primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs. The Portfolio's investments in variable and floating rate securities have coupon rates which vary with a designated money market index or are reset at preset intervals.

     The Portfolio may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment transaction is an agreement by the Portfolio to purchase or sell securities at a specified future date. When the Portfolio engages in these transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets, such as cash, U.S. government securities, or other liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such transactions have the effect of leverage on the Portfolio and may contribute to volatility of a Portfolio's net asset value.

     To increase current income, the Portfolio may lend its portfolio securities in an amount up to 33% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the Portfolio and are subject to the same risks as repurchase agreements.

     The Portfolio may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement, the Portfolio acquires securities and obtain a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The Portfolio may also invest in reverse repurchase agreements pursuant to which the Portfolio sells securities and simultaneously agrees to repurchase them at a later date.

     The Portfolio seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the maturity of its portfolio in light of market conditions and trends. When, in the opinion of the Portfolio Manager, market indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

     During periods of rising or falling interest rates, the Portfolio may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options thereon. Such a strategy involves using the contracts as a maturity management device that reduces risk and preserves total return while the Portfolio is restructuring its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Investment Techniques."

     The Portfolio's dollar-weighted average maturity will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or floating rate securities are deemed to mature at the next interest rate adjustment date, and
(iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the maturities of the securities underlying the futures contracts. The Portfolio may invest in futures contracts, purchase and sell interest rate futures contracts, and purchase and write options on such futures contracts.

     The Portfolio may invest in private placements of debt securities. These investments may be considered to be restricted securities. The Portfolio may invest up to 10% of its net assets in these and other illiquid securities. The Portfolio may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Statement of Additional Information entitled "Description of Securities and Investment Techniques."

     The Portfolio may write covered call options and purchase put options, and purchase call and write put options to close out options previously written by the Portfolio. The Portfolio may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Portfolio (and involved in the options) on the Portfolio's net asset value per share. This Portfolio will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. The Portfolio will engage only in short sales "against the box."

     In addition to the limited maturity debt in which the Portfolio invests, other investments may include other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extensions arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to medium-term debt securities. Generally, the Portfolio's securities are selected from as many as ten sectors of the fixed income market, each representing a different type of fixed income investment.

CORE BOND PORTFOLIO
Investment Objective:         Maximum total return, consistent with preservation
                              of capital and prudent investment management.

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities. This policy is subject to change only upon 60 days' notice to shareholders. The average portfolio duration of the Portfolio normally varies within a three- to six- year time frame based on the Portfolio Manager's forecast for interest rates. The total return sought will consist of income earned on the Portfolio's investments plus capital appreciation, if any.

     The fixed income instruments in which the Portfolio may invest include:

     o securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock, corporate commercial paper, Yankees and Euros;

     o    mortgage-backed and other asset-backed securities;

     o    inflation-indexed bonds issued both by governments and corporations;

     o    structured notes, including hybrid or "indexed" securities,

     o    event-linked bonds and loan participations;

     o    delayed funding loans and revolving credit facilities;

     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;

     o debt securities issued by states or local governments and their agencies, authorities and government sponsored enterprises;

     o obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and

     o    obligations of international agencies or supranational entities.

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

     Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

     References are made in the Prospectus and this Statement of Information to credit ratings of debt securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolio
Manager:

     o    high quality

     o    investment grade

     o    below investment grade ("high yield securities" or "junk bonds")

     The Portfolio may invest up to 10% of its assets in high yield securities or "junk bonds" rated B or higher by Moody's or S&P, or if unrated, determined by the Portfolio Manager to be of comparable quality.

     The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. International investing in general may involve greater risks than U.S. investments. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest all of its assets in certain derivative instruments, such as options, futures contracts, swap agreements, or mortgage- or asset-backed securities.

FULLY MANAGED PORTFOLIO

Investment Objective:         Over the long-term, a high total investment
                              return, consistent with the preservation of capital and with prudent investment risk.

     The Portfolio Manager uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued by various measures and may be temporarily out of favor with investors but have good prospects for capital appreciation. The risk of this approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Such investments may be attractive if their prices appear to be excessively discounted and prospects for appreciation are considered favorable.

     The Portfolio holds a certain portion of its assets in money market reserves. The Portfolio's reserve position can consist of shares of one or more
T. Rowe Price internal money market portfolios as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the Portfolio may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

     To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agreements and reverse repurchase agreements; lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities; purchasing securities of foreign issuers, with up to 25% of total net assets invested in foreign equities; entering into forward currency contracts and currency exchange transactions for hedging purposes; and borrowing from banks to purchase securities. The Portfolio will not engage in short sales of securities other than short sales "against the box." The Portfolio may invest up to 15% of its net assets in illiquid securities. See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

     The Portfolio may invest in convertible debt or preferred equity securities and warrants. The Portfolio may also purchase debt securities, including junk bonds and restricted securities (each up to 15% of total assets) and hybrids (up to 10% of total assets). In addition, the Portfolio may purchase securities in private placements, subject to a 10% net asset limit on illiquid securities. The total market value of securities against which the Portfolio writes call or put options may not exceed 25% of its total assets.

TOTAL RETURN PORTFOLIO
Investment Objective:         Above-average income (compared to a portfolio
                              entirely invested in equity securities) consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income.

     As discussed in the Prospectus, the Total Return Portfolio is a "balanced fund" that invests in a combination of equity and fixed income securities. The Portfolio may invest in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). See "Description of Securities and Investment Techniques" for a further discussion of these securities.

     The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     The Portfolio may invest up to 20% of its net assets in lower rated bonds and 20% of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques -- Foreign Investments" for a discussion of the risks involved in foreign investing.)

     In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars.

     The Portfolio may purchase "Rule 144A securities"; enter into repurchase agreements; lend portfolio securities; purchase securities on a "when-issued" or on a "delayed delivery" basis; invest in indexed securities linked to foreign currencies, indexes, or other financial indicators; enter into mortgage "dollar roll" transactions; invest a portion of its assets in loan participations and other direct indebtedness; purchase restricted securities, corporate asset-backed securities, short sales (including short sales against the box), options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts. See "Description of Securities and Investment Techniques" for more information regarding these transactions and the risks associated with them.

     While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transactions costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

ASSET ALLOCATION GROWTH PORTFOLIO:
Investment Objective:         Maximize total return over the long term by
                              allocating its assets among stocks, bonds, short-term instruments and other investments.

     The Portfolio may also purchase illiquid or restricted securities (such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

     While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

     Asset Allocation: The stock class includes domestic and foreign equity securities for all types (other than adjustable rate preferred stocks that are included in the bond class). Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. The Portfolio Manager will seek to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this asset class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

     The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. Short-term and money market instruments may include commercial paper, notes, and other corporate debt securities, government securities issued by U.S. or foreign governments or their agencies or instrumentalities, bank deposits and other financial institution obligations, repurchase agreements involving any type of security, and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The Portfolio Manager may use its judgment to place a security in the most appropriate asset class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-

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term/money market class according to interest rate sensitivity as well as maturity. The Portfolio may also make other investments that do not fall within these asset classes. In making asset allocation decisions, the Portfolio Manager will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. The Portfolio Manager will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

FOCUS VALUE PORTFOLIO:
Investment Objective:         Long term growth of capital.

     The Portfolio tries to achieve its objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer. The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include depressed earnings, special competition, product obsolescence, relatively low price-to-earnings and price-to-book ratios and stocks out of favor.

     The types of securities in which the Portfolio invests require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Portfolio Manager on behalf of the Portfolio. To the extent that the Portfolio Manager becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer's affairs. The investment objective of the Portfolio is based upon the belief that the pricing mechanism of the securities markets lacks perfect efficiency so that the prices of securities of troubled issuers are often depressed to a greater extent than warranted by the condition of the issuer and that, while investment in such securities involves a high degree of risk, such investments offer the opportunity for significant capital gains. Current income is not necessarily a factor in the selection of investments. The investment objective of the Portfolio described in this paragraph is a fundamental policy of the Portfolio and may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. The Portfolio is classified as a diversified fund under the 1940 Act.

     Investment in securities of issuers in weak financial condition or experiencing poor operating results involves a high degree of financial and market risk that can result in substantial or at times even total losses. The Portfolio may invest in companies or institutions that have substantial capital needs or negative net worth, or that are involved in bankruptcy or reorganization proceedings. The Portfolio will also invest in companies whose earnings have been severely depressed by periods of unfavorable operating conditions. Among the problems involved in investments in troubled issuers is the fact that it frequently may be difficult to obtain information as to the condition of such issuers. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value.

     The Portfolio expects to invest in securities of issuers that are encountering a variety of financial or earnings problems and representing distinct types of risk. The Portfolio's investments in equity or fixed income securities of companies or institutions in weak financial condition may include issuers with substantial capital needs or negative net worth or issuers that are, have been or may become involved in bankruptcy or reorganization proceedings. Issuers experiencing poor operating results may include companies whose earnings have been severely depressed by periods of unfavorable operating conditions or which face special competitive or product obsolescence problems. Issuers with poor operating results will not necessarily be in weak financial condition.

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

     It is anticipated that many of the portfolio securities of the Portfolio may not be widely traded, and that the Portfolio's position in such securities may be substantial in relation to the market for the securities. As a result, the Portfolio may experience time delays and incur costs and possible losses in connection with the sale of such securities. In addition, through service on creditors' committees or in other special situations the Portfolio may gain access to information which would preclude it from trading in particular portfolio securities. Accordingly, it would under certain circumstances be difficult for the Portfolio to meet redemptions. The Portfolio may, when the Portfolio Manager deems it appropriate, maintain a reserve in liquid assets which it considers adequate to meet anticipated redemptions. In addition, the Portfolio will have limited authority to borrow amounts up to 20% of its total assets as a temporary measure to meet redemptions.

     The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness. The Portfolio may invest in fixed income securities rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation ("junk bonds"). See " Description of Securities and Investment Techniques- High Yield Bonds.

     The Portfolio may also invest in fixed income securities issued by states, municipalities, local governments and their agencies and authorities whose interest is exempt from federal income taxes. The Portfolio has established no rating criteria for such fixed income securities. The prices of such tax-exempt securities may be depressed for a variety of financial or political reasons, such as concern as to the fiscal integrity of the issuer and pending litigation or legislation that may affect future revenues of the issuer. Although the Portfolio may receive tax-exempt income on such securities, it is not anticipated that any portion of the dividends paid by the Portfolio will qualify for tax-exempt treatment by shareholders. The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

     The Portfolio may invest up to 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities." See " Description of Securities and Investment Techniques "Foreign Securities-Sovereign Debt."

     The Portfolio may engage in transactions in options on securities on over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk.

     The Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Notwithstanding the above limitations on Illiquid or Restricted Securities, the Portfolio may purchase, without limitation, restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

     The Portfolio may lend securities with a value not exceeding 33% of its total assets to banks, brokers and other financial institutions. In return, the Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

FUNDAMENTAL GROWTH PORTFOLIO

Investment Objective:         Long-term growth of capital.

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

     The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

     The Portfolio will give particular emphasis to companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including -- but not limited to -- above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. The Portfolio Manager believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($500 million or more). Investment in companies with lower market capitalizations, especially those under $1 billion, may involve special risks including limited product lines, market or financial resources or a limited management group. In addition, many smaller company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or more sensitive to market fluctuations, than stocks of larger companies.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. The Portfolio will maintain at least 65% of its total assets invested in equity securities except during defensive periods. The Portfolio reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical ratings organization, Government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     The Portfolio may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts ("ADRs"), however, are not subject to this restriction.).

     The Portfolio may invest in the securities of foreign issuers in the form of ADRs (including unsponsored ADRs), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers.

     The Portfolio may also invest in convertible securities, including synthetic convertible securities. Synthetic convertible securities may be either
(i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible"). In analyzing convertible securities, the Portfolio Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. See "Description of Securities and Investment Techniques --Convertible Securities" in this Statement of Additional Information.

     The Portfolio may invest in warrants, when-issued and delayed delivery transactions, and up to 15% of its assets in illiquid or restricted securities securities.

     The Portfolio may use derivatives for hedging purposes to offset the risk that other Portfolio holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. See "Description of Securities and Investment Techniques --Derivatives" in this Statement of Additional Information.

EQUITY INCOME PORTFOLIO
Investment Objective:         Substantial dividend income as well as long-term
                              growth of capital.

     The Equity Income Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This policy is subject to change only upon 60 days' prior notice to shareholders.

     In addition to the investment strategies discussed in the Prospectus, the Portfolio may invest in foreign securities, convertible stocks and bonds, warrants and certain potentially high-risk derivatives described in this Statement of Additional Information whose investment characteristics are consistent with the Portfolio's investment program.

     The Portfolio may invest in common and preferred stocks, fixed income securities, high-yield, high-risk bonds, hybrid instruments and certain types of illiquid investments such as private placements.

     The Portfolio will hold a certain portion of its assets in money market reserves. The Portfolio's reserve position can consist of shares of one or more of T. Rowe Price's internal money market portfolios as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the Portfolio may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

     The Portfolio's emphasis on stocks of established, high dividend-paying companies, as well as its possible exposure to fixed income securities, could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the appeal of stocks purchased by the Portfolio, further restraining total return. In addition, the value approach includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

ALL CAP PORTFOLIO
Investment Objective:         Capital appreciation through investment in
                              securities which the Portfolio Manager believes have above-average capital appreciation potential.

     In seeking appreciation, the All Cap Portfolio may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issuers, and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Portfolio will not concentrate its investment in any particular industry.

     To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Portfolio generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker-dealers. When the Portfolio Manager deems it appropriate, for temporary defensive purposes, the Portfolio may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by the Portfolio Manager to be of comparable quality. See "Appendix 1: Description of Bond Ratings." Investments in such investment grade fixed-income securities may also be made for the purpose of appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Portfolio Manager believes interest rates may decline.

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

     There is no limit on the amount of the Portfolio's assets that can be invested in securities rated below investment grade. For additional information on these high-yield debt securities, which may involve a high degree of risk, see "Description of Securities and Investment Techniques -- High Yield Bonds" in this Statement of Additional Information.

     The Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Portfolio will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Description of Securities and Investment Techniques -- Illiquid Securities." The Portfolio may purchase Rule 144A securities. The Portfolio's holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

     As indicated in "Investment Restrictions" in this Statement of Additional Information, the Portfolio may from time to time lend portfolio securities to selected members of the New York Stock Exchange. Such loans will not exceed 10% of the Portfolio's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see "Description of Securities and Investment Techniques -- Lending Portfolio Securities."

     As indicated under the title "Investment Restrictions," the Portfolio may invest in repurchase agreements in an amount up to 25% of its total assets. The Portfolio enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see "Description of Securities and Investment Techniques -- Repurchase Agreements." In addition, in order to meet redemptions or to take advantage of promising investment opportunities, the Portfolio may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Portfolio may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Portfolio shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Portfolio's total assets. As a matter of operating policy, however, the Portfolio will not secure borrowings by more than 10% of the value of the Portfolio's total assets. For a discussion of the risks associated with borrowings, see "Description of Securities and Investment Techniques -- Borrowing."

     As a hedge against either a decline in the value of the securities included in the Portfolio's investments, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the investment strategies referred to under "Description of Securities and Investment Techniques -- Derivatives." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

     The foregoing investment policies (other than the policy of the Portfolio with respect to the borrowing of money and the lending of portfolio securities) are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

     The Portfolio may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. The Portfolio does not anticipate that its annual portfolio turnover rate will exceed 160%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

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JANUS GROWTH AND INCOME PORTFOLIO AND SPECIAL SITUATIONS PORTFOLIO:
Janus Growth and Income
Portfolio's Investment Objective:   Long-term capital growth and current income.

Special Situations Portfolio's Investment Objective: Capital appreciation.

     In addition to the Portfolios' primary strategies discussed in the Prospectus, each Portfolio may engage in several other strategies. To hedge against changes in net asset value or to attempt to increase its investment return, each Portfolio may buy and sell: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants; foreign securities indexes; and options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     To the extent that a Portfolio holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     When the Portfolio Manager believes that market conditions are not favorable for profitable investing or when the Portfolio Manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

     Securities that each Portfolio may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term obligations. Each Portfolio may also invest in money market funds (including funds managed by the Portfolio Manager). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

     At times each Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio Manager believed that the investment return available from concentration in that sector justified any additional risk associated with concentration in that sector. When a Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

     Each Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

     At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests. During extremely unusual conditions, the Portfolio may take a position of cash and cash equivalents.

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

     The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. Such portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains.

REAL ESTATE PORTFOLIO
Investment Objective:         Capital appreciation. Current income as a
                              secondary objective.

     The Portfolio will invest at least 80% of its total assets in securities of companies that have at least 50% of the value of their assets in, or that derive at least 50% of their revenues from, the following real estate businesses: ownership, construction and development, management, asset or property sales, or other related real estate services. These securities include listed equity REITs which own properties, and listed mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. This policy is subject to change only upon 60 days' prior notice to shareholders. The Portfolio's assets may, however, be invested in money market instruments and U.S. government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defensive investment strategy.

     The Portfolio may invest up to 35% of its total assets in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers.

     The Portfolio may invest in mortgage- and asset-backed securities, repurchase agreements, and non-publicly traded privately placed and restricted securities (the latter subject to the Portfolio's overall 15% limitation on investments in illiquid securities). In addition, the Portfolio may purchase and write put and call options on securities it covers or secures, and on stock indices, or to effect closing transactions, and may borrow up to 10% of its net assets, and for temporary purposes, may borrow up to 25% of its assets for such items as large redemptions. The Portfolio will engage only in short sales "against the box."

     In addition to the securities described above, the Portfolio may invest in bonds, convertible securities, publicly traded limited partnerships listed on national securities exchanges and NASDAQ, and may invest up to 5% of its total assets in warrants and other rights to purchase securities. The Portfolio may invest up to 5% of its total assets in bonds, convertible securities, limited partnerships traded on the Toronto or London Stock Exchanges. The Portfolio may also invest up to 20% of its assets, measured at the time of investment, in high yield convertible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of equivalent quality by the Portfolio Manager). See "Description of Securities and Investment Techniques -- High Yield Bonds." Since a large percentage of the Portfolio's assets will be invested in the real estate industry, this may cause the Portfolio to have greater exposure to risks associated with real estate in general.

     The Portfolio is classified as "non-diversified" under the 1940 Act. The Portfolio's assets may be more concentrated in the securities of a single issuer or group of issuers than if it were diversified.

     There are risks inherent in the Portfolio's investment policies. These risks are discussed in "Description of Securities and Investment Techniques."

VALUE EQUITY PORTFOLIO
Investment Objective:         Capital appreciation. Dividend income is a
                              secondary objective.

     At least 80% of the Portfolio's assets normally will be invested in equity securities. This policy is subject to change only upon 60 days' prior notice to shareholders. However, during adverse market conditions, as a temporary investment posture, the Portfolio may invest significantly in the debt securities and money market instruments.

     The Portfolio may invest without limit in equity securities of foreign issuers, including ADRs. However, it is expected that under ordinary circumstances, the Portfolio will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Statement of Additional Information.

     It is the policy of the Portfolio that no equity security will be acquired, if, with respect to 75% of the Portfolio's total assets, after its acquisition, more than 25% of the Portfolio's total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Portfolio's equity securities to assure they meet the selection criteria. A security may be sold from the portfolio when (i) its price approaches its intrinsic value; (ii) a temporary, dramatic, short-term price appreciation occurs; (iii) its fundamentals deteriorate; or (iv) its relative attractiveness diminishes. From time to time, the Portfolio may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Portfolio's investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to subscribe for or purchase common stocks. The Portfolio may also invest in Standard & Poor's Depositary Receipts ("SPDR's"), which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500 Index. SPDR's are not subject to the Portfolio's policy that no more than 5% of the Portfolio's total assets be invested in any one issuer. The Portfolio may make short sales "against the box."

     The Portfolio may also invest in restricted or illiquid securities; however, the Portfolio Manager can not invest more than 15% of the Portfolio's assets in securities that, at the time of investment, it believes to be illiquid. In pursuing its investment objective or for hedging purposes, the Portfolio may, but is not required to, utilize the following investment techniques: writing "covered" listed put and call options with respect to 25% of its net assets, may purchase protective puts up to 25% of its net assets and may purchase calls and puts other than protective puts up to 5% of its assets; entering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; entering into forward currency contracts, currency exchange transactions; purchasing mortgage-backed securities and asset-backed securities; and borrowing from banks up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

     During unusual or adverse market conditions, the Portfolio may invest significantly in U.S. government and agency debt securities, and in money market instruments such as certificates of deposit, bankers' acceptances, high quality commercial paper, U.S. Treasury bills, and repurchase agreements.

INVESTORS PORTFOLIO
Investment Objective:         Seek long-term growth of capital. Current income
                              is a secondary objective.

     The Portfolio from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's (with no minimum rating required), or comparable unrated securities. There is no limit on the amount of the Portfolio's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see "Description of Securities and Investment Techniques -- High Yield Bonds" in this Statement of Additional Information.

     The Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The Portfolio may invest up to 25% of its net assets in any one industry. The Portfolio generally purchases marketable securities, primarily those traded on the New York Stock Exchange

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("NYSE") or other national securities exchanges, but also purchases securities traded in the over-the-counter market. The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described below, the Portfolio may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Description of Securities and Investment Techniques -- Illiquid Securities."

     From time to time, the Portfolio may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Portfolio's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see "Description of Securities and Investment Techniques -- Lending Portfolio Securities."

     As indicated under "Investment Restrictions" the Portfolio may invest in repurchase agreements in an amount up to an aggregate of 25% of its total assets. For a description of repurchase agreements and their associated risks, see "Description of Securities and Investment Techniques -- Repurchase Agreements." In addition, in order to meet redemption requests or as a temporary measure, the Portfolio may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Portfolio shall borrow only from banks.

     As a hedge against either a decline in the value of securities included in the Portfolio's investments or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the various investment strategies referred to under "Description of Securities and Investment Techniques -- Derivatives." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

     The foregoing investment policies, other than the Portfolio's investment objectives and the Portfolio's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

INTERNATIONAL EQUITY PORTFOLIO
Investment Objective:         Long-term growth of capital.

     Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States. This policy is subject to change only upon 60 days' prior notice to shareholders.

     In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in corporate debt securities; equity securities such as common stock, convertible securities, preferred stock or warrants or other securities that are exchangeable for common stock; U.S. government securities; when-issued and delayed delivery transactions; floating or variable instruments; repurchase agreements; and reverse repurchase agreements.

     The Portfolio may use derivatives to hedge against changes in financial markets, currency rates and interest rates. To reduce exposure to a foreign currency or to moderate potential changes in the U.S. dollar value of the Portfolio, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio intends to limit forward foreign currency exchange contracts to 70% of its total assets.

     The Portfolio may purchase and sell interest rate futures contracts and related options provided that (a) the then-current aggregate futures market prices of financial instruments required to be

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delivered and purchased under open futures contracts shall not exceed 30% of the
Portfolio's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The Portfolio may invest in other investment companies subject to the limitations of the 1940 Act. It may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Portfolio.

     The Portfolio may also invest in derivatives, including options, futures contracts, options on futures and forward contracts. To hedge against changes in market conditions or interest rates, the Portfolio may invest in futures contracts and in options on futures contracts. The Portfolio intends to limit its use of covered put and call option transactions to those where the sum of the initial margin deposits and premiums paid does not exceed 5% of its total assets. The Portfolio may invest in foreign currency contracts for hedging purposes and forward currency contracts in anticipation of changes in currency exchange rates. The Portfolio will not enter into a forward contract if, as a result, it would have more than 1/3 of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate assets having sufficient value to cover its obligations).

     The Portfolio may engage in short sales against the box and may lend portfolio securities to up to 33 1/3 of the Portfolio's total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.

     The Portfolio may invest up to 15% of its net assets illiquid or restricted securities.

     For a more detailed descriptions of these various investment techniques and their risks, see "Description of Securities and Investment Techniques."

     When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, it likely will not achieve its investment objective of capital appreciation.

     The Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Portfolio. It is anticipated that the portfolio turnover rate will vary from year to year.

VAN KAMPEN GROWTH AND INCOME PORTFOLIO
Investment Objective:         Long-term growth of capital and income.

     The Portfolio normally invests primarily in income-producing equity securities. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

     The Portfolio may also invest in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grade assignments by S&P or Moody's. In selecting securities for investment, the Portfolio Manager focuses primarily on the security's potential for growth of capital and income.

     The Portfolio may invest up to 25% of its assets in securities of foreign issuers. The Portfolio also may invest in derivative instruments.

     During those times when equity securities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Portfolio may invest any amount of its assets in short-term fixed income securities or in cash or cash equivalents.

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MANAGED GLOBAL PORTFOLIO
Investment Objective:         Capital appreciation. Current income is only an
                              incidental consideration.

     As discussed in the Prospectus, the Managed Global Portfolio may invest in common stocks traded in securities market around the world, issued by any type of company, large or small. Investing in securities of smaller, less well known companies may present greater opportunities for capital appreciation, but may also involve greater risks. The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio's assets would be invested in the securities of any issuer, except that this restriction does not apply to U.S. government securities or foreign government securities, and the Portfolio may not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

     At times, the Portfolio Manager may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of shareholders. The Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies the Portfolio may invest in some of the following securities.

     The Portfolio may invest solely in equity securities traded primarily in U.S. markets. Also the Portfolio may add preferred stocks to the portfolio. The Portfolio may purchase mortgage- and asset-backed securities.

     The Portfolio may invest in the following debt instruments (includes debt instruments convertible into equity): (i) fixed-income instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. government securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities ("foreign government securities"); and (iii) debt securities of domestic or foreign issuers. Debt securities purchased by the Portfolio may be of any maturity, at the discretion of the Portfolio Manager.

     The Portfolio may invest in money market instruments. These include the following: (i) short-term U.S. government securities; (ii) short-term foreign government securities; (iii) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.); and (iv) commercial paper and other short-term corporate obligations.

     The Managed Global Portfolio may use various investment strategies and techniques to meet its investment objective, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Managed Global Portfolio will only purchase and write options that are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an established over-the-counter market exists. The Portfolio may purchase and sell futures contracts, and may purchase and write options on such futures contracts, including stock index futures contracts. The Portfolio may enter into foreign currency contracts and currency exchange contracts on a spot basis. When deemed appropriate by the Portfolio Manager, the Portfolio may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Portfolio may invest in shares of other investment companies when the Portfolio Manager believes such investment is an appropriate method of investing in one or more emerging capital markets. The Portfolio may invest in restricted securities and warrants. The Portfolio may not invest more than 15% of its net assets in illiquid securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Portfolio has borrowed. The Portfolio may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings the Portfolio may transfer as collateral securities owned by the Portfolio.

     For more information about the Portfolio's investments including the risks of such investing see "Description of Securities and Investment Techniques." The Portfolio Manager may invest in the above

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or any other securities that it considers consistent with the defensive strategies of the Portfolio. It is impossible to predict when or for how long the Portfolio will use such alternative strategies.

     The Portfolio is the successor for accounting purposes to the Managed Global Account of Separate Account D of Golden American. For additional information, see "Other Information -- The History of the Managed Global Portfolio."

LARGE CAP VALUE PORTFOLIO
Investment Objective:         Seek long-term growth of capital and income.

     The Large Cap Value Portfolio invests at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. This policy is subject to change only upon 60 days' prior notice to shareholders.

     The Large Cap Value Portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. For additional information on the risks of lending the Portfolio's securities, see "Description of Securities and Investment Techniques -- Lending Portfolio Securities" in this Statement of Additional Information.

     In order to help ensure the availability of suitable securities, the Portfolio may purchase debt securities on a "when-issued" or on a "forward delivery" basis. For a discussion of the risks associated with "when issued" and "forward delivery" securities, see "Description of Securities and Investment Techniques -- When Issued or Delayed Securities" in this Statement of Additional Information.

     The Portfolio may also enter into repurchase agreements. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. In addition, the Portfolio may also enter into "reverse" repurchase agreements. Here too, the Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. For a discussion of the risks associated with repurchase arrangements and reverse repurchase agreements, see "Description of Securities and Investment Techniques -- Repurchase Agreements" and "Description of Securities and Investment Techniques -- Reverse Repurchase Agreements" in this Statement of Additional Information.

     The Portfolio may enter into mortgage dollar rolls. At the time the Portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     Subject to certain restrictions, the Portfolio may purchase warrants, including warrants traded independently of the underlying securities. For a discussion of the risks associated with warrants, see "Description of Securities and Investment Techniques -- Warrants" in this Statement of Additional Information.

     The Portfolio is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Also, the Portfolio may be authorized to use a variety of investment strategies for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a Portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. Hedging and other strategic transactions which may be used are described below:

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     (a)  exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed-income indices and other financial instruments,

     (b)  financial futures contracts (including stock index futures),

     (c)  interest rate transactions, and

     (d)  currency transactions.

     These transactions are referred to in this Statement of Additional Information under each transaction's respective title under "Description of Securities and Investment Techniques."

     The Portfolio may invest in investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities).

     The Portfolio will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Portfolio and the contracts (e.g., the Beta volatility factor).

     For purposes of this limitation, to the extent the Portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The Portfolio Manager's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

     The Portfolio is currently authorized to use hedging, futures, options on futures, currency transactions, swaps, floors and collars referred to in this Statement of Additional Information under "Description of Securities and Investment Techniques." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the Portfolio.

HARD ASSETS PORTFOLIO
Investment Objective:         Long-term capital appreciation.

     The Hard Assets Portfolio provides a diversified portfolio that seeks to provide protection against inflation or rapid economic activity. In economic periods of rising inflation or when activity of companies within the Portfolio tend to show rapid rises in earnings, it is common to find that bonds and other equities perform poorly. As such, the Portfolio may provide a source of diversification to an overall portfolio. There can be no assurance that an increased rate of return or reduced fluctuation of the Portfolio will be achieved. Thus, an investment in the Portfolio's shares should be considered part of an overall investment program rather than a complete investment program.

     The Portfolio may invest in securities of foreign issuers, including up to 35% of its assets in securities of South African issuers. The relative amount of the Portfolio's investment in foreign issuers will change from time to time, and the Portfolio is subject to certain guidelines for diversification of foreign security investments. Investments by the Portfolio in securities of foreign issuers may involve particular investment risks. See "Description of Securities and Investment Techniques." The Portfolio normally invests at least 80% of its total assets in Hard Asset Securities, that is equity and debt securities of companies engaged in the exploration, development, production, management and distribution of assets such as gold and other precious metals, strategic metals, oil, natural gas, coal

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

and real estate investment trusts. This policy is subject to change only upon 60 days' prior notice to shareholders.

     The Portfolio may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Portfolio will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Portfolio's assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and gold bullion and coins. The Portfolio may also invest directly in other commodities including petroleum and strategic metals. The Portfolio may invest up to 20% of the value of its total assets in non-hard asset securities.

     Since a large percentage of the Portfolio's assets will be invested in Hard Assets, the Portfolio might be deemed to have concentrated in such investments. This may cause the Portfolio to have greater exposure to risks associated with Hard Assets in general.

     During periods of less favorable economic and/or market conditions, the Portfolio may make substantial investments for temporary defensive purposes in obligations of the U.S. government, certificates of deposit, bankers acceptances, investment grade commercial paper, asset-backed securities, mortgage-backed securities and repurchase agreements.

     The Portfolio may engage in short sales, and may lend portfolio securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by the amount the Portfolio has borrowed.

     Short sales of unlisted securities may not exceed 10% of net assets. The Portfolio will not make short sales of more than 2% of net assets in any one issuer or more than 2% of the outstanding class of shares of any one issuer. The Portfolio may purchase securities on margin. The Portfolio may borrow up to 10% of the value of its net assets and for temporary purposes may increase this amount to 25%. The Portfolio may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Portfolio may purchase and sell interest rate, gold, and other futures contracts. The Portfolio may also purchase and sell stock index futures contracts and other futures contracts based upon other financial instruments, and purchase options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

     The Portfolio Manager believes the Portfolio may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset companies in the Portfolio. Hard Asset companies' equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset companies.

     The Portfolio seeks investment opportunities in the world's major stock, bond and commodity markets. The Portfolio may invest in securities issued anywhere in the world, including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country with the exception of South Africa. There is no limitation on the amount the Portfolio can invest in emerging markets. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Description of Securities and Investment Techniques."

     The equity securities in which the Portfolio may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts; partnerships; joint ventures and other incorporated entities or enterprises; "when-issued" securities; "partly paid" securities (securities paid for over a period of time); restricted securities and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the 10% limitation on illiquid investments. The Portfolio may invest in certain derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Portfolio may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described in the "Description of Securities and Investment Techniques." In addition, the Portfolio may invest in futures and forward contracts and options on precious metals and other Hard Assets. See "Investment in Gold and Other Precious Metals."

     Since the Portfolio may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold, energy, base metal or agriculturals and their operations, the Portfolio may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. These risks are described further in "Description of Securities and Investment Techniques."

     Investors should be aware that some of the instruments in which the Portfolio may invest, such as structured or indexed notes, swaps and foreign securities, may be subject to periods of extreme volatility and illiquidity and may be difficult to value. These techniques are described in "Description of Securities and Investment Techniques."

DIVERSIFIED MID-CAP PORTFOLIO:
Investment Objective:         Long-term growth of capital.

     With respect to the Diversified Mid-Cap Portfolio, the Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations. This policy is subject to change only upon 60 days' prior notice to shareholders.

     The Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell MidCap Index. The Portfolio Manager intends to measure the capitalization range of these indices no less frequently than once per month.

         The Portfolio may also purchase illiquid or restricted securities (such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

     While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

RESEARCH PORTFOLIO
Investment Objective:         Long-term growth of capital and future income.

     The Portfolio invests in debt securities, and may invest up to 10% of its net assets in lower rated debt securities (e.g., rated BA or lower by Moody's or BB or lower by S&P or Fitch), or in securities the Portfolio Manager believes to be of comparable quality.

     It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Portfolio Manager's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more

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dependent on the Portfolio Manager's own credit analysis than in the case of a
Portfolio investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

     The Portfolio may enter into repurchase agreements, make loans of its securities, may engage in short sales (including short sales against the box), invest in ADRs, invest up to 20% of its net assets in foreign securities, invest in emerging markets or countries with limited or developing capital markets and purchase "Rule 144A securities" and mortgage dollar roll transactions. Investing in these type of securities involves certain risks. See "Description of Securities and Investment Techniques" for a discussion of the risks involved with investing in the above listed securities transactions.

     While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate.

CAPITAL GROWTH PORTFOLIO
Investment Objective:         Long-term total return.

     As discussed in the Prospectus, the Capital Growth Portfolio invests primarily in common stocks of companies where the potential for change is significant. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in foreign countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

     To hedge against changes in net asset value or to attempt to realize a greater current return, the Portfolio may use the following investment strategies and techniques. The Portfolio may buy and sell put and call options; index futures contracts and options on index futures and on indexes; warrants on foreign securities indexes; purchase and sell options in the over-the-counter markets only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.) The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements.

     At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests. The Portfolio may invest in domestic or foreign securities.

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CAPITAL APPRECIATION PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO:
Capital Appreciation Portfolio's Investment Objective: Long-term capital growth.

Strategic Equity Portfolio's Investment Objective:     Capital appreciation.

     The Strategic Equity Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of mid-cap companies. This policy is subject to change only upon 60 days' prior notice to shareholders.

     Each Portfolio may invest, for temporary defensive purposes, all or substantially all of its assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. government obligations. In addition, a portion of each Portfolio's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. Each Portfolio will invest in common stocks, which fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each Portfolio may also invest in preferred stocks (which may be subject to optional or mandatory redemption provisions) and convertible securities, without regard to corporate bond ratings. Each Portfolio may invest in corporate debt, which may be subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors. The Portfolio may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of each Portfolio. To the extent that the Portfolios have the ability to invest in REITs, each could conceivably own real estate directly as a result of a default on securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, and changes in zoning laws. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to maintain exemption from the 1940 Act.

     To the extent consistent with its respective investment objective, each of the Portfolios may invest in foreign securities. The Capital Appreciation Portfolio may invest up to 25% of its total assets in foreign securities. The Strategic Equity Portfolio may invest up to 25% of its total assets in foreign securities.

     For purposes of computing such limitation, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. Each Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Each Portfolio has the authority to deal in foreign exchange between currencies of the different countries in which each will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. Each Portfolio will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign hedges than the percentage of its assets that it could invest in foreign securities.

     The Strategic Equity Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. The Capital Appreciation Portfolio will not invest more than 15% of its assets in illiquid securities. The Portfolio may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

     For the purpose of realizing additional income, the Portfolios may each make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Although it does not

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currently intend to do so, the Strategic Equity Portfolio may invest in "special situations, as described in this Statement of Additional Information.

     The Portfolio may also invest in U.S. government securities, repurchase agreements, short sales and has the ability to use forward contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures and in other investment companies to the extent permitted by the 1940 Act, and rules and regulation thereunder.

CAPITAL GUARDIAN SMALL CAP PORTFOLIO
Investment Objective:         Long-term capital appreciation.

     The Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P Small-Cap 600 Index ("S&P 600 Index"), updated quarterly. This policy is subject to change only upon 60 days' prior notice to shareholders.

     In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets), after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

     The Portfolio may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Portfolio's investment objective: short sales of securities; investing in securities of foreign issuers (including Depositary Receipts), including not more than 10% of its total assets in foreign government securities denominated in U.S. dollars; engaging in futures contracts, including purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase and reverse repurchase agreements; purchase mortgage- and asset-backed securities; and lending portfolio securities to brokers, dealers, bankers, and other recognized institutional borrowers of securities. The Portfolio may not exceed a total of 25% of net assets in short sales, but this amount is decreased by any amount the Portfolio has borrowed. The Portfolio may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds.

     The Portfolio may borrow up to 10% of its net assets to purchase securities and up to 25% of its net assets for temporary purposes. In connection with permissible borrowings, the Portfolio may transfer as collateral securities owned by the Portfolio. The Portfolio may invest up to 15% of its net assets in illiquid securities.

MID-CAP GROWTH PORTFOLIO
Investment Objective:         Long-term growth of capital.

     The Portfolio seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies with medium market capitalization which the Portfolio Manager believes have above-average growth potential under normal circumstances. This policy is subject to change only upon 60 days' prior notice to shareholders.

     Shares of the Portfolio are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be

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considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio. The Portfolio may invest up to 15% of its assets in short sales, including short sales against the box.

     Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include up to 10% in securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind. Such investments involve certain risks. See "Description of Securities and Investment Techniques -- High Yield Bonds" for a discussion of the risks involved in investing in lower-rated securities.

     When the Portfolio Manager believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements.

     The Portfolio may invest 20% of its net assets in foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Description of Securities and Investment Techniques -- Foreign Securities" for a discussion of the risks involved in foreign investing.)

     The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     The Portfolio may also purchase illiquid or restricted securities (such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

     The Portfolio is classified as "non-diversified" under federal securities laws. The Portfolio's assets may be more concentrated in the securities of a single issuer or group of issuers than if it were diversified.

     While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

     The Portfolio may also enter into repurchase agreements, lend securities, purchase securities on a "when-issued" or on a "forward delivery" basis (which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time), purchase restricted securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

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GROWTH PORTFOLIO
Investment Objective:         Capital appreciation.

     In addition to the Growth Portfolio's primary strategies discussed in the Prospectus, the Portfolio may engage in several other strategies. To hedge against changes in net asset value or to attempt to increase its investment return, the Portfolio may buy and sell the following: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants; foreign securities indexes; and options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     To the extent that the Portfolio holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     When the Portfolio Manager believes that market conditions are not favorable for profitable investing or when the Portfolio Manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

     Securities that the Portfolio may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term obligations. The Portfolio may also invest in money market funds (including funds managed by the Portfolio Manager). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

     At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio Manager believes the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

     The Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

     At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests. During extremely unusual conditions, the Portfolio may take a position of cash and cash equivalents.

     The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the

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Portfolio's investments, particularly in periods of volatile market movements.
Such portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains.

DEVELOPING WORLD PORTFOLIO
Investment Objective:         Capital appreciation.

     As discussed in the Prospectus, the Developing World Portfolio invests primarily in the equity securities of emerging market companies. The Portfolio also may enter into repurchase agreements, purchase U.S. government securities, invest up to 10% of its total net assets in investment companies, leverage transactions, lend portfolio securities up to 30% of the Portfolio's total net assets, invest in when-issued and forward commitment securities, purchase and write put and call options on securities, currencies and stock indexes, and write "covered" call and put options. The Portfolio will not enter into any options transactions on securities, securities indexes or currencies or related options (including options on futures) if the sum of the initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options transactions with respect to more than 25% of its total assets. The Portfolio may borrow up to one third of its total net assets, but will not purchase any securities while borrowings exceed 10%. The Portfolio may invest in interest rate futures contracts or related options only if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would not exceed 5% of its total assets. The Portfolio does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested. The Portfolio may invest in forward currency contracts, but may not invest more than one-third of its assets in such contracts. The Portfolio may invest in futures, swaps, including equity swaps, and options on futures. The Portfolio may invest up to 15% of its total net assets in illiquid securities. See "Description of Securities and Investment Techniques."

INTERNET TOLLKEEPERSM  PORTFOLIO

Investment Objective:         Long-term growth of capital.

     Internet TollkeeperSM Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors, which provide access, infrastructure content and services to "Internet Tollkeeper" companies and internet users. This policy is subject to change only upon 60 days' prior notice to shareholders.

     In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in preferred stocks; repurchase agreements; U.S. government securities; bank obligations; interests in real estate investment trusts (equity, mortgage, or hybrid); mortgage-related securities, including real estate mortgage investment conduit ("REMIC") certificates; asset-backed securities; commercial paper; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and "Description of Securities and Investment Techniques." In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in GDRs, EDRs or other similar instruments representing securities of foreign issuers.

     The Portfolio will not engage in "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold and held short would exceed 25% of the Portfolio's net assets, and no more than 15% of the Portfolio's net assets

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will be subject to such short sales at any time. The Portfolio may purchase securities on margin. The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. In addition, the Portfolio may invest in SPDRs, WEBS and OPALS. See "Description of Securities and Investment Techniques."

     In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: First, investment in companies that may be unseasoned, may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. Investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

     Second, the legal obligations of online service providers is unclear under both U.S. and foreign law with respect to freedom of expression, defamation, libel, invasion of privacy, advertising, copyright or trademark infringement, information security, or other areas based on the nature and content of the materials disseminated through online service providers. Moreover, legislation has been proposed that imposes liability for, or prohibits the transmission over, the Internet of certain types of information. It is possible that now or in the future, related claims could be made against online services companies. These liability issues, as well as possibly other legal issues, could impact the growth of Internet use.

     For example, it is possible that laws and regulations may be adopted with respect to the Internet or other online service providers with respect to the imposition of sales tax collection obligations on Internet companies and the use of personal user information. The nature of this governmental action and the manner in which it may be interpreted and enforced cannot be predicted. Changes to existing laws or the passage or proposed passage of new laws intended to address these and other issues, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the costs of doing business as a result of actual or anticipated litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an Internet company's business, results of operations and financial condition.

     The success of many Internet companies depends, in large part, upon the development and maintenance of the infrastructure of the World Wide Web ("Web") for providing reliable Web access and services. There can be no assurances that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long-term will be developed, or, if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

     The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company's business and financial performance may suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

     Despite the implementation of security measures, an Internet company's networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or

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others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

EQUITY GROWTH PORTFOLIO
Investment Objective:         Long-term capital appreciation.

     The Portfolio seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. Under normal circumstances at least 80% of the net assets of the Portfolio will be invested in equity securities.

     In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, large-capitalization growth-oriented equity securities, may underperform relative to other sectors of the overall market.

INTERNATIONAL ENHANCED EAFE PORTFOLIO
Investment Objective:     Total return from long-term capital growth and income.

     Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The Portfolio may change any of its investment policies (including its investment objective) without shareholder approval.

     For purposes of the Portfolio's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; of (iii) the issuer derives at least 50% of its assets situated in such country.

     The Portfolio may invest in debt securities issued by supranational organizations, including The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

     The Portfolio is classified as "non-diversified" under federal securities laws. The Portfolio's assets may be more concentrated in the securities of a single issuer or group of issuers than if it were diversified.

     The Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

     The Portfolio may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their

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coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payments dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss or principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO
Investment Objective:         Capital Growth over the long-term.

     Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. The Portfolio may change any of its investment policies, including its investment objective, without shareholder approval.

     The Portfolio is classified as "non-diversified" under federal securities laws. The Portfolio's assets may be more concentrated in the securities of a single issuer or group of issuers than if it were diversified.

     The Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

GLOBAL FRANCHISE PORTFOLIO
Investment Objective:         Long-term capital appreciation.

     The Portfolio invests primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.

     The Portfolio's investments in foreign countries generally will be in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

     The Portfolio may invest in securities of any size company. Investing in securities of smaller companies may provide greater growth potential than larger more established firms, but it also involves greater risk and price volatility.

     The Portfolio may use various derivative instruments for both hedging and non-hedging purposes. Derivatives include forwards, futures, options, forward contracts, swaps and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade, and therefore, may not serve their intended purposes. See "Description of Securities and Investment Techniques - Derivatives". The Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives.

     The Portfolio is classified as "non-diversified" under the 1940 Act. The Portfolio's assets may be more concentrated in the securities of a single issuer or group of issuers than if it were diversified.

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                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Internet Tollkeeper,SM J.P. Morgan Fleming Small Cap Equity and International Enhanced EAFE Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a portfolio.

     FOR THE ASSET ALLOCATION GROWTH PORTFOLIO, DIVERSIFIED MID-CAP PORTFOLIO, JANUS GROWTH AND INCOME PORTFOLIO AND SPECIAL SITUATIONS PORTFOLIO: A Portfolio may not:

     1. with respect to 75% of each Portfolio's total assets (50% of the Special Situations Portfolio's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

     2. issue senior securities, except as permitted under the Investment Company Act of 1940;

     3. borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     4. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

     6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

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     8.   lend any security or make any loan if, as a result, more than 33 1/3%
          of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     FOR THE FUNDAMENTAL GROWTH PORTFOLIO, GLOBAL FRANCHISE PORTFOLIO, FOCUS VALUE PORTFOLIO, EQUITY GROWTH PORTFOLIO, INTERNATIONAL ENHANCED EAFE PORTFOLIO, J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO, INTERNET TOLLKEEPERSM PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO:

     A Portfolio may not:

     1. with respect to 75% of each Portfolio's total assets (50% of the Global Franchise, International Enhanced EAFE, and J.P. Morgan Fleming Small Cap Equity Portfolios' total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

     2. issue senior securities, except as permitted under the Investment Company Act of 1940;

     3. borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Internet TollkeeperSM, Global Franchise, and Equity Growth Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings.

     4. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

     5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

     6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

     8. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

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     FOR THE EQUITY INCOME PORTFOLIO, FULLY MANAGED PORTFOLIO, LIMITED MATURITY
BOND PORTFOLIO, HARD ASSETS PORTFOLIO, REAL ESTATE PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, VAN KAMPEN GROWTH AND INCOME PORTFOLIO, VALUE EQUITY PORTFOLIO, STRATEGIC EQUITY PORTFOLIO, CAPITAL GUARDIAN SMALL CAP PORTFOLIO, MANAGED GLOBAL PORTFOLIO, AND LIQUID ASSET PORTFOLIO:

     Under these restrictions, a Portfolio may not:

     (1) Invest in a security if, with respect to 75% of its total assets (50% of the Real Estate Portfolio's total assets), more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (2) Invest in a security if, with respect to 75% of its assets (50% of the Real Estate Portfolio's total assets), it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

     (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to the Liquid Asset Portfolio, to securities or obligations issued by U.S. banks, (c) with respect to the Managed Global Portfolio, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets Portfolio, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

     (4) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

     (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Hard Assets Portfolio may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

     (6) Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

          (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

          (b)  enter into repurchase agreements; and

          (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;

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

     (7) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;

     (9) With respect to the Equity Income, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, and Liquid Asset Portfolios, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Hard Assets Portfolio, which may engage in short sales within the limitations described in the Statement of Additional Information;

     (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);

     (11) With respect to the Equity Income, Fully Managed, Limited Maturity Bond, Hard Assets, Real Estate, and Liquid Asset Portfolios, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for Van Kampen Growth and Income, Value Equity, Strategic Equity, Capital Appreciation, Capital Guardian Small Cap and Managed Global Portfolios, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;

     (12) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

          (a) any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

          (b) the Equity Income and Strategic Equity Portfolio may engage in futures contracts on gold; and

          (c) this restriction shall not apply to the Managed Global and the Hard Assets Portfolio.

     (13) With respect to all Portfolios except the Managed Global Portfolio, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

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

FOR THE TOTAL RETURN PORTFOLIO, RESEARCH PORTFOLIO, MID-CAP GROWTH PORTFOLIO AND CORE BOND PORTFOLIO:

     A Portfolio may not:

     (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to the Core Bond Portfolio or the Mid-Cap Growth Portfolio;

     (2) invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

     (3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except Core Bond Portfolio may also borrow to enhance income;

     (4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     (5) purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The Mid-Cap Growth, Research and Total Return Portfolio reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Mid-Cap Growth, Research and Total Return Portfolio will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

     (6) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     (7) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

     (8) issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

FOR THE GROWTH PORTFOLIO:
     The Portfolio may not:

     (1) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may

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

          invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;

     (2) purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

     (3) make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

     (4) with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

     (5) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

     (6) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     (7) borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     (8) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     (9) invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     (11) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

     (12) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

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

FOR THE CAPITAL GROWTH PORTFOLIO:
     The Portfolio may not:

     (1) issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     (2) purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);
     (3) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     (4) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     (5) as to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

     (6) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

     (7) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

FOR THE DEVELOPING WORLD PORTFOLIO:
     The Portfolio may not:

     (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

     (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies,
          (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

     (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may

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          enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

     (4) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

     (5) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

     (6) Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

     (7) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

     (8) Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     (9) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

     (10) Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

FOR THE INVESTORS PORTFOLIO
     The Portfolio may not:

     (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

     (2) borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that

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

          the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

     (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

     (5) purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

     (6)  act as underwriter of securities of other issuers;

     (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

     (8) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

     (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

     (11) issue senior securities except as may be permitted by the 1940 Act.

FOR THE LARGE CAP VALUE PORTFOLIO
     The Portfolio may not:

     (1) issue senior securities, except to the extent that the borrowing of money in accordance with restrictions (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

     (2) invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations;

     (3) For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

     (4) purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be

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          held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

     (5) borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

     (6) underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

     (7) purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

     (8) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

FOR THE ALL CAP PORTFOLIO
     The Portfolio may not:

     (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

     (2) borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

     (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques -- Lending of Portfolio Securities" in this Statement of Additional Information, or
          (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

     (5) invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

     (6) invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

     (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

     (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

     (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

     (10) purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

     (12) purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

     (13) invest in interest in oil, gas or other mineral exploration or development programs, or

     (14) issue senior securities except as may be permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
     The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

FOR THE ASSET ALLOCATION GROWTH PORTFOLIO, DIVERSIFIED MID-CAP PORTFOLIO, JANUS GROWTH AND INCOME PORTFOLIO AND SPECIAL SITUATIONS PORTFOLIO:

     1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

     4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

     For purposes of normally investing at least 80% of the Diversified Mid-Cap Portfolio's assets in securities of companies of medium market capitalizations, the Portfolio Manager intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

     FOR THE FUNDAMENTAL GROWTH PORTFOLIO, GLOBAL FRANCHISE PORTFOLIO, FOCUS VALUE PORTFOLIO, EQUITY GROWTH PORTFOLIO, INTERNATIONAL ENHANCED EAFE PORTFOLIO, J.P. MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO, AND INTERNATIONAL EQUITY
PORTFOLIO:

     1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)), and only to the extent that the value of the Portfolio's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio's total assets at the time of borrowing. 4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets, except up to 20% of the Fundamental Growth Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     6. The Portfolio with the exception may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio's net assets would be hedged, and (iv) not more than 25% of the Portfolio's net assets are used as cover for options written by the Portfolio.

     With respect to non-fundamental investment restriction 4, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

FOR THE VAN KAMPEN GROWTH AND INCOME PORTFOLIO, VALUE EQUITY PORTFOLIO, STRATEGIC EQUITY PORTFOLIO AND CAPITAL GUARDIAN SMALL CAP PORTFOLIO:
     A Portfolio may not:

     (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity, Capital Guardian Small Cap, and Managed Global Portfolio, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and

     (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

FOR THE MANAGED GLOBAL PORTFOLIO:
     The Portfolio may not:

     Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR THE TOTAL RETURN PORTFOLIO, RESEARCH PORTFOLIO, MID-CAP GROWTH PORTFOLIO AND CORE BOND PORTFOLIO:
     A Portfolio may not:

     (1) invest more than 15% (except 10% with respect to the Research Portfolio,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

     (3) make investments for the purpose of gaining control of a company's management.

FOR THE GROWTH PORTFOLIO:
     The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

FOR THE CAPITAL GROWTH PORTFOLIO:
     The Portfolio may not:

     (1) invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

     (2) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     (3) purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     (4) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     (5) invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     (6)  invest in real estate limited partnerships;

     (7) purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     (8) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     (9)  make investments for the purpose of exercising control or management;

     (10) invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     (11) acquire more than 10% of the voting securities of any issuer;

     (12) invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

     (13) purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR THE DEVELOPING WORLD PORTFOLIO:
     The Portfolio may not:

     (1) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Portfolio;

     (2) Invest in any issuer for purposes of exercising control or management of the issuer;

     (3) Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

          (a)  such options are written by other persons, and

          (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

     (4) Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities; and

     (5) Purchase more than 10% of the outstanding voting securities of any one issuer.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

FOR THE INVESTORS PORTFOLIO:
     The Portfolio may not:

     (1) invest in warrants (other than warrants acquired by the Investors Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Portfolio's net assets or if, as a result, more than 2% of the Investors Portfolio's net assets would be invested in warrants that are not listed on AMEX or NYSE;

     (2) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Portfolio from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     (3) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 10 above.

FOR THE LARGE CAP VALUE PORTFOLIO:
     The Portfolio may not:

     (1) lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

     (2) lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

     (3) knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

     (4) sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin.

     (5) write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

     (6) purchase securities for the purpose of exercising control or management;

     (7) purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

          For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

        (8) pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets; If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

FOR THE INTERNET TOLLKEEPERSM PORTFOLIO:
     The Portfolio may not:

     (1)  invest for the purpose of exercising control or management;

     (2) sell property or securities short, except short sales against the box; and

     (3) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

     Unless otherwise indicated, all percentage limitations listed above apply to the Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (iii) and non-fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

     For purposes of non-fundamental restriction (2), a short sale "against the box" shall not be considered a short position.

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, R. Glenn Hilliard, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are Mary Bea Wilkinson, Stephen J. Preston, Antonio M. Muniz, Christopher W. Smythe, and Kimberly J. Smith.

     Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

              INTERESTED TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
R. Glenn *           Trustee    (2002-present) Chairman and Chief Executive Officer    106        Mr. Hilliard serves as a
Hilliard                                       of ING Americas and a member of its                Director/Trustee of each of
                                               Americas Executive Committee                       the ING Funds
                                               (1999-present).  Mr. Hilliard was                  (2002-present).
7337 E.                                        formerly Chairman and Chief Executive
Doubletree                                     Officer of ING North America,
Ranch Rd.                                      encompassing the U.S., Mexico and
Scottsdale,                                    Canada Regions (1994-1999).
Arizona  85258

(Age 59)
------------------------------------------------------------------------------------------------------------------------------
Thomas J.            Trustee    (2002-present) Chief Executive Officer, ING U.S.       156        Mr. McInerney serves as a
McInerney*                                     Financial Services (October                        Director of Aeltus
                                               2001-present).  Mr. McInerney was                  Investment Management, Inc.
                                               formerly Chief Executive Officer and               (1997-present); Ameribest
                                               General Manager of ING Worksite                    Life Insurance Company
7337 E.                                        Division (December 2000-October                    (2001-present); Equitable
Doubletree Ranch                               2001); President of Aetna Financial                Life Insurance Company
Rd.                                            Services (August 1997-December 2000);              (2001-present); First
Scottsdale,                                    Head of National Accounts and Core                 Columbine Life Insurance
Arizona  85258                                 Sales and Marketing for Aetna U.S.                 Company (2001-present);
                                               Healthcare (April 1996-March 1997);                Golden American Life
(Age 45)                                       Head of Corporate Strategies for                   Insurance Company
                                               Aetna Inc. (July 1995-April 1996);                 (2001-present); Life
                                               and has held a variety of line and                 Insurance Company of Georgia
                                               corporate staff positions with Aetna               (2001-present); Midwestern
                                               Inc. since 1978.  Mr. McInerney is                 United Life Insurance
                                               President, Chief Executive Officer                 Company (2001-present);
                                               and Director of Northern Life                      ReliaStar Life Insurance
                                               Insurance Company (2001-present); and              Company (2001-present);
                                               President and Director of Aetna Life               Security Life of Denver
                                               Insurance & Annuity Company                        (2001-present); Security
                                               (1997-present); Aetna Retirement                   Connecticut Life Insurance
                                               Holdings, Inc. (1997-present); Aetna               Company (2001-present);
                                               Investment Adviser Holding Company                 Southland Life Insurance
                                               (2000-present); and Aetna Retail                   Company (2001-present); USG
                                               Holding Company (2000-present).                    Annuity and Life Company
                                                                                                  (2001-
------------------------------------------------------------------------------------------------------------------------------

                                       93

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  present); and United
                                                                                                  Life and Annuity Insurance
                                                                                                  Company, Inc. (2001-present).
                                                                                                  Mr. McInerney is also a
                                                                                                  director/trustee of each of
                                                                                                  the ING Funds (2001-present).
------------------------------------------------------------------------------------------------------------------------------
John G. Turner*      Trustee                   President, Turner Investment Company    106        Mr. Turner serves as a
                                               (2002-present)(2002 - present).  Mr.               Director of Hormel Foods
                                               Turner was formerly Trustee and Vice               Corporation (2000-present);
                                               Chairman of  ING Americas (2000-2001);             and Shopko Stores, Inc.
7337 E.                                        Chairman and Chief Executive Officer               (1999-present).  Mr. Turner
Doubletree                                     of ReliaStar Financial Corp. and                   is a chairman and
Ranch Rd.                                      ReliaStar Life Insurance Company                   director/trustee of each of
Scottsdale,                                    (1993-2000); Chairman of ReliaStar                 the ING Funds (2002-present)
Arizona  85258                                 United Services Life Insurance                     and Director of Mortenson
(Age 62)                                       Company (1995 -1998), Chairman of                  Company (2002-present).
                                               ReliaStar Life Insurance Company
                                               of New York (1995-2001); Chairman
                                               of Northern Life Insurance
                                               Company (1992-2000); Chairman and
                                               Director/Trustee of the Northstar
                                               affiliated investment companies
                                               (1993-2001); Director, Northstar
                                               Investment Management Corporation
                                               and its affiliates (1993 - 1999);
                                               Director of ReliaStar Financial
                                               Corp. (1983-2001); and Director
                                               of each of the Aetna Funds
                                               (2001-2002).
------------------------------------------------------------------------------------------------------------------------------

                                       94

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Kimberly J. Smith    Secretary  (2001-present) Chief Counsel, ING U.S. Financial       N/A        N/A
                                               Services (2001-present); formerly
1475 Dunwoody                                  Partner, Sutherland, Asbill & Brennan
Drive                                          LLP (1996-2001)
West Chester,
PA   19380

(Age 39)
------------------------------------------------------------------------------------------------------------------------------

Mary Bea             President  (2002-present) Senior Vice President, ING Outside      N/A        N/A
Wilkinson                                      Funds Group (2000-present); Senior
                                               Vice President and Chief Financial
1475 Dunwoody                                  Officer, First Golden American Life
Drive                                          Insurance Company of New York
West Chester,                                  (1997-present); President, Directed
PA 19380                                       Services, Inc. (1993-1997)

(Age 44)
------------------------------------------------------------------------------------------------------------------------------
Stephen J.           Vice       (2002-Present) Executive Vice President, Head of       N/A        N/A
Preston              President                 ING USFS Retail Financial Mangement
                                               (2001-present); Executive Vice
1475 Dunwoody                                  President and Chief Actuary,
Drive                                          ReliaStar Life Insurance Company of
West Chester,                                  New York (2001-present); President
PA  19380                                      and CEO, First Golden American Life
                                               Insurance Company of New York (2001 -
                                               present); Executive Vice President
(Age 44)                                       and Chief Actuary, Equitable Life
                                               Insurance Company of Iowa
                                               (1999-present); Executive Vice
                                               President and Chief Actuary, United
                                               Life & Annuity Insurance Company
                                               (1999-present); Executive Vice
                                               President, Directed Services, Inc.
                                               (1993-present);  and Executive Vice
                                               President and Chief Actuary, Golden
                                               American Life Insurance Company
                                               (1993-present).
------------------------------------------------------------------------------------------------------------------------------

                                       95

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Antonio M. Muniz     Vice       (2002-Present) Senior Vice President, USFS Retail      N/A        N/A
                     President                 Product Management (2001-present);
1475 Dunwoody                                  formerly, Vice President USFS Product
Drive                                          Development (1999- 2001); Director of
West Chester,                                  Latin America at Transamerica
PA  19380                                      Reinsurance (1998-1999); and Vice
                                               President, The Coventry Group
(Age 35)                                       (1997-1998).
------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Treasurer  (2002-present) Vice President, Directed Services,      N/A        N/A
Smythe               and                       Inc. (1996-present)
                     Principal
1475 Dunwoody        Accounting
Drive                Officer
West Chester,
PA 19380

(Age 41)
------------------------------------------------------------------------------------------------------------------------------

      *Messrs. Hilliard, McInerney and Turner are deemed to be "interested persons" of the Trust pursuant to the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Paul S.              Trustee    (2002-present) President and Partner, Doherty,         106        Mr. Doherty serves as a
Doherty                                        Wallace, Pillsbury and Murphy, P.C.,               director/trustee of each
                                               Attorneys (1996-present).  Mr. Doherty             of the ING Funds (1999-
7337 E.                                        was formerly a Director of Tambrands,              present).
Doubletree                                     Inc (1996-1998), and a Trustee of each
Ranch Rd.                                      of the funds managed by Northstar
Scottsdale,                                    Investment Management Corporation
Arizona  85258                                 (1993-1999).

(Age 67)
------------------------------------------------------------------------------------------------------------------------------
J. Michael           Trustee    (1997-present) President and Chief Executive Officer   106        Mr. Earley serves as a
Earley                                         of Bankers Trust Company, N.A. (1992               director/trustee of each
                                               to present).                                       of the ING Funds (2002-
7337 E.                                                                                           present).
Doubletree
Ranch Rd.
Scottsdale,
Arizona  85258

(Age 56)
------------------------------------------------------------------------------------------------------------------------------
R. Barbara           Trustee    (1997-present) President of The College of New Jersey  106        Dr. Gitenstein serves as a
Gitenstein                                     (1999 to present); Executive Vice                  director/trustee of each
                                               President and Provost of Drake                     of the ING Funds
                                               University (1992 to 1998).                         (2002-present).
7337 E.
Doubletree
Ranch Rd.
Scottsdale,
Arizona  85258

(Age 53)
------------------------------------------------------------------------------------------------------------------------------

                                       97

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Walter H.            Trustee    (2002-present) Retired. Mr. May was formerly           106        Mr. May serves as a
May                                            Managing Director and Director of                  director/trustee of each
(Age 65)                                       Marketing for Piper Jaffray, Inc., an              of the ING Funds
                                               investment banking/underwriting firm.              (1999-present).
7337 E.                                        Mr. May was formerly a Trustee of each
Doubletree                                     of the funds managed by Northstar
Ranch Rd.                                      Investment Management Corporation
Scottsdale,                                    (1996-1999).
Arizona
85258
------------------------------------------------------------------------------------------------------------------------------
Jock Patton          Trustee    (2002-present) Private Investor.  Mr. Patton is         106       Mr. Patton serves as a
                                               Director and Chief Executive Officer               Director of Hypercom, Inc.
                                               of Rainbow Multimedia Group, Inc.                  (1999-present); and JDA
7337 E.                                        (1999-present).  Mr. Patton was                    Software Group, Inc.
Doubletree                                     formerly Director of Stuart                        (1999-present).  Mr.
Ranch Rd.                                      Entertainment, Inc.; Director of                   Patton is also a Director
Scottsdale,                                    Artisoft, Inc. (1994-1998); and                    of Buick of Scottsdale,
Arizona                                        President and co-owner of StockVal,                Inc.; National Airlines,
85258                                          Inc. (1993-1997).                                  Inc.; BG Associates, Inc.;
                                                                                                  BK Entertainment, Inc.;
                                                                                                  Arizona Rotorcraft, Inc.;
(Age 56)                                                                                          and Director of Rainbow
                                                                                                  Multimedia Group, Inc.
                                                                                                  (1995-present).  Mr.
                                                                                                  Patton is a
                                                                                                  director/trustee of each
                                                                                                  of the ING Funds
                                                                                                  (1995-present).
------------------------------------------------------------------------------------------------------------------------------
David W. C.          Trustee    (2002-present) President and Director of F.L.          106        Mr. Putnam serves as
Putnam                                         Putnam Investment Management                       Director of the Principled
                                               Company and its affiliates.  Mr.                   Equity Market Trust; and
                                               Putnam is also President and                       Progressive Capital
7337 E.                                        Secretary of The Principled Equity                 Accumulation Trust.  Mr.
Doubletree                                     Market Trust (1994-1999).                          Putnam also serves as a
Ranch Rd.                                      Mr. Putnam was formerly Director of                director/trustee of each
Scottsdale,                                    Trust Realty Corp.; Anchor Investment              of the ING Funds
Arizona                                        Trust; Bow Ridge Mining Co., and a                 (1999-present).
85258                                          Trustee of each of the funds managed
                                               by Northstar Investment Management
(Age 62)                                       Corporation (1994-1999).
------------------------------------------------------------------------------------------------------------------------------


                                       98

------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER
                                    TERM OF                                            OF
                   POSITION(S)     OFFICE AND                                      PORTFOLIOS
NAME, ADDRESS       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST       TIME SERVED           DURING PAST 5 YEARS          COMPLEX                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Blaine E.            Trustee    (2002-present) General Partner of Huntington           106        Mr. Rieke serves as a
Rieke*                                         Partners, an investment partnership                Director of Morgan Chase
                                               (1997-present). Mr. Rieke was                      Trust Co. (1998-present);
                                               formerly Chairman and Chief Executive              Mr. Rieke also serves as a
7337 E.                                        Officer of Firstar Trust Company                   director/trustee of each
Doubletree                                     (1973-1996), and Chairman and Trustee              of the ING Funds
Ranch Rd.                                      of each of the funds managed by ING                (2001-present).
Scottsdale,                                    Investment Management Co., LLC
Arizona                                        (1998-2001).
85258

(Age 68)
------------------------------------------------------------------------------------------------------------------------------
Roger B.             Trustee    (1994-present) President of Springwell Corporation,    106        Mr. Vincent serves as
Vincent                                        a corporate advisory firm                          a director of
                                               (1989-present). Mr. Vincent was                    AmeriGas Propane,
7337 E.                                        formerly a Director of Petrolane, Inc.             Inc. (1998-present).
Doubletree                                     (1993-1995); and Tatham Offshore, Inc.             Mr. Vincent also
Ranch Rd.                                      (1996-2000).                                       serves  as a
Scottsdale,                                                                                       director/trustee of
Arizona  85258                                                                                    each of the ING Funds
                                                                                                  (2002-present).
(Age 56)
------------------------------------------------------------------------------------------------------------------------------
Richard A.           Trustee    (2002-present) Vice President - Finance &              106        Mr. Wedemeyer serves as a
Wedemeyer                                      Administration of The Channel                      Director of Touchstone
                                               Corporation, an importer of specialty              Consulting Group (benefits
7337 E.                                        alloy aluminum products                            consulting)
Doubletree                                     (1996-present).  Mr. Wedemeyer was                 (1997-present). Mr.
Ranch Rd.                                      formerly Vice President - Finance &                Wedemeyer also serves as a
Scottsdale,                                    Administration of Performance                      director/trustee of each
Arizona  85258                                 Advantage, Inc., a provider of                     of the ING Funds
                                               training and consultation services                 (2001-present).
(Age 65)                                       (1992-1996); and Vice President,
                                               Operations and Administration, of Jim
                                               Henson Productions (1979-1997).  Mr.
                                               Wedemeyer was formerly, a trustee of
                                               the First Choice Funds (1997-2001);
                                               and a Director of each of the funds
                                               managed by ING Investment Management
                                               Co., LLC (1998-2001).
------------------------------------------------------------------------------------------------------------------------------

* Mr. Rieke is an "interested person" of the Internet TollkeeperSM Portfolio of the Trust, as defined in the 1940 Act, because his child is an employee of Goldman, Sachs & Co.

                         FUND EQUITY OWNERSHIP POSITIONS

Each of the current Trustees' ownership interest in the Trust is set forth below:

-------------------------------------------------------------------------------------------
                                                                  AGGREGATE DOLLAR RANGE OF
                                                                  EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF                        DIRECTOR IN FAMILY OF
NAME OF DIRECTOR           EQUITY SECURITIES IN TRUST             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------
Paul S. Doherty            None                                   None
-------------------------------------------------------------------------------------------
J. Michael Earley          Growth-- $10,001-$50,000               $50,000-$100,000
                           Mid-Cap Growth-- $10,001-$50,000
                           Capital Guardian Small Cap
                                 -- $10,001-$50,000
-------------------------------------------------------------------------------------------
R. Barbara Gitenstein      Growth-- $1-$10,000                    $1-$10,000
-------------------------------------------------------------------------------------------
R. Glenn Hilliard          None                                   None
-------------------------------------------------------------------------------------------
Walter H. May              None                                   None
-------------------------------------------------------------------------------------------
Thomas J. McInerney        None                                   None
-------------------------------------------------------------------------------------------
Jock Patton                None                                   None
-------------------------------------------------------------------------------------------
David W.C. Putnam          None                                   None
-------------------------------------------------------------------------------------------
Blaine E. Rieke            None                                   None
-------------------------------------------------------------------------------------------
John G. Turner             None                                   None
-------------------------------------------------------------------------------------------
Roger B. Vincent           Growth-- $10,001-$50,000               Over $100,000
                           Van Kampen Growth and Income
                                 -- $10,001-$50-000
                           Capital Guardian Small Cap
                                -- $10,001-$50,000
                           Mid-Cap Growth-- $10,001-$50,000
-------------------------------------------------------------------------------------------

     None of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of DSI or ING.

     BOARD COMMITTEES

     VALUATION COMMITTEE. The Board has established a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Jock Patton, Walter H. May, David W.C. Putnam and R. Barbara Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation Committee was appointed on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee consists of John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Turner serves as Chairman of the Committee. The Executive

Committee was established on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     NOMINATING COMMITTEE. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee consists of Walter H. May, Paul S. Doherty, R. Barbara Gitenstein and Richard A. Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee was established on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     AUDIT COMMITTEE. The Board has established an Audit Committee, composed entirely of Independent Trustees. The Audit Committee consists of Blaine E. Rieke (Chair), Paul S. Doherty, J. Michael Earley, Roger B. Vincent and Richard
A. Wedemeyer. The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. During the fiscal year ended December 31, 2001, the Audit Committee held three meetings.

     INVESTMENT REVIEW COMMITTEES. On February 26, 2002, the Board established three investment review committees: the Domestic Equity Funds Investment Review Committee, International Equity Funds Investment Review Committee, and Fixed Income Funds Investment Review Committee. The purpose of these committees is to provide a committee structure that can effectively provide oversight of investment activities of the mutual fund portfolios. The Domestic Equity Investment Review Committee consists of R. Glenn Hilliard, Walter H. May, Blaine
E. Rieke, David W.C. Putnam and Roger B. Vincent. The International Equity Funds Investment Review Committee consists of R. Barbara Gitenstein, Jock Patton, John
G. Turner and Richard A.Wedemeyer. The Fixed Income Funds Investment Review Committee consists of Paul S. Doherty, J. Michael Earley, and Thomas J. McInerney.

     GOVERNANCE COMMITTEE. Until February 26, 2002, the Board had a Governance Committee, composed entirely of Independent Trustees, for the purpose of establishing a structure for the operation of the Board and overseeing the administration of and ensuring compliance with the Trust's Governance Procedures and Guidelines. Among other things, the Governance Committee is responsible for identifying and recommending candidates to serve as Independent Trustees. The Governance Committee is also responsible for recommending to all Trustees the compensation to be paid to the Independent Trustees. The Governance Committee consisted of R. Barbara Gitenstein (Chair), Roger B. Vincent, Robert A. Grayson and Elizabeth J. Newell. The Committee had a policy that it would consider nominees recommended by shareholders. During the fiscal year ended December 31, 2001, the Governance Committee held five meetings.

     INDEPENDENT TRUSTEE COMMITTEE. Until February 26, 2002, the Board had an Independent Trustee Committee consisting of Roger B. Vincent (Chair), Robert A. Grayson, R. Barbara Gitenstein, J. Michael Earley, Stanley B. Seidler and Elizabeth J. Newell. The Independent Trustee Committee was designated and established on May 17, 2001. During the fiscal year ended December 31, 2001, the Independent Trustee Committee met a total of seven times, four of which were not in conjunction with the regularly scheduled Board meetings.

FREQUENCY OF BOARD MEETINGS
     The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMPENSATION OF TRUSTEES
     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

     For the year ended December 31, 2001, each Independent Trustee received (i) an annual retainer of $20,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting attended in person; (iii) $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board Meeting or for any specially called telephonic meeting; (iv) $5,000 per annum for serving as a committee chairperson, paid in equal quarterly installments; (v) $1,250 per meeting for attendance at a regular Board meeting by telephone; (vi) $250 per meeting for attendance of a committee meeting not held in conjunction with a regular Board meeting by telephone; and (vii) reimbursement for out-of-pocket expenses. In addition, the Lead Trustee received an additional 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 plus 50% of $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephonic meeting. The pro rata share paid by each Series was based on the Series' average net assets as a percentage of the average net assets of all the Series for which the Trustees serve in common as trustees as of the date the payment is due. None of the Trustees of the Trust was entitled to receive pension or retirement benefits during the year ended December 31, 2001.

     Effective February 26, 2002, each Portfolio of the Trust pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any Committee meeting; (iv) $1,000 for attendance at any Special meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by DSI or its affiliate, ING Investments LLC, for which the Trustees serve in common as directors/trustees.

     On February 26, 2002, the Board of Trustees established a retirement policy for the Independent Trustees. Under the Trust's retirement policy, Independent Trustees will retire after reaching the age 70, subject to certain exceptions.

     An exception may be permitted if: (A) approved by all of the Trustees; or
(B) if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the exception would apply until such time as the shareholder meeting can be hold or is no longer needed.

     An Independent Trustee who has served in such capacity for at least five years (which need not be consecutive years) is entitled to a one-time payment upon his or her retirement equal to two times the annual compensation payable to such Independent Trustee, as in effect at the time of his or her retirement (based on the retainer and amounts paid for attending regularly scheduled Board and committee meetings, but not special meetings. The following table sets forth information regarding the compensation paid to the Trustees then in office for the year ended December 31, 2001, for service on the Board.

---------------------------------------------------------------------------------------------------------------------
                                  PENSION OR                                               NUMBER OF
                                  RETIREMENT         ESTIMATED           AGGREGATE      DIRECTOR-SHIPS     NUMBER OF
                               BENEFITS ACCRUED   ANNUAL BENEFITS    FROM COMPENSATION    IN THE FUND     MUTUAL FUND
NAME OF TRUSTEE**              AS FUND EXPENSES   UPON RETIREMENT#     THE GCG TRUST        COMPLEX        PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
John R. Barmeyer*/****                N/A               N/A                N/A                  1               29
J. Michael Earley                     N/A               N/A            $50,000.00               1               29
R. Barbara Gitenstein                 N/A               N/A            $51,000.00               1               29
Robert C. Salipante*/****             N/A               N/A                N/A                  1               29
Roger B. Vincent                      N/A               N/A           $79,000.00##              1               29
Stanley B. Seidler****                N/A               N/A              44,000                 1               29
Elizabeth J. Newell****               N/A               N/A              44,000                 1               29
Robert A. Grayson****                 N/A               N/A              44,000                 1               29
Paul S. Doherty**                     N/A               N/A                N/A                 N/A             N/A
Walter H. May**                       N/A               N/A                N/A                 N/A             N/A
Jock Patton**                         N/A               N/A                N/A                 N/A             N/A
David W.C. Putnam**                   N/A               N/A                N/A                 N/A             N/A
Blaine E. Rieke**                     N/A               N/A                N/A                 N/A             N/A
Richard A. Wedemeyer**                N/A               N/A                N/A                 N/A             N/A
---------------------------------------------------------------------------------------------------------------------

* Messrs. Barmeyer and Salipante were each deemed to be an "interested person" of the Trust under the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI, the manager and distributor to the Trust.

** Messrs. Doherty, May, Patton, Putnam, Rieke and Wedemeyer, all of whom are Independent Trustees, were elected to the Trust's Board on February 15, 2002, and therefore were not compensated by the Trust during the year ended December 31, 2001.

*** Messrs. Hilliard, McInerney and Turner were also elected to the Trust's Board on February 15, 2002, as Interested Trustees.

**** Messrs. Barmeyer, Grayson and Seidler and Ms. Newell did not stand for re-election to the Board. Mr. Salipante resigned from the Board effective February 26, 2002.

# As of December 31, 2001, no retirement benefits had been approved by the Trust.

## During the year ended December 31, 2001, Mr. Vincent received compensation for serving in the capacity of Lead Independent Trustee. Mr. Vincent's aggregate compensation included payments made pursuant to Board authorization for special meetings attended in connection with due diligence conducted. These payments, totaling $10,000, were reimbursed to the Trust by DSI.

     As of March 31, 2002, no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of a Portfolio. As of March 31, 2002, ING Americas Holding Company had an ownership interest of 6.92% in the Special Situations Portfolio and 41.55% in the Internet TollkeeperSM Portfolio.

THE MANAGEMENT AGREEMENT
     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Portfolios pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. DSI is registered with the Securities and Exchange Commission (SEC) as an investment adviser and a broker-dealer. Three Portfolio Managers of the Trust, ING Investment Management, LLC, Baring International Investment Limited and ING Investments, LLC are affiliates of DSI through their common ownership by ING.

     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of Equitable of Iowa.

     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.

     The Management Agreement continues in effect from year to year so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act)) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on November 7, 2001. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

     As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "unified fee") expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

Fully Managed Portfolio, Equity Income
      Portfolio, Van Kampen Growth and
      Income Portfolio*, Value Equity Portfolio,
      Capital Appreciation Portfolio, Strategic
      Equity Portfolio, Capital Guardian Small Cap
       Portfolio,Real Estate Portfolio and
      Hard Assets Portfolio                         1.00% of the first $750 million in
                                                         combined assets of these Portfolios;
                                                    0.95% of the next $1.25 billion;
                                                    0.90% of the next $1.5 billion;
                                                    0.85% of the amount in excess of $3.5 billion.

Liquid Assets Portfolio and
      Limited Maturity Bond Portfolio               0.60% of the first $200 million in
                                                         combined assets of these Portfolios;
                                                    0.55% of the next $300 million; and
                                                    0.50% of the amount in excess of $500 million

Capital Growth Portfolio and
      Growth Portfolio*                             1.10% of the first $250 million;
                                                    1.05% of the next $400 million;
                                                    1.00% of the next $450 million; and
                                                    0.95% of the amount in excess of $1.1 billion

Developing World Portfolio                          1.75%

Total Return Portfolio, Research
      Portfolio and Mid-Cap Growth Portfolio        1.00% of the first $250 million in
                                                         combined assets of these Portfolios
                                                    0.95% of the next $400 million;
                                                    0.90% of the next $450 million; and
                                                    0.85% of the amount in excess of $1.1 billion

                                      105

Core Bond Portfolio                                 1.00% of the first $100 million
                                                    0.90% of the next $100 million
                                                    0.80% of the amount in excess of $200 million

Managed Global Portfolio                            1.25% of the first $500 million; and
                                                    1.05% of the amount over $500 million

Large Cap Value Portfolio                           1.00% of the first $500 million;
                                                    0.95% of the next $250 million;
                                                    0.90% of the next $500 million; and
                                                    0.85% of the amount in excess of $1.25 billion.

Diversified Mid-Cap and Asset
Allocation Growth Portfolio                         1.00% of the first $500 million;
                                                    0.95% of the next $250 million;
                                                    0.90% of the next $500 million; and
                                                    0.85% of the amount in excess of $1.25 billion.

Special Situations Portfolio and
Janus Growth and Income Portfolio                   1.10% of the first $250 million;
                                                    1.05% of the next $400 million;
                                                    1.00% of the next $450 million; and
                                                    0.95% of the amount in excess of $1.1 billion

International Equity Portfolio                      1.25% of the first $500 million; and
                                                    1.05% of the amount in excess of $500 million.

Internet TollkeeperSM Portfolio                     1.85% of the first $1 billion;
                                                    1.75% of the amount in excess of $1 billion.

Investors Portfolio and All Cap Portfolio           1.00% of the first $500 million
                                                         in combined assets of these Portfolios;
                                                    0.95% of the next $250 million;
                                                    0.90% of the next $500 million; and
                                                    0.85% of the amount in excess of $1.25 billion.

Fundamental Growth Portfolio
and Focus Value Portfolio                           0.80% of the first $500 million;
                                                    0.75% of the next $250 million;
                                                    0.70% of the next $500 million;
                                                    0.65% of the next $750 million; and
                                                    0.60% thereafter.
J.P. Morgan Fleming
      Small Cap Equity Portfolio                    0.90% of the first $200 million;
                                                    0.85% of the next $300 million;
                                                    0.80% of the next $250 million;
                                                    0.75% thereafter.

International Enhanced EAFE Portfolio               1.00% of the first $50 million;
                                                    0.95% of the next $200 million;
                                                    0.90% of the next $250 million; and
                                                    0.85% thereafter

                                      106

Equity Growth Portfolio                             0.75% of the first $250 million;
                                                    0.70% of the next $250 million;
                                                    0.65% of the next $500 million; and
                                                    0.60% thereafter.

Global Franchise Portfolio                          1.00% of the first $250 million;
                                                    0.90% of the next $250 million; and
                                                    0.75% thereafter.

*DSI has agreed to a voluntary fee waiver of 0.05% of its fee earned on assets in excess of $1.36 billion with respect to the Growth Portfolio and $840 million with respect to the Van Kampen Growth and Income Portfolio through December 31, 2002.

Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2001, 2000 and 1999 were as follows:

For the fiscal year ended December                      2001                     2000                     1999
-------------------------------------------------------------------------------------------------------------------
Liquid Asset                                      $    4,960,035           $    3,191,473            $    2,109,806
Limited Maturity Bond                             $    1,790,174           $    1,127,077            $    1,011,122
Core Bond                                         $      769,559           $      543,750            $      417,531
      (formerly Global Fixed Income)
Fully Managed                                     $    4,851,508           $    2,809,898            $    2,566,993
Total Return                                      $    7,965,629           $    6,202,065            $    5,323,534
Asset Allocation Growth                           $      262,892           $       13,600                  N/A
Equity Income                                     $    3,284,470           $    2,537,819            $    2,708,647
      (formerly Multiple Allocation )
Van Kampen Growth and Income                      $    7,740,876           $    8,932,963            $    7,081,897
        (formerly, Rising Dividends)
Diversified Mid-Cap                               $      307,389           $       21,720                  N/A
Managed Global                                    $    3,101,937           $    2,694,553            $    1,688,685
Large Cap Value                                   $    1,793,678           $      460,867                  N/A
All Cap                                           $    2,062,288           $      362,983                  N/A
Capital Growth                                    $    4,960,488           $    5,842,166            $    4,168,500
      (formerly Growth & Income)
Investors                                         $      606,606           $      117,230                  N/A
Value Equity                                      $    1,843,861           $    1,527,760            $    1,296,094
Research                                          $    8,443,241           $   10,157,315            $    6,958,337
Capital Appreciation                              $    4,324,937           $    4,592,624            $    2,949,797
Janus Growth and Income
      (formerly Growth and Income)                $      569,426           $       23,092                  N/A
Strategic Equity                                  $    2,783,154           $    3,374,441            $      979,956
Special Situations                                $      201,398           $       15,367                  N/A
Mid-Cap Growth                                    $   11,064,774           $   11,685,236            $    3,592,864
Capital Guardian Small Cap                        $    4,452,189           $    4,615,849            $    2,040,327
      (formerly Small Cap)
Real Estate                                       $    1,001,812           $      692,930            $      612,780
Hard Assets                                       $      364,047           $      369,144            $      372,525
Developing World                                  $    1,352,437           $    1,267,259            $      419,418
Emerging Markets*                                 $          N/A           $      623,857            $      552,994
Market Manager*                                   $          N/A           $       71,429            $       70,253
All-Growth*                                              N/A                      N/A                $    1,006,814
Growth Opportunities*                                    N/A                      N/A                $      125,233
International Equity**                            $       90,043                 N/A                      N/A
Internet TollkeeperSM***                          $       77,454                 N/A                      N/A
Growth  (formerly Value & Growth)                 $   12,935,110           $   18,185,544            $    6,305,623

     *    These portfolios are no longer in operation.
     ** The International Equity Portfolio commenced operations on December 17, 2001.
     ***  The Internet TollkeeperSM Portfolio commenced operations on May 1,
          2001.

PORTFOLIO MANAGERS

     The Manager has engaged the services of certain portfolio managers (the "Portfolio Managers") to provide portfolio management services to the Portfolios. The Trust, DSI and each Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of each Portfolio of the Trust.

     Pursuant to separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Asset Management           Internet TollkeeperSM           0.95% of first $1 billion; and
                                                                         0.90% of the amount in excess of $1 billion
---------------------------------------------------------------------------------------------------------------------
Janus Capital Management LLC             Growth                          0.55% on first $100 million;
                                                                         0.50% on next $400 million;
                                                                         0.45% on next $500 million;
                                                                         0.425% on next $2 billion; and
                                                                         0.40% in excess of $3 billion
---------------------------------------------------------------------------------------------------------------------
                                         Janus Growth and Income, and    0.55% of first $100 million;
                                         Special Situations              0.50% of next $400 million; and
                                                                         0.45% of the amount in excess of
                                                                             $500 million
---------------------------------------------------------------------------------------------------------------------
ING Investments, LLC                     International Equity            0.65% of the first $150 million;
                                                                         0.55% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% thereafter
---------------------------------------------------------------------------------------------------------------------
A I M Capital Management, Inc.           Strategic Equity                0.50% of first $50 million
                                         Capital Appreciation            0.475% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% of the amount in excess of
                                                                             $500 million
---------------------------------------------------------------------------------------------------------------------
Alliance Capital Management L.P.         Capital Growth                  0.75% of the first $10 million;
                                                                         0.625% of the next $10 million;
                                                                         0.50% of the next $20 million;
                                                                         0.375% on next $20 million; and
                                                                         0.25% on amounts in excess of $60
                                                                             million
---------------------------------------------------------------------------------------------------------------------
Baring International Investment Limited  Developing World                0.90%

                                         Hard Assets                     0.40%
---------------------------------------------------------------------------------------------------------------------


                                      109

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
Capital Guardian Trust Company           Large Cap Value                 0.50% of the first $150 million;
                                                                         0.45% of the next $150 million;
                                                                         0.35% of the next $200 million; and
                                                                         0.30% thereafter

                                         Managed Global                  0.65% of the first $150 million;
                                                                         0.55% of the next $150 million;
                                                                         0.45% of the next $200 million; and
                                                                         0.40% thereafter

                                         Capital Guardian Small Cap      0.65% of the first $150 million;
                                                                         0.50% of the next $150 million;
                                                                         0.40% of the next $200 million; and
                                                                         0.35% thereafter
---------------------------------------------------------------------------------------------------------------------
Eagle Asset Management, Inc.             Value Equity                    0.40% of the first $300 million; and
                                                                         0.25% of the amount in excess of $300
                                                                             million
---------------------------------------------------------------------------------------------------------------------
Fund Asset Management, L.P.              Fundamental Growth and Focus    0.50% of the first $500 million;
                                         Value                           0.45% of the next $250 million;
                                                                         0.40% of the next $500 million; and
                                                                         0.35% thereafter
---------------------------------------------------------------------------------------------------------------------
Fidelity Management & Research Company   Asset Allocation Growth         0.50% of the first $250 million;
                                         Diversified Mid-Cap             0.40% of the next $500 million; and
                                                                         0.35% of the amount in excess of $750
                                                                             million
---------------------------------------------------------------------------------------------------------------------
ING Investment Management, LLC           Limited Maturity Bond           0.30% of the first $25 million;
                                                                         0.25% of the next $50 million;
                                                                         0.20% of the next $75 million; and
                                                                         0.15% of the amount in excess
                                                                             of $150 million subject to a minimum
                                                                             annual fee of $35,000

                                         Liquid Asset                    0.20% of the $25 million;
                                                                         0.15% of the next $50 million; and
                                                                         0.10% of the amount over $75 million
                                                                             subject to a minimum annual fee of
                                                                             $35,000
---------------------------------------------------------------------------------------------------------------------
ING Investments, LLC                     International Equity            0.65% of the first $150 million;
                                                                         0.55% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% of the amount in excess
                                                                             of $600 million
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Fleming Asset Management     J.P. Morgan Fleming Small Cap   0.60% of the first $200 million;
(USA), Inc.                              Equity                          0.55% of the next $300 million; and
                                                                         0.50% thereafter

J.P. Morgan Fleming Asset Management     International Enhanced EAFE     0.60% of the first $50 million;and
(London) Limited                                                         0.55% thereafter
---------------------------------------------------------------------------------------------------------------------

                                      110

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Investment Management     Van Kampen Growth and           0.50% of the first $100 million;
Inc. d/b/a Van Kampen                    Income                          0.40% of the next $100 million;
                                                                         0.30% of the next $100 million;
                                                                         0.25% of the next $700 million; and
                                                                         0.20% of the amount in excess
                                                                             of $1 billion

                                         Real Estate                     0.50% of the first $200 million; and
                                                                         0.40% of the amount in excess of
                                                                             $200 million

                                         Global Franchise                0.65% on first $150 million;
                                                                         0.55% on next $150 million;
                                                                         0.45% on next $200 million; and
                                                                         0.40% thereafter



                                         Equity Growth                   0.45% on first $100 million; and
                                                                         0.35% thereafter
---------------------------------------------------------------------------------------------------------------------
Massachusetts Financial Services         Mid-Cap*                        0.35% of the first $500 million;
Company                                  Research*                       0.30% of the first billion; and
                                         Total Return*                   0.25% of the amount in excess of
                                                                             $1.5 billion
---------------------------------------------------------------------------------------------------------------------
Pacific Investment Management Company    Core Bond                       0.25%
LLC

                                         High Yield                      0.25%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Asset Management Inc    All Cap*                        0.50% of the first $100 million;
                                                                         0.45% of the first $100 million;
                                                                         0.40% of the next $200 million; and
                                                                         0.35% of the amount in excess of
                                                                             $400 million

                                         Investors*                      0.43% of the first $100 million;
                                                                         0.40% of the next $100 million;
                                                                         0.35% of the next $300 million;
                                                                         0.32% of the next $250 million;
                                                                         0.30% of the next $250 million; and
                                                                         0.25% of the amount in excess of $1 billion
---------------------------------------------------------------------------------------------------------------------

                                      111

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Associates                 Equity Income *                 0.40% of the first $500 million; and
                                                                         0.35% thereafter

                                         Fully Managed*                  0.50% of first $250 million;
                                                                         0.40% of the next $250 million; and
                                                                         0.40% on all assets once total assets reach
                                                                             $500 million

     * Assets of the Portfolio will be aggregated with the assets of a portfolio of an affiliated investment adviser of DSI managed by the same Portfolio Manager in calculating the Portfolio Manager's fee at the above-stated rate.

Gross fees paid by the Manager to each Portfolio Manager for the fiscal years ended December 31, 2001, 2000 and 1999 were as follows:

                                                                      FISCAL YEAR ENDED
---------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                                  2001                     2000                     1999
---------------------------------------------------------------------------------------------------------------
Zweig Advisors, Inc.
   Equity Income                                    N/A                      N/A                $      215,809+
   Strategic Equity                                 N/A                      N/A                        54,731+

T. Rowe Price Associates, Inc.
   Fully Managed                             $    2,076,875           $    1,435,764                 1,317,856
   Equity Income                                  1,344,481                1,075,312                   956,804*

ING Investment Management LLC
   Limited Maturity Bond                            634,205                  435,720                   394,319
   Liquid Asset                                     990,531                  636,564                   424,640
   Market Manager                                     5,841                   35,714                    26,402

Van Eck Associates Corp.
   Hard Assets                                      N/A                      N/A                        24,137+

INVESCO (NY)
   Capital Appreciation                             N/A                      N/A                       331,066#

Kayne Anderson Rudnick Investment
   Management, LLC
   Rising Dividends                               2,503,771                2,815,645                 3,117,093

EII Realty Investment
   Management
   Real Estate                                      N/A                       91,457                   318,778

Eagle Asset Management, Inc.
   Value Equity                                     782,735                  647,335                   616,000

                                      112

Capital Guardian Trust Company
   Large Cap Value                                  882,155                  230,434                    N/A
   Capital Guardian Small Cap                     2,414,155                2,340,542                    N/A
   Managed Global                                 1,514,852                1,245,243                    N/A

Salomon Brothers Asset
   Management Inc
   Investors                                        272,973                   52,753                    N/A
   All Cap                                          974,915                  181,491                    N/A

Robertson Stephens & Co.,
   Investment Management, L.P.
   Growth                                           N/A                      N/A                       217,927+
   Capital Growth                                   N/A                      N/A                       250,826+

Putnam Investment
   Management, Inc.
   Emerging Markets                                 N/A                       89,873                   315,996
   Managed Global                                   N/A                      104,984                   945,663

Massachusetts Financial
   Services Company
   Research                                       2,842,918                3,330,921                 1,917,105
   Mid-Cap Growth                                 3,585,892                3,764,285                 2,367,650
   Total Return                                   2,707,556                2,209,093                 1,440,158

Pacific Investment Management LLC
   Core Bond
   (formerly Global Fixed Income)                   135,900                  N/A                        N/A

Baring International
   Investment Limited
   Hard Assets                                      154,539                  167,852                   136,749*
   Developing World                                 695,539                  651,733                   204,478*
   Emerging Markets                                  70,046                  239,956                    N/A
   Global Fixed Income                               N/A                     152,930                   117,431

Montgomery Asset
   Management LLC
   Developing World                                 N/A                      N/A                        11,592+
   Growth Opportunities                             N/A                        4,775                    59,958

Fred Alger
   Management, Inc.
   Capital Guardian Small Cap                       N/A                      164,815                 1,061,411

A  I M Capital Management, Inc.
   Strategic Equity                               1,391,643                1,671,027                   455,058*
   Capital Appreciation                           2,127,977                2,251,710                 1,203,466++

Alliance Capital
   Management, LLP
   Capital Growth                                 1,394,938                1,635,927                 1,018,412*

                                      113

Janus Capital Management LLC
   Growth                                         6,062,088                8,555,694                 2,791,655*
   Janus Growth and Income                          284,713                   11,546
      (formerly Growth and Income)
   Special Situations                               100,699                    7,683

Pilgrim Baxter & Associates
  All Growth                                         N/A                     63,520                   576,137

The Prudential Investment Corporation
   Real Estate                                      495,273                  267,661                   N/A

Fidelity Management & Research Company
   Asset Allocation Growth                          131,446                    6,786                   N/A
   Diversified Mid-Cap                              153,695                   10,839                   N/A

ING Investments, LLC                                 45,783+**               N/A                       N/A

Van Kampen
   Real Estate                                    $21,106+**                 N/A                       N/A
   Van Kampen Growth and Income                      N/A                     N/A                       N/A
   Equity Growth                                     N/A                     N/A                       N/A
   Global Franchise                                  N/A                     N/A                       N/A

Goldman, Sachs & Co.
   Internet TollkeeperSM                            7,094+***                N/A                       N/A

+    For the period from 1/1/99 to 3/1/99
*    For the period from 3/1/99 to 12/31/99
#    For the period from 1/1/99 to 4/1/99
++   For the period from 4/1/99 to 12/31/99
++++ For the period from 8/17/98 to 12/31/98
+*   For the period from 2/18/98 to 12/31/98
**   For the period from 1/1/98 to 2/1/98
***  For the period from 1/1/98 to 8/17/98
+**  For the period from 12/17/01 to 12/31/01
+*** For the period from 5/1/01 to 12/31/01

DISTRIBUTION OF TRUST SHARES
     DSI serves as the Portfolio's Distributor and Principal Underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Manager to the Trust and therefore is an affiliate to the Trust.

     The Trustees have classified shares of each of the Portfolios into three classes: Class I shares; Class S shares; and Class A shares. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Class I, Class S and Class A shares have the features described below:

     The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

     The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

     The Class A shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum.

     Distribution Plan. Effective May 1, 2002, the Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Class A shares of the Fundamental Growth Portfolio, Focus Value Portfolio, Global Franchise Portfolio, Equity Growth Portfolio, J.P. Morgan Fleming Small Cap Equity Portfolio and the International Enhanced EAFE Portfolio (the "12b-1 Portfolios").

     The Plan provides that the Class A shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.

     Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). The Class A shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio's Class A shares are entitled to exclusive voting rights with respect to matters concerning the Plan.

     The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1

Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     The Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios. The Trust intends to submit the Plan to shareholders of the Trust's other portfolios for their approval in 2002.

     SHAREHOLDER SERVICING AGREEMENT. Effective May 1, 2002, the Trust has adopted a shareholder servicing agreement (the "Shareholder Servicing agreement") on behalf of the Class S and Class A shares of the Fundamental Growth Portfolio, Focus Value Portfolio, Global Franchise Portfolio, Equity Growth Portfolio, J.P. Morgan Fleming Small Cap Equity Portfolio and the International Enhanced EAFE Portfolio (the "Portfolios") .

     The Shareholder Services Agreement provides for certain services including, but not limited to, the following:

     Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Funds or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

     In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Class A and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares. The Shareholder Services Agreement will also be available to other Class A and Class S shares of the Trust's portfolios following applicable shareholder approval to amend the Trust's Management Agreement to provide for the payment of a shareholder servicing fee.

CODE OF ETHICS
     To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Portfolios, Manager, Portfolio Managers, any sub-advisers and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Codes of Ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS
     Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES
     The Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, confidentiality, including trade anonymity, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers. Consistent with this practice, the Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Portfolio Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

     On occasions when a Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or subadviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     The Manager may direct the Trust's Portfolio Managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the Portfolio) to pay certain expenses of that Portfolio.

     Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

     SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of Directed Services, Inc., Mangaer to the GCG Trust as of March 31, 2002: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp.,

ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V. Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

     Effective March 1, 2002, DSI, as manager to the Trust, may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the portfolio) to pay certain expenses of that portfolio.

     For the fiscal year ended December 31, 2001, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

--------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT
                             TOTAL              OF            % OF TOTAL           % OF
                           AMOUNT OF        COMMISSION        COMMISSION        PORTFOLIO
                          COMMISSION          PAID TO          PAID TO       DOLLAR AMOUNT OF
PORTFOLIO                    PAID           AFFILIATES        AFFILIATES       TRANSACTIONS      AFFILIATE
--------------------------------------------------------------------------------------------------------------------
Asset Allocation
    Growth                  $ 16,792           $ 25             0.15%             0.04%          ING Barings
                                               $ 87             0.52%             0.40%          Fidelity
--------------------------------------------------------------------------------------------------------------------
Investors                   $148,299           $ 55             0.04%             0.03%          Salomon Smith
                                                                                                 Barnety
--------------------------------------------------------------------------------------------------------------------
Internet TollkeeperSM       $ 13,704           $ 22             0.16%             0.20%          Goldman Sachs
--------------------------------------------------------------------------------------------------------------------
Developing World            $648,098           $480             0.07%             0.26%          ING Barings
--------------------------------------------------------------------------------------------------------------------
Diversified Mid-Cap         $ 53,835           $305             0.57%             0.10%          ING Barings
                                               $544             1.01%             0.62%          Fidelity
--------------------------------------------------------------------------------------------------------------------

     *    For the period 12/17/01 to 12/31/01.

     For the fiscal year ended December 31, 2000, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

--------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT
                             TOTAL              OF            % OF TOTAL           % OF
                           AMOUNT OF        COMMISSION        COMMISSION        PORTFOLIO
                          COMMISSION          PAID TO          PAID TO       DOLLAR AMOUNT OF
PORTFOLIO                    PAID           AFFILIATES        AFFILIATES       TRANSACTIONS      AFFILIATE
--------------------------------------------------------------------------------------------------------------------
Capital Guardian            $602,390         $ 1,262            0.21%             0.12%          Furman Selz
--------------------------------------------------------------------------------------------------------------------
Small Cap                                    $11,089            1.84%             1.30%          Fred Alger
--------------------------------------------------------------------------------------------------------------------
Equity Income               $221,911         $ 1,270            0.57%             0.39%          Baring Securities
--------------------------------------------------------------------------------------------------------------------
Fully Managed               $196,648         $   300            0.15%             0.14%          Baring Securities
--------------------------------------------------------------------------------------------------------------------
Real Estate                 $297,488         $ 1,962            0.66%             0.69%          Furman Selz
--------------------------------------------------------------------------------------------------------------------
All Cap                     $147,599         $    48            0.03%             0.01%          Furman Selz
                                             $   540            0.37%             0.48%          Salomon Smith
                                                                                                 Barney
--------------------------------------------------------------------------------------------------------------------
Investors                   $ 48,871         $    12            0.02%             0.01%          Furman Selz
                                             $    66            0.14%             0.32%          Salomon Smith
                                                                                                 Barney
--------------------------------------------------------------------------------------------------------------------
Hard Assets                 $308,265         $   505            0.16%             0.11%          Furman Selz
--------------------------------------------------------------------------------------------------------------------
Developing World            $401,927         $   510            0.13%             0.08%          Furman Selz
--------------------------------------------------------------------------------------------------------------------

     For the fiscal year ended December 31, 1999, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate is also noted):

--------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT
                             TOTAL              OF            % OF TOTAL           % OF
                           AMOUNT OF        COMMISSION        COMMISSION        PORTFOLIO
                          COMMISSION          PAID TO          PAID TO       DOLLAR AMOUNT OF
PORTFOLIO                    PAID           AFFILIATES        AFFILIATES       TRANSACTIONS      AFFILIATE
--------------------------------------------------------------------------------------------------------------------
Equity Income          $   385,973        $       529           0.14%             0.11%         Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Strategic Equity           308,351                 36           0.01              0.01          Furman Selz
--------------------------------------------------------------------------------------------------------------------
Fully Managed              193,754                138           0.07              0.03          Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Real Estate                135,831                 84           0.06              0.06          Furman Selz
--------------------------------------------------------------------------------------------------------------------
Emerging Markets           328,626              2,046           0.62              0.55          Furman Selz
--------------------------------------------------------------------------------------------------------------------
Capital Guardian
    Small Cap              348,126            335,228          96.30             94.66          Fred Alger & Co.
--------------------------------------------------------------------------------------------------------------------
Developing World           109,065                 39           0.03              0.03          Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Capital Growth           2,123,846             10,860           0.51              0.44          Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Growth                   1,176,883              6,370           0.54              0.22          Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Research                 1,683,542                708           0.04              0.81          Furman Selz
                                                3,102           0.18                            Baring Sec. Corp.
                                                8,238           0.49                            BHF Sec.
--------------------------------------------------------------------------------------------------------------------
Total Return               589,063              4,974           0.84              0.90          Furman Selz
                                                  300           0.05                            Baring Sec. Corp.
--------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth           1,487,342                162           0.01              0.01          BHF Sec.
--------------------------------------------------------------------------------------------------------------------

     Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of the Hard Assets and Developing World Portfolios. Zweig Securities Corp. is an affiliate of Zweig Advisors, Inc., the former Portfolio Manager to the Strategic Equity and Equity Income (formerly, the Multiple Allocation Series) Portfolios. Raymond James & Associates is an affiliate of Eagle Asset Management, Inc., Portfolio Manager of the Value Equity Portfolio. Furman Selz Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Robertson, Stephens Securities Corp. is an affiliate of Robertson, Stephens & Company Investment Management, LP, the former Portfolio Manager of the Growth Portfolio and the Growth & Income Portfolio. Fred Alger & Company is an affiliate of Fred Alger Management, Inc., a former Portfolio Manager to the Capital Guardian Small Cap Portfolio. Goldman Sachs & Co. is an affiliate of Goldman Sachs Asset Management, the Portfolio Manager to the Internet Tollkeeper SM Portfolio. Fidelity is an affiliate of Fidelity Management & Research Company, the Portfolio Manager to the Diversified Mid-Cap Portfolio and Asset Allocation Growth Portfolio. Salomon Smith Barney is an affiliate of Salomon Brothers Asset Management Inc, the Portfolio Manager to the Investors Portfolio and All Cap Portfolio.

The Manager, Directed Services, Inc., is an affiliate of the GCG Trust.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the prospectus, the Portfolio's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of the New York Stock Exchange (generally 4:00 P.M.), Eastern time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

     The Liquid Asset Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the Liquid Asset Portfolio to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Portfolio also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,
     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     The following is the average annual total return for the periods indicated ended December 31, 2001 for each Portfolio of the Trust that had commenced operations:

-----------------------------------------------------------------------------------------------------------------
                                                SINCE                                                   DATE OF
PORTFOLIO                                     INCEPTION       10 YEARS       5 YEARS         1 YEAR     INCEPTION
-----------------------------------------------------------------------------------------------------------------
Equity Income                                   8.47%           7.66%         7.64%          1.36%      1/24/89
-----------------------------------------------------------------------------------------------------------------
Fully Managed                                   9.88%          10.05%        11.84%          9.92%      1/24/89
-----------------------------------------------------------------------------------------------------------------
Limited Maturity Bond                           6.58%           5.65%         6.21%          8.84%      1/24/89
-----------------------------------------------------------------------------------------------------------------
Real Estate*                                    9.93%          12.49%         7.69%          8.14%      1/24/89
-----------------------------------------------------------------------------------------------------------------
Hard Assets                                     4.16%           4.67%        (5.03)%       (12.12)%     1/24/89
-----------------------------------------------------------------------------------------------------------------
Liquid Asset                                    5.08%           4.47%         4.95%          3.85%      1/24/89
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation                            9.82%                         5.97%        (12.98)%     5/4/92
-----------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income*                 (11.36)%                        8.15%        (11.95)%     10/4/93
     (formerly Rising Dividends)
-----------------------------------------------------------------------------------------------------------------
Value Equity                                   10.58%                         6.20%         (4.43)%     1/3/95
-----------------------------------------------------------------------------------------------------------------
Strategic Equity                                7.86%                         6.01%        (21.17)%     10/2/95
-----------------------------------------------------------------------------------------------------------------
Capital Guardian Small Cap                     (1.47)%                       10.12%         (1.47)%     1/3/96
     (formerly Small Cap)
-----------------------------------------------------------------------------------------------------------------
Managed Global***                               7.79%                        12.26%        (11.91)%     10/21/92
-----------------------------------------------------------------------------------------------------------------
Research                                        1.93%                                      (21.46)%     8/14/98
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 17.36%                                      (23.62)%     8/14/98
-----------------------------------------------------------------------------------------------------------------
Capital Growth                                 (0.32)%                                     (13.73)%     8/14/98
-----------------------------------------------------------------------------------------------------------------
Growth                                          3.16%                                      (30.23)%     8/14/98
-----------------------------------------------------------------------------------------------------------------
Total Return                                    7.92%                                        0.49%      8/14/98
-----------------------------------------------------------------------------------------------------------------
Core Bond                                       0.60%                                        2.46%      8/14/98
     (formerly Global Fixed Income)
-----------------------------------------------------------------------------------------------------------------
Developing World                               (7.25)%                                      (5.25)%     2/18/98
-----------------------------------------------------------------------------------------------------------------
Special Situations                            (12.46)%                                      (5.03)%     10/2/00
-----------------------------------------------------------------------------------------------------------------
Investors                                      (4.27)%                                      (4.27)%     2/1/00
-----------------------------------------------------------------------------------------------------------------
Internet TollkeeperSM                         (23.10)%                                                  5/01/01
-----------------------------------------------------------------------------------------------------------------
Asset Allocation Growth                        (9.78)%                                      (6.52)%     10/2/00
-----------------------------------------------------------------------------------------------------------------
Diversified Mid-Cap                            (6.02)%                                      (6.64)%     10/2/00
-----------------------------------------------------------------------------------------------------------------
Large Cap Value                                 1.53%                                       (3.62)%     2/1/00
-----------------------------------------------------------------------------------------------------------------
All Cap                                         9.84%                                        1.91%      2/1/00
-----------------------------------------------------------------------------------------------------------------
Janus Growth and Income                        (7.85)%                                      (9.51)%     10/2/00
     (formerly Growth and Income)
-----------------------------------------------------------------------------------------------------------------
International Equity                            0.36%                                                   12/17/01
-----------------------------------------------------------------------------------------------------------------

     * Van Kampen became the Portfolio Manager on December 17, 2001. Prior to that date, different firms managed the Portfolio and performance is attributable to those firms.
     ** Van Kampen became the Portfolio Manager on January 30, 2002. Prior to that date, a different firm managed the Portfolio and performance is attributable to that firm.
     *** The Managed Global Portfolio is a successor to the Managed Global account of Separate Account D of Golden American. As of September 3, 1996, the investment-related assets of the Managed Global Account of Separate Account D were transferred to a newly created division of Separate Account B of Golden American. Simultaneously Separate Account B exchanged the investment-related assets for shares of the Managed Global Portfolio, a newly created Portfolio of the Trust. The average annual total return information is restated from the Managed Global Account of Separate Account D. The total return figures reflect the deduction of certain expenses, and covers the period October 21, 1992 (commencement of operations) to December 31, 2000 and the ten-, five- and one-year periods ended December 31, 2001.

     The Internet TollkeeperSM Portfolio and International Equity Portfolio commenced operations during the year 2001 and, therefore, no past performance information is available for them. The Fundamental Growth Portfolio, Focus Value Portfolio, Global Franchise Portfolio, J.P. Morgan Small Cap Equity Portfolio, Equity Growth Portfolio, and International Enhanced EAFE Portfolio had not commenced operations as of December 31, 2001 and, therefore, no past performance is available for these Portfolios.

     Each Portfolio may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon HighYield Index, the Russell MidCap Index, the Wilshire 5000 Index, the Lehman Brothers Aggregate Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers.

Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

     Shares of the Portfolios are offered only to the Separate Accounts that fund Variable Contracts. See the respective prospectus for the Variable Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Variable Contracts and the holders thereof.

     Each Portfolio of the Trust that has commenced operations has qualified (any Portfolio that has not yet commenced operations intends to qualify, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Code. In order to qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Each Portfolio must, and intends to also comply with, the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

     If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to certain Portfolios whose only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION
     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 36 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this Statement of Additional Information are diversified with the exception of the Special Situations Portfolio, International Enhanced EAFE Portfolio, Global Franchise Portfolio, Mid-Cap Growth Portfolio, Managed Global Portfolio, Hard Assets Portfolio and All Cap Portfolio and Real Estate Portfolio.

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust.

VOTING RIGHTS
     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES
     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES
     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

EXCHANGES
     Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other Portfolios. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Asset Portfolio of the Trust or any successor to such Portfolio.

CUSTODIAN AND OTHER SERVICE PROVIDERS
     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets. PFPC Inc., a Delaware corporation, located at 103 Bellevue Parkway, Wilmington, DE 19809, provides administrative and portfolio accounting services for all Portfolios.

INDEPENDENT AUDITORS
     Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Trust's independent auditor. The auditor examines financial statements for the Trust and provides other audit, tax, and related services.

REGISTRATION STATEMENT
     This Statement of Additional Information and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS
     Audited Financial Statements of the Trust for each annual period ended December 31 are included in the Trust's Annual Report to Shareholders. Financial statements and financial highlights for the Portfolios discussed in this Statement of Additional Information are included in the Trust's Annual Report for the calendar year ended December 31, 2001. Shareholders also will receive unaudited semi-annual reports describing the Portfolios' investment operations.

You can obtain a copy of the Trust's Annual Report dated December 31, 2001 by writing or calling the Distributor at the address or telephone number set forth on the cover of this Statement of Additional Information.

                     APPENDIX 1: DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIB 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent

                                       A1
that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

                DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE
     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND
                         SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

                                       A2

            DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND
                          TAX-EXEMPT COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                       A3

                           PART B
            STATEMENT OF ADDITIONAL INFORMATION

                      EXPLANATORY NOTE

This Registration Statement contains two separate Statements of Additional Information (SAI). The first SAI contains all portfolios of The GCG Trust, except for the Fund For Life Series. The second SAI is for the Fund For Life Series.

                          SAI #2
                          THE FUND FOR LIFE SERIES

                     THE FUND FOR LIFE
                    1475 DUNWOODY DRIVE
                   WEST CHESTER, PA 19380
                       (800) 366-0066

              STATEMENT OF ADDITIONAL INFORMATION

                          May 1, 2002


     This Statement of Additional Information describes The Fund For Life (the "Fund"), one of the Portfolos of The GCG Trust (the "Trust"). The Trust is an open-end management investment company organized as a Massachusetts business trust. The Fund's Manager is Directed Services, Inc. ("DSI" or the "Manager").

     The Fund's investment objective is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its investment objective by investing in shares of other open-end investment companies--commonly called mutual funds.

     As of the date of this Statement of Additional Information, shares of the Fund are sold only to separate accounts of insurance companies to serve as the investment medium for variable annuity contracts issued by the insurance companies.

     This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated May 1, 2002, of The Fund For Life and has been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.

Manager:

Directed Services, Inc.
1475 Dunwoody Drive
West Chester, PA 19380
(800) 447-3644

                       TABLE OF CONTENTS


                                                             Page

INTRODUCTION                                                    1

INVESTMENT POLICIES                                             1
          Fund Investments                                      1
          U.S. Government Securities                            2
          Bank Obligations                                      2
          Commercial Paper                                      4
          Corporate Debt Securities                             4
          Repurchase Agreements                                 5
          Illiquid and Restricted Securities                    5
          Foreign Securities                                    6
          Foreign Currency Transactions                         6
          Industry Concentration                                7
          Loans of Portfolio Securities                         7
          Short Sales                                           7
          Options                                               7
          Futures Contracts and Options
           on Futures Contracts                                 8
          Leverage through Borrowing                            9
          Warrants                                              9

INVESTMENT RESTRICTIONS                                        10

MANAGEMENT OF THE TRUST                                        12
          The Management Agreement                             16
          The Administrative Services Agreement                17
          Distribution of Trust Shares                         18
          Purchases and Redemptions                            19

PORTFOLIO TRANSACTIONS                                         19

NET ASSET VALUE                                                21

ADVERTISING                                                    21

TAXATION                                                       22
          Distributions                                        25
          Other Taxes                                          25

OTHER INFORMATION                                              25
          Capitalization                                       25
           Voting Rights                                       26
          Purchase of Shares                                   26
          Redemption of Shares                                 26
          Exchanges                                            26
          Custodian and Fund Accounting                        26
          Independent Auditors                                 27
          Registration Statement                               27

FINANCIAL STATEMENTS                                           27

Appendix A:  Description of Bond Ratings                      A-1

Appendix B:  Securities and Investment Techniques
                   of Underlying Mutual Funds                 B-1

                          INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund's securities and some investment techniques. Some of the Fund's investment techniques are described only in the Prospectus and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectus.


                      INVESTMENT POLICIES

     FUND INVESTMENTS. The Fund intends to maintain its assets invested in mutual funds in accordance with the investment program described above. At times, for temporary purposes pending full investment of its assets or to meet anticipated redemptions, the Fund may invest in money market mutual funds or invest directly in (or enter into repurchase agreements with respect to) short-term debt securities, including U.S. Treasury bills and other short-term U.S. Government securities, commercial paper, certificates of deposit, time deposits, and bankers' acceptances. The Fund may not purchase shares of any investment company that is not registered with the Securities and Exchange Commission.

    The Fund will not employ a defensive strategy in response to market or financial conditions, but will attempt to remain as fully invested as practicable in the shares of mutual funds allocated as described above. However, the mutual funds themselves may adopt defensive strategies consistent with their own investment policies. This may result, for example, in the Fund holding underlying funds that, in turn, have committed significant assets to defensive investments so they are not primarily invested in equity or longer-term debt securities in which they would normally be invested.

    The Fund's investments other than mutual funds are more fully described as follows:

     U.S. GOVERNMENT SECURITIES. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored
enterprises   and Federal agencies.  Some obligations of agencies are
supported by  the    full  faith  and  credit  of  the  United  States
or  U.S.  Treasury    guarantees;  others, by the right of the issuer to
borrow  from  the    U.S.  Treasury;  others,  by  discretionary  authority
of  the  U.S. Government  to  purchase  certain  obligations  of  the agency or instrumentality;  and others, only by the credit  of  the agency or instrumentality issuing the obligation.  In the case  of
obligations    not  backed  by the full faith and credit of the United
States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the
Federal Home Loan Mortgage Corporation, the Federal Intermediate
Credit Banks, the Federal Land Banks, the Federal National
Mortgage Association and the Student Loan Marketing Association.

     U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     BANK OBLIGATIONS.  These  obligations   include   negotiable
certificates  of  deposit,  bankers'  acceptances,  and  fixed   time
deposits.   The  Fund  limits its investments in United  States  bank
obligations to obligations of United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

     Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. The Fund will not invest in fixed-time deposits (i) which are not subject to prepayment; (ii) which mature in more than seven days that are subject to withdrawal penalties upon prepayment; or (iii) which mature from two business days through seven calendar days that provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 15% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments;
(ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized;
(v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

     The Fund may not invest in fixed time deposits maturing in more than seven calendar days that are subject to withdrawal penalties. Investments in fixed time deposits maturing from two business days through seven calendar days that are subject to withdrawal penalties may not, along with other illiquid securities, exceed 15% of the value of the total assets of the Fund.

     COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions, as well as
similar  taxable  instruments  issued  by  government  agencies   and
instrumentalities. All commercial paper purchased by the Fund must be, at the time of investment, (i) rated "P-1" by Moody's or "A-1" by S&P, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or (iii) securities which, if not rated, are in the opinion of the Manager of an investment quality comparable to rated commercial paper in which the Fund may invest.

     Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed.
The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement;
and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S and P; the Fund may invest in them only if the Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Fund may invest. Master demand notes are considered by the Fund to have a maturity of one day, unless the Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody's and S&P ratings applicable to commercial paper. See more on "Master Demand Notes" under the same title in Appendix B.

     CORPORATE DEBT SECURITIES. Fund investments in these securities are limited to non-convertible corporate debt securities (corporate
bonds,   debentures,   notes  and  other   similar   corporate   debt
instruments) which have one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by S&P. Debt obligations rated "Aa" or better by Moody's or "AA" or better by S&P are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

     REPURCHASE  AGREEMENTS.   The  Fund  may  enter  into  repurchase
agreements.   A repurchase agreement is a transaction  in  which  the
seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. The Fund may not enter into a repurchase agreement of greater than seven days maturity if, after such investment, the amount of the Fund's total assets in such agreements and other illiquid securities is greater than 15%. In the event of default by the seller under the repurchase agreement, the Fund may experience problems in exercising its rights to the underlying securities and may experience time delays and costs in connection with the disposition of such securities.

     The Fund may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     ILLIQUID AND RESTRICTED SECURITIES. An underlying fund may invest not more than 15% of its total assets in securities for which there is no readily available market ("illiquid securities"), which would include securities that are illiquid because their disposition is subject to legal restrictions (so-called "restricted securities") and
repurchase  agreements having more than seven days  to  maturity.   A
considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the underlying fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Fund) could decline.

     FOREIGN SECURITIES. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing, accounting, and financial reporting requirements may not be comparable to those in
the  U.S.   In  addition, the value of the underlying fund's  foreign
securities may be adversely affected by fluctuations in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory or other taxation, exchange controls or other foreign governmental restrictions. Many foreign securities
markets,   while  growing  in  volume,  have,  for  the  most   part,
substantially  less  volume than U.S. markets.   Securities  of  many
foreign companies are less liquid and their prices more volatile than
securities  of  comparable U.S. companies.   Transactional  costs  in
non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

     The underlying funds will calculate generally their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New
York Stock Exchange is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges which may trade on other days (such as Saturday). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Manager does not have access to the underlying funds and shareholders do not have access to the Fund.

     FOREIGN CURRENCY TRANSACTIONS. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain which might result should the value of such currency increase during the contract period. See more on "Foreign Currency Transactions" under the same title in Appendix B.

     INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

     LOANS  OF PORTFOLIO SECURITIES.  An underlying fund may lend  its
portfolio  securities  provided:   (1)  that  the  loan  is   secured
continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time
exceed  one-third  of  the  total  assets  of  the  fund.   Loans  of
securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     SHORT SALES. An underlying fund may sell securities short. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale. See more on "Short Sales" under the same title in Appendix B.

    OPTIONS. Certain underlying mutual funds may purchase and write call and put options on securities, securities indexes, and on foreign currencies. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a mutual fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a mutual fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market a fund may be unable to close out a position. If a mutual fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. See "Options Activities" under the same title in Appendix B.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. An underlying mutual fund may invest in financial futures contracts such as interest rate futures contracts, stock index futures contracts, and others, and may purchase and write options on such futures contracts. Generally, transactions in futures contracts and options thereon by a mutual fund must constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a fund engaging in such transactions would not be a "commodity pool."

     There  are  several  risks associated with  the  use  of  futures
contracts.   While  a  mutual fund's use  of  futures  contracts  for
hedging may protect a fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a mutual fund and the hedging vehicle so that the fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when a mutual fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue
to  exist.   Lack of a liquid market for any reason may  prevent  the
fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements until the position is closed. See "Futures Contracts" and "Options on Futures Contracts" in Appendix B.

     LEVERAGE THROUGH BORROWING. An underlying fund may borrow a percentage of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition, the Fund may, for temporary or emergency purposes, such as to facilitate redemptions, borrow from a bank in an amount not in excess of 25% of the Fund's total assets, and the Fund may pledge a portion of its total assets to secure such borrowings. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

     WARRANTS. An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below, together with the Fund's investment objective and policies, are fundamental policies of the Fund and may not be changed by the Fund without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

          (1) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry or the securities of issuers that are registered investment companies and that themselves invest more than 25% of their total assets in one industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities or obligations issued by U.S. banks;

          (2) Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

          (3) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except that to the extent the Fund engages in transactions in options, futures, and options on futures, the Fund may make margin deposits in connection with those transactions and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

          (4) Lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies:

                    (a)  invest in debt obligations, even though
          the purchase of such obligations may be deemed to be the making of loans;

                    (b)  enter into repurchase agreements; and

                    (c)  lend its portfolio securities in
          accordance with applicable guidelines established by the Board of Trustees;

          (5) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, or in connection with any repurchase agreement, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

          (6) Act as an underwriter of securities of other issuers, except when in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the federal securities laws; and

          (7) Borrow money or pledge, mortgage, or hypothecate its assets, except that the Fund may borrow from banks but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%.

     The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Fund may not:

          (1) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Manager are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

          (2) Purchase or sell commodities or commodities contracts; and

          (3) Invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities.

                    MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Common- wealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, R. Glenn Hilliard, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, Richard A. Wedemeyer. The Executive Officers of the Trust are Mary Bea Wilkinson, Christopher W. Smythe and Kimberly J. Smith.

     Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are as follows:

--------------------- -------- ------------       ---------------------------------------- ----------   ----------------------------

                                   TERM OF                                                 NUMBER
                                   OFFICE AND                                              OF
                      POSITION(S)  LENGTH OF                                               PORTFOLIOS
NAME, ADDRESS AND     HELD         TIME SERVED          PRINCIPAL OCCUPATION(S)            IN FUND     OTHER DIRECTORSHIPS HELD BY
AGE                   WITH                              DURING PAST 5 YEARS                COMPLEX              TRUSTEE
                      TRUST
--------------------- ----------   -------------      ------------------------------------ ----------  -----------------------------
--------------------- ----------   -------------      ------------------------------------ ----------  -----------------------------
R. Glenn Hilliard*    Trustee      (2002-present)     Chairman and Chief Executive Officer     106     Mr. Hilliard serves as a
                                                       of ING Americas and a member of its              Director/Trustee of each of
                                                      Americas Executive Committee                     the ING Funds
                                                      (1999-present).  Mr. Hilliard was                (2002-present).
7337 E. Doubletree                                    formerly Chairman and Chief Executive
Ranch Rd.                                             Officer of ING North America,
Scottsdale,                                           encompassing the U.S., Mexico and
Arizona  85258                                        Canada Regions (1994-1999).

(Age 59)
--------------------- ----------   ------------       ------------------------------------ ----------  -----------------------------
Thomas J. McInerney*  Trustee      (2002-present)     Chief Executive Officer, ING U.S.        156     Mr. McInerney serves as a
                                                      Financial Services (October                      Director of Aeltus
                                                      2001-present).  Mr. McInerney was                Investment Management, Inc.
                                                      formerly Chief Executive Officer and             (1997-present); Ameribest
7337 E. Doubletree                                    General Manager of ING Worksite                  Life Insurance Company
Ranch Rd.                                             Division (December 2000-October 2001);           (2001-present); Equitable
Scottsdale,                                           President of Aetna Financial Services            Life Insurance Company
Arizona  85258                                        (August 1997-December 2000); Head of             (2001-present); First
                                                      National Accounts and Core Sales and             Columbine Life Insurance
(Age 45)                                              Marketing for Aetna U.S. Healthcare              Company (2001-present);
                                                      (April 1996-March 1997); Head of                 Golden American Life
                                                      Corporate Strategies for Aetna Inc.              Insurance Company
                                                      (July 1995-April 1996); and has held a           (2001-present); Life
                                                      variety of line and corporate staff              Insurance Company of Georgia
                                                      positions with Aetna Inc. since 1978.            (2001-present); Midwestern
                                                      Mr. McInerney is President and Chief             United Life Insurance
                                                      Executive Officer of Northern Life               Company (2001-present);
                                                      Insurance Company (2001-present); and            ReliaStar Life Insurance
                                                      President of Aetna Life Insurance &              Company (2001-present);
                                                      Annuity Company (1997-present); Aetna            Security Life of Denver
                                                      Retirement Holdings, Inc.                        (2001-present); Security
                                                      (1997-present); Aetna Investment                 Connecticut Life Insurance
                                                      Adviser Holding Company                          Company (2001-present);
                                                      (2000-present); and Aetna Retail                 Southland Life Insurance
                                                      Holding Company (2000-present).                  Company (2001-present); USG
                                                                                                       Annuity and Life Company
                                                                                                       (2001-present); and United
                                                                                                       Life and Annuity Insurance
                                                                                                       Company, Inc.
                                                                                                       (2001-present); Northern
                                                                                                       Life Insurance Company
                                                                                                       (2001-present); Aetna Life
                                                                                                       Insurance & Annuity Company
                                                                                                       (1997-present); Aetna
                                                                                                       Retirement Holdings, Inc.
                                                                                                       (1997-present); Aetna
                                                                                                       Investment Adviser Holding
                                                                                                       Company (2000-present); and
                                                                                                       Aetna Retail Holding Company
                                                                                                       (2000-present).  Mr.
                                                                                                       McInerney also serves as a
                                                                                                       Director/Trustee of each of
                                                                                                       the ING Funds (2001-present).
--------------------- ----------   ----------         --------------------------------     ----------  ---------------------------
John G. Turner*       Trustee      (2002-present)     President, Turner Investment Company     106     Mr. Turner serves as a
                                                      (2002 - present).  Mr. Turner was                Director of Hormel Foods
                                                      formerly Trustee and Vice Chairman of            Corporation (2000-present);
                                                      ING Americas (2000-2001); Chairman and           and Shopko Stores, Inc.
7337 E. Doubletree                                    Chief Executive Officer of ReliaStar             (1999-present).  Mr. Turner
Ranch Rd.                                             Financial Corp. and ReliaStar Life               serves as Chairman and a
Scottsdale,                                           Insurance Company (1993-2000);                   Director/Trustee of each of
Arizona  85258                                        Chairman of ReliaStar United Services            the ING Funds (2002-present)
(Age 62)                                              Life Insurance Company (1995 -1998),             and a Director of Mortenson
                                                      Chairman of ReliaStar Life Insurance             Company (2002-present).
                                                      Company of New York (1995-2001);
                                                      Chairman of Northern Life Insurance
                                                      Company (1992-2000); Chairman and
                                                      Director/Trustee of the Northstar
                                                      affiliated investment companies
                                                      (1993-2001); Director, Northstar
                                                      Investment Management Corporation and
                                                      its affiliates (1993 - 1999); Director
                                                      of ReliaStar Financial Corp.
                                                      (1983-2001); and Director of each of
                                                      the Aetna Funds (2001-2002).
--------------------- ---------- ------------   ---------------------------------------- ---------- --------------------------------

Kimberly J. Smith     Secretary    (2001-present      Chief Counsel, ING U.S. Financial        N/A       N/A
                                                      Services   (2001-present); formerly
1475 Dunwoody Drive                                   Partner, Sutherland, Asbill & Brennan
                                                      LLP (1996-2001)
West Chester, PA
19380
(Age 39)
--------------------- ---------- ------------   ---------------------------------------- ---------- --- ----------------------------

Mary Bea Wilkinson    President    (2002              Senior Vice President, ING Outside       N/A        N/A
                                   -present)          Funds Group (2000-present); Senior
1475 Dunwoody Drive                                   Vice President and Chief Financial
                                                      Officer, First Golden   American Life
West Chester, PA                                      Insurance Company of New York
19380                                                 (1997-present); President, Directed
                                                      Services, Inc. (19  93-1997)
(Age 44)
--------------------- ---------- ------------   ---------------------------------------- ---------- --- ----------------------------
--------------------- ---------- ------------   ---------------------------------------- ---------- --- ----------------------------

Stephen J. Preston    Vice         (2002-             Executive Vice President, Head of ING    N/A            N/A
                      President    Present)           USFS Retail Financial Mangement
1475 Dunwoody Drive                                   (2001-present); Executive Vice
                                                      President and Chief Actuary, ReliaStar
West Chester, PA                                      Life Insurance Company of New York
19380                                                 (2001-present); President and CEO,
                                                      First Golden American Life Insurance
(Age 44)                                              Company of New York (2001 - present);
                                                      Executive Vice President and Chief
                                                      Actuary, Equitable Life Insurance
                                                      Company of Iowa (1999-present);
                                                      Executive Vice President and Chief
                                                      Actuary, United Life & Annuity
                                                      Insurance Company (1999-present);
                                                      Executive Vice President, Directed
                                                      Services, Inc. (1993-present);  and
                                                      Executive Vice President and Chief
                                                      Actuary, Golden American Life
                                                      Insurance Company (1993-present).
--------------------- ---------- ------------   ---------------------------------------- ---------- --- ----------------------------

------------------ ------------- -------------   --------------------------------------- ---------- --- ----------------------------

                                   TERM OF                                                 NUMBER
                                   OFFICE AND                                              OF
                      POSITION(S)  LENGTH OF                                               PORTFOLIOS
NAME, ADDRESS         HELD WITH    TIME SERVED          PRINCIPAL OCCUPATION(S)            IN FUND     OTHER DIRECTORSHIPS HELD BY
AND AGE               TRUST                             DURING PAST 5 YEARS                COMPLEX              TRUSTEE
------------------    -----------  -------------      ----------------------------------   ----------  -----------------------------
------------------    -----------  -------------      ----------------------------------   ----------  -----------------------------

Antonio M. Muniz      Vice         (2002-             Senior Vice President, USFS Retail      N/A        N/A
                      President    Present)           Product Management (2001-present);
1475 Dunwoody                                         formerly, Vice President USFS Product
Drive                                                 Development (1999- 2001); Director of
                                                      Latin America at Transamerica
West Chester,                                         Reinsurance (1998-1999); and Vice
PA  19380                                             President, The Coventry Group
                                                      (1997-1998).
(Age 35)
------------------    ------------ -------------      ----------------------------------   ---------- ------------------------------

Christopher W.        Treasurer    (2002-present)     Vice President, Directed Services,      N/A        N/A
Smythe                and                             Inc. (1996-present)
                      Principal
1475 Dunwoody         Accounting
Drive                 Officer

West Chester, PA
19380

(Age 41)
------------------    ----------   -------------      -----------------------------------  ----------  -----------------------------

       *Messrs.  Hilliard,  McInerney and Turner are deemed to be  "interested  persons" of the Trust  pursuant to the
          1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI.




                              INDEPENDENT TRUSTEES

------------------   --------- ----------      ---------------------------------------- ----------      ----------------------------


                                   TERM OF                                                 NUMBER
                                   OFFICE                                                  OF
                      POSITION(S)  AND                                                     PORTFOLIOS
NAME, ADDRESS         HELD         LENGTH OF           PRINCIPAL OCCUPATION(S)             IN FUND     OTHER DIRECTORSHIPS HELD
AND AGE               WITH         TIME                  DURING PAST 5 YEARS               COMPLEX           BY TRUSTEE
                      TRUST        SERVED
------------------    ----------   ----------- ---------------------------------------- ---------- ----------------------------

                                                                                                       Mr. Doherty serves as a
Paul S. Doherty       Trustee      (2002-present)     President and Partner, Doherty,      106         Director/Trustee of each
                                                      Wallace, Pillsbury and Murphy, P.C.,             of the ING Funds
                                                      Attorneys (1996-present).  Mr. Doherty           (1999-present).
7337 E.                                               was formerly a Director of Tambrands,
Doubletree Ranch                                      Inc. (1996-1998), and a Trustee of
Rd.                                                   each of the funds managed by Northstar
Scottsdale,                                           Investment Management Corporation
Arizona  85258                                        (1993-1999).

(Age 67)
------------------ ---------- -----------   ---------------------------------------- ---------- ----------------------------
                                                                                                       Mr. Earley serves as a
J. Michael Earley     Trustee      (1997-present)     President and Chief Executive Officer    106     Director/Trustee of each
                                                      of Bankers Trust Company, N.A. (1992             of the ING Funds
                                                      to present).                                     (2002-present).
7337 E.
Doubletree Ranch
Rd.
Scottsdale,
Arizona  85258

(Age 56)
------------------ ---------- -----------   ---------------------------------------- ---------- ----------------------------

R. Barbara            Trustee      (1997-present)     President of The College of New Jersey   106     Dr. Gitenstein serves as a
Gitenstein                                            (1999 to present); Executive Vice                Director/Trustee of each
                                                      President and Provost of Drake                   of the ING Funds
                                                      University (1992 to 1998).                       (2002-present).
7337 E.
Doubletree Ranch
Rd.
Scottsdale,
Arizona  85258

(Age 53)
------------------ ---------- ----------- ---------------------------------------- ---------- ----------------------------
------------------ ---------- ----------- ---------------------------------------- ---------- ----------------------------
                                                      Retired.  Mr. May was formerly           106     Mr. May serves as a
Walter H. May         Trustee      (2002-present)     Managing Director and Director of                Director/Trustee of each
(Age 65)                                              Marketing for Piper Jaffray, Inc., an            of the ING Funds
                                                      investment banking/underwriting firm.            (1999-present).
7337 E.                                               Mr. May was formerly a Trustee of each
Doubletree Ranch                                      of the funds managed by Northstar
Rd.                                                   Investment Management Corporation
                                                      (1996-1999).
Scottsdale,
Arizona  85258
------------------ ---------- -----------     ---------------------------------------- ---------- ----------------------------
                                   (2002-present)     Private Investor.  Mr. Patton is         106     Mr. Patton serves as a
Jock Patton           Trustee                         Director and Chief Executive Officer             Director of Hypercom, Inc.
                                                      of Rainbow Multimedia Group, Inc.                (1999-present); and JDA
7337 E.                                               (1999-present).  Mr. Patton was                  Software Group, Inc.
Doubletree Ranch                                      formerly Director of Stuart                      (1999-present).  Mr.
Rd.                                                   Entertainment, Inc.; Director of                 Patton is also a Director
                                                      Artisoft, Inc. (1994-1998); and                  of Buick of Scottsdale,
Scottsdale,                                           President and co-owner of StockVal,              Inc.; National Airlines,
Arizona  85258                                        Inc. (1993-1997).                                Inc.; BG Associates, Inc.;
                                                                                                       BK Entertainment, Inc.;
                                                                                                       Arizona Rotorcraft, Inc.;
(Age 56)                                                                                               and Director of Rainbow
                                                                                                       Multimedia Group, Inc.
                                                                                                       (1995 - present).  Mr.
                                                                                                       Patton also serves as a
                                                                                                       Director/Trustee of each
                                                                                                       of the ING Funds
                                                                                                       (1995-present).
------------------    ----------   -----------        ------------------------------------ ----------  ----------------------------
                      Trustee      (2002-present)     President and Director of F.L. Putnam    106     Mr. Putnam serves as
David W. C.                                           Investment Management Company and its            Director of the Principled
Putnam                                                affiliates.  Mr. Putnam is also                  Equity Market Trust; and
                                                      President and Secretary of The                   Progressive Capital
7337 E.                                               Principled Equity Market Trust                   Accumulation Trust.  Mr.
Doubletree Ranch                                      (1994-1999).                                     Putnam also serves as a
Rd.                                                   Mr. Putnam was formerly Director of              Director/Trustee of each
                                                      Trust Realty Corp.; Anchor Investment            of the ING Funds
Scottsdale,                                           Trust; Bow Ridge Mining Co., and a               (1999-present).
Arizona  85258                                        Trustee of each of the funds managed
                                                      by Northstar Investment Management
(Age 62)                                              Corporation (1994-1999).
------------------    ----------   -----------        ------------------------------------ ----------  ----------------------------
                      Trustee      (2002-present)     General Partner of Huntington            106     Mr. Rieke serves as a
Blaine E. Rieke*                                      Partners, an investment partnership              Director of Morgan Chase
                                                      (1997-present).  Mr. Rieke was                   Trust Co. (1998-present);
                                                      formerly Chairman and Chief Executive            Mr. Rieke also serves as a
7337 E.                                               Officer of Firstar Trust Company                 Director/Trustee of each
Doubletree Ranch                                      (1973-1996), and Chairman and Trustee            of the ING Funds
Rd.                                                   of each of the funds managed by ING              (2001-present).
                                                      Investment Management Co., LLC
Scottsdale,                                           (1998-2001).
Arizona  85258

(Age 68)
------------------    ----------   -----------        ----------------------------------   ----------  ----------------------------
                      Trustee      (1994-present)     President of Springwell Corporation,   106       Mr. Vincent serves as
Roger B. Vincent                                      a corporate advisory firm                        a director of
                                                      (1989-present). Mr. Vincent was                  AmeriGas Propane,
7337 E.                                               formerly a Director of Petrolane, Inc.           Inc. (1998-present).
Doubletree Ranch                                      (1993-1995); and Tatham Offshore, Inc.           Mr. Vincent also
Rd.                                                   (1996-2000).                                     serves as a
Scottsdale,                                                                                            Director/Trustee of
Arizona  85258                                                                                         each of the ING Funds
                                                                                                       (2002-present).

(Age 56)
------------------    ----------   -----------        ------------------------------------ ----------  -----------------------------
                                                                                               106
Richard A.            Trustee      (2002-present)     Vice President - Finance &                       Mr. Wedemeyer serves as a
Wedemeyer                                             Administration of The Channel                    Director of Touchstone
                                                      Corporation, an importer of specialty            Consulting Group (benefits
7337 E.                                               alloy aluminum products                          consulting)
Doubletree Ranch                                      (1996-present).  Mr. Wedemeyer was               (1997-present). Mr.
Rd.                                                   formerly Vice President - Finance &              Wedemeyer also serves as a
Scottsdale,                                           Administration of Performance                    Director/Trustee of each
Arizona  85258                                        Advantage, Inc., a provider of                   of the ING Funds
                                                      training and consultation services               (2001-present).
(Age 65)                                              (1992-1996); and Vice President,
                                                      Operations and Administration, of Jim
                                                      Henson Productions (1979-1997).  Mr.
                                                      Wedemeyer was formerly, a trustee of
                                                      the First Choice Funds (1997-2001);
                                                      and a Director of each of the funds
                                                      managed by ING Investment Management
                                                      Co., LLC (1998-2001).
------------------    ----------   -----------        ------------------------------------ ----------  ----------------------------


 TRUSTEES' FUND EQUITY OWNERSHIP POSITIONS

Each of the current Trustees' ownership interest in the Trust is set forth below:

  ------------------------------- ------------------------------------------------- ----------------------------------




                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                  DOLLAR RANGE OF COMPANIES                         INVESTMENT COMPANIES OVERSEEN BY
  NAME OF DIRECTOR                EQUITY SECURITIES IN TRUST                        DIRECTOR IN FAMILY OF INVESTMENT
  ------------------------------- ------------------------------------------------- ----------------------------------
  Paul S. Doherty                 None                                              None
  J. Michael Earley               Growth-- $10,001-$50,000                          $50,000-$100,000
                                  Mid-Cap Growth-- $10,001-$50,000
                                  Capital Guardian Small Cap
                                        -- $10,001-$50,000
  R. Barbara Gitenstein           Growth-- $1-$10,000                               $1-$10,000
  R. Glenn Hilliard               None                                              None
  Walter H. May                   None                                              None
  Thomas J. McInerney             None                                              None
  Jock Patton                     None                                              None
  David W.C. Putnam               None                                              None
  Blaine E. Rieke                 None                                              None
  John G. Turner                  None                                              None
  Roger B. Vincent                Growth-- $10,001-$50,000                          Over $100,000
                                  Van Kampen Growth and Income
                                       -- $10,001-$50-000
                                  Capital Guardian Small Cap
                                       -- $10,001-$50,000
                                  Mid-Cap Growth-- $10,001-$50,000
  ------------------------------- ------------------------------------------------- ----------------------------------


     None of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of DSI or ING.

     BOARD COMMITTEES

     VALUATION COMMITTEE. The Board has established a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Jock Patton, Walter H. May, David W.C. Putnam and R. Barbara Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation Committee was appointed on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive
Committee consists of John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee was established on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     NOMINATING COMMITTEE. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee consists of Walter H. May, Paul S. Doherty, R. Barbara
Gitenstein and Richard A. Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee was established on February 26, 2002 and therefore, did not hold any meetings during the year 2001.

     AUDIT COMMITTEE. The Board has established an Audit Committee, composed entirely of Independent Trustees. The Audit Committee consists of Blaine E. Rieke (Chair), Paul S. Doherty, J. Michael Earley, Roger B. Vincent and Richard
A. Wedemeyer. The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. During the fiscal year ended December 31, 2001, the Audit Committee held three meetings.

     INVESTMENT REVIEW COMMITTEES. On February 26, 2002, the Board established three investment review committees: the Domestic Equity Funds Investment Review Committee, International Equity Funds Investment Review Committee, and Fixed Income Funds Investment Review Committee. The purpose of these committees is to provide a committee structure that can effectively provide oversight of investment activities of the mutual fund portfolios. The Domestic Equity Investment Review Committee consists of R. Glenn Hilliard, Walter H. May, Blaine
E. Rieke, David W.C. Putnam and Roger B. Vincent. The International Equity Funds Investment Review Committee consists of R. Barbara Gitenstein, Jock Patton, John
G. Turner and Richard A. Wedemeyer. The Fixed Income Funds Investment Review Committee consists of Paul S. Doherty, J. Michael Earley, and Thomas J. McInerney.

     GOVERNANCE COMMITTEE. Until February 26, 2002, the Board had a Governance Committee, composed entirely of Independent Trustees, for the purpose of establishing a structure for the operation of the Board and overseeing the administration of and ensuring compliance with the Trust's Governance Procedures and Guidelines. Among other things, the Governance Committee is responsible for identifying and recommending candidates to serve as Independent Trustees. The Governance Committee is also responsible for recommending to all Trustees the compensation to be paid to the Independent Trustees. The Governance Committee consisted of R. Barbara Gitenstein (Chair), Roger B. Vincent, Robert A. Grayson and Elizabeth J. Newell. The Committee had a policy that it would consider nominees recommended by shareholders. During the fiscal year ended December 31, 2001, the Governance Committee held five meetings.

     INDEPENDENT TRUSTEE COMMITTEE. Until February 26, 2002, the Board had an Independent Trustee Committee consisting of Roger B. Vincent (Chair), Robert A. Grayson, R. Barbara Gitenstein, J. Michael Earley, Stanley B. Seidler and
Elizabeth J. Newell. The Independent Trustee Committee was designated and established on May 17, 2001. During the fiscal year ended December 31, 2001, the Independent Trustee Committee met a total of seven times, four of which were not in conjunction with the regularly scheduled Board meetings.

FREQUENCY OF BOARD MEETINGS
     The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.



     As of March 31, 2002 none of the Trustees directly owned shares of the Portfolios. In addition, as of March 31, 2002 the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Portfolios in the aggregate.



COMPENSATION OF TRUSTEES
     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.
     For the year ended December 31, 2001, each Independent Trustee received (i) an annual retainer of $20,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting attended in person; (iii) $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board Meeting or for any specially called telephonic meeting; (iv) $5,000 per annum for serving as a committee chairperson, paid in equal quarterly installments; (v) $1,250 per meeting for attendance at a regular Board meeting by telephone; (vi) $250 per meeting for attendance of a committee meeting not held in conjunction with a regular Board meeting by telephone; and (vii) reimbursement for out-of-pocket expenses. In addition, the Lead Trustee received an additional 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 plus 50% of $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephonic meeting. The pro rata share paid by each Portfolio was based on the Portfolio's average net assets as a percentage of the average net assets of all the Portfolios for which the Trustees serve in common as trustees as of the date the payment is due. None of the Trustees of the Trust was entitled to receive pension or retirement benefits during the year ended December 31, 2001.
     Effective February 26, 2002, each Portfolio of the Trust pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any Committee meeting; (iv) $1,000 for attendance at any Special meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by DSI or its affiliate, ING Investments LLC, for which the Trustees serve in common as directors/trustees.
     On February 26, 2002, the Board of Trustees established a retirement policy for the Independent Trustees. Under the Trust's retirement policy, Independent Trustees will retire after reaching the age 70, subject to certain exceptions.
     An exception may be permitted if: (A) approved by all of the Trustees; or
(B) if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the exception would apply until such time as the shareholder meeting can be hold or is no longer needed.
     An Independent Trustee who has served in such capacity for at least five years (which need not be consecutive years) is entitled to a one-time payment upon his or her retirement equal to two times the annual compensation payable to such Independent Trustee, as in effect at the time of his or her retirement (based on the retainer and amounts paid for attending regularly scheduled Board and committee meetings, but not special meetings. The following table sets forth information regarding the compensation paid to the Trustees then in office for the year ended December 31, 2001, for service on the Board.

------------------------------ ------------------ ----------------- ------------------ --------------- ---------------
                                  PENSION OR                                             NUMBER OF
                                  RETIREMENT         ESTIMATED          AGGREGATE      DIRECTOR-SHIPS    NUMBER OF
                               BENEFITS ACCRUED   ANNUAL BENEFITS     COMPENSATION      IN THE FUND     MUTUAL FUND
                               AS FUND EXPENSES   UPON RETIREMENT#        FROM            COMPLEX        PORTFOLIOS
NAME OF TRUSTEE                                                       THE GCG TRUST
------------------------------ ------------------ ----------------- ------------------ --------------- ---------------

John R. Barmeyer*/****                N/A               N/A                N/A               1               29

J. Michael Earley                     N/A               N/A            $50,000.00            1               29

R. Barbara Gitenstein                 N/A               N/A            $51,000.00            1               29

Robert C. Salipante*/****             N/A               N/A                N/A               1               29

Roger B. Vincent                      N/A               N/A           $79,000.00##           1               29

Stanley B. Seidler****                N/A               N/A              44,000              1               29

Elizabeth J. Newell****               N/A               N/A              44,000              1               29

Robert A. Grayson****                 N/A               N/A              44,000              1               29

Paul S. Doherty**                     N/A               N/A                N/A              N/A             N/A

Walter H. May**                       N/A               N/A                N/A              N/A             N/A

Jock Patton**                         N/A               N/A                N/A              N/A             N/A

David W.C. Putnam**                   N/A               N/A                N/A              N/A             N/A

Blaine E. Rieke**                     N/A               N/A                N/A              N/A             N/A

Richard A. Wedemeyer**                N/A               N/A                N/A              N/A             N/A
------------------------------ ------------------ ----------------- ------------------ --------------- ---------------

     * Messrs. Barmeyer and Salipante were each deemed to be an "interested person" of the Trust under the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI, the manager and distributor to the Trust.
     ** Messrs. Doherty, May, Patton, Putnam, Rieke and Wedemeyer, all of whom are Independent Trustees, were elected to the Trust's Board on February 15, 2002, and therefore were not compensated by the Trust during the year ended December 31, 2001.
     *** Messrs. Hilliard, McInerney and Turner were also elected to the Trust's Board on February 15, 2002, as Interested Trustees.
     **** Messrs. Barmeyer, Grayson and Seidler and Ms. Newell did not stand for re-election to the Board. Mr. Salipante resigned from the Board effective February 26, 2002.
     # As of December 31, 2001, no retirement benefits had been approved by the Trust.
     ## During the year ended December 31, 2001, Mr. Vincent received compensation for serving in the capacity of Lead Independent Trustee. Mr. Vincent's aggregate compensation included payments made pursuant to Board authorization for special meetings attended in connection with due diligence conducted. These payments, totaling $10,000, were reimbursed to the Trust by DSI.

     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Fund as of March 31, 2002.
The address for each record owner is c/o Golden American Life Insurance Company, 1475 Dunwoody Drive, West Chester, PA 19803.

             NAME                         SERIES               PERCENTAGE

Jerome S. Golden*                          The Fund For Life       14.13%
David C. Nonell*                           The Fund For Life       21.13%
Joe A. Spalding                            The Fund For Life        7.02%





    Additionally, as of March 31, 2002 the General Account of Golden American owned 48.61% of the shares of the Fund For Life.


*Under the 1940 Act, deemed to have a controlling interest in the Fund because of his/its ownership interest of over 25% of the Fund's shares.

The Management Agreement
------------------------

     Subject to the supervision of the Trust's Board of Trustees, the Manager will provide a continuous investment program for the Fund's portfolio and determine the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest in accordance with the Fund's investment objective or objectives, policies, and restrictions.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities.

     The Management Agreement will continue in effect until February 1996, and from year to year thereafter provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Management Agreement, or interested persons of such party, at a meeting held on November 07, 2001. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Manager, on 60 days' written notice by either party to the Management Agreement and will terminate automatically if assigned.

     The Trust pays the Manager a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. Gross fees payable to the Manager for the fiscal years ended December 31, 2001, 2000, and 1999 under the Management Agreement were $255, $267, and $595, respectively. The 1999, 2000 and 2001 fees were waived by the Manager.

The Administrative Services Agreement
-------------------------------------

     Directed Services, Inc. ("Administrator") serves as
Administrator to the Fund pursuant to an Administrative Services
Agreement between the Administrator and the Trust. Its address is 1475 Dunwoody Drive, West Chester, PA 19380 DSI also serves as Manager to the Fund.

     Pursuant to the Administrative Services Agreement, the Administrator, subject to the direction of the Board of Trustees, is responsible for providing all supervisory and management services reasonably necessary for the operation of the Trust and the Fund other than the services performed by the Manager. These services shall include, but are not limited to, (i) coordinating all matters relating to the functions of the Fund's Manager, Custodian, Dividend Disbursing Agent, and Recordkeeping Agent (including pricing and valuation of the Fund's portfolio), accountants, attorneys, and other parties performing services or operational functions for the Trust, (ii) providing the Trust and the Fund, at the Administrator's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by the Manager or third parties approved by the Trust of such books and records of the Trust and the Fund as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties approved by the Trust of all federal, state, and local tax returns and reports of the Trust required by applicable law; (v) preparing and, after approval by the Trust, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Trust as required by applicable law; (vi) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (vii) taking such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission and other regulatory agencies; and (viii) providing the Trust, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the Administrative Services Agreement. Other responsibilities of the Administrator are described in the Prospectus.

     The Administrator shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the supervision and administration of the Fund. The Trust pays the Administrator a monthly fee at an annual rate of 0.10% of the Fund's average daily assets. Gross fees payable to the Administrator under the Administrative Services Agreement for the fiscal years ended December 31, 2001, 2000, and 1999 were $102, $535, and $238 respectively. The 1999, 2000 and 2001 fees were waived by the Administrator.

     The Trust bears all of its costs of operation other than those specifically borne by the Administrator or the Manager.
The Fund's costs include any direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of the Trust's attorneys and auditors, taxes and governmental fees, cost of share certificates and other expenses of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, fees and expenses of data processing, recordkeeping and financial accounting services rendered to the Trust, expenses of printing and filing reports and other documents with governmental agencies, expenses of typesetting, printing and distributing Prospectuses to the existing shareholders, expenses of annual and special shareholders' meetings, charges of custodians, fees and expenses of Trustees of the Trust who are not officers or employees to the Manager or its affiliates, membership dues in the Investment Company Institute or other industry associations, insurance premiums and extraordinary expenses such as litigation expense and the expense of compliance with any governmental tax withholding requirements.

     Certain of the expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and any states where registered, and the public offering of its shares were advanced on behalf of the Trust by the Manager. These organizational expenses are deferred and amortized by the Fund over a period not exceeding 60 months from the date of the Fund's commencement of operations.


Distribution of Trust Shares
----------------------------

     Directed Services, Inc. (the "Distributor") serves as the Trust's Distributor pursuant to a Distribution Agreement with the Trust. The Distributor is not obligated to sell a specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

Purchases and Redemptions
-------------------------

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Fund's Prospectus. The Trust may suspend the right of redemption of shares of the Fund and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                     PORTFOLIO TRANSACTIONS

     As part of its obligations under the Management Agreement, the Manager places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. With respect to orders for the purchase and sale of no-load mutual funds, the Manager places orders directly with the mutual fund or its agent. With respect to purchases of certain money market instruments, purchase orders are placed directly with the issuer or its agent. Purchases of load fund shares may be effected by the Manager itself, which is a registered broker-dealer, although other brokers or dealers may be selected at the discretion of the Manager.

     When appropriate, the Fund may arrange to be included within a class of investors entitled to a reduced sales charge on load fund shares and may purchase load fund shares under letters of intent, rights of accumulation and cumulative purchase privileges, which permit it to obtain reduced sales charges for larger purchases of shares. Therefore, in a majority of cases, the sales charges paid by the Fund on a load fund purchase do not exceed 1% of the public offering price.

     Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it purchases shares of load funds, which may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, certain factors tend to keep the Fund's portfolio transaction costs as low as possible, including: (1) the Fund, to the extent feasible, purchases shares of no-load funds which can be acquired without incurring a sales charge or utilizing a broker to effect the transaction; (2) the Fund, to the extent feasible, takes advantage of exchange or conversion privileges offered by many "families" of mutual funds; and (3) insofar as the Fund invests in U.S. Government and other money market securities, the transaction costs should be minimal.

     With respect to all non-mutual fund securities, in executing transactions, the Manager attempts to obtain the best execution for the Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     The Manager may in the future provide advisory services to clients other than the Fund. A particular security may be bought or sold by the Manager for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Two or more clients of the Manager also may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager, and the results of such allocations, are subject to periodic review by the Trust's Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

                        NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.


                          ADVERTISING

     The Trust may, from time to time, include the total return of the Fund in advertisements or sales literature. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares.


     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over certain periods that will include periods of one, five, and ten years
(or, if less, up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. For the fiscal year ended December 31, 2001, the five year period ended December 31, 2001, and the period from the commencement of operations of the Fund on March 1, 1993 to December 31, 2001, the total return of the Fund was (16.31)%, 4.66% and 6.54% respectively.

     Performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders to:
(i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American Life Insurance Company, although comparable performance information for the separate account will take such charges into account. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Advertisements may include discussion of the underlying mutual funds held by the Fund.

                            TAXATION

     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in the Fund.

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal
Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, the Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (ii)diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S.Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer
(other than U.S. Government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its net investment income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the net short-term capital losses) that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains.

     In general, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) of the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund will not be subject to the excise tax on undistributed amounts for any calendar year if at all times during the calendar year the shareholders of the Fund consist only of segregated asset accounts of life insurance companies established in connection with variable contracts, as defined in the Code. (For this purpose, any shares of the Fund attributable to an investment in the Fund not exceeding $250,000 made in connection with the organization of the Fund shall not be taken into account.) In the event the Fund fails to meet this exception, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (the insurance company separate accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund invests in shares of an investment company organized abroad, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or on the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains.

     To comply with regulations under Section 817(h) of the Code, the Fund generally will be required to diversify its investments following the first anniversary of the beginning of its operations. Generally, pursuant to Section 817(h), the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The insurance company to which the Fund offers its shares (the "Company") has advised the Trust that it believes that, for federal income tax purposes, the Fund will be the owner of the shares of the mutual funds and any income therefrom, and the separate accounts of the Company will be the owners of the Shares of the Fund and any income therefrom. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a fund representing a specific economic risk or to direct (without restriction) the issuer of a variable contract at any time to invest in the Fund or other investments may also be proscribed. The belief of the Company with respect to the ownership by the Fund of the mutual fund shares and the income therefrom, and by the separate accounts of the Shares of the Fund and the income therefrom, is based upon published Internal Revenue Service rulings and the Company's understanding of the current Internal Revenue Service policy.

     In connection with the issuance of the temporary diversification regulations in 1986, the Treasury announced that such regulations did not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account without being considered the owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. These future rules and regulations proscribing investment control may adversely affect the ability of the Fund to operate as described in the Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or objectives, investment policies, or investment restrictions. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the Variable Contract owners to be considered the owners of the assets underlying the Separate Accounts.

Distributions
-------------

     Distributions of net investment income by the Fund are taxable to shareholders (the insurance company separate accounts) as ordinary income. Net capital gains will be treated, to the extent distributed and designated as capital gains dividends, as long-term capital gains in the hands of the shareholders.


Other Taxes
-----------

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                       OTHER INFORMATION


Capitalization
--------------

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust currently consists of 36 operational Series, one of which is discussed in this Statement of Additional Information. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.

     Expenses incurred by the Fund in connection with its organization and the public offering of its shares aggregated approximately $51,850.03. These costs were deferred and amortized over a period of five years from the Fund's commencement of operations.

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust, and prior to July 17, 1989, the name of the Trust was Western Capital Specialty Managers Trust.


Voting Rights
-------------

     Shareholders of the Trust are given certain voting rights.
Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes of electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. It is not anticipated that the Trust will hold meetings of the shareholders of the Fund unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.


Purchase of Shares
------------------

     Shares of the Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolio serving as investment mediums for variable contracts. Shares of the Portfolio are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

    Shares of the Portfolio are sold at its net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.


Redemption of Shares
--------------------

     Shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


Exchanges
---------

     Shares of the Portfolio may be exchanged for shares of any of the other Portfolios of the GCG Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolio, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among subaccounts of the pertinent insurance company separate account that invest in the Portfolio.

The Trust reserves the right to discontinue offering shares of the Portfolio at any time.


Custodian and Fund Accounting
-----------------------------

     The Custodian for the Trust is The Bank of New York,
One Wall Street, New York, NY 10286. DSI provides portfolio accounting services for the Trust pursuant to a Portfolio
Accounting Agreement.

Independent Auditors
--------------------

     Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as independent auditors for the Trust.





Registration Statement
----------------------

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

     The audited financial statements for the Fund dated as of December 31, 2001, including the financial highlights and notes thereto and the report of Ernst & Young LLP, independent auditors, are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report dated as of December 31, 2001.

            APPENDIX A:  DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from the Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

       APPENDIX B:  SECURITIES AND INVESTMENT TECHNIQUES
                   OF UNDERLYING MUTUAL FUNDS


     FOREIGN CURRENCY TRANSACTIONS. An underlying fund may enter into forward contracts in connection with its portfolio transactions in securities traded in a foreign currency. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     Under the Internal Revenue Code (the "Code"), gains or losses attributable to fluctuations in exchange rates which occur between the time an underlying fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of an underlying fund's investment company taxable income to be distributed to the Fund as ordinary income. This, in turn, will affect the amount of investment company taxable income of the Fund. See "Dividends, Distributions, and Taxes" in the Fund's Prospectus.

     MASTER DEMAND NOTES.   Although the Fund itself will not do
so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

     SHORT SALES. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund also may have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The underlying fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     A short sale is "against the box" if at all times when the short position is open the fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

     OPTIONS ACTIVITIES. An underlying fund may write (i.e., sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.


     An underlying fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

     An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When an underlying fund writes a put, it must "cover" the put by either maintaining cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian or by holding a put on the same security and in the same principal amount as the put written when the exercise price of the put held is equal to or greater than the exercise price of the put written. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio.
If any put is not exercised or sold, it will become worthless on its expiration date.

     An underlying fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

     The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities, to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     FUTURES CONTRACTS. An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

     A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes. Also, the successful use of futures depends upon the underlying fund investment advisor's ability to predict correctly movements in the direction of the market.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions, although speculators generally serve an important function by bringing liquidity to the futures markets. When purchasing a futures contract, a fund must deposit in a segregated account cash or high quality debt instruments equal in value to the current value of the underlying instruments less the margin deposit.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     OPTIONS ON FUTURES CONTRACTS. An underlying fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

                         PART C. OTHER INFORMATION

Item 23. Exhibits

    Exhibits

     (a) (1) Amended and Restated Agreement and Declaration of
                 Trust  3/19/96 (1)
         (2) Amendment to the Restated Agreement and Declaration of
                 Trust adding the Managed Global Series  6/10/96 (2)
         (3) Amendment to the Restated Agreement and Declaration of
                 Trust changing the name of the Natural Resources Series
                 to the Hard Assets Series and adding the Mid-Cap
                 Growth Series  1/23/97 (43)
         (4) Amendment to the Restated Agreement and Declaration of
                 Trust redesignating the Global Equity Series as the Managed Global Series; terminating the Mid-Cap Growth Series-added January 23, 1997; adding the Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value + Growth Series, Global Fixed Income Series, Growth Opportunities Series & Developing World Series 1/12/98 (3)
         (5) Amendment to the Restated Agreement and Declaration of
                 Trust adding Large Cap Value Series and the International Equity Series, also to change the names of the Multiple Allocation Series to the Equity Income Series and Value +
                 Growth Series to the Growth Series  2/16/99    (43)
         (6) Amendment to the Restated Agreement and Declaration of
                 Trust changing the name of the Growth & Income Series
                 to the Capital Growth Series  6/30/99  (43)
         (7) Amendment to the Restated Agreement and Declaration of
                 Trust adding the Investors Series, All Cap Series
                 and the Large Cap Growth Series  8/17/99   (43)
         (8) Amendment to the Restated Agreement and Declaration of
                 Trust adding the Diversified Mid-Cap Series, Asset
                 Allocation Growth Series and the Special Situations
                 Series  5/18/00  (45)
         (9) Amendment to the Restated Agreement and Declaration of
                 Trust adding the Internet Tollkeeper Series and changing the name of the Global Fixed Income Series to the Core Bond Series (48)
         (10)Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 -- filed herein

     (b)   By-laws (17)

     (c)   Instruments Defining Rights of Security Holders (18)

     (d) (1) (A) Management Agreement for all Series except The
                  Fund For Life (4)
             (B) Addendum to the Management Agreement, Mid-Cap Growth
                  Series, Research Series, Total Return Series, Growth & Income Series, Value + Growth Series, Global Fixed
                  Income Series, Growth Opportunities Series & Developing World Series 1/2/98 (43)
             (C) Addendum to the Management Agreement, adding
                  International Equity Series and the Large Cap
                  Value Series  2/16/99 (43)
             (D) Addendum to the Management Agreement, adding
                  Investors Series, All Cap Series and the
                  Large Cap Growth Series  8/17/99  (43)
             (E) Addendum to the Management Agreement, adding Diversified
                 Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series 5/18/00 (45)
             (F) Addendum to the Management Agreement, adding International
                  Equity Series  11/16/00 (46)
             (G) Addendum to the Management Agreement, adding Internet
                  Tollkeeper Series  (48)
             (H) Management Agreement for The Fund For Life (19)
             (I) Addendum to Management Agreement for all Series except the
                  Fund for Life adding the new series -- filed herein
             (J) Amendment to Management Agreement dated February 26, 2002
                  -- filed herein
             (K) Voluntary Fee Waiver Agreement with respect to Growth Series and Rising Dividends Series -- filed herein

         (2)     Portfolio Management Agreements

             (A) Portfolio Management Agreement with T. Rowe
                  Price Associates, Inc. (5)
             (B) Portfolio Management Agreement with ING Investment
                  Management LLC, formerly Equitable Investment
                  Services, Inc. (6)
             (C) Portfolio Management Agreement with Kayne
                  Anderson Investment Management, LLC. (7)
             (D) Addendum to the Kayne Anderson Investment Management, LLC
                  Agreement (43)
             (E) Portfolio Management Agreement with Eagle
                  Asset Management, Inc. (8)
             (F) Portfolio Management Agreement with
                  Massachusetts Financial Services Company (9)
             (G) Portfolio Management Agreement with
                  Baring International Investment Limited (20)
             (H) Portfolio Management Agreement with
                  A I M Capital Management, Inc. (21)
             (I) Portfolio Management Agreement with
                  Janus Capital Corporation  (22)
             (J) Portfolio Management Agreement with
                  Alliance Capital Management L.P. (23)
             (K) Schedule Pages for T. Rowe Price Associates, Inc. (24)
             (L) Portfolio Management Agreement with Salomon Smith
                  Barney Asset Management, Inc. (44)
             (M) Portfolio Management Agreement with Capital Guardian
                  Trust Company (44)
             (N) Form of Portfolio Management Agreement with The Prudential
                  Investment Corporation (44)
             (O) Addendum to the A I M Capital Management, Inc. Agreement (44)
             (P) Addendum to the Baring International Investment Limited
                  Agreement (44)
             (Q) Addendum to the Capital Guardian Trust Company
                  Agreement (44)
             (R) Form of Portfolio Management Agreement with Fidelity=
                  Management & Research Company  (45)
             (S) Form of Sub-Advisory Agreement between Fidelity Management
                  & Research Company and Fidelity Investments Money Management, Inc. (45)
             (T) Form of Addendum to the Janus Capital Corporation Agreement(45)
             (U) Form of Portfolio Management Agreement with ING Pilgrim
                  Investments, Inc. (46)
             (V) Form of Portfolio Management Agreement with Goldman Sachs &
                  Company (47)
             (W) Form of Portfolio Management Agreement with Pacific Investment
                  Management Company  (47)
             (X) Form of Portfolio Management Agreement with Fund Asset
                  Management, L.P. -- filed herein
             (Y) Form of Portfolio Management Agreement with Morgan Stanley
                  Investment Management Inc. -- filed herein
             (Z)Form of Portfolio Management Agreement with J.P. Morgan Fleming
                  Asset Management(USA), Inc. -- filed herein
             (AA)Form of Portfolio Management Agreement with J.P. Morgan Fleming
                 Asset Management (London) Limited -- filed herein
             (BB)Form of Portfolio Management Agreement with Janus Capital
                  Management LLC -- filed herein
             (CC)Amendment to Portfolio Management Agreement with T. Rowe
                  Price Associates, Inc. (49)
             (DD)Amendment to Portfolio Management Agreement with Salomon Smith
                  Barney Asset Management, Inc. (49)
             (EE)Amendment to Portfolio Management Agreement with
                  Massachusetts Financial Services Company (49)
             (FF)Interim Portfolio Mangagement Agreement with Morgan Stanley
                  Investment Management Inc. for Real Estate Series
                  (49)
             (GG)Interim Portfolio Mangagement Agreement with Morgan Stanley
                  Investment Management Inc. for Van Kampen Growth and
                  Income Series (49)

       (3)  Administrative Services Agreement for The Fund For Life (25)

       (4)   (A) Administration and Fund Accounting Agreement among the Trust,
                  Directed Services, Inc., and PFPC, Inc. (formerly, First Data Corporation) (26)
             (B) Consent to Transaction signed by Directed Services, Inc. and
                  The GCG Trust dated 9/9/99  (45)

   (e) (1)   (A) Distribution Agreement (10)
             (B) Amended and Restated Distribution Agreement
                  dated February 26, 2002 - filed herein

   (f) Bonus or Profit Sharing Contract --

     Effective February 26, 2002, the Trust has established a retirement policy for the Independent Trustees. Under the Trust's retirement policy, Independent Trustees will retire after reaching the age 70, subject to certain exceptions. An exception may be permitted if: (A) approved by all of the Trustees; or (B) if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor the Trustee of if otherwise necessary under applicable law, in which event the exception would apply until such time as the shareholder meeting can be held or is no longer needed.

     An Independent Trustee who has served in such capacity for at least five years (which need not be consecutive years) is entitled to a one-time payment upon his or her retirement equal to two times the annual compensation payable to such Independent Trustee, as in effect at the time of his or her retirement (based on the retainer and amounts paid for attending regularly scheduled Board and committee meetings, but not special meetings.

   (g) (1)  Custody Agreement with The Bank of New York (44)
       (2)  Addendum to Custody Agreement with Bank of New York (48)
       (3)  Foreign Custody Manager Agreement -- filed herein

   (h) (1) (A) Transfer Agency and Service Agreement  (27)
           (B) Addendum to the Transfer Agency and Service
                Agreement for The Fund For Life, Zero Target 2002
                Series, and Capital Appreciation Series (12)
           (C) Shareholder Servicing Agreement -- filed herein
           (D) Form of Third Party Brokerage Agreement with Merrill Lynch -- filed herein
           (E) Securities Lending and Guaranty Agreement with
                The Bank of New York -- filed herein

       (2) (A) Organizational Agreement for Golden American
                Life Insurance Company (28)
           (B) Assignment Agreement for Organizational Agreement (29)
           (C) Organizational Agreement for The Mutual
                Benefit Life Insurance Company (30)
           (D) Assignment Agreement for Organizational Agreement (31)
           (E) Addendum to Organizational Agreement adding
                Market Manager Series and Value Equity Series (13)
           (F) Addendum to the Organizational Agreement adding the Strategic Equity Series (32)
           (G) Addendum to the Organizational Agreement adding the Small Cap Series (14)
           (H) Addendum to the Organizational Agreement adding
                Managed Global Series (15)
           (I) Addendum to the Organizational Agreement adding
                Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (11)
           (J) Addendum to the Organizational Agreement adding International Equity Series and the Large Cap
                Value Series  2/16/99 (44)
           (K) Addendum to the Organizational Agreement adding
                Investors Series, All Cap Series and the
                Large Cap Growth Series  6/15/99 (44)
           (L) Addendum to the Organizational Agreement adding
                Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series 5/18/00 (45)
           (M) Addendum to the Organizational Agreement adding International Equity Series (46)
           (N) Addendum to the Organizational Agreement adding
                Internet Tollkeeper Series (48)
           (O) Addendum to the Organizational Agreement adding:
                Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE

       (3) (A) Settlement Agreement for Golden American Life Insurance Company (33)
           (B) Assignment Agreement for Settlement Agreement (16)
           (C) Settlement Agreement for The Mutual Benefit Life Insurance Company (34)
           (D) Assignment Agreement for Settlement Agreement (35)

       (4)  Indemnification Agreement (36)

       (5) (A) Expense Reimbursement Agreement  (37)
           (B) Amendment No. 1 to the Expense Reimbursement Agreement (38)
           (C) Amendment No. 2 to the Expense Reimbursement Agreement (39)
           (D) Amendment No. 3 to the Expense Reimbursement Agreement (40)
           (E) Amendment No. 4 to the Expense Reimbursement Agreement (41)

   (i)  Consent of Counsel -- filed herein

   (j)  Consent of Ernst & Young LLP -- filed herein

   (k)  Not Applicable

   (l)  Initial Capital Agreement (42)

   (m)  Distribution Plan Pursuant to Rule 12b-1 -- filed herein

   (n)  Not Applicable

   (o)  Multiple Class Plan Pursuant to Rule 18f-3 -- filed herein

   (p)  Other Exhibits

        (1) Power of Attorney -- filed herein

        (2) ING Group affiliate list  -- filed herein

        (3) The GCG Trust Code of Ethics  (45)

        (4) Fidelity Management & Research Company Code of Ethics (47)

        (5) Janus Capital Corporation Code of Ethics (45)

        (6) ING Pilgrim Investments, Inc. Code of Ethics (46)

        (7) Goldman Sachs & Company Code of Ethics  (47)

        (8) Pacific Investment Management Company Code of Ethics (47)

        (9) Baring International Investment Limited Code of Ethics (49)

        (10)T. Rowe Price Associates, Inc. Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of T. Rowe Price Corporate Income Fund, Inc. as filed on September 21, 2001 File No. 33-62275 and 811-07353.

        (11)Alliance Capital Management L.P. Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement of Alliance Variable Products Series Fund, Inc. as filed on April 27, 2001 File No. 33-18647 and 811-5398.

        (12)Prudential Investment Corporation Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Prudential Pacific Growth Fund, Inc. as filed on December 28, 2001 File No. 33-42391.

        (13)Form of Participation Agreement

        (14)J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited's Code of Ethics

        (15)Merrill Lynch Investment Managers (MLIM) Registered Investment Companies and Their Investment Advisers and Principal Underwriter Code of Ethics

        (16)Morgan Stanley Dean Witter Asset Management Code of Ethics

_________________________________

   (1) Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 2, 1996, File No. 33-23512.

   (2) Incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

   (3) Incorporated by reference to Exhibit (b)1(c) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

   (4) Incorporated by reference to Exhibit 5(a)(i) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

   (5) Incorporated by reference to Exhibit 5(b)(iv) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

   (6) Incorporated by reference to Exhibit 5(b)(vi) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

   (7) Incorporated by reference to Exhibit 5(b)(ix) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

   (8) Incorporated by reference to Exhibit 5(b)(xi) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

   (9) Incorporated by reference to Exhibit 5(b)(xii) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

  (10)  Incorporated by reference to Exhibit 6 of Post-Effective
        Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

  (11) Incorporated by reference to Exhibit 9(b)(ix) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

  (12) Incorporated by reference to Exhibit 9(a)(ii) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

  (13) Incorporated by reference to Exhibit 9(b)(v) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

  (14) Incorporated by reference to Exhibit 9(b)(vii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

  (15) Incorporated by reference to Exhibit 9(b)(viii) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

  (16) Incorporated by reference to Exhibit 9(c)(ii) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

  (17) Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (18) Incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (19) Incorporated by reference to Exhibit (d)(1)(B) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (20) Incorporated by reference to Exhibit (d)(2)(K) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (21) Incorporated by reference to Exhibit (d)(2)(L) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (22) Incorporated by reference to Exhibit (d)(2)(M) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (23) Incorporated by reference to Exhibit (d)(2)(N) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (24) Incorporated by reference to Exhibit (d)(2)(O) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (25) Incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (26) Incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (27) Incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (28) Incorporated by reference to Exhibit (h)(2)(A) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (29) Incorporated by reference to Exhibit (h)(2)(B) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (30) Incorporated by reference to Exhibit 9(b)(iii) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997 File No. 33-23512.

  (31) Incorporated by reference to Exhibit (h)(2)(D) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (32) Incorporated by reference to Exhibit (h)(2)(F) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (33) Incorporated by reference to Exhibit (h)(3)(A) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (34) Incorporated by reference to Exhibit (h)(3)(C) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (35) Incorporated by reference to Exhibit (h)(3)(D) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (36) Incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (37) Incorporated by reference to Exhibit (h)(5)(A) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (38) Incorporated by reference to Exhibit (h)(5)(B) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (39) Incorporated by reference to Exhibit (h)(5)(C) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (40) Incorporated by reference to Exhibit (h)(5)(D) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (41) Incorporated by reference to Exhibit (h)(5)(E) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (42) Incorporated by reference to Exhibit (l)(1) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

  (43) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

  (44) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

  (45) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

  (46) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

  (47) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

  (48) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 27, 2001 File No. 33-23512.

  (49) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

Item 24.  Persons Controlled by or Under Control with Registrant.

        As of the date of this Post-Effective Amendment, a separate account of Security Equity Life Insurance Company; a separate account of Equitable Life Insurance Company of Iowa; Golden American Life Insurance Company and its separate account;
        and First Golden American Life Insurance Company of New York own all of the outstanding shares of the Registrant.

        Security Equity Life Insurance Company, a separate account of Equitable Life Insurance Company of Iowa, Golden American Life Insurance Company and First Golden American Life Insurance Company of New York are required to vote fund shares in accordance with instructions received from owners of variable life insurance and annuity contracts funded by separate accounts of the relevant company.

        The subsidiaries of ING Groep N.V. will be filed by amendment.

Item 25.       Indemnification.

        Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

        Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

        The Trust has a management agreement with Directed Services Inc. ("DSI"), and The Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 26.  Business and Other Connections of Investment Adviser.

                             Directed Services, Inc.

        The Manager of all Series of the Trust is Directed Services, Inc. ("DSI"). The directors and officers of the Manager have, during the past two fiscal years, had substantial affiliations with Golden American Life Insurance Company ("Golden American") and Equitable of Iowa Companies ("EIC") and its affiliates. Unless otherwise indicated below all officers of DSI have a principal business address of 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. Most directors of DSI are employees of either EIC or one of its affiliates and each serves as a director of some or all of EIC's subsidiaries. In addition to DSI and Golden American, EIC's subsidiaries are Equitable Life Insurance Company of Iowa ("Equitable Life"), Equitable American Insurance Company ("Equitable American") USG Annuity & Life Company ("USG") and Locust Street Securities. EIC's principal business address 909 Locust Street, Des Moines, Iowa 50306.

Name                          Position With Adviser              Other Affiliations

James R. McInnis              Director and President             Executive Vice President of Golden
                                                                 American Life Insurance Company and
                                                                 ReliaStar Life Insurance
                                                                 Company of New York.

Stephen J. Preston            Director                           Executive Vice President and Chief Actuary
                                                                 of Golden American Life Insurance Company,
                                                                 Inc. and ReliaStar Life
                                                                 Insurance Company of New York

David S. Pendergrass          Vice President and Treasurer       Vice President and Treasurer of Golden American
ING Insurance Operations                                         Life Insurance Company
5780 Powers Ferry Road
Atlanta, GA  30327-4390



David L. Jacobson             Senior Vice President              Senior Vice President and Assistant
                                                                 Secretary of Golden American Life Insurance
                                                                 Company, Inc.

Alan G. Hoden                 Director


                    T. Rowe Price Associates, Inc.

For information regarding T. Rowe Price Associates, Inc., reference is made to Form ADV of T. Rowe Price Associates, Inc., SEC File No. 801-00856, which is incorporated by reference.

                      Eagle Asset Management, Inc.

For information regarding Eagle Asset Management, Inc., reference is made to Form ADV of Eagle Asset Management, Inc., SEC File No. 801-21343, which is incorporated by reference.

                     A I M Capital Management, Inc.

For information regarding A I M Capital Management, Inc., reference is made to Form ADV of A I M Capital Management, Inc., SEC File No. 801-15211, which is incorporated by refereence.

                     ING Investment Management, LLC

For information regarding ING Investment Management, LLC, reference is made to Form ADV of ING Investment Management, LLC, SEC File No. 801-15160, which is incorporated by reference.

               Baring International Investment Limited

For information regarding Baring International Investment Limited, reference is made to Form ADV of Baring International Investment Limited, SEC File No. 801-15160, which is incorporated by reference.

                    Massachusetts Financial Services Company

For information regarding Massachusetts Financial Services Company, reference is made to Form ADV of Massachusetts Financial Services Company, SEC File No. 801-15160, which is incorporated by reference.

                            Janus Capital Managemment LLC

For information regarding Janus Capital Corporation reference is made to Form ADV of Janus Capital Corporation, SEC File No. 801-13991, which is incorporated by reference.

                        Alliance Capital Management L.P.

For information regarding Alliance Capital Management L.P. reference is made to Form ADV of Alliance Capital Management L.P., SEC File No. 801-32361, which is incorporated by reference.


                     Salomon Brothers Asset Management Inc

For information regarding Salomon Smith Barney Asset Management Inc, reference is made to Form ADV of Salomon Smith Barney Asset Management Inc, SEC File No. 801-32046, which is incorporated by reference.


                         Capital Guardian Trust Company

For information regarding The Capital Guardian Trust Company reference is made to Form ADV of Capital Guardian Trust Company SEC File
No. 801-60145, which is incorporated by reference.

                  Fidelity Management & Research Company

For information regarding Fidelity Management & Research Company reference is made to Form ADV of Fidelity Investment Management SEC File No. 801-7884, which is incorporated by reference.

                              ING Investments, LLC

For information regarding ING Pilgrim Investments, Inc. reference is made to Form ADV of ING Pilgrim Investment, LLC SEC File No. 801-48282, which is incorporated by reference.

                  Pacific Investment Managment Company LLC

For information regarding Pacific Investment Managment Company LLC reference is made to Form ADV of Pacific Investment Managment Company LLC SEC File No. 801-48187 which is incorporated by reference.

                  Goldman Sachs Asset Management

For information regarding Goldman Sachs Asset Management reference is made to Form ADV of Goldman Sachs Asset Management SEC File No. 801-16048, which is incorporated by reference.

                  Morgan Stanley Investment Management Inc.

For information regarding Morgan Stanley Investment Management Inc. reference is made to Form ADV of Morgan Stanley Investment Management Inc.
SEC File  No. 801-15757, which is incorporated by reference.

                 J.P. Morgan Fleming Asset Management (USA), Inc.

For information regarding J.P. Morgan Fleming Asset Management (USA), Inc. reference is made to Form ADV of J.P. Morgan Fleming Asset Management (USA), Inc. SEC File No. 801-46669 (London) and 801-50256 (USA), which is incorporated by reference.

                           Fund Asset Management, L.P.

For information regarding Fund Asset Management, Limited reference is made to Form ADV of Fund Asset Management, Limited . SEC File No.801-12485, which is incorporated by reference.

Item 27.       Principal Underwriters.

     (a)  Directed Services, Inc. serves as Distributor of Shares of The GCG
          Trust.

     (b) The following officers of Directed Services, Inc. hold positions with the registrant: Barnett Chernow, Vice President, and Myles
          R. Tashman, Secretary.

NAME and PRINCIPAL            POSITIONS and OFFICES       POSITIONS and OFFICES
BUSINESS ADDRESS              with UNDERWRITER            with FUND

Stephen J. Preston              Director                  Vice President
Golden American Life
Insurance Co.
1475 Dunwoody Drive
West Chester, PA 19380




     (c)    Not Applicable (Underwriter Receives No Compensation)

Item 28.  Location of Accounts and Records.

        The Trust maintains its books of account for each Series as required by Section 31(a) of the 1940 Act and rules thereunder at its principal office at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478. The Trust's books of account are also kept at the offices of PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903.

Item 29.   Management Services.

        There are no management-related service contracts not discussed in Part A or Part B.

                                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirments for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A (File No. 33-23512) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of West Chester, and the Commonwealth of Pennsylvania, on April 24, 2002.

                                            THE GCG TRUST
                                            (Registrant)


                                            /s/ Mary Bea Wilkinson
                                            --------------------------
                                            Mary Bea Wilkinson
                                            President
*By:  /s/Carolyn Mead
      ---------------------
      Carolyn Mead
      as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A (File No. 33-23512) has been duly signed below by the following persons on behalf of The GCG Trust in the capacity indicated on April 24, 2002.


Signature                                      Title

/s/Paul S. Doherty*                             Trustee
----------------------
Paul S. Doherty

/s/R. Glenn Hilliard*                           Trustee

----------------------
R. Glenn Hilliard

/s/John G. Turner*                              Trustee
----------------------
John G. Turner

/s/J. Michael Earley*                           Trustee
----------------------
J. Michael Earley*

/s/R. Barbara Gitenstein*                       Trustee
----------------------
R. Barbara Gitenstein*

/s/Walter H. May*                               Trustee
----------------------
Walter H. May

/s/Thomas J. McInerney*                         Trustee
----------------------
Thomas J. McInerney

/s/Jock Patton*                                 Trustee
----------------------
Jock Patton

/s/David W.C. Putnam*                           Trustee
----------------------
David W.C. Putnam

/s/Blaine E. Rieke*                             Trustee
----------------------
Blaine E. Rieke

/s/Roger B. Vincent*                            Trustee
----------------------
Roger B. Vincent*

/s/Richard A. Wedemeyer*                        Trustee
----------------------
Richard A. Wedemeyer


*By:           /s/ Carolyn Mead
               -----------------------
               Carolyn Mead
               as Attorney-in-Fact

            EXHIBIT INDEX


Number     Exhibit Name                                              Exhibit
------     ------------                                              -------

(a)(10)    Amended and Restated Agreement and Declaration            EX99.a10
           of Trust dated February 26, 2002
(d)(1)(I)  Addendum to Management Agreement for all Series           EX99.d1I
           except the Fund for Life adding the new series
      {J}  Amendment to Managment Agreement dated February 26, 2002  EX99.d1J
      (K)  Voluntary Fee Waiver Agreement with respect to Growth     EX99.d1K
           Series and Rising Dividends Series
   (2)(X)  Form of Portfolio Management Agreement with Fund Asset    EX99.d2X
           Management, L.P.
      (Y)  Form of Portfolio Management Agreement with Morgan        EX99.d2Y
           Stanley Investment Management Inc.
      (Z)  Form of Portfolio Management Agreement with J.P.          EX99.d2Z
           Morgan Fleming Asset Management(USA), Inc.
      (AA) Form of Portfolio Management Agreement with J.P.          EX99.d2AA
           Morgan Fleming Asset Management (London) Limited
      (BB) Form of Portfolio Management Agreement with Janus         EX99.d2BB
           Capital Management LLC

(e)(1)(B)  Amended Distribution Agreement                            EX99.e1B

(g)(3)     Foreign Custody Manager Agreement                         EX99.g3

(h)(1)(C)  Shareholder Servicing Agreement                           EX99.h1C
      (D)  Form of Third Party Brokerage Agreement with              EX99.h1D
           Merrill Lynch
      (E)  Securities Lending and Guaranty Agreement with            EX99.h1E
           The Bank of New York

(h)(2)(O)  Addendum to the Organizational Agreement adding:          EX99.h2O
           Global Franchise, Equity Growth, J.P. Morgan Fleming,
           Small Cap Equity, Fundamental Growth, Focus Value,
           International Enhanced EAFE


(i)        Consent of Counsel                                        EX99.i

(j)        Consent of Ernst & Young LLP                              EX99.j

(m)        Distribution Plan Pursuant to Rule 12b-1                  EX99.m

(o)        Multiple Class Plan Pursuant to Rule 18f-3                EX99.o

(p)(1)     Power of Attorney                                         EX99.p1
   (2)     ING Group affiliate list                                  EX99.p2

   (13)    Form of Participation Agreement                           EX99.p13

   (14)    J.P. Morgan Fleming Asset Management (USA) Inc., J.P.     EX99.p14
           Morgan Investment Management Inc., Robert Fleming, Inc.,
           J.P. Morgan Fleming Asset Management (London) Limited,
           JP International Management Limited's Code of Ethics

   (15)    Merrill Lynch Investment Managers (MLIM) Registered       EX99.p15
           Investment Companies and Their Investment Advisers and Principal Underwriter Code of Ethics

   (16)    Morgan Stanley Dean Witter Asset Management               EX99.p16
           Code of Ethics